                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-02753

                                    SBL FUND
               (Exact name of registrant as specified in charter)

              ONE SECURITY BENEFIT PLACE, TOPEKA, KANSAS 66636-0001
               (Address of principal executive offices) (Zip code)

                           MICHAEL G. ODLUM, PRESIDENT
                                    SBL FUND
                           ONE SECURITY BENEFIT PLACE
                            TOPEKA, KANSAS 66636-0001
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (785) 438-3000

                      Date of fiscal year end: December 31

                   Date of reporting period: December 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

SBL FUND

ANNUAL REPORT

DECEMBER 31, 2004

-   SERIES A (EQUITY SERIES)

-   SERIES B (LARGE CAP VALUE SERIES)

-   SERIES C (MONEY MARKET SERIES)

-   SERIES D (GLOBAL SERIES)

-   SERIES E (DIVERSIFIED INCOME SERIES)

-   SERIES G (LARGE CAP GROWTH SERIES)

-   SERIES H (ENHANCED INDEX SERIES)

-   SERIES J (MID CAP GROWTH SERIES)

-   SERIES N (MANAGED ASSET ALLOCATION SERIES)

-   SERIES O (EQUITY INCOME SERIES)

-   SERIES P (HIGH YIELD SERIES)

-   SERIES Q (SMALL CAP VALUE SERIES)

-   SERIES S (SOCIAL AWARENESS SERIES)

-   SERIES V (MID CAP VALUE SERIES)

-   SERIES W (MAIN STREET GROWTH AND INCOME(R) SERIES)

-   SERIES X (SMALL CAP GROWTH SERIES)

-   SERIES Y (SELECT 25 SERIES)

-   SERIES Z (ALPHA OPPORTUNITY SERIES)

[SECURITY DISTRIBUTORS, INC. LOGO]

                                    SBL FUND

                                DECEMBER 31, 2004

                                  ANNUAL REPORT

                                TABLE OF CONTENTS

Series A (Equity Series).......................................     2
Series B (Large Cap Value Series)..............................    10
Series C (Money Market Series).................................    18
Series D (Global Series).......................................    26
Series E (Diversified Income Series)...........................    35
Series G (Large Cap Growth Series).............................    45
Series H (Enhanced Index Series)...............................    53
Series J (Mid Cap Growth Series)...............................    64
Series N (Managed Asset Allocation Series).....................    72
Series O (Equity Income Series)................................    97
Series P (High Yield Series)...................................   106
Series Q (Small Cap Value Series)..............................   117
Series S (Social Awareness Series).............................   126
Series V (Mid Cap Value Series)................................   134
Series W (Main Street Growth & Income(R) Series)...............   143
Series X (Small Cap Growth Series).............................   159
Series Y (Select 25 Series)....................................   167
Series Z (Alpha Opportunity Series)............................   174
Notes to Financial Statements..................................   182
Report of Independent Registered Public Accounting Firm........   193
Directors and Officers.........................................   194

                                                                        SERIES A
Manager's Commentary                                             (EQUITY SERIES)
February 15, 2005                                                    (unaudited)

                                                           [SECURITY FUNDS LOGO]
                                       Advisor, Security Management Company, LLC

[PHOTO OF MARK A. MITCHELL]
Mark A. Mitchell
Portfolio Manager

TO OUR SHAREHOLDERS:

With the retirement of Terry Milberger in February 2004, this marks my first annual letter to the Equity Series' shareholders. 2004 was a normal year in many respects; returns were positive, but not as spectacular as in 2003. The Equity Series returned 7.77%(1) in the period, lagging the benchmark S&P 500 index's return of 10.88% and the Fund's peer group median return of 8.81%. Similar to 2003, the market favored lower quality, higher beta stocks. In such environments, we tend to underperform. While disappointing, we believe that our approach delivers performance over the long term.

Our approach to managing the Equity Series is based on our investment philosophy described below.

We understand a company's growth potential over the long term based on our bottom-up fundamental investment process. We invest today based on future potential. We concentrate our investments in companies with sustainable competitive advantages when they are undervalued. Companies must demonstrate management ability by consistently adding shareholder value. They must have strong financial positions and be well positioned for growth. We are patient buyers and sellers focused on the long term, and we take advantage of investor uncertainty and short-term thinking.

For this Series, we apply this philosophy to a broad range of both growth and value names.

INDUSTRIALS AND CONSUMER DISCRETIONARY STOCKS TOP PERFORMERS

The Series industrial holdings were up 23% compared to 18% for the index. Positions in Federal Express and General Dynamics contributed positively to the Series. Federal Express had strong results driven by continued economic growth and business model efficiencies. General Dynamics benefited from a recovery in its aircraft business and strong defense spending.

The Series consumer discretionary holdings performed well, besting the index sector return of 13%. Harley Davidson was up 29% largely as a result of executing well against near-term concerns regarding a slowdown in its business. Carnival Cruise lines appreciated 47% driven by solid operating fundamentals and recognition of an upcoming industry capacity slowdown.

TECHNOLOGY AND FINANCIALS DISAPPOINTING

Following an extremely strong year in 2003, technology stocks had a difficult time in 2004. Adverse stock selection in ADC Telecom and not owning Qualcomm had a negative impact on the Fund. ADC Telecom was down 24% as a result of a slower broadband build out than was expected, while Qualcomm was up more than 58% as it benefited from strong wireless handset demand.

Fur ther consolidation in the financial sector had a negative impact on the funds. Wachovia, not owned in the Series, was up more than 18% due to strong earnings growth and takeover speculation within the regional banking industry. Freddie Mac was up more than 28% as the company recovered from regulatory issues it experienced in 2003.

2005 MARKET OUTLOOK

Our outlook for the equity market continues to be guardedly optimistic. Like every year, there are many potential positive and negative influences. We believe the most significant issue facing us in 2005 will be a slowing profit cycle. In such an environment, we believe more normal equity returns are likely. Skilled stock picking versus owning beta will be critical. This favors our focus on identifying good companies at attractive valuations.

We continue to believe that investing is a long-term pursuit that requires patience and a consistent approach. Dollar cost averaging is a sound way to build long-term value. While it does not assure profits or protect against losses in a declining market, we think it is the best way to take advantage of the natural highs and lows in a market cycle. We recognize there are many investment fund alternatives available today and thank you for your business and the confidence you place in us.

Sincerely,

Mark A. Mitchell
Portfolio Manager

                                                                        SERIES A
Manager's Commentary                                             (EQUITY SERIES)
February 15, 2005                                                    (unaudited)

PERFORMANCE

[PERFORMANCE GRAPH]


                          SBL A INVESTMENT INFORMATION

  DATE              value
----------         ---------
SBL A
  12/31/94         10,000.00
   3/31/95         10,918.75
   6/30/95         11,956.25
   9/30/95         12,883.04
  12/31/95         13,676.44
   3/31/96         14,677.95
   6/30/96         15,315.27
   9/30/96         15,916.18
  12/31/96         16,778.94
   3/31/97         16,792.75
   6/30/97         19,594.99
   9/30/97         21,230.06
  12/31/97         21,597.49
   3/31/98         24,706.78
   6/30/98         25,497.15
   9/30/98         22,501.67
  12/31/98         27,085.78
   3/31/99         27,555.24
   6/30/99         28,970.02
   9/30/99         26,444.80
  12/31/99         29,289.51
   3/31/00         29,627.68
   6/30/00         28,802.86
   9/30/00         28,097.12
  12/31/00         25,550.98
   3/31/01         22,372.81
   6/30/01         23,901.45
   9/30/01         20,287.38
  12/31/01         22,636.02
   3/31/02         22,510.36
   6/30/02         19,108.93
   9/30/02         16,113.64
  12/31/02         17,180.83
   3/31/03         16,701.03
   6/30/03         18,814.18
   9/30/03         19,109.00
  12/30/03         20,904.45
   3/31/04         21,161.14
   6/30/04         21,469.16
   9/30/04         20,947.41
  12/31/04         22,540.57

S& P 500

     DATE                   value
------------------        ---------
INCEPTION 12/31/94            10000
           3/31/95        10,973.54
           6/30/95        12,021.73
           9/30/95        12,977.38
          12/31/95        13,758.83
           3/31/96        14,496.79
           6/30/96        15,146.75
           9/30/96        15,615.00
          12/31/96        16,917.32
           3/31/97        17,370.33
           6/30/97        20,403.22
           9/30/97        21,933.28
          12/31/97        22,563.84
           3/31/98        25,711.52
           6/30/98        26,560.80
           9/30/98        23,917.78
          12/31/98        29,009.49
           3/31/99        30,459.09
           6/30/99        32,605.67
           9/30/99        30,569.24
          12/31/99        35,117.47
           3/31/00        35,924.60
          06/30/00        34,971.96
          09/30/00        34,633.69
          12/31/00        31,926.23
           3/31/01        28,142.75
           6/30/01        29,790.71
           9/30/01        25,420.61
          12/31/01        28,138.60
           3/31/02        28,215.08
           6/30/02        24,435.90
           9/30/02        20,215.62
          12/31/02        21,922.95
           3/31/03        21,232.51
           6/30/03        24,500.84
           9/30/03        25,149.28
          12/31/03        28,211.56
           3/31/04        28,690.15
           6/30/04        29,181.95
           9/30/04        28,634.84
          12/31/04        31,278.93

                           SBL Fund Series A $22,541
                           S& P 500 Index $31,279

$10,000 OVER 10 YEARS

The chart above assumes a hypothetical $10,000 investment in Series A (Equity Series) on December 31, 1994 and reflects the fees and expenses of Series A.

PORTFOLIO COMPOSITION BY SECTOR

Consumer Discretionary                   13.01%
Consumer Staples                         11.26
Energy                                    6.39
Financials                               17.74
Health Care                              12.93
Industrials                              14.29
Information Technology                   14.73
Materials                                 2.42
Telecommunication Services                1.59
Unit Investment Trust                     3.09
Commercial Paper                          2.13
Cash & other assets, less liabilities     0.42

AVERAGE ANNUAL RETURNS

PERIODS ENDED 12-31-04(1)        1 YEAR         5 YEARS        10 YEARS
--------------------------       ------         -------        --------
Series A                          7.77%         (5.10%)           8.47%

----------
(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                                         See accompanying notes.

                                                                        SERIES A
Manager's Commentary                                             (EQUITY SERIES)
February 15, 2005                                                    (unaudited)

PERFORMANCE

INFORMATION ABOUT YOUR SERIES EXPENSES

CALCULATING YOUR ONGOING SERIES EXPENSES

EXAMPLE

As a shareholder of the Series, you incur ongoing costs, including management fees and other series expenses. Performance figures and expense ratios do not reflect fees and expenses associated with an investment in variable insurance products. Shares of a Series of SBL Fund are available only through the purchase of such products. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 - December 31, 2004.

ACTUAL EXPENSES

The first line in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses associated with an investment in variable insurance products. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses associated with an investment in variable insurance products were included, your costs would have been higher.

FUND EXPENSES

                                 BEGINNING             ENDING       EXPENSES PAID
                               ACCOUNT VALUE        ACCOUNT VALUE       DURING
                                 07-01-04             12-31-041        PERIOD(2)
                               -------------        -------------   -------------
Series A (Equity Series)
  Actual                        $   1,000.00        $    1,048.70      $    4.53
  Hypothetical                      1,000.00             1,020.71           4.47

(1) The actual ending account value is based on the actual total return of the Series for the period July 1, 2004 to December 31, 2004 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2004 to December 31, 2004 was 4.87%.

(2) Expenses are equal to the Series annualized expense ratio 0.88% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                                                        SERIES A
Schedule of Investments                                          (EQUITY SERIES)
December 31, 2004

                                                   NUMBER            MARKET
                                                 OF SHARES           VALUE
COMMON STOCKS - 97.4%
AEROSPACE & DEFENSE - 4.6%
General Dynamics Corporation                       106,300       $ 11,118,980
L-3 Communications Holdings, Inc.                   46,000          3,369,040
United Technologies Corporation                     97,100         10,035,285
                                                                 ------------
                                                                   24,523,305
                                                                 ------------

AIR FREIGHT & LOGISTICS - 2.1%
FedEx Corporation                                  113,500         11,178,615
                                                                 ------------

AIRLINES - 1.2%
Southwest Airlines Company                         388,600          6,326,408
                                                                 ------------

ALUMINUM - 0.9%
Alcoa, Inc.                                        160,000          5,027,200
                                                                 ------------

ASSET MANAGEMENT & CUSTODY BANKS - 1.5%
Bank of New York Company, Inc.                     230,000          7,686,600
                                                                 ------------

BIOTECHNOLOGY - 1.5%
Amgen, Inc.*                                       124,800          8,005,920
                                                                 ------------

BREWERS - 1.6%
Anheuser-Busch Companies, Inc.                     170,000          8,624,100
                                                                 ------------

BROADCASTING & CABLE TV - 0.7%
Comcast Corporation*                               103,800          3,454,464
                                                                 ------------

COMMUNICATIONS EQUIPMENT - 2.1%
ADC Telecommunications, Inc.*                    1,600,000          4,288,000
Cisco Systems, Inc.*                               363,900          7,023,270
                                                                 ------------
                                                                   11,311,270
                                                                 ------------

COMPUTER HARDWARE - 3.7%
Dell, Inc.*                                        249,700         10,522,358
International Business Machines
   Corporation                                      90,000          8,872,200
                                                                 ------------
                                                                   19,394,558
                                                                 ------------

CONSUMER FINANCE - 1.4%
MBNA Corporation                                   270,900          7,636,671
                                                                 ------------

DATA PROCESSING & OUTSOURCED SERVICES - 3.0%
Computer Sciences Corporation*                      70,000          3,945,900
First Data Corporation                             285,000         12,123,900
                                                                 ------------
                                                                   16,069,800
                                                                 ------------

DEPARTMENT STORES - 1.8%
Kohl's Corporation*                                195,800          9,627,486
                                                                 ------------

DIVERSIFIED BANKS - 3.3%
Bank of America Corporation                        134,000          6,296,660
Wells Fargo & Company                              180,000         11,187,000
                                                                 ------------
                                                                   17,483,660
                                                                 ------------

DRUG RETAIL - 1.8%
CVS Corporation                                    210,000          9,464,700
                                                                 ------------

EXCHANGE TRADED FUNDS - 3.1%
iShares S&P 500 Index Fund                         135,300         16,371,300
                                                                 ------------
GENERAL MERCHANDISE STORES - 0.8%
Target Corporation                                  82,400       $  4,279,032
                                                                 ------------

HEALTH CARE EQUIPMENT - 2.4%
Boston Scientific Corporation*                     245,700          8,734,635
Medtronic, Inc.                                     76,350          3,792,305
                                                                 ------------
                                                                   12,526,940
                                                                 ------------

HOME IMPROVEMENT RETAIL - 2.9%
Home Depot, Inc.                                   298,900         12,774,986
Lowe's Companies, Inc.                              49,100          2,827,669
                                                                 ------------
                                                                   15,602,655
                                                                 ------------

HOTELS, RESORTS & CRUISE LINES - 1.8%
Carnival Corporation                               165,000          9,508,950
                                                                 ------------

HOUSEHOLD PRODUCTS - 3.1%
Colgate-Palmolive Company                          110,000          5,627,600
Procter & Gamble Company                           195,300         10,757,124
                                                                 ------------
                                                                   16,384,724
                                                                 ------------
HYPERMARKETS & SUPERCENTERS - 2.5%
Wal-Mart Stores, Inc.                              255,300         13,484,946
                                                                 ------------
INDUSTRIAL CONGLOMERATES - 6.4%
3M Company                                          56,650          4,649,265
General Electric Company                           627,500         22,903,750
Tyco International, Ltd.                           173,000          6,183,020
                                                                 ------------
                                                                   33,736,035
                                                                 ------------

INDUSTRIAL GASES - 1.5%
Praxair, Inc.                                      177,000          7,814,550
                                                                 ------------
INTEGRATED OIL & GAS - 3.7%
ChevronTexaco Corporation                          134,000          7,036,340
Exxon Mobil Corporation                            246,900         12,656,094
                                                                 ------------
                                                                   19,692,434
                                                                 ------------

INTEGRATED TELECOMMUNICATION SERVICES - 1.6%
SBC Communications, Inc.                           170,000          4,380,900
Verizon Communications, Inc.                       100,000          4,051,000
                                                                 ------------
                                                                    8,431,900
                                                                 ------------

INVESTMENT BANKING & BROKERAGE - 2.3%
Goldman Sachs Group, Inc.                           61,000          6,346,440
Merrill Lynch & Company, Inc.                       95,000          5,678,150
                                                                 ------------
                                                                   12,024,590
                                                                 ------------

LIFE & HEALTH INSURANCE - 0.9%
AFLAC, Inc.                                        119,000          4,740,960
                                                                 ------------
MANAGED HEALTH CARE - 3.1%
UnitedHealth Group, Inc.                           110,750          9,749,323
WellPoint, Inc.*                                    60,200          6,923,000
                                                                 ------------
                                                                   16,672,323
                                                                 ------------

                                                         See accompanying notes.

                                                                        SERIES A
Schedule of Investments                                          (EQUITY SERIES)
December 31, 2004

                                                         NUMBER          MARKET
                                                        OF SHARES         VALUE
COMMON STOCKS (CONTINUED)
MOTORCYCLE MANUFACTURERS - 1.0%
Harley-Davidson, Inc.                                     91,400      $  5,552,550
                                                                      ------------

MOVIES & ENTERTAINMENT - 4.0%
Time Warner, Inc.*                                       505,000         9,817,200
Viacom, Inc. (Cl.B)                                      305,900        11,131,701
                                                                      ------------
                                                                        20,948,901
                                                                      ------------

MULTI-LINE INSURANCE - 3.1%
American International Group, Inc.                       251,900        16,542,273
                                                                      ------------

OIL & GAS EQUIPMENT & SERVICES - 1.8%
BJ Services Company                                       73,800         3,434,652
Halliburton Company                                      149,700         5,874,228
                                                                      ------------
                                                                         9,308,880
                                                                      ------------

OIL & GAS EXPLORATION & PRODUCTION - 0.9%
Anadarko Petroleum Corporation                            74,800         4,847,788
                                                                      ------------

OTHER DIVERSIFIED FINANCIAL SERVICES - 3.8%
Citigroup, Inc.                                          412,000        19,850,160
                                                                      ------------

PHARMACEUTICALS - 5.9%
Abbott Laboratories                                      140,000         6,531,000
Eli Lilly & Company                                       56,350         3,197,862
Johnson & Johnson                                        201,400        12,772,788
Merck & Company, Inc.                                    149,500         4,804,930
Pfizer, Inc.                                             149,200         4,011,988
                                                                      ------------
                                                                        31,318,568
                                                                      ------------

PROPERTY & CASUALTY INSURANCE - 1.5%
Chubb Corporation                                        104,700         8,051,430
                                                                      ------------

SEMICONDUCTOR EQUIPMENT - 0.3%
Applied Materials, Inc.*                                  77,400         1,323,540
                                                                      ------------

SEMICONDUCTORS -1.6%
Intel Corporation                                        369,100         8,633,249
                                                                      ------------

SOFT DRINKS - 2.2%
PepsiCo, Inc.                                            225,000        11,745,000
                                                                      ------------

SYSTEMS SOFTWARE - 4.0%
Microsoft Corporation                                    670,900        17,919,739
Oracle Corporation*                                      248,400         3,408,048
                                                                      ------------
                                                                        21,327,787
                                                                      ------------

TOTAL COMMON STOCKS
(cost $ 428,595,807)                                                   516,536,222
                                                                      ------------

WARRANTS - 0.0%
Lucent Technologies, Inc.*                                16,528            26,114
                                                                      ------------

TOTAL WARRANTS
     (cost   $0)                                                            26,114
                                                                      ------------
COMMERCIAL PAPER - 2.2%

BROKERAGE - 0.4%
Goldman Sachs Group, Inc.:
   2.33%, 01-12-05                                     1,000,000           999,288
   2.33%, 01-14-05                                     1,000,000           999,159
                                                                         1,998,447
                                                                      ------------

ELECTRIC - 0.4%
Florida Power & Light Company,
   2.31%, 01-14-05                                     2,305,000         2,303,077
                                                                      ------------
FINANCIAL COMPANIES - NONCAPTIVE DIVERSIFIED - 0.7%
Citigroup, Inc., 2.29%, 01-13-05                       3,500,000         3,497,328
                                                                      ------------
FOOD & BEVERAGE - 0.7%
Coca-Cola Company, 2.18%, 01-05-05                     3,500,000         3,499,152
                                                                      ------------
TOTAL COMMERCIAL PAPER
     (cost $11,298,004)                                                 11,298,004
                                                                      ------------

REPURCHASE AGREEMENT - 0.3%

United Missouri Bank, 1.74%, dated
   12-31-04, matures 01-03-05; repurchase
   amount of $1,753,254 (Collateralized
   by FHLMC, 0.00%, 01-14-05 with
   a value of $1,788,307)                              1,753,000         1,753,000
                                                                      ------------
TOTAL REPURCHASE AGREEMENT
   (cost $ 1,753,000)                                                    1,753,000
                                                                      ------------

TOTAL INVESTMENTS - 99.9%
   (cost $ 441,646,811)                                                529,613,340
CASH & OTHER ASSETS, LESS LIABILITIES - 0.1%                               482,595
                                                                      ------------
TOTAL NET ASSETS - 100.0%                                              530,095,935
                                                                     =============

The identified cost of investments owned at December 31, 2004 was the same for federal income tax and financial statement purposes.

* Non-income producing security

                                                         See accompanying notes.

                                                                        SERIES A
                                                                 (EQUITY SERIES)

Statement of Assets and Liabilities
December 31, 2004

ASSETS:
Investments, at value(1) .......................    $ 529,613,340
Cash ...........................................           45,753
Receivables:
   Fund shares sold ............................        1,215,682
   Securities sold .............................          791,302
   Dividends ...................................          410,924
Prepaid expenses ...............................            9,792
                                                    -------------
Total assets ...................................      532,086,793
                                                    -------------

LIABILITIES:
Payable for:
   Securities purchased ........................          790,900
   Fund shares redeemed ........................          754,833
   Management fees .............................          336,025
   Custodian fees ..............................            1,575
   Transfer agent and administration fees ......           42,571
   Professional fees ...........................           37,291
   Other .......................................           27,663
                                                    -------------
Total liabilities ..............................        1,990,858
                                                    -------------
NET ASSETS .....................................    $ 530,095,935
                                                    =============

NET ASSETS CONSIST OF:
Paid in capital ................................    $ 434,695,184
Accumulated undistributed net
   investment income ...........................        4,363,888
Accumulated undistributed net realized gain
   on sales of investments .....................        3,070,334
Net unrealized appreciation in value
   of investments ..............................       87,966,529
                                                    -------------
Net assets .....................................    $ 530,095,935
                                                    =============

Capital shares authorized ......................       indefinite

Capital shares outstanding .....................       24,176,651
Net asset value and redemption price
   per share (net assets divided by
   shares outstanding) .........................    $       21.93
                                                    =============

(1) Investments, at cost .......................    $ 441,646,811

Statement of Operations
For the Year Ended December 31, 2004

INVESTMENT INCOME:
  Dividends ....................................    $   8,873,461
  Interest .....................................          184,682
                                                    -------------
  Total investment income ......................        9,058,143
                                                    -------------

EXPENSES:
  Management fees ..............................        4,035,003
  Custodian fees ...............................           20,234
  Transfer/maintenance fees ....................           22,578
  Administration fees ..........................          463,321
  Directors' fees ..............................           27,675
  Professional fees ............................           50,267
  Reports to shareholders ......................           51,568
  Other expenses ...............................           20,900
                                                    -------------
  Total expenses ...............................        4,691,546
                                                    -------------
  Net investment income ........................        4,366,597
                                                    -------------

NET REALIZED AND UNREALIZED GAIN:
Net Realized gain during the period on:
  Investments ..................................       32,489,299
                                                    -------------
  Realized gain ................................       32,489,299
                                                    -------------

Net change in unrealized appreciation
  during the period on:
  Investments ..................................        2,052,471
                                                    -------------
  Unrealized appreciation ......................        2,052,471
                                                    -------------

  Net gain .....................................       34,541,770
                                                    -------------
  Net increase in net assets ...................

     resulting from operations .................    $  38,908,367
                                                    =============

                                                         See accompanying notes.

                                                                        SERIES A
Statement of Changes in Net Assets                               (EQUITY SERIES)

                                                                                           YEAR ENDED         YEAR ENDED
                                                                                       DECEMBER 31, 2004  DECEMBER 31, 2003
                                                                                       -----------------  -----------------

INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income ...........................................................    $     4,366,597    $     3,477,540
   Net realized gain during the period on investments ..............................         32,489,299         12,105,223
   Net change in unrealized appreciation during the period on investments ..........          2,052,471         87,820,531
                                                                                        ---------------    ---------------
   Net increase in net assets resulting from operations ............................         38,908,367        103,403,294
                                                                                        ---------------    ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ...........................................................           (557,400)        (3,151,576)
                                                                                        ---------------    ---------------
   Total distributions to shareholders .............................................           (557,400)        (3,151,576)
                                                                                        ---------------    ---------------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of shares ....................................................         73,369,951         97,529,750
   Distributions reinvested ........................................................            557,400          3,151,576
   Cost of shares redeemed .........................................................       (141,472,304)      (159,480,227)
                                                                                        ---------------    ---------------
   Net decrease from capital share transactions ....................................        (67,544,953)       (58,798,901)
                                                                                        ---------------    ---------------
   Net increase (decrease) in net assets ...........................................        (29,193,986)        41,452,817
                                                                                        ---------------    ---------------

NET ASSETS:
   Beginning of period .............................................................        559,289,921        517,837,104
                                                                                        ---------------    ---------------
   End of period ...................................................................    $   530,095,935    $   559,289,921
                                                                                        ===============    ===============

   Accumulated undistributed net investment income at end of period ................    $     4,363,888    $       554,691
                                                                                        ===============    ===============

CAPITAL SHARE ACTIVITY:
   Shares sold .....................................................................          3,545,480          5,367,510
   Shares reinvested ...............................................................             27,151            158,232
   Shares redeemed .................................................................         (6,850,984)        (8,836,725)
                                                                                        ---------------    ---------------
   Total capital share activity ....................................................         (3,278,353)        (3,310,983)
                                                                                        ===============    ===============

                                                         See accompanying notes.

                                                                        SERIES A
Financial Highlights                                             (EQUITY SERIES)
Selected data for each share of capital stock outstanding throughout each year

                                                                                                                  YEAR ENDED,
                                                                                                                 DECEMBER 31,
                                                                     2004       2003       2002        2001          2000
                                                                  ---------   --------   --------    --------    ------------
PER SHARE DATA
Net asset value, beginning of period                              $   20.37   $  16.83   $  22.36    $  28.50    $      35.51
                                                                  ---------   --------   --------    --------    ------------
Income (loss) from investment operations:
Net investment income (loss)                                           0.18       0.13       0.10        0.06            0.06
Net gain (loss) on securities (realized and unrealized)                1.40       3.53      (5.47)      (3.14)          (4.27)
                                                                  ---------   --------   --------    --------    ------------
Total from investment operations                                       1.58       3.66      (5.37)      (3.08)          (4.21)
                                                                  ---------   --------   --------    --------    ------------
Less distributions:
Dividends from net investment income                                  (0.02)     (0.12)     (0.16)      (0.05)          (0.01)
Distributions from realized gains                                         -          -          -       (3.01)          (2.79)
                                                                  ---------   --------   --------    --------    ------------
Total distributions                                                   (0.02)     (0.12)     (0.16)      (3.06)          (2.80)
                                                                  ---------   --------   --------    --------    ------------
Net asset value, end of period                                    $   21.93   $  20.37   $  16.83    $  22.36    $      28.50
                                                                  =========   ========   ========    ========    ============
TOTAL RETURN(a)                                                        7.77%     21.74%    (24.10%)    (11.41%)        (12.76%)
                                                                  ---------   --------   --------    --------    ------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                          $ 530,096   $559,290   $517,837    $790,602    $  1,004,968
                                                                  ---------   --------   --------    --------    ------------
Ratios to average net assets:
Net investment income (loss)                                           0.81%      0.66%      0.49%       0.26%           0.16%
Total expenses                                                         0.87%      0.82%      0.82%       0.83%           0.83%
Gross expenses(b)                                                      0.87%      0.82%      0.82%       0.83%           0.83%
Net expenses(c)                                                        0.87%      0.82%      0.82%       0.82%           0.82%
                                                                  ---------   --------   --------    --------    ------------
Portfolio turnover rate                                                  27%        53%        25%         20%             41%

(a) Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

(b) Gross expense information reflects expense ratios absent fund expense reductions by the Investment Manager.

(c) Net expense information reflects expense ratios after expense reductions or fee waivers and reduction of custodian expenses.

                                                         See accompanying notes.

                                                                        SERIES B
Manager's Commentary                                    (LARGE CAP VALUE SERIES)
February 15, 2005                                                    (unaudited)

                                                            YOU,YOUR ADVISOR AND
                                                                  [DREYFUS LOGO]
                                                      A MELLON FINANCIAL COMPANY

                                                             Subadvisor, Dreyfus

[PHOTO OF BRIAN FERGUSON]
Brian Ferguson
Senior Portfolio Manager

TO OUR SHAREHOLDERS:

MARKET ENVIRONMENT

Over the course of 2004, the U.S. markets have transitioned from a dramatic rebound to a more cautious advance, as U.S. dollar weakness and the current account deficit have tempered investor enthusiasm. Interest rates reached 40-year lows, global tension continued in the Middle East, and oil prices soared beyond $50/barrel briefly as the Gross Domestic Product (GDP) slowed its hasty rate of growth to a more sustainable, albeit moderate level. A clear outcome to the U.S. presidential elections, increasing corporate expenditures, sinking jobless claims and improving provide the opportunity for an advance by the U.S. economy.

SECTOR AND STOCK REVIEW

The Large Cap Value Series advanced 10.60% during the fourth quarter and 10.82% for the 12 months ending December 31, 2004.(1) The portfolio outpaced the S&P BARRA Value Index during the quarter, but trailed the benchmark for 2004, as the index advanced 9.90% for the quarter and 15.7% during 2004. Defensive sectors led the market as typically cyclical companies faced selling pressure. Soaring oil prices caused the energy sector to surge forward 30%, while investor demand for strong cash flow and high dividend yields drove utilities (+24%) and telecom firms (+20%) higher. The remaining sectors all posted positive returns including the laggard, consumer discretionary, which trailed the group with a respectable +9% return.

The most significant relative contributor during 2004 was telecom services. The portfolio's +36% performance spread over the index was driven largely by diversified telecom service provider Sprint, which advanced 55% on strong wireless subscriber growth (including 23% growth in Blackberry subscribers) and the pending merger with Nextel, which would create the third largest wireless company in the United States. Utilities was another sector in which we enjoyed an extremely substantial stock selection advantage over the index. The portfolio's holdings in the sector averaged +17% performance advantage over those in the index. In particular, our overweight in TXU Corporation paid off, as the stock doubled in price since our purchase and we trimmed the position.

Despite strong outperformance in the telecom sector, however, the portfolio underperformed in 2004. This underperformance was due in large part to several sectors - financials, health care, energy and information technology. Our unwillingness to hold overvalued companies that were riding waves of positive, if irrational, investor sentiment in these industries contributed a substantial amount to the portfolio's underperformance.

Within financials, two key detractors were PMI Group, a firm that offers mortgage insurance and credit enhancements, and Fannie Mae, the government-affiliated mortgage lender. Both suffered from speculation over imminent interest rate increases and the potential for lower volumes. The health care sector has struggled on a global basis lately, suffering from cautious investor views. The major detractor in 2004 was medical technology and service firm Cardinal Health (-5%), which suffered from lowered 2005 growth projections and a massive cost-cutting and facility consolidation effort. As a result of more recently available information, the stock was liquidated during the third quarter. In energy, sustained high oil prices drove profits skyward as oil peaked at over $55/barrel during November. Despite a 25% absolute return on our holdings in the sector, a small underweight detracted from performance. As it turned out, the rationale for our strategic underweight was correct, but simply a little too early. Since November, oil prices have settled to a more moderate and sustainable $42, and the sector has pulled back accordingly. Finally, information technology trimmed performance, driven mainly by the weak semiconductor industry and the rising global inventories that it has been enduring. The portfolio was overweight in the industry by a factor of more than two, holding four companies that the index did not - Intel (-27%), Agere Systems (-55%), Fairchild (-35%) and ST Microelectronics (-28%).

As we begin the new year, we continue to focus on uncovering value in a market that has become increasingly expensive over the course of the last 24 months.

Sincerely,

Brian Ferguson
Senior Portfolio Manager

                                                                        SERIES B
Manager's Commentary                                    (LARGE CAP VALUE SERIES)
February 15, 2005                                                    (unaudited)

PERFORMANCE

[PERFORMANCE GRAPH]


                          SBL B INVESTMENT INFORMATION

  DATE             value
--------          ---------
SBL B
12/31/94          10,000.00
03/31/95          10,648.07
06/30/95          11,571.21
09/30/95          12,409.01
12/31/95          13,006.67
03/31/96          13,830.36
06/30/96          14,293.93
09/30/96          14,898.35
12/31/96          15,380.62
03/31/97          15,510.97
06/30/97          17,757.23
09/30/97          18,768.77
12/31/97          19,456.29
03/31/98          21,641.73
06/30/98          20,961.47
09/30/98          19,089.44
12/31/98          20,993.11
03/31/99          21,035.69
06/30/99          24,040.79
09/30/99          21,489.95
12/31/99          21,306.50
03/31/00          20,127.18
06/30/00          19,052.68
09/30/00          19,866.55
12/31/00          19,866.55
03/31/01          18,470.92
06/30/01          19,267.86
09/30/01          16,786.24
12/31/01          18,753.38
03/31/02          18,568.59
06/30/02          16,540.52
09/30/02          13,350.63
12/31/02          14,226.09
03/31/03          13,516.84
06/30/03          15,613.75
09/30/03          16,176.88
12/31/03          18,324.41
03/31/04          18,935.92
06/30/04          18,738.99
09/30/04          18,366.85
12/31/04          20,306.21

S& P 500 - BARRA VALUE

        DATE                value
------------------        ---------
INCEPTION 12/31/94        10,000.00
           3/31/95        10,963.99
           6/30/95        11,918.56
           9/30/95        12,866.03
          12/31/95        13,698.19
           3/31/96        14,573.61
           6/30/96        14,872.83
           9/30/96        15,264.89
          12/31/96        16,712.78
           3/31/97        17,008.58
           6/30/97        19,469.19
           9/30/97        21,252.79
          12/31/97        21,722.38
           3/31/98        24,231.39
           6/30/98        24,355.33
           9/30/98        21,211.19
          12/31/98        24,908.30
           3/31/99        25,618.51
           6/30/99        28,383.93
           9/30/99        25,767.95
          12/31/99        28,078.14
          03/31/00        28,144.38
          06/30/00        26,934.80
          09/30/00        29,311.11
          12/31/00        29,789.45
          03/31/01        27,843.14
          06/30/01        29,069.69
          09/30/01        24,358.64
          12/31/01        26,299.17
          03/31/02        26,646.20
          06/30/02        23,808.95
          09/30/02        18,937.79
          12/31/02        20,809.96
          03/31/03        19,664.02
          06/30/03        23,368.26
          09/30/03        23,962.07
          12/31/03        27,425.82
          03/31/04        28,345.11
          06/30/04        28,569.69
          09/30/04        28,867.93
          12/31/04        31,735.79

                           SBL Fund Series B $20,306
                           S& P Barra Value Index $31,736



                             $10,000 OVER 10 YEARS

The chart above assumes a hypothetical $10,000 investment in Series B (Large Cap Value Series) on December 31, 1994 and reflects the fees and expenses of Series B.

PORTFOLIO COMPOSITION BY SECTOR

Consumer Discretionary                   13.27%
Consumer Staples                          4.82
Energy                                   11.74
Financials                               31.71
Health Care                               4.35
Industrials                              10.57
Information Technology                    9.54
Materials                                 3.05
Telecommunication Services                5.39
Utilities                                 4.43
U.S. Government Securities                0.86
Cash & other assets, less liabilities     0.27

AVERAGE ANNUAL RETURNS

PERIODS ENDED 12-31-04(1)       1 YEAR         5 YEARS        10 YEARS
-------------------------       ------         -------        --------
Series B                        10.82%         (0.96%)          7.34%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

      The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                                         See accompanying notes.

                                                                        SERIES B
Manager's Commentary                                    (LARGE CAP VALUE SERIES)
February 15, 2005                                                    (unaudited)

PERFORMANCE

INFORMATION ABOUT YOUR SERIES EXPENSES

CALCULATING YOUR ONGOING SERIES EXPENSES

EXAMPLE

As a shareholder of the Series, you incur ongoing costs, including management fees and other series expenses. Performance figures and expense ratios do not reflect fees and expenses associated with an investment in variable insurance products. Shares of a Series of SBL Fund are available only through the purchase of such products This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 - December 31, 2004.

ACTUAL EXPENSES

The first line in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses associated with an investment in variable insurance products. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses associated with an investment in variable insurance products were included, your costs would have been higher.

FUND EXPENSES

                                           BEGINNING          ENDING      EXPENSES PAID
                                         ACCOUNT VALUE    ACCOUNT VALUE      DURING
                                           07-01-04        12-31-04(1)      PERIOD(2)
                                         -------------    -------------   -------------
Series B (Large Cap Value Series)
  Actual                                 $    1,000.00    $    1,083.00   $        4.61
  Hypothetical                                1,000.00         1,020.71            4.47

(1) The actual ending account value is based on the actual total return of the Series for the period July 1, 2004 to December 31, 2004 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2004 to December 31, 2004 was 8.30%.

(2) Expenses are equal to the Series annualized expense ratio 0.88% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                                                        SERIES B
Schedule of Investments                                 (LARGE CAP VALUE SERIES)
December 31, 2004

                                                                      NUMBER          MARKET
                                                                     OF SHARES        VALUE
COMMON STOCKS - 98.9%
ADVERTISING - 1.9%
Omnicom Group, Inc.                                                    98,300      $  8,288,656
                                                                                   ------------
AEROSPACE & DEFENSE - 3.5%
Boeing Company                                                        103,500         5,358,195
United Technologies Corporation                                        94,500         9,766,575
                                                                                   ------------
                                                                                     15,124,770
                                                                                   ------------
APPAREL, ACCESSORIES & LUXURY GOODS - 0.5%
Jones Apparel Group, Inc.                                              53,100         1,941,867
                                                                                   ------------
BROADCASTING & CABLE TV - 3.7%
Clear Channel Communications, Inc.                                    210,900         7,063,041
Liberty Media Corporation*                                            607,300         6,668,154
Liberty Media International, Inc.*                                     42,545         1,966,855
                                                                                   ------------
                                                                                     15,698,050
                                                                                   ------------
COMMUNICATIONS EQUIPMENT - 1.0%
Nokia Oyj ADR                                                         271,200         4,249,704
                                                                                   ------------
COMPUTER HARDWARE - 1.5%
Hewlett-Packard Company                                               106,300         2,229,111
International Business Machines
   Corporation                                                         44,000         4,337,520
                                                                                   ------------
                                                                                      6,566,631
                                                                                   ------------
CONSUMER ELECTRONICS - 0.5%
Koninklijke (Royal) Philips Electronics N.V.                           79,400         2,104,100
                                                                                   ------------
DATA PROCESSING & OUTSOURCED SERVICES - 3.2%
Automatic Data Processing, Inc.                                       138,000         6,120,300
DST Systems, Inc.*                                                    100,200         5,222,424
SunGard Data Systems, Inc.*                                            84,400         2,391,052
                                                                                   ------------
                                                                                     13,733,776
                                                                                   ------------
DIVERSIFIED BANKS - 7.9%
Bank of America Corporation                                           296,022        13,910,074
U.S. Bancorp                                                          195,900         6,135,588
Wachovia Corporation                                                  179,100         9,420,660
Wells Fargo & Company                                                  70,900         4,406,435
                                                                                   ------------
                                                                                     33,872,757
                                                                                   ------------
DIVERSIFIED CHEMICALS - 1.5%
Dow Chemical Company                                                   84,700         4,193,497
E.I. du Pont de Nemours & Company                                      45,400         2,226,870
                                                                                   ------------
                                                                                      6,420,367
                                                                                   ------------
ELECTRIC UTILITIES - 3.9%
Edison International                                                   73,800         2,363,814
Entergy Corporation                                                    58,300         3,940,497
Exelon Corporation                                                    101,500         4,473,105
PG&E Corporation*                                                      71,200         2,369,536
PPL Corporation                                                        45,700         2,434,896
TXU Corporation                                                        20,000         1,291,200
                                                                                   ------------
                                                                                     16,873,048
                                                                                   ------------
ELECTRICAL COMPONENTS & EQUIPMENT - 0.6%
Emerson Electric Company                                               33,800         2,369,380
                                                                                   ------------
FOOD RETAIL - 0.8%
Safeway, Inc.*                                                        172,700         3,409,098
                                                                                   ------------
GENERAL MERCHANDISE STORES - 0.6%
Dollar General Corporation                                            117,600         2,442,552
                                                                                   ------------
HEALTH CARE EQUIPMENT - 0.9%
Boston Scientific Corporation*                                        110,700         3,935,385
                                                                                   ------------
HEALTH CARE SERVICES - 1.6%
Caremark Rx, Inc.*                                                     94,200         3,714,306
Medco Health Solutions, Inc.*                                          70,800         2,945,280
                                                                                   ------------
                                                                                      6,659,586
                                                                                   ------------
HOUSEHOLD PRODUCTS - 1.5%
Colgate-Palmolive Company                                              84,200         4,307,672
Kimberly-Clark Corporation                                             30,600         2,013,786
                                                                                   ------------
                                                                                      6,321,458
                                                                                   ------------
HOUSEWARES & SPECIALTIES - 0.5%
Newell Rubbermaid, Inc.                                                92,200         2,230,318
                                                                                   ------------
INDUSTRIAL CONGLOMERATES - 5.6%
General Electric Company                                              342,500        12,501,250
Tyco International, Ltd.                                              325,000        11,615,500
                                                                                   ------------
                                                                                     24,116,750
                                                                                   ------------
INDUSTRIAL MACHINERY - 0.6%
Eaton Corporation                                                      36,600         2,648,376
                                                                                   ------------
INTEGRATED OIL & GAS - 10.0%
BP plc ADR                                                            100,000         5,840,000
ChevronTexaco Corporation                                              94,000         4,935,940
ConocoPhillips                                                         83,100         7,215,573
Exxon Mobil Corporation                                               375,100        19,227,626
Total S.A. ADR                                                         52,800         5,799,552
                                                                                   ------------
                                                                                     43,018,691
                                                                                   ------------
INTEGRATED TELECOMMUNICATION SERVICES - 4.9%
Alltel Corporation                                                     63,900         3,754,764
Sprint Corporation                                                    316,050         7,853,843
Verizon Communications, Inc.                                          228,500         9,256,535
                                                                                   ------------
                                                                                     20,865,142
                                                                                   ------------
INVESTMENT BANKING & BROKERAGE - 6.1%
Goldman Sachs Group, Inc.                                              81,700         8,500,068
Merrill Lynch & Company, Inc.                                         107,400         6,419,298
Morgan Stanley                                                        200,300        11,120,656
                                                                                   ------------
                                                                                     26,040,022
                                                                                   ------------
LIFE & HEALTH INSURANCE - 2.8%
Genworth Financial, Inc.*                                             157,800         4,260,600
Prudential Financial, Inc.                                            138,700         7,622,952
                                                                                   ------------
                                                                                     11,883,552
                                                                                   ------------
MANAGED HEALTH CARE - 0.9%
PacifiCare Health Systems, Inc.*                                       19,200         1,085,184
WellPoint, Inc.*                                                       25,800         2,967,000
                                                                                   ------------
                                                                                      4,052,184
                                                                                   ------------

                                                         See accompanying notes.

                                                                        SERIES B
Schedule of Investments                                 (LARGE CAP VALUE SERIES)
December 31, 2004

                                                                     NUMBER           MARKET
                                                                    OF SHARES         VALUE
COMMON STOCK (CONTINUED)
MOVIES & ENTERTAINMENT - 3.9%
News Corporation                                                      186,300      $  3,476,358
Time Warner, Inc.*                                                    349,200         6,788,448
Viacom, Inc. (Cl.B)                                                   176,500         6,422,835
                                                                                   ------------
                                                                                     16,687,641
                                                                                   ------------
MULTI-LINE INSURANCE - 2.2%
American International Group, Inc.                                     85,700         5,627,919
Hartford Financial Services Group, Inc.                                56,200         3,895,222
                                                                                   ------------
                                                                                      9,523,141
                                                                                   ------------
MULTI-UTILITIES & UNREGULATED POWER - 0.5%
Dominion Resources, Inc.                                               31,600         2,140,584
                                                                                   ------------
OFFICE ELECTRONICS - 0.3%
Xerox Corporation*                                                     71,400         1,214,514
                                                                                   ------------
OIL & GAS EQUIPMENT & SERVICES - 1.0%
Schlumberger, Ltd.                                                     64,200         4,298,190
                                                                                   ------------
OIL & GAS EXPLORATION & PRODUCTION - 0.7%
Apache Corporation                                                     61,100         3,089,827
                                                                                   ------------
OTHER DIVERSIFIED FINANCIAL SERVICES - 6.4%
Citigroup, Inc.                                                       325,500        15,682,590
JP Morgan Chase & Company                                             303,700        11,847,337
                                                                                   ------------
                                                                                     27,529,927
                                                                                   ------------
PACKAGED FOODS & MEATS - 1.3%
General Mills, Inc.                                                    46,300         2,301,573
Kraft Foods, Inc.                                                      94,700         3,372,267
                                                                                   ------------
                                                                                      5,673,840
                                                                                   ------------
PAPER PRODUCTS - 1.6%
Bowater, Inc.                                                          48,500         2,132,545
International Paper Company                                           108,000         4,536,000
                                                                                   ------------
                                                                                      6,668,545
                                                                                   ------------
PHARMACEUTICALS - 0.9%
Pfizer, Inc.                                                           65,000         1,747,850
Schering-Plough Corporation                                           109,500         2,286,360
                                                                                   ------------
                                                                                      4,034,210
                                                                                   ------------
PROPERTY & CASUALTY INSURANCE - 0.9%
Ace, Ltd.                                                              26,400         1,128,600
Allstate Corporation                                                   50,400         2,606,688
St. Paul Travelers Companies, Inc.                                         15               556
                                                                                   ------------
                                                                                      3,735,844
                                                                                   ------------
RAILROADS - 0.3%
Union Pacific Corporation                                              16,900         1,136,525
                                                                                   ------------
REGIONAL BANKS - 1.1%
PNC Financial Services Group                                           40,800         2,343,552
SunTrust Banks, Inc.                                                   31,000         2,290,280
                                                                                   ------------
                                                                                      4,633,832
                                                                                   ------------
RESTAURANTS - 1.0%
McDonald's Corporation                                                139,000         4,456,340
                                                                                   ------------
SEMICONDUCTORS - 0.5%
Fairchild Semiconductor International,
   Inc.*                                                              128,200         2,084,532
                                                                                   ------------
SOFT DRINKS - 0.5%
Coca-Cola Company                                                      50,900         2,118,967
                                                                                   ------------
SPECIALTY STORES - 0.7%
Advance Auto Parts, Inc.*                                              72,300         3,158,064
                                                                                   ------------
SYSTEMS SOFTWARE - 3.0%
Microsoft Corporation                                                 298,900         7,983,619
Oracle Corporation*                                                   374,000         5,131,280
                                                                                   ------------
                                                                                     13,114,899
                                                                                   ------------
THRIFTS & MORTGAGE FINANCE - 4.4%
Countrywide Financial Corporation                                      63,700         2,357,537
Fannie Mae                                                             51,100         3,638,831
Freddie Mac                                                            93,900         6,920,430
PMI Group, Inc.                                                       144,600         6,037,050
                                                                                   ------------
                                                                                     18,953,848
                                                                                   ------------
TOBACCO - 0.7%
Altria Group, Inc.                                                     52,100         3,183,310
                                                                                   ------------
WIRELESS TELECOMMUNICATION SERVICE - 0.5%
Vodafone Group plc ADR                                                 83,300         2,280,754
                                                                                   ------------
TOTAL COMMON STOCKS
   (cost $368,244,013)                                                              424,583,554
                                                                                   ------------

U.S. GOVERNMENT SPONSORED AGENCIES - 0.8%

Federal Home Loan Bank,
   1.25%, 01-03-05                                                 $3,682,000         3,681,744
                                                                                   ------------
TOTAL U.S. GOVERNMENT SPONSORED AGENCIES
   (cost $3,681,744)                                                                  3,681,744
                                                                                   ------------
TOTAL INVESTMENTS - 99.7%
   (cost $371,925,757)                                                              428,265,298

CASH & OTHER ASSETS, LESS LIABILITIES - 0.3%                                          1,227,250
                                                                                   ------------
TOTAL NET ASSETS - 100.0%                                                          $429,492,548
                                                                                   ============

For federal income tax purposes, the identified cost of investments owned at December 31, 2004 was $372,615,726.

*Non-income producing security

ADR (American Depositary Receipt)

plc (public limited company)

                                                         See accompanying notes.

                                                                        SERIES B
                                                        (LARGE CAP VALUE SERIES)

Statement of Assets and Liabilities
December 31, 2004

ASSETS:
Investments, at value(1).......................      $ 428,265,298
Cash...........................................              1,086
Receivables:
   Fund shares sold............................            400,027
   Securities sold.............................          1,861,219
   Dividends...................................            581,524
Prepaid expenses...............................              7,614
                                                     -------------
Total assets...................................        431,116,768
                                                     -------------

LIABILITIES:
Payable for:
   Securities purchased........................            808,149
   Fund shares redeemed........................            458,196
   Management fees.............................            269,921
   Custodian fees..............................              2,153
   Transfer agent and administration fees......             34,690
   Professional fees...........................             30,800
   Other.......................................             20,311
                                                     -------------
Total liabilities..............................          1,624,220
                                                     -------------
NET ASSETS.....................................      $ 429,492,548
                                                     =============

NET ASSETS CONSIST OF:
Paid in capital................................      $ 670,686,955
Accumulated undistributed net investment
   income......................................          4,627,033
Accumulated net realized loss
   on sales of investments.....................       (302,160,981)
Net unrealized appreciation in value
   of investments..............................         56,339,541
                                                     -------------
Net assets.....................................      $ 429,492,548
                                                     =============

Capital shares authorized......................         indefinite
Capital shares outstanding.....................         21,939,985
Net asset value and redemption price
   per share (net assets divided by
   shares outstanding).........................      $       19.58
                                                     =============
(1) Investments, at cost.......................      $ 371,925,757

Statement of Operations
For the Year Ended December 31, 2004

INVESTMENT INCOME:
  Dividends....................................      $   8,287,533
  Interest.....................................             47,925
                                                     -------------
  Total investment income......................          8,335,458
                                                     -------------

EXPENSES:
  Management fees..............................          3,179,515
  Custodian fees...............................             23,698
  Transfer/maintenance fees....................             22,516
  Administration fees..........................            365,309
  Directors' fees..............................             21,707
  Professional fees............................             41,149
  Reports to shareholders......................             29,625
  Other expenses...............................             15,279
  Marketing fees paid indirectly...............            196,812
                                                     -------------
  Total expenses...............................          3,895,610
  Less: Fees paid indirectly...................           (196,812)
                                                     -------------
  Net expenses.................................          3,698,798
                                                     -------------
  Net investment income........................          4,636,660
                                                     -------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain during the period on:
  Investments..................................         38,267,826
                                                     -------------
  Realized gain................................         38,267,826
                                                     -------------

Net change in unrealized depreciation
  during the period on:
  Investments..................................           (663,053)
                                                     -------------
  Unrealized depreciation......................           (663,053)
                                                     -------------

  Net gain.....................................         37,604,773
                                                     -------------
  Net increase in net assets
     resulting from operations.................      $  42,241,433
                                                     =============

                                                         See accompanying notes.

                                                                        SERIES B
Statement of Changes in Net Assets                      (LARGE CAP VALUE SERIES)

                                                                                                 YEAR ENDED         YEAR ENDED
                                                                                                DECEMBER 31,       DECEMBER 31,
                                                                                                   2004                2003
                                                                                               -------------       -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income.................................................................      $   4,636,660       $   3,566,269
   Net realized gain (loss) during the period on investments.............................         38,267,826         (11,849,051)
   Net change in unrealized appreciation (depreciation) during the period
      on investments.....................................................................           (663,053)        106,423,469
                                                                                               -------------       -------------
   Net increase in net assets resulting from operations..................................         42,241,433          98,140,687
                                                                                               -------------       -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income.................................................................           (250,785)         (3,492,855)
                                                                                               -------------       -------------
   Total distributions to shareholders...................................................           (250,785)         (3,492,855)
                                                                                               -------------       -------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of shares..........................................................         56,344,672          61,988,331
   Distributions reinvested..............................................................            250,785           3,492,855
   Cost of shares redeemed...............................................................       (103,668,222)        (96,300,845)
                                                                                               -------------       -------------
   Net decrease from capital share transactions..........................................        (47,072,765)        (30,819,659)
                                                                                               -------------       -------------
   Net increase (decrease) in net assets.................................................         (5,082,117)         63,828,173
                                                                                               -------------       -------------
NET ASSETS:
   Beginning of period...................................................................        434,574,665         370,746,492
                                                                                               -------------       -------------
   End of period.........................................................................      $ 429,492,548       $ 434,574,665
                                                                                               =============       =============
   Accumulated undistributed net investment income at end of period......................      $   4,627,033       $     241,158
                                                                                               =============       =============
CAPITAL SHARE ACTIVITY:
   Shares sold...........................................................................          3,106,269           4,012,799
   Shares reinvested.....................................................................             14,089             203,135
   Shares redeemed.......................................................................         (5,754,451)         (6,427,509)
                                                                                               -------------       -------------
   Total capital share activity..........................................................         (2,634,093)         (2,211,575)
                                                                                               =============       =============

                                                         See accompanying notes.

                                                                        SERIES B
Financial Highlights                                    (LARGE CAP VALUE SERIES)
Selected data for each share of capital stock outstanding throughout each year

                                                                                   YEAR ENDED DECEMBER 31,
                                                            2004            2003           2002         2001(d)       2000
                                                         ----------      ----------     -----------    --------    ------------
PER SHARE DATA
Net asset value, beginning of period                     $    17.68      $    13.84     $     18.59    $  19.93     $   24.39
                                                         ----------      ----------     -----------    --------     ---------
Income (loss) from investment operations:
Net investment income (loss)                                   0.21            0.14            0.13        0.18          0.43
Net gain (loss) on securities (realized and unrealized)        1.70            3.84           (4.58)      (1.29)        (2.06)
                                                         ----------      ----------     -----------    --------     ---------
Total from investment operations                               1.91            3.98           (4.45)      (1.11)        (1.63)
                                                         ----------      ----------     -----------    --------     ---------
Less distributions:
Dividends from net investment income                          (0.01)          (0.14)          (0.30)      (0.23)        (0.74)
Distributions from realized gains                                 -               -               -           -             -
Distributions in excess of capital gains                          -                               -           -         (2.09)
                                                         ----------      ----------     -----------    --------     ---------
Total distributions                                           (0.01)          (0.14)          (0.30)      (0.23)        (2.83)
                                                         ----------      ----------     -----------    --------     ---------
Net asset value, end of period                           $    19.58      $    17.68     $     13.84    $  18.59     $   19.93
                                                         ==========      ==========     ===========    ========     =========

TOTAL RETURN(a)                                               10.82%          28.81%         (24.14%)     (5.60%)       (6.76%)
                                                         ----------      ----------     -----------    --------     ---------
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in thousands)                 $  429,493      $  434,575     $   370,746    $563,240     $ 684,459
                                                         ----------      ----------     -----------    --------     ---------
Ratios to average net assets:
Net investment income (loss)                                   1.09%           0.93%           0.74%       0.89%         1.08%
Total expenses                                                 0.92%           0.89%           0.91%       0.93%         0.83%
Gross expenses(b)                                              0.92%           0.89%           0.91%       0.93%         0.83%
Net expenses(c)                                                0.87%           0.83%           0.82%       0.83%         0.82%
                                                         ----------      ----------     -----------    --------     ---------
Portfolio turnover rate                                          73%             60%             68%        145%          145%

(a) Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

(b) Gross expense information reflects expense ratios absent fund expense reductions by the Investment Manager.

(c) Net expense information reflects expense ratios after expense reductions or fee waivers and reduction of custodian expenses.

(d) The Dreyfus Corporation became sub-adviser of Series B effective January 2, 2001. Prior to January 2, 2001, advisory services were provided by the Investment Manager.

                                                         See accompanying notes.

                                                                        SERIES C
Managers' Commentary                                       (MONEY MARKET SERIES)
February 15, 2005                                                    (unaudited)

                                                           [SECURITY FUNDS LOGO]
                                       Advisor, Security Management Company, LLC

TO OUR SHAREHOLDERS:

The main theme in the money markets during 2004 was the Federal Reserve Bank's
(Fed) monetary policy committee increasing the federal funds rate by 125 basis points. The Fed's attempt to restrain inflationary pressure on the economy lifted money market yields from historic lows. The Money Market Series returned 0.72% for the 12-month period ending December 31, 2004.

Aside from higher short-term interest rates, the past year proved positive for credit issuers. Companies continued to report strong cash flows and healthy earnings driven by the recent economy and consumer spending. One concerning trend is the growing tendency for firms to use their excess cash flow for increasing dividends or share repurchases, rather than bolstering credit quality.

CHARACTERISTICS OF PORTFOLIO ASSETS

As of December 31, 2004, the average maturity of the holdings in the Money Market, Series C was 49 days, which is slightly longer than the benchmark. However, this longer maturity has worked well by enhancing the yield and positioning the portfolio to benefit from expected additional federal funds rate increases in 2005.

The yield curve for money market instruments trended upward for the latter half of 2004, thus making it easier for the Series to pick up additional yield, broadly along the matruity spectrum and among various types of instruments. The majority of the Series assets lie in the corporate debt sector via commercial paper, floating rate securities and bankers acceptances, due to the strong fundamentals of credit and because these three areas of the market represent good value against other sectors. At the end of the year, approximately 54% of the Series was made up of Commercial Paper, 30% in Floating Rate securities (which includes Corporate and U.S. Government-Backed), 9% in U.S. Government/Agency obligations, 4% in funding agreements, and 3% in Bankers Acceptances.

OUTLOOK FOR 2005

For 2005, we anticipate continued growth in the U.S. economy with the household sector remaining an important factor, although becoming less of a driver of growth relative to business investment. Also, we believe the Federal Reserve will continue its "measured" increases in the federal funds rate. We plan to continue investing in the corporate sector as companies have improved their balance sheets and profitability in recent years.

As always, we will continue to monitor the economic and market conditions when deciding portfolio strategies and will adjust the asset mix and maturity structure in the portfolio accordingly.

Thank you for your investment in the Money Market Series. As always, we appreciate that you have chosen us to manage your assets and remain focused on achieving the Series' investment goals.

Sincerely,

Fixed Income Team

An investment in Series C is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency and does not attempt to maintain a stable net asset value of $1.00 per share.

                                                                        SERIES C
Managers' Commentary                                       (MONEY MARKET SERIES)
February 15, 2005                                                    (unaudited)

PERFORMANCE

PORTFOLIO COMPOSITION BY QUALITY RATINGS (BASED ON STANDARD AND POOR'S RATINGS)

AAA                                     12.19%

AA                                      11.35

A                                       78.00

Liabilities, less cash & other assets   (1.54)

AVERAGE ANNUAL RETURNS

PERIODS ENDED 12-31-04(1)    1 YEAR         5 YEARS        10 YEARS
-------------------------    ------         -------        --------
Series C                     0.72%           2.42%           3.75%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

    The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                                         See accompanying notes.

                                                                        SERIES C
Managers' Commentary                                       (MONEY MARKET SERIES)
February 15, 2005                                                    (unaudited)

PERFORMANCE

INFORMATION ABOUT YOUR SERIES EXPENSES

CALCULATING YOUR ONGOING SERIES EXPENSES

EXAMPLE

As a shareholder of the Series, you incur ongoing costs, including management fees and other series expenses. Performance figures and expense ratios do not reflect fees and expenses associated with an investment in variable insurance products. Shares of a Series of SBL Fund are available only through the purchase of such products. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 - December 31, 2004.

ACTUAL EXPENSES

The first line in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR
COMPARISON PURPOSES

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses associated with an investment in variable insurance products. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses associated with an investment in variable insurance products were included, your costs would have been higher.

FUND EXPENSES

                                     BEGINNING         ENDING       EXPENSES PAID
                                   ACCOUNT VALUE    ACCOUNT VALUE      DURING
                                     07-01-04        12-31-04(1)      PERIOD(2)
                                   -------------    -------------   -------------
Series C (Money Market Series)
   Actual                            $1,000.00         $1,004.20         $3.33
   Hypothetical                       1,000.00          1,021.82          3.35

(1) The actual ending account value is based on the actual total return of the Series for the period July 1, 2004 to December 31, 2004 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2004 to December 31, 2004 was 0.42%.

(2) Expenses are equal to the Series annualized expense ratio 0.66% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                                                        SERIES C
Schedule of Investments                                    (MONEY MARKET SERIES)
December 31, 2004

                                          PRINCIPAL          MARKET
                                            AMOUNT            VALUE
BANKERS ACCEPTANCES - 2.9%

JP Morgan & Company, Inc.:
   2.03%, 01-18-05                        $1,321,000       $1,319,451
   2.03%, 01-24-05                           607,000          606,045
                                                           ----------
                                                            1,925,496
                                                           ----------
TOTAL BANKERS ACCEPTANCES
   (cost $1,925,947)                                        1,925,496
                                                           ----------
COMMERCIAL PAPER - 54.1%

BANKING - 4.8%
ING (US) Funding:
   2.20%, 01-18-05                         2,100,000        2,097,818
   2.37%, 02-25-05                         1,100,000        1,096,017
                                                           ----------
                                                            3,193,835
                                                           ----------
BROKERAGE - 12.7%
Bear Stearns Companies, Inc.:
   2.30%, 01-26-05                         1,500,000        1,497,604
   2.32%, 02-03-05                         1,500,000        1,496,810
Credit Suisse First Boston:
   2.34%, 01-20-05                         1,000,000          998,765
   2.33%, 01-31-05                         1,100,000        1,097,892
Morgan Stanley:
   2.17%, 01-04-05                         1,300,000        1,299,765
   2.33%, 01-25-05                         2,000,000        1,996,893
                                                           ----------
                                                            8,387,729
                                                           ----------
CONSUMER PRODUCTS - 4.8%
Procter & Gamble Company:
   2.40%, 03-15-05                           900,000          895,561
   2.37%, 03-17-05                         2,300,000        2,288,329
                                                           ----------
                                                            3,183,890
                                                           ----------
ELECTRIC - 5.0%
Southern Company, 2.18%,01-28-05           3,329,000        3,323,102
                                                           ----------
FINANCIAL COMPANIES - CAPTIVE - 4.7%
Edison Asset Securitization ABS,
   2.33%, 02-10-05                         1,100,000        1,097,113
General Electric Capital Corporation,
   2.30%, 02-09-05                         2,000,000        1,994,887
                                                           ----------
                                                            3,092,000
                                                           ----------
FINANCIAL COMPANIES - NONCAPTIVE
 DIVERSIFIED - 6.3%
CIT Group, Inc., 2.36%, 02-11-05           3,200,000        3,191,385
Citigroup, Inc., 2.31%, 02-03-05           1,000,000          997,883
                                                           ----------
                                                            4,189,268
                                                           ----------
FOOD & BEVERAGE - 7.3%
Anheuser Busch Companies, Inc.,
   2.39%, 03-22-05                         2,300,000        2,287,506
Coca-Cola Company, 2.12%, 01-19-05         2,505,000        2,502,345
                                                           ----------
                                                            4,789,851
                                                           ----------
MEDIA - NONCABLE - 3.5%
Tribune Company, 2.27%, 01-06-05           2,300,000        2,299,275
                                                           ----------
PHARMACEUTICALS - 5.0%
Pfizer, Inc.:
   2.14%, 01-14-05                         1,300,000        1,298,995
   2.16%, 01-21-05                         2,000,000        1,997,600
                                                           ----------
                                                            3,296,595
                                                           ----------
TOTAL COMMERCIAL PAPER
   (cost $35,756,835)                                      35,755,545
                                                           ----------
CORPORATE BONDS - 27.8%

BANKING - 4.5%
Wells Fargo & Company, 2.579%,
   03-29-05(1)                             3,000,000        3,001,548
                                                           ----------
BROKERAGE - 6.5%
Merrill Lynch & Company, 2.82%,
   03-21-05(1)                             4,300,000        4,307,990
                                                           ----------
FINANCIAL - OTHER - 1.8%
Countrywide Home Loan,
   2.425%, 02-23-05(1)                     1,200,000        1,199,646
                                                           ----------
FINANCIAL COMPANIES - CAPTIVE - 3.9%
Caterpillar Financial Services
 Corporation:
   2.38%, 01-25-05(1)                        550,000          550,420
   2.55%, 03-01-05(1)                      2,000,000        1,999,660
                                                           ----------
                                                            2,550,080
                                                           ----------
FINANCIAL COMPANIES - NONCAPTIVE
 CONSUMER - 11.1%
American Express Credit Corporation,
   2.468%, 01-14-05(1)                     2,000,000        2,000,750
Citigroup, Inc., 2.28%, 02-07-05(1)        1,500,000        1,499,714
JP Morgan Chase & Company,
   2.609%, 02-22-05(1)                     1,800,000        1,802,102
SLM Corporation, 2.67%, 03-15-05(1)        2,000,000        2,002,690
                                                           ----------
                                                            7,305,256
                                                           ----------
TOTAL CORPORATE BONDS
   (cost $18,370,012)                                      18,364,520
                                                           ----------

                                                         See accompanying notes.

                                                                        SERIES C
Schedule of Investments                                    (MONEY MARKET SERIES)
December 31, 2004

                                                        PRINICIPAL     MARKET
                                                          AMOUNT        VALUE
MISCELLANEOUS ASSETS - 4.6%
FUNDING AGREEMENTS - 4.6%
United of Omaha Life Insurance Company,
  2.38%, 01-01-05(1)                                    $3,000,000   $ 3,000,000
                                                                     -----------
TOTAL MISCELLANEOUS ASSETS
  (cost $3,000,000)                                                    3,000,000
                                                                     -----------
U.S. GOVERNMENT SPONSORED AGENCIES - 12.2%
FEDERAL HOME LOAN BANK - 5.3%
  1.38%, 03-28-05                                        2,000,000     1,994,824
  3.02%, 01-18-06                                        1,500,000     1,499,960
                                                                     -----------
                                                                       3,494,784
                                                                     -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 2.3%
  2.419%, 01-07-05(1)                                    1,500,000     1,500,704
                                                                     -----------
SMALL BUSINESS ASSOCIATION POOLS - 3.6%
  #503295, 2.25%, 01-01-05(1)                              295,571       294,424
  #503303, 2.25%, 01-01-05(1)                              263,172       262,151
  #503308, 2.50%, 01-01-05(1)                              179,928       179,928
  #503459, 2.50%, 01-01-05(1)                              484,656       482,839
  #503176, 2.625%, 01-01-05(1)                              97,019        97,504
  #503343, 2.625%, 01-01-05(1)                             313,525       313,525
  #503347, 2.625%, 01-01-05(1)                             456,477       456,477
  #502353, 2.75%, 01-01-05(1)                               61,366        61,366
  #502163, 3.00%, 01-01-05(1)                              267,724       267,723
                                                                     -----------
                                                                       2,415,937
                                                                     -----------
STUDENT LOAN MARKETING ASSOCIATION - 1.0%
  1997-4 A2, 3.019%, 01-25-05(1)                           641,336       642,906
                                                                     -----------
TOTAL U.S. GOVERNMENT SPONSORED AGENCIES
  (cost $8,057,796)                                                    8,054,331
                                                                     -----------
REPURCHASE AGREEMENT - 0.6%
United Missouri Bank, 1.74%, dated
  12-31-04, matures 01-03-05;
  repurchase amount of $416,060
  (Collateralized by FNMA 0.00%,
  1-04-05 with a value of $424,885)                        416,000       416,000
                                                                     -----------
TOTAL REPURCHASE AGREEMENT
  (cost $416,000)                                                        416,000
                                                                     -----------
TOTAL INVESTMENTS - 102.2%
  (cost $67,526,590)                                                  67,515,892
LIABILITIES, LESS CASH & OTHER ASSETS - (2.2%)                        (1,432,023)
                                                                     -----------
TOTAL NET ASSETS - 100.0%                                            $66,083,869
                                                                     ===========

The identified cost of investments owned at December 31, 2004 was the same for federal income tax and financial statement purposes.

(1) Variable rate security. Rate indicated is rate effective at December 31, 2004. Maturity date indicated is next interest reset date.

                                                         See accompanying notes.

                                                                        SERIES C
                                                           (MONEY MARKET SERIES)

Statement of Assets and Liabilities
December 31, 2004

ASSETS:
Investments, at value(1).............................     $ 67,515,892
Cash.................................................              515
Receivables:
  Fund shares sold...................................          241,341
  Securities sold....................................           11,674
  Interest...........................................           66,486
Prepaid expenses.....................................            1,782
                                                          ------------
Total assets.........................................       67,837,690
                                                          ------------
LIABILITIES:
Payable for:
  Securities purchased...............................        1,499,925
  Fund shares redeemed...............................          204,742
  Management fees....................................           28,383
  Transfer agent and administration fees.............            8,092
  Professional fees..................................            9,000
  Other..............................................            3,679
                                                          ------------
Total liabilities....................................        1,753,821
                                                          ------------
NET ASSETS...........................................     $ 66,083,869
                                                          ============
NET ASSETS CONSIST OF:
Paid in capital......................................     $ 65,496,414
Accumulated undistributed net
  investment income..................................          598,153
Net unrealized depreciation in value
  of investments.....................................          (10,698)
                                                          ------------
Net assets...........................................     $ 66,083,869
                                                          ============
Capital shares authorized............................       indefinite
Capital shares outstanding...........................        5,565,312
Net asset value and redemption price
  per share (net assets divided by
  shares outstanding)................................     $      11.87
                                                          ============
(1) Investments, at cost.............................     $ 67,526,590

Statement of Operations
For the Year Ended December 31, 2004

INVESTMENT INCOME:
  Interest...........................................     $  1,165,978
                                                          ------------
  Total investment income............................        1,165,978
                                                          ------------
EXPENSES:
  Management fees....................................          428,432
  Custodian fees.....................................            8,839
  Transfer/maintenance fees..........................           22,570
  Administration fees................................           77,423
  Directors' fees....................................            4,329
  Professional fees..................................           11,259
  Reports to shareholders............................            4,711
  Other expenses.....................................            3,748
                                                          ------------
  Total expenses.....................................          561,311
                                                          ------------
  Net investment income..............................          604,667
                                                          ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain during the period on:
  Investments........................................                -
                                                          ------------
  Realized gain......................................                -
                                                          ------------
Net change in unrealized depreciation
  during the period on:
  Investments........................................          (21,134)
                                                          ------------
  Unrealized depreciation............................          (21,134)
                                                          ------------
  Net loss...........................................          (21,134)
                                                          ------------
  Net increase in net assets resulting
   from operations...................................     $    583,533
                                                          ============

                                                         See accompanying notes.

                                                                        SERIES C
Statement of Changes in Net Assets                         (MONEY MARKET SERIES)

                                                                                                  YEAR ENDED         YEAR ENDED
                                                                                               DECEMBER 31, 2004  DECEMBER 31, 2003
                                                                                               -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income....................................................................     $     604,667      $     625,688
   Net realized gain during the period on investments.......................................                 -                  -
   Net change in unrealized depreciation during the period on investments...................           (21,134)           (14,488)
                                                                                                 -------------      -------------
   Net increase in net assets resulting from operations.....................................           583,533            611,200
                                                                                                 -------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income....................................................................           (39,471)          (717,127)
                                                                                                 -------------      -------------
   Total distributions to shareholders......................................................           (39,471)          (717,127)
                                                                                                 -------------      -------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of shares.............................................................       247,991,445        252,314,124
   Distributions reinvested.................................................................            39,471            717,127
   Cost of shares redeemed..................................................................      (268,949,230)      (283,763,705)
                                                                                                 -------------      -------------
   Net decrease from capital share transactions.............................................       (20,918,314)       (30,732,454)
                                                                                                 -------------      -------------
   Net increase in net assets...............................................................       (20,374,252)       (30,838,381)
                                                                                                 -------------      -------------
NET ASSETS:
   Beginning of period......................................................................        86,458,121        117,296,502
                                                                                                 -------------      -------------
   End of period............................................................................     $  66,083,869      $  86,458,121
                                                                                                 =============      =============
   Accumulated undistributed net investment income at end of period.........................     $     598,153      $      32,957
                                                                                                 =============      =============
CAPITAL SHARE ACTIVITY:
   Shares sold..............................................................................        20,984,022         21,292,010
   Shares reinvested........................................................................             3,337             60,767
   Shares redeemed..........................................................................       (22,752,226)       (23,947,413)
                                                                                                 -------------      -------------
   Total capital share activity.............................................................        (1,764,867)        (2,594,636)
                                                                                                 =============      =============

                                                         See accompanying notes.

                                                                        SERIES C
Financial Highlights                                       (MONEY MARKET SERIES)

Selected data for each share of capital stock outstanding throughout each year

                                                                                                                  YEAR ENDED,
                                                                                                                  DECEMBER 31,
                                                                   2004        2003          2002       2001          2000
                                                                 --------    ---------     --------   --------    ------------
PER SHARE DATA

Net asset value, beginning of period                             $  11.79    $   11.82     $  12.20   $  12.69     $  12.04
                                                                 --------    ---------     --------   --------     --------
Income (loss) from investment operations:
Net investment income (loss)                                         0.11         0.09         0.16       0.54         0.80
Net gain (loss) on securities (realized and unrealized)             (0.02)       (0.02)       (0.02)     (0.09)       (0.08)
                                                                 --------    ---------     --------   --------     --------
Total from investment operations                                     0.09         0.07         0.14       0.45         0.72
                                                                 --------    ---------     --------   --------     --------
Less distributions:
Dividends from net investment income                                (0.01)       (0.10)       (0.52)     (0.94)       (0.07)
Distributions from realized gains                                       -            -            -          -            -
                                                                 --------    ---------     --------   --------     --------
Total distributions                                                 (0.01)       (0.10)       (0.52)     (0.94)       (0.07)
                                                                 --------    ---------     --------   --------     --------
Net asset value, end of period                                   $  11.87    $   11.79     $  11.82   $  12.20     $  12.69
                                                                 ========    =========     ========   ========     ========

TOTAL RETURN(a)                                                      0.72%        0.55%        1.20%      3.75%        5.99%
                                                                 --------    ---------     --------   --------     --------
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in thousands)                         $ 66,084    $  86,458     $117,297   $131,277     $119,372
                                                                 --------    ---------     --------   --------     --------
Ratios to average net assets:
Net investment income (loss)                                         0.70%        0.63%        1.26%      3.50%        5.79%
Total expenses                                                       0.65%        0.59%        0.58%      0.58%        0.58%
Gross expenses(b)                                                    0.65%        0.59%        0.58%      0.58%        0.58%
Net expenses(c)                                                      0.65%        0.59%        0.58%      0.58%        0.58%

(a) Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

(b) Gross expense information reflects expense ratios absent fund expense reductions by the Investment Manager.

(c) Net expense information reflects expense ratios after expense reductions or fee waivers and reduction of custodian expenses.

                                                         See accompanying notes.

                                                                        SERIES D
Manager's Commentary                                             (GLOBAL SERIES)
February 15, 2005                                                    (unaudited)

                                                         [OPPENHEIMERFUNDS LOGO]

                                              Subadvisor, OppenheimerFunds, Inc.

[PHOTO OF WILLIAM L. WILBY]
William L. Wilby
Portfolio Manager

TO OUR SHAREHOLDERS

The Series turned in a strong performance for the 12 months ended December 31, 2004, on both an absolute and relative basis, outperforming the (MSCI) World Index by a solid margin for the year. We continued to focus on our four core themes - mass affluence, new technology, restructuring and demographic shifts, including aging - with our holdings in technology and consumer discretionary stocks paying off particularly well.

Our performance through the year wasn't completely smooth, of course. After participating strongly in the nine-month global stock rally that ended in February 2004, our performance - like that of the overall global sector - slipped in mid-March and stayed in a narrow range through the summer. The slowdown during the first half of the reporting period was precipitated by concerns over geopolitical uncertainties, rising short-term interest rates, high oil prices, the U.S. Presidential election, the mounting U.S. current account deficit and the weakening U.S. dollar. In the second half, however, a clear and undisputed election in the United States and continued good news on the global economy helped pave the way for strong performance in the fourth quarter.

The year also saw some notable performance in some of the weaker areas of the Organization for Economic Cooperation and Development (OECD). Japan, for example, continues to enjoy a remarkable turnaround, emerging largely unaffected from China's efforts to slow its overheated economy and a stock-market pullback following the Yen's calendar second-quarter rally. In Europe, some companies successfully negotiated concessions from labor unions, a sign that the long-needed restructuring on the continent is finally gaining some momentum.

Beyond the broad market gain, Series returns were also boosted by positions in stocks reflecting its technology and mass-affluence themes. Sirius Satellite Radio, Inc., Qualcomm, Inc., and Ericsson (Telefonaktiebolaget LM Ericsson) were the major contributors in technology, while Hennes & Mauritz AB and Reckitt Benckiser plc were the key contributors in the mass affluence category. Gains in these and other stocks were partly offset by declines in other issues, including a Taiwanese semiconductor manufacturer that suffered during the industry's sell-off. During the period, we also began to build several positions, including oil service companies Transocean, Inc. and Technip S.A., both of which should benefit from a rebound in oil exploration spurred by the hike in energy prices. Another acquisition, Toyota Motor Corp., lies within our mass-affluence theme.

There are some scattered clouds on the horizon, of course, including energy prices, and the U.S. current account deficit. Overall, however, we're optimistic about the prospects for the global economy. While the drivers differ from region to region, we believe the global economy overall is poised for solid growth and stocks worldwide are attractively priced.

As always, we urge shareholders to keep in mind the added volatility and risks - including currency fluctuations and economic and political instability - that investing in the securities of international markets entails.

Sincerely,

William L. Wilby
Portfolio Manager

                                                                        SERIES D
Manager's Commentary                                             (GLOBAL SERIES)
February 15, 2005                                                    (unaudited)

PERFORMANCE

[PERFORMANCE GRAPH]

                          SBL D INVESTMENT INFORMATION

  DATE                               value
--------                           ---------
12/31/94                           10,000.00
 3/31/95                            9,901.38
 6/30/95                           10,177.51
 9/30/95                           10,727.39
12/31/95                           11,086.30
 3/31/96                           11,824.06
 6/30/96                           12,482.06
 9/30/96                           12,662.06
12/31/96                           13,022.62
 3/31/97                           13,361.97
 6/30/97                           14,676.96
 9/30/97                           15,194.88
12/31/97                           13,862.79
 3/31/98                           15,930.79
 6/30/98                           15,733.19
 9/30/98                           14,078.37
12/31/98                           16,647.05
 3/31/99                           17,024.12
 6/30/99                           18,557.10
 9/30/99                           18,960.52
12/31/99                           25,581.38
 3/31/00                           29,046.70
 6/30/00                           28,088.81
 9/30/00                           27,514.23
12/31/00                           26,484.79
 3/31/01                           22,502.55
 6/30/01                           24,233.51
 9/30/01                           19,814.03
12/31/01                           23,239.13
 3/31/02                           23,644.25
 6/30/02                           21,397.67
 9/30/02                           17,493.80
12/31/02                           17,961.31
 3/31/03                           16,522.93
 6/30/03                           20,063.56
 9/30/03                           21,955.48
12/31/03                           25,765.34
 3/31/04                           26,948.25
 6/30/04                           26,578.59
 9/30/04                           26,282.86
12/31/04                           30,607.89

MSCI WORLD

   DATE                              value
----------                         ---------
                                   10,000.00
 3/31/95                           10,481.70
 6/30/95                           10,941.85
 9/30/95                           11,566.43
12/31/95                           12,129.79
 3/31/96                           12,638.40
 6/30/96                           13,018.21
 9/30/96                           13,206.31
12/31/96                           13,826.96
 3/31/97                           13,881.87
 6/30/97                           15,987.45
 9/30/97                           16,461.21
12/31/97                           16,071.46
 3/31/98                           18,389.62
 6/30/98                           18,779.75
 9/30/98                           16,544.81
12/31/98                           20,056.02
 3/31/99                           20,788.16
 6/30/99                           21,799.31
 9/30/99                           21,492.98
12/31/99                           25,138.50
 3/31/00                           25,411.62
 6/30/00                           24,527.83
 9/30/00                           23,313.30
12/31/00                           21,888.02
 3/31/01                           19,091.33
 6/30/01                           19,621.69
 9/30/01                           16,814.68
12/31/01                           18,271.75
 3/31/02                           18,349.41
 6/30/02                           16,698.35
 9/30/02                           13,641.83
12/31/02                           14,698.02
 3/31/03                           13,954.16
 6/30/03                           16,330.98
 9/30/03                           17,121.19
12/31/03                           19,562.82
 3/31/04                           20,074.38
 6/30/04                           20,248.35
 9/30/04                           20,046.29
12/31/2004                         22,441.36


                           SBL Fund Series D $30,608
                           MSCI World Index $22,441

$10,000 OVER TEN YEARS

The chart above assumes a hypothetical $10,000 investment in Series D (Global Series) on December 31, 1994 and reflects the fees and expenses of Series D.

PORTFOLIO COMPOSITION BY SECTOR

Consumer Discretionary                                   19.21%
Consumer Staples                                          7.57
Energy                                                    6.93
Financials                                               18.43
Health Care                                              13.46
Industrials                                               5.65
Information Technology                                   16.03
Materials                                                 1.15
Telecommunication Services                                8.05
Utilities                                                 0.95
Cash & other assets, less liabilities                     2.57

AVERAGE ANNUAL RETURNS

PERIODS ENDED 12-31-04(1)       1 YEAR              5 YEARS           10 YEARS
-------------------------       ------              -------           --------
Series D                        18.79%               3.65%             11.84%

----------
(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

      The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                                                        SERIES D
Manager's Commentary                                             (GLOBAL SERIES)
February 15, 2005                                                    (unaudited)

PERFORMANCE

INFORMATION ABOUT YOUR SERIES EXPENSES

CALCULATING YOUR ONGOING SERIES EXPENSES

EXAMPLE

As a shareholder of the Series, you incur ongoing costs, including management fees and other series expenses. Performance figures and expense ratios do not reflect fees and expenses associated with an investment in variable insurance products. Shares of a Series of SBL Fund are available only through the purchase of such products. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 - December 31, 2004.

ACTUAL EXPENSES

The first line in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses associated with an investment in variable insurance products. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses associated with an investment in variable insurance products were included, your costs would have been higher.

FUND EXPENSES

                                                                          EXPENSES
                                  BEGINNING             ENDING              PAID
                                ACCOUNT VALUE       ACCOUNT VALUE          DURING
                                   07-01-04           12-31-04(1)         PERIOD(2)
                                -------------       -------------         ---------
Series D (Global Series)
       Actual                    $ 1,000.00         $  1,151.60           $  6.64
       Hypothetical                1,000.00            1,018.95              6.24

----------
(1) The actual ending account value is based on the actual total return of the Series for the period July 1, 2004 to December 31, 2004 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2004 to December 31, 2004 was 15.16%.

(2) Expenses are equal to the Series annualized expense ratio 1.23% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                                                        SERIES D
Schedule of Investments                                          (GLOBAL SERIES)
December 31, 2004

                                                PRINCIPAL
                                                AMOUNT OR
                                                  NUMBER             MARKET
                                                OF SHARES            VALUE
FOREIGN BOND - 0.0%
INDIA - 0.0%
Hindustan Lever, Ltd., 9.00% - 2005(1)          4,816,200          $     6,792
                                                                   -----------
TOTAL FOREIGN BOND
   (cost $105,510)                                                       6,792
                                                                   -----------
COMMON STOCKS - 96.2%
AUSTRALIA - 0.4%
Australia & New Zealand Banking
   Group,Ltd                                      126,488            2,041,577
                                                                   -----------
BERMUDA - 0.9%
Ace, Ltd.                                          97,899            4,185,182
                                                                   -----------
BRAZIL - 1.5%
Companhia de Bebidas das
   Americas ADR                                    85,256            2,415,302
Empresa Brasileira de
   Aeronautica S.A. ADR                           138,526            4,632,309
Tele Norte Leste Participacoes S.A                     12                  210
                                                                   -----------
                                                                     7,047,821
                                                                   -----------
CANADA - 2.1%
EnCana Corporation                                 53,081            3,030,289
Husky Energy, Inc.                                151,800            4,339,315
Manulife Financial Corporation                     56,283            2,602,411
                                                                   -----------
                                                                     9,972,015
                                                                   -----------
FINLAND - 0.2%
Fortum Oyj                                         38,100              705,345
                                                                   -----------
FRANCE - 7.5%
Alcatel S.A.*                                     156,240            2,431,627
Carrefour S.A                                      27,230            1,296,913
Essilor International S.A                          26,620            2,085,963
France Telecom S.A                                137,537            4,554,032
JC Decaux S.A.*                                    75,480            2,203,766
Louis Vuitton Moet Hennessy S.A                    16,210            1,241,584
Sanofi-Aventis                                    106,839            8,538,988
Societe Generale                                   42,890            4,340,302
Societe Television Francaise 1                     53,980            1,757,267
Technip S.A                                        26,350            4,871,007
Total S.A                                           8,703            1,901,009
                                                                   -----------
                                                                    35,222,458
                                                                   -----------
GERMANY - 2.7%
Allianz AG                                         33,244            4,410,241
MLP AG                                             54,208            1,075,023
SAP AG                                             25,511            4,556,403
Siemens AG                                         28,607            2,425,587
                                                                   -----------
                                                                    12,467,254
                                                                   -----------
HONG KONG - 2.7%
HSBC Holdings plc                                 283,634            4,853,310
Hong Kong & China Gas Company, Ltd.             1,213,700            2,506,193
Hutchison Telecommunications
  International, Ltd.                               2,985                2,688
Hutchison Whampoa, Ltd.                           213,918            2,002,204
Television Broadcasts, Ltd.                       708,904            3,292,477
                                                                   -----------
                                                                    12,656,872
                                                                   -----------
INDIA - 3.5%
Gail India, Ltd.                                   55,620              295,181
Hindustan Lever, Ltd.                             834,800            2,755,781
ITC, Ltd.                                          17,500              527,295
Icici Bank, Ltd. ADR                              179,350            3,613,902
Infosys Technologies, Ltd.                        113,864            5,471,863
Oil & Natural Gas Corporation, Ltd.                32,540              613,484
Zee Telefilms, Ltd.                               745,800            2,935,504
                                                                   -----------
                                                                    16,213,010
                                                                   -----------
IRELAND - 0.6%
Anglo Irish Bank Corporation plc                  111,700            2,707,097
                                                                   -----------
ITALY - 0.4%
Eni SpA                                            81,966            2,052,214
                                                                   -----------
JAPAN - 8.5%
Canon, Inc.                                        32,000            1,726,944
Chugai Pharmaceutical Company, Ltd.               115,000            1,901,142
Credit Saison Company, Ltd.                        71,900            2,617,225
Hoya Corporation                                   10,600            1,196,858
JGC Corporation                                    73,000              667,522
KDDI Corporation                                    1,294            6,970,704
Keyence Corporation                                 7,600            1,702,898
Murata Manufacturing Company, Ltd.                 33,200            1,856,504
Nidec Corporation                                   7,700              938,548
Nikon Corporation                                 178,916            2,210,478
Omron Corporation                                  20,000              477,213
Resona Holdings, Inc.*                            933,000            1,893,862
Seven-Eleven Japan Company, Ltd.                   49,000            1,544,550
Sharp Corporation                                 120,000            1,959,208
Shionogi & Company, Ltd.                          190,000            2,627,403
Shiseido Company, Ltd.                            108,000            1,564,087
Toyota Motor Corporation                          100,400            4,085,762
Trend Micro, Inc.*                                 51,000            2,752,318
Yahoo Japan Corporation*                              250            1,200,351
                                                                   -----------
                                                                    39,893,577
                                                                   -----------
KOREA - 1.9%
Hyundai Heavy Industries Company, Ltd.*            54,500            1,813,683
SK Telecom Company, Ltd.                            8,720            1,659,428
SK Telecom Company, Ltd. ADR                       52,200            1,161,450
Samsung Electronics Company, Ltd.                  10,188            4,433,630
                                                                   -----------
                                                                     9,068,191
                                                                   -----------

                                                         See accompanying notes.

                                                                        SERIES D
Schedule of Investments                                          (GLOBAL SERIES)
December 31, 2004

                                                  NUMBER             MARKET
                                                OF SHARES            VALUE
COMMON STOCK (CONTINUED)
MEXICO - 1.6%
Fomento Economico Mexicano,
  S.A. de C.V.                                    433,200          $ 2,274,621
Grupo Modelo, S.A. de C.V. (Cl.C)                 600,200            1,650,860
Grupo Televisa S.A. ADR                            62,133            3,759,046
                                                                   -----------
                                                                     7,684,527
                                                                   -----------
NETHERLANDS - 2.2%
ABN Amro Holding N.V.                             170,600            4,519,497
Aegon N.V.                                        247,406            3,372,954
Wolters Kluwer N.V.                               110,129            2,210,963
                                                                   -----------
                                                                    10,103,414
                                                                   -----------
NORWAY - 0.6%
Tandberg ASA                                      211,800            2,631,479
                                                                   -----------
PORTUGAL - 0.3%
Energias de Portugal S.A.                         403,690            1,223,636
                                                                   -----------
SINGAPORE - 0.5%
Singapore Press Holdings, Ltd.                    885,466            2,495,188
                                                                   -----------
SPAIN - 0.5%
Amadeus Global Travel Distribution S.A.           216,339            2,226,025
                                                                   -----------
SWEDEN - 4.8%
Hennes & Mauritz AB (Cl.B)                        295,100           10,280,141
Investor AB (Cl.B)**                               90,971            1,156,747
Telefonaktiebolaget LM
  Ericsson (Cl.B)*                              3,379,700           10,781,840
                                                                   -----------
                                                                    22,218,728
                                                                   -----------
SWITZERLAND - 1.8%
Novartis AG                                        60,588            3,053,111
Roche Holding AG                                   46,872            5,395,783
                                                                   -----------
                                                                     8,448,894
                                                                   -----------
TAIWAN - 0.8%
Taiwan Semiconductor Manufacturing
  Company, Ltd. ADR                               441,140            3,745,279
                                                                   -----------
UNITED KINGDOM - 14.1%
3i Group plc***                                   137,720            1,762,285
AstraZeneca plc                                    39,890            1,443,625
BP plc ADR                                         61,075            3,566,780
Boots Group plc                                   154,785            1,944,991
Cadbury Schweppes plc                             494,864            4,607,938
Diageo plc                                         62,450              890,841
Dixons Group plc                                1,351,753            3,931,778
HSBC Holdings plc                                  10,000              168,855
Pearson plc                                       295,730            3,562,773
Peninsular & Oriental Steam
  Navigation Company                               84,490              483,393
Reckitt Benckiser plc                             302,367            9,148,915
Reed Elsevier plc                                 217,623            2,008,644
Royal Bank of Scotland Group plc                  282,122            9,489,647
Smith & Nephew plc                                395,400            4,046,158
Vodafone Group plc                              6,175,700           16,717,999
WPP Group plc                                     166,300            1,829,472
                                                                   -----------
                                                                    65,604,094
                                                                   -----------
UNITED STATES - 36.1%
Advanced Micro Devices, Inc.*                      288,600           6,354,972
Affymetrix, Inc.*                                   63,400           2,317,270
Altera Corporation*                                 37,600             778,320
Altria Group, Inc.                                  19,900           1,215,890
Amazon.com, Inc.*                                   43,100           1,908,899
American Express Company                            63,400           3,573,858
Amgen, Inc.*                                        68,800           4,413,520
Applera Corporation - Applied
   Biosystems Group                                 74,400           1,555,704
BEA Systems, Inc.*                                 212,542           1,883,122
Berkshire Hathaway, Inc. (Cl.B)*                     1,090           3,200,240
Boeing Company                                      42,700           2,210,579
Burlington Resources, Inc.                          49,800           2,166,300
Cadence Design Systems, Inc.*                      135,800           1,875,398
Charles Schwab Corporation                         133,800           1,600,248
ChevronTexaco Corporation                           70,654           3,710,042
Circuit City Stores, Inc.                          192,799           3,015,376
Cisco Systems, Inc.*                               140,200           2,705,860
Citigroup, Inc.                                     30,933           1,490,352
Coach, Inc.*                                        25,500           1,438,200
Commerce Bancorp, Inc.                              13,900             895,160
Corning, Inc.*                                     185,500           2,183,335
Electronic Arts, Inc.*                              12,900             795,672
Eli Lilly & Company                                 24,400           1,384,700
Everest Re Group, Ltd.                              19,100           1,710,596
Express Scripts, Inc.*                              24,800           1,895,712
Gap, Inc.                                           78,800           1,664,256
Genentech, Inc.*                                    39,500           2,150,380
Genzyme Corporation*                                37,500           2,177,625
Gilead Sciences, Inc.*                             105,100           3,677,449
Gillette Company                                    77,700           3,479,406
GlobalSantaFe Corporation                          134,600           4,456,606
Human Genome Sciences, Inc.*                        46,020             553,160
IMS Health, Inc.                                    78,800           1,828,948
International Business Machines
   Corporation                                      46,175           4,551,932
International Game Technology                       85,900           2,953,242
JDS Uniphase Corporation*                          675,600           2,141,652
JP Morgan Chase & Company                          186,992           7,294,558
Juniper Networks, Inc.*                             65,700           1,786,383
Lockheed Martin Corporation                         35,700           1,983,135
MBNA Corporation                                   145,100           4,090,369
Millennium Pharmaceuticals, Inc.*                   45,100             546,612
National Semiconductor Corporation*                169,900           3,049,705
Nektar Therapeutics* (2),(3)                        57,269             927,295
Northern Trust Corporation                          30,300           1,471,974
Northrop Grumman Corporation                        37,800           2,054,808
Novell, Inc.*                                      277,600           1,873,800
Pfizer, Inc.                                        99,199           2,667,461
Qualcomm, Inc.                                     104,440           4,428,256
Quest Diagnostics, Inc.                             41,300           3,946,215
RadioShack Corporation                              49,300           1,620,984
Raytheon Company                                    87,000           3,378,210
Red Hat, Inc.*                                      59,800             798,330

                                                         See accompanying notes.

                                                                        SERIES D
Schedule of Investments                                          (GLOBAL SERIES)
December 31, 2004

                                                  PRINCIPAL
                                                  AMOUNT OR
                                                    NUMBER              MARKET
                                                  OF SHARES             VALUE
COMMON STOCKS (CONTINUED)
UNITED STATES (CONTINUED)
Schering-Plough Corporation                          117,200         $  2,447,136
Scientific-Atlanta, Inc.                              47,730            1,575,567
Silicon Laboratories, Inc.*                           24,000              847,440
Sirius Satellite Radio, Inc.*                      1,992,800           15,244,920
Starbucks Corporation*                                50,700            3,161,652
Sun Microsystems, Inc.*                              528,200            2,841,716
Symantec Corporation*                                 95,000            2,447,200
Transocean, Inc.*                                    136,500            5,786,235
Veritas Software Corporation*                         47,200            1,347,560
Wachovia Corporation                                  90,547            4,762,772
                                                                     ------------
                                                                      168,294,274
                                                                     ------------
TOTAL COMMON STOCKS
  (cost $323,923,872)                                                 448,908,151
                                                                     ------------
PREFERRED STOCKS - 1.2%

BRAZIL - 0.7%
Tele Norte Leste Participacoes S.A.                  207,988            3,476,908
                                                                     ------------
GERMANY - 0.5%
Porsche AG                                             3,463            2,209,975
                                                                     ------------
TOTAL PREFERRED STOCKS
  (cost $5,075,244)                                                     5,686,883
                                                                     ------------

REPURCHASE AGREEMENT - 2.3%

State Street, 0.80%, dated 12-31-04,
  matures 1-03-05; repurchase amount
  of $10,749,861 (Collateralized
  by FNMA, 1.875%, 2-15-05 with a
  value of $10,964,935)                         $ 10,749,145           10,749,145
                                                                     ------------
TOTAL REPURCHASE AGREEMENT
  (cost $10,749,145)                                                   10,749,145
                                                                     ------------
TOTAL INVESTMENTS - 99.7%
  (cost $339,853,771)                                                 465,350,971
CASH & OTHER ASSETS, LESS LIABILITIES - 0.3%                            1,225,904
                                                                     ------------
TOTAL NET ASSETS - 100.0%                                            $466,576,875
                                                                     ============

INVESTMENT CONCENTRATION

At December 31, 2004, Series D's investment concentration by industry was as follows:

Air Freight & Logistics .........................................        3.1%
Automobiles .....................................................        1.3%
Beverages .......................................................        2.5%
Biotechnology ...................................................        3.4%
Capital Markets .................................................        1.3%
Chemicals .......................................................        0.2%
Commercial Banks ................................................        2.3%
Commercial Services & Supplies ..................................        0.4%
Communications Equipment ........................................        6.1%
Computers & Peripherals .........................................        1.6%
Construction & Engineering ......................................        0.1%
Consumer Finance ................................................        2.2%
Diversified Financial Services ..................................        8.4%
Diversified Telecommunications ..................................        3.9%
Electric Utilities ..............................................        0.3%
Electrical Equipment ............................................        0.1%
Electronic Equipment & Instruments ..............................        1.0%
Energy Equipment & Services .....................................        1.0%
Food & Staples Retailing ........................................        1.0%
Gas Utilities ...................................................        0.5%
Health Care Equipment & Services ................................        1.9%
Health Care Providers & Services ................................        1.6%
Hotels, Restaurants & Leisure Products ..........................        1.8%
Household Durables ..............................................        2.2%
Household Products ..............................................        2.5%
Industrial Conglomerates ........................................        0.5%
Insurance .......................................................        4.2%
Internet & Catalog Retail .......................................        0.4%
Internet Software & Services ....................................        1.2%
IT Services .....................................................        1.2%
Leisure Equipment & Products ....................................        0.5%
Machinery .......................................................        0.4%
Marine ..........................................................        0.1%
Media ...........................................................        8.9%
Multi-Utilities & Unregulated Power .............................        0.2%
Oil & Gas .......................................................        5.9%
Paper & Forest Products .........................................        1.0%
Personal Products ...............................................        1.1%
Pharmaceuticals .................................................        6.5%
Semiconductors & Semiconductor Equipment ........................        3.0%
Software ........................................................        2.9%
Specialty Retail ................................................        1.0%
Textiles, Apparel & Luxury Goods ................................        3.1%
Tobacco .........................................................        0.4%
Wireless Telecommunications .....................................        4.2%
Repurchase agreement ............................................        2.3%
Cash & other assets, less liabilities ...........................        0.3%
                                                                       -----
                                                                       100.0%
                                                                       =====

For federal income tax purposes, the identified cost of investments owned at December 31, 2004 was $340,667,215.

ADR (American Depositary Receipt)

plc (public limited company)

*Non-income producing security

**Passive Foreign Investment Company

(1) Principal amount on foreign bond is reflected in local currency (e.g. Indian Rupee) while market value is reflected in U.S. dollars.

(2) Security is restricted. The total market value of restricted securities is $927,295 (cost$650,000), or 0.2% of total net assets. The acquisition date was August 5, 2004.

(3) Security is fair valued by the Board of Directors. The total market value of fair valued securities amounts to $927,295, or 0.2% of total net assets.

                                                         See accompanying notes.

                                                                        SERIES D
                                                                 (GLOBAL SERIES)

Statement Of Assets and Liabilities
December 31, 2004

ASSETS:
Investments, at value(1) ........................                    $ 465,350,971
Cash denominated in a foreign currency,
  at value(2) ...................................                        1,194,804
Receivables:
  Fund shares sold ..............................                          448,671
  Interest ......................................                            8,065
  Dividends .....................................                          554,717
Foreign taxes recoverable .......................                           52,710
Prepaid expenses ................................                            7,791
                                                                     -------------
Total assets ....................................                      467,617,729
                                                                     -------------
LIABILITIES:
Cash overdraft ..................................                           84,844
Payable for:
  Fund shares redeemed ..........................                          429,651
  Management fees ...............................                          387,807
  Custodian fees ................................                           15,951
  Transfer agent and administration fees ........                           61,614
  Professional fees .............................                           46,490
  Other .........................................                           14,497
                                                                     -------------
Total liabilities ...............................                        1,040,854
                                                                     -------------
NET ASSETS ......................................                    $ 466,576,875
                                                                     =============
NET ASSETS CONSIST OF:
Paid in capital .................................                    $ 364,105,096
Accumulated undistributed net
  investment income .............................                        1,270,893
Accumulated net realized loss
  on sales of investments and foreign
  currency transactions .........................                      (24,344,659)
Net unrealized appreciation in value of
  investments and translation of assets
  and liabilities in foreign currency ...........                      125,545,545
                                                                     -------------
Net assets ......................................                    $ 466,576,875
                                                                     =============
Capital shares authorized .......................                       indefinite
Capital shares outstanding ......................                       56,354,678
Net asset value and redemption price
  per share (net assets divided by
  shares outstanding) ...........................                    $        8.28
                                                                     =============
(1) Investments, at cost ........................                    $ 339,853,771
(2) Cash denominated in a foreign currency,
    at cost .....................................                        1,164,325

Statement of Operations
For the Year Ended December 31, 2004

INVESTMENT INCOME:
  Dividends .....................................                    $   7,251,108
  Interest ......................................                          128,819
                                                                     -------------
                                                                         7,379,927
  Less: Foreign tax expense .....................                         (535,249)
                                                                     -------------
  Total investment income .......................                        6,844,678
                                                                     -------------
EXPENSES:
  Management fees ...............................                        4,277,735
  Custodian fees ................................                          188,517
  Transfer/maintenance fees .....................                           22,867
  Administration fees ...........................                          630,574
  Directors' fees ...............................                           23,287
  Professional fees .............................                           70,782
  Reports to shareholders .......................                           33,772
  Other expenses ................................                           13,934
                                                                     -------------
  Total expenses ................................                        5,261,468
                                                                     -------------
  Net investment income .........................                        1,583,210
                                                                     -------------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain (loss) during the period on:
  Investments ...................................                       36,662,880
  Foreign currency transactions .................                         (225,898)
                                                                     -------------
  Net realized gain .............................                       36,436,982
                                                                     -------------
Net change in unrealized appreciation
  during the period on:
  Investments ...................................                       36,319,621
  Translation of assets and liabilities
    in foreign currencies .......................                           27,517
                                                                     -------------
  Net unrealized appreciation ...................                       36,347,138
                                                                     -------------
  Net gain ......................................                       72,784,120
                                                                     -------------
  Net increase in net assets
    resulting from operations ...................                    $  74,367,330
                                                                     =============

                                                         See accompanying notes.

                                                                        SERIES D
Statement of Changes in Net Assets                               (GLOBAL SERIES)

                                                                                          YEAR ENDED              YEAR ENDED
                                                                                       DECEMBER 31, 2004       DECEMBER 31, 2003
                                                                                       -----------------       -----------------
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income .......................................................        $     1,583,210         $     1,468,121
  Net realized gain (loss) during the period on investments and foreign
    currency transactions .....................................................             36,436,982              (10,172,00)
  Net change in unrealized appreciation during the period on investments and
    translation of assets and liabilities in foreign currencies                             36,347,138             134,589,689
                                                                                       ---------------         ---------------
  Net increase in net assets resulting from operations ........................             74,367,330             125,885,805
                                                                                       ---------------         ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income .......................................................                      -                (878,842)
  Net realized gain ...........................................................                      -                 (40,171)
                                                                                       ---------------         ---------------
  Total distributions to shareholders .........................................                      -                (919,013)
                                                                                       ---------------         ---------------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares ................................................             94,393,037             149,848,070
  Distributions reinvested ....................................................                      -                 919,013
  Issuance of shares in connection with SBL I merger (Note 8) .................                      -              17,884,030
  Cost of shares redeemed .....................................................           (129,792,393)             (171,062,2)
                                                                                       ---------------         ---------------
  Net decrease from capital share transactions ................................            (35,399,356)             (2,411,118)
                                                                                       ---------------         ---------------
  Net increase in net assets ..................................................             38,967,974             122,555,674
                                                                                       ---------------         ---------------

NET ASSETS:
  Beginning of period .........................................................            427,608,901             305,053,227
                                                                                       ---------------         ---------------
  End of period ...............................................................        $   466,576,875         $   427,608,901
                                                                                       ===============         ===============

  Accumulated undistributed net investment income (loss) at end of period .....        $     1,270,893         $       (52,670)
                                                                                       ===============         ===============

CAPITAL SHARE ACTIVITY:
  Shares sold .................................................................             13,084,884              27,414,717
  Shares reinvested ...........................................................                      -                 140,307
  Shares issued in connection with SBL I merger ...............................                      -               2,893,567
  Shares redeemed .............................................................            (18,060,306)            (31,727,709)
                                                                                       ---------------         ---------------
  Total capital share activity ................................................             (4,975,422)             (1,279,118)
                                                                                       ===============         ===============

                                                         See accompanying notes.

                                                                        SERIES D
Financial Highlights                                             (GLOBAL SERIES)
Selected data for each share of capital stock outstanding throughout each year

                                                                                                                       YEAR ENDED,
                                                                                                                       DECEMBER 31,
                                                              2004          2003(e)       2002(d)          2001           2000
                                                            ---------      ---------     ---------       ---------     ------------
PER SHARE DATA
Net asset value, beginning of period                        $    6.97      $    4.87     $    6.31       $    8.49     $      9.08
                                                            ---------      ---------     ---------       ---------     -----------
Income (loss) from investment operations:
Net investment income (loss)                                     0.03           0.03          0.02               -               -
Net gain (loss) on securities (realized and unrealized)          1.28           2.09         (1.45)          (0.97)           0.37
                                                            ---------      ---------     ---------       ---------     -----------
Total from investment operations                                 1.31           2.12         (1.43)          (0.97)           0.37
                                                            ---------      ---------     ---------       ---------     -----------
Less distributions:
Dividends from net investment income                                -          (0.02)        (0.01)              -               -
Distributions from realized gains                                   -              -             -           (0.94)          (0.96)
Distributions in excess of capital gains                            -              -             -           (0.27)              -
                                                            ---------      ---------     ---------       ---------     -----------
Total distributions                                                 -          (0.02)        (0.01)          (1.21)          (0.96)
                                                            ---------      ---------     ---------       ---------     -----------
Net asset value, end of period                              $    8.28      $    6.97     $    4.87       $    6.31     $      8.49
                                                            =========      =========     =========       =========     ===========

TOTAL RETURN (a)                                              18.79%         43.45%        (22.7%)         (12.25%)           3.53%
                                                            -------        -------       -------         --------      -----------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                  $ 466,577      $ 427,609     $ 305,053        $  431,252     $   565,950
Ratios to average net assets:
Net investment income (loss)                                   0.37%          0.44%         0.27%            0.07%           (0.08%)
Total expenses                                                 1.23%          1.25%         1.23%            1.20%            1.21%
Gross expenses(b)                                              1.23%          1.25%         1.23%            1.20%            1.21%
Net expenses(c)                                                1.23%          1.25%         1.23%            1.20%            1.21%
                                                          ---------      ---------     ---------        ---------       ----------
Portfolio turnover rate                                          28%            44%           48%             41%               55%

----------
(a) Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

(b) Gross expense information reflects expense ratios absent fund expense reductions by the Investment Manager.

(c) Net expense information reflects expense ratios after expense reductions or fee waivers and reduction of custodian expenses.

(d) The financial highlights for Series D exclude the historical financial highlights of Series M. The assets of Series M were acquired by Series D on August 27, 2002.

(e) The financial highlights for Series D exclude the historical financial highlights of Series I. The assets of Series I were acquired by Series D on October 3, 2003.

                                                         See accompanying notes.

                                                                        SERIES E
Managers' Commentary                                 (DIVERSIFIED INCOME SERIES)
February 15, 2005                                                    (unaudited)

                                                           [SECURITY FUNDS LOGO]

                                       Advisor, Security Management Company, LLC

[PHOTO OF STEVEN M. BOWSER]            [PHOTO OF CHRISTOPHER L. PHALEN]
    Steven M. Bowser                         Christopher L. Phalen
    Portfolio Manager                          Portfolio Manager

TO OUR SHAREHOLDERS:

December 31, 2004, marked the fifth consecutive year in which the fixed income markets produced positive returns for investors. 2004 will be recalled as a solid year for bonds, despite the predictions of higher interest rates from most prognosticators in January. The equity market outpaced bonds for the second consecutive year, but bonds have outperformed equities during this half-decade by more than 12% - the first time since the early 1970s. The Diversified Income Series advanced 3.82% for the year 2004.(1) The benchmark Lehman Brothers Aggregate Bond Index gained 4.34% over the same period.

FIXED INCOME PERFORMANCE IN 2004

Action from the Federal Reserve's Open Market Committee (FOMC) became apparent the last half of 2004, as they raised short-term interest rates by 125 basis points (in 25 basis point increments) over the course of five meetings. Despite this fact, the overall yield curve actually flattened (short rates increased while the longer rates fell), enabling fixed income portfolios to continue to provide positive returns. 2004 will be remembered as the "bearish bond market that never came." The top investment grade fixed income per formers of 2005 were corporate bonds, followed closely by mortgage-backed securities.

The majority of the negative variance from the benchmark by the Series can be attributed to the flattening of the yield curve. The Series was overweight in the intermediate part of the curve, namely the 5- to 10-year maturity range, due to overweight allocations to corporate bonds and mortgage-backed securities. Portfolios that are "barbelled," or more concentrated in the "tails" of the curve, namely the shorter 2-year and longer 30-year bonds perform much better in flattening scenarios. Portfolios of more intermediate maturities suffer performance in these instances and the Series was no different.

The Series held an overweight position of corporate bonds and mortgage-backed securities in 2004 due to the expectations of rising interest rates. These securities have additional yield, or "spread" versus U.S. Treasuries and are more able to offset the negative impact of a rising interest rate environment. However, the rise in interest rates only affected the shortest part of the yield curve and not the longer maturities. These issues continued to outperform through this period. The Series did not contain enough of the longer maturity bonds versus the index - as we felt the impending rise in interest rates would negatively impact these issues. But as said before, the bear market never materialized in the magnitude we expected.

THE COMPOSITION OF PORTFOLIO ASSETS

At the end of the year, the Diversified Income Series held 46% mortgage-backed securities, 35% investment grade corporate issues, 4% U.S. Treasury issues, 13% Federal agency securities, 1% high yield bonds and 1% cash. This represents an overweight position in corporate bonds and mortgage backed securities, and an underweight position in U.S. Treasuries.

OUTLOOK FOR 2005

Overall, the economic indicators point to a relatively positive year in 2005 for the U.S. economy. We continue to expect the U.S. economy to grow at a healthy rate (consensus 3.6% GDP growth) and the Federal Reserve should continue to increase interest rates in order to control inflation. We also expect corporate profitability to remain positive, although we expect the growth rate will slow. The positive outlook for the economy is not without some risks. Investors remain concerned about foreign countries financing our trade deficit, our government budget deficit, potential fall in the dollar and the debt burden of the average consumer. In this environment, our strategy is expected to continue focusing on overweighting corporate bonds and mortgage-backed securities to take advantage of their yield advantage over U.S. treasuries. The one caveat we have with this strategy is that the current valuation of corporate bonds is relatively high (or in other words - overvalued), so a reduction to this allocation may be in order at some point during the year. We plan to maintain a duration less than the benchmark due to the continued concern with rising interest rates.

Sincerely,

Steven M. Bowser and Christopher L. Phalen
Portfolio Managers

                                                                        SERIES E
Managers' Commentary                                 (DIVERSIFIED INCOME SERIES)
February 15, 2005                                                    (unaudited)

[PERFORMANCE GRAPH]

                          SBL E INVESTMENT INFORMATION

  DATE                               value
--------                           ---------
12/31/1994                         10,000.00
 3/31/1995                         10,477.43
 6/30/1995                         11,006.94
 9/30/1995                         11,251.63
12/31/1995                         11,860.32
 3/31/1996                         11,445.30
 6/30/1996                         11,445.30
 9/30/1996                         11,687.05
12/31/1996                         11,775.36
 3/31/1997                         11,647.79
 6/30/1997                         12,099.18
 9/30/1997                         12,575.99
12/31/1997                         12,956.76
 3/31/1998                         13,149.22
 6/30/1998                         13,453.44
 9/30/1998                         13,971.75
12/31/1998                         13,994.28
 3/31/1999                         13,797.66
 6/30/1999                         13,582.45
 9/30/1999                         13,594.41
12/31/1999                         13,466.86
 3/31/2000                         13,645.57
 6/30/2000                         13,683.86
 9/30/2000                         14,054.51
12/31/2000                         14,620.29
 3/31/2001                         15,009.60
 6/30/2001                         15,064.58
 9/30/2001                         15,683.10
12/31/2001                         15,669.36
 3/31/2002                         15,663.07
 6/30/2002                         16,198.69
 9/30/2002                         16,893.54
12/31/2002                         17,125.15
 3/31/2003                         17,327.82
 6/30/2003                         17,820.00
 9/30/2003                         17,653.36
12/31/2003                         17,671.80
 3/31/2004                         18,120.00
 6/30/2004                         17,655.79
 9/30/2004                         18,152.58
12/31/2004                         18,346.38

LEHMAN AGGREGATE BOND

  DATE                               value
--------                           ---------
12/31/94                           10,000.00
 3/31/95                           10,504.40
 6/30/95                           11,144.44
 9/30/95                           11,363.64
12/31/95                           11,847.61
 3/31/96                           11,636.27
 6/30/96                           11,702.71
 9/30/96                           11,918.19
12/31/96                           12,275.86
 3/31/97                           12,207.67
 6/30/97                           12,657.35
 9/30/97                           13,078.07
12/31/97                           13,463.36
 3/31/98                           13,672.47
 6/30/98                           13,992.06
 9/30/98                           14,583.44
12/31/98                           14,632.60
 3/31/99                           14,558.24
 6/30/99                           14,429.98
 9/30/99                           14,528.79
12/31/99                           14,511.10
 3/31/00                           14,831.44
06/30/00                           15,088.48
09/30/00                           15,543.87
12/31/00                           16,198.86
 3/31/01                           16,689.16
 6/30/01                           16,782.31
 9/30/01                           17,556.88
12/31/01                           17,563.34
 3/31/02                           17,580.58
 6/30/02                           18,231.22
 9/30/02                           19,067.63
12/31/02                           19,366.99
 3/31/03                           19,636.20
 6/30/03                           20,127.12
 9/30/03                           20,098.07
12/31/03                           20,162.53
 3/31/04                           20,697.40
 6/30/04                           20,193.08
 9/30/04                           20,838.61
12/31/04                           21,037.32

                  SBL Fund Series E $18,346
                  Lehman Brothers Aggregate Bond Index $21,037

                             $10,000 OVER 10 YEARS

The chart above assumes a hypothetical $10,000 investment in Series E (Diversified Income Series) on December 31, 1994 and reflects the fees and expenses of Series E.

PORTFOLIO COMPOSITION BY QUALITY RATINGS (BASED ON STANDARD AND POOR'S RATINGS)

AAA                                                     62.92%
AA                                                       4.71
A                                                       14.91
BBB                                                     15.42
BB                                                       0.19
B                                                        0.40
Cash & other assets, less liabilities                    1.45

AVERAGE ANNUAL RETURNS

PERIODS ENDED 12-31-04(1)                  1 YEAR               5 YEARS              10 YEARS
-------------------------                  ------               -------              --------
Series E                                    3.82%                6.38%                 6.26%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

      The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                                         See accompanying notes.

                                                                        SERIES E
Managers' Commentary                                 (DIVERSIFIED INCOME SERIES)
February 15, 2005                                                    (unaudited)

PERFORMANCE

INFORMATION ABOUT YOUR SERIES EXPENSES

CALCULATING YOUR ONGOING SERIES EXPENSES

EXAMPLE

As a shareholder of the Series, you incur ongoing costs, including management fees and other series expenses. Performance figures and expense ratios do not reflect fees and expenses associated with an investment in variable insurance products. Shares of a Series of SBL Fund are available only through the purchase of such products. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 - December 31, 2004.

ACTUAL EXPENSES

The first line in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses associated with an investment in variable insurance products. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses associated with an investment in variable insurance products were included, your costs would have been higher.

FUND EXPENSES

                                          BEGINNING                  ENDING                EXPENSES PAID
                                        ACCOUNT VALUE             ACCOUNT VALUE               DURING
                                          07-01-04                 12-31-04(1)               PERIOD(2)
                                        -------------             -------------            -------------
Series E (Diversified Income Series)
       Actual                           $   1,000.00              $   1,029.90              $     3.78
       Hypothetical                         1,000.00                  1,021.42                    3.76

(1) The actual ending account value is based on the actual total return of the Series for the period July 1, 2004 to December 31, 2004 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2004 to December 31, 2004 was 2.99%.

(2) Expenses are equal to the Series annualized expense ratio 0.74% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                                                        SERIES E
Schedule of Investments                              (DIVERSIFIED INCOME SERIES)
December 31, 2004

                                                        PRINCIPAL        MARKET
                                                          AMOUNT         VALUE
CORPORATE BONDS - 35.1 %
AIRLINES - 0.9%
Qantas Airways, Ltd., 5.125% - 2013(1)                  $  600,000     $  594,109
Southwest Airlines Company,
   7.875% - 2007                                           700,000        766,280
                                                                       ----------
                                                                        1,360,389
                                                                       ----------

AUTOMOTIVE - 2.0%
Ford Motor Credit Company:
   6.50% - 2007                                            650,000        675,901
   5.80% - 2009                                            600,000        613,285
General Motors Corporation,
   8.80% - 2021                                          1,250,000      1,352,635
Johnson Controls, Inc.,
   4.875% - 2013                                           600,000        607,809
                                                                       ----------
                                                                        3,249,630
                                                                       ----------

BANKING - 4.5%
BCH Cayman Islands, Ltd.,
   7.70% - 2006                                            700,000        742,969
Bank of America Corporation,
   7.80% - 2010                                            650,000        755,885
BankBoston Capital Trust,
   3.04% - 2028(3)                                       1,200,000      1,157,160
Chase Capital III, 2.95% - 2027(3)                       1,200,000      1,134,908
Danske Bank A/S, 7.40% - 2010(1,3)                         800,000        866,288
Key Bank N.A., 7.00% - 2011                                700,000        786,812
Regions Financial Corporation,
   7.00% - 2011                                          1,000,000      1,141,145
US Central Credit Union,
   2.70% - 2009                                            568,182        557,568
                                                                       ----------
                                                                        7,142,735
                                                                       ----------

BROKERAGE - 1.3%
Credit Suisse First Boston USA,
   6.125% - 2011                                           600,000        654,285
Legg Mason, Inc., 6.75% - 2008                             650,000        707,874
Waddell & Reed Financial, Inc.,
   7.50% - 2006                                            650,000        674,232
                                                                       ----------
                                                                        2,036,391
                                                                       ----------

BUILDING MATERIALS - 0.8%
CRH America, Inc., 6.95% - 2012                            600,000        683,912
Masco Corporation, 5.875% - 2012                           600,000        643,018
                                                                       ----------
                                                                        1,326,930
                                                                       ----------

CHEMICALS - 1.2%
PPG Industries, Inc., 7.40% - 2019                         650,000        776,471
Pioneer Hi-Bred International, Inc.,
   5.75% - 2009                                          1,000,000      1,064,072
                                                                       ----------
                                                                        1,840,543
                                                                       ----------

CONSUMER PRODUCTS - 0.4%
Newell Rubbermaid, Inc.,
   6.75% - 2012                                            600,000        683,661
                                                                       ----------

DIVERSIFIED MANUFACTURING - 2.1%
General Electric Company,
   5.00% - 2013                                            600,000        615,579
Hutchison Whampoa International,
   Ltd., 5.45% - 2010(1)                                 1,250,000      1,294,599
Tyco International Group, 7.00% - 2028                     650,000        755,714
United Technologies Corporation,
   6.35% - 2011                                            650,000        724,137
                                                                       ----------
                                                                        3,390,029
                                                                       ----------

ELECTRIC - 2.1%
Arizona Public Service Company,
   6.375% - 2011                                           600,000        661,471
Calpine Corporation, 8.75% - 2007                          500,000        437,500
Cincinnati Gas & Electric Company,
   5.70% - 2012                                            600,000        635,659
East Coast Power LLC:
   6.737% - 2008                                            74,588         77,897
   7.066% - 2012                                           140,867        150,901
National Rural Utilities, 5.50% - 2005                     700,000        700,611
Oncor Electric Delivery Company,
   6.375% - 2015                                           600,000        661,097
                                                                       ----------
                                                                        3,325,136
                                                                       ----------

ENERGY - INDEPENDENT - 0.9%
Devon Financing Corporation, ULC,
   6.875% - 2011                                           600,000        679,534
Pancanadian Petroleum, 6.30% - 2011                        750,000        824,012
                                                                       ----------
                                                                        1,503,546
                                                                       ----------

ENERGY - INTEGRATED - 0.5%
Conoco, Inc., 6.95% - 2029                                 650,000        767,556
                                                                       ----------

ENTERTAINMENT - 1.2%
Liberty Media Corporation,
   7.875% - 2009                                           600,000        668,675
Time Warner, Inc., 6.875% - 2018                           600,000        678,443
Viacom, Inc., 5.625% - 2007                                600,000        627,301
                                                                       ----------
                                                                        1,974,419
                                                                       ----------

FINANCIAL COMPANIES - CAPTIVE - 0.4%
General Motors Acceptance Corporation,
   6.125% - 2006                                           650,000        666,369
                                                                       ----------

FINANCIAL COMPANIES - NONCAPTIVE CONSUMER - 0.8%
Countrywide Capital, 8.00% - 2026                          700,000        735,477
SLM Corporation, 5.05% - 2014                              600,000        603,281
                                                                       ----------
                                                                        1,338,758
                                                                       ----------

FINANCIAL COMPANIES - NONCAPTIVE DIVERSIFIED - 1.9%
CIT Group, Inc., 7.625% - 2005                             350,000        360,083
Core Investment Grade Trust,
   4.727% - 2007                                         1,950,000      1,995,162
General Electric Capital Corporation,
   5.875% - 2012                                           600,000        649,210
                                                                       ----------
                                                                        3,004,455
                                                                       ----------

                                                         See accompanying notes.

                                                                        SERIES E
Schedule of Investments                              (DIVERSIFIED INCOME SERIES)
December 31, 2004

                                             PRINCIPAL         MARKET
                                              AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
FINANCIAL - OTHER - 0.5%
Abbey National plc, 6.69% - 2005            $   725,000      $   743,074
                                                             -----------

FOOD & BEVERAGE - 0.5%
Fosters Brewing Group,
   6.875% - 2011(1)                             650,000          733,407
                                                             -----------

GAMING - 0.2%
Park Place Entertainment,
  7.875% - 2005                                 300,000          311,250
                                                             -----------

HEALTH CARE - 0.4%
Anthem, Inc., 6.80% - 2012                      600,000          679,246
                                                             -----------

INDUSTRIAL - OTHER - 0.4%
Eaton Corporation, 5.75% - 2012                 625,000          674,284
                                                             -----------

INSURANCE - PROPERTY & CASUALTY - 0.5%
Nationwide Mutual Insurance Company,
   8.25% - 2031(1)                              650,000          803,321
                                                             -----------

MEDIA - CABLE - 2.3%
Comcast Corporation, 5.30% - 2014               625,000          644,571
Cox Communications, Inc.,
   6.40% - 2008                                 625,000          670,216
Cox Enterprises, Inc., 4.375% - 2008(1)         600,000          599,456
Jones Intercable, Inc., 7.625% - 2008           500,000          553,224
Lenfest Communications, Inc.,
   10.50% - 2006                                500,000          547,046
Time Warner Entertainment,
   7.25% - 2008                                 600,000          666,589
                                                             -----------
                                                               3,681,102
                                                             -----------

MEDIA - NONCABLE - 1.2%
Clear Channel Communications, Inc.,
   4.625% - 2008                                600,000          609,270
Thomson Corporation, 4.75% - 2010             1,250,000        1,273,229
                                                             -----------
                                                               1,882,499
                                                             -----------

PHARMACEUTICALS - 0.5%
Eli Lilly & Company, 7.125% - 2025              650,000          785,602
                                                             -----------

PIPELINES - 1.6%
Consolidated Natural Gas Company,
   6.625% - 2013                                600,000          669,944
Duke Energy Field Services Corporation,
   7.50% - 2005                                 700,000          718,495
Express Pipeline LP, 6.47% - 2013(1)            430,400          446,092
Kinder Morgan Energy, 7.50% - 2010              600,000          693,580
                                                             -----------
                                                               2,528,111
                                                             -----------

RAILROADS -0.8%
Canadian National Railway Company,
   6.25% - 2034                               1,200,000        1,298,465
                                                             -----------

REAL ESTATE INVESTMENT TRUSTS - 0.8%
Reckson Operating Partnership,
   5.15% - 2011                               1,200,000        1,210,370
                                                             -----------

RETAILERS - 0.9%
May Department Stores Company,
   3.95% - 2007                                 600,000          601,014
Tandy Corporation, 6.95% - 2007                 750,000          811,661
                                                             -----------
                                                               1,412,675
                                                             -----------

SERVICES - 0.1%
American Eco Corporation,
   9.625% - 2008*(4,5)                          500,000                -
MasTec, Inc., 7.75% - 2008                      200,000          194,500
                                                             -----------
                                                                 194,500
                                                             -----------

SUPERMARKETS - 0.5%
Safeway, Inc., 6.50% - 2008                     700,000          758,002
                                                             -----------

TECHNOLOGY - 0.9%
Pitney Bowes, Inc., 5.875% - 2006               650,000          670,712
Science Applications International
   Corporation, 7.125% - 2032                   600,000          706,732
                                                             -----------
                                                               1,377,444
                                                             -----------

TELECOMMUNICATIONS - WIRELESS - 0.4%
Vodafone Airtouch, 7.625% - 2005                650,000          653,790
                                                             -----------

TRANSPORTATION SERVICES - 1.6%
Erac USA Finance Company:
   7.35% - 2008(1)                              600,000          662,839
   6.70% - 2034(1)                            1,800,000        1,954,922
                                                             -----------
                                                               2,617,761
                                                             -----------
TOTAL CORPORATE BONDS
   (cost $53,589,898)                                         55,955,450
                                                             -----------

MORTGAGE BACKED SECURITIES - 46.4%
U.S. GOVERNMENT SPONSORED AGENCIES
- 42.8%

Federal Home Loan Mortgage Corporation:
   #E01378, 5.00% - 2018                      2,870,591      $ 2,917,502
   #E01488, 5.00% - 2018                      2,550,689        2,592,372
   #E01538, 5.00% - 2018                      2,642,892        2,686,081
   FHR #188 H CMO, 7.00% - 2021                   3,340            3,340
   #C44050, 7.00% - 2030                         86,692           91,909
   #C01079, 7.50% - 2030                         54,330           58,233
   #C01172, 6.50% - 2031                        162,154          170,192
   #C01210, 6.50% - 2031                        179,833          188,877
   #C50964, 6.50% - 2031                        164,794          172,962
   #C50967, 6.50% - 2031                         60,008           63,026
   #C01277, 7.00% - 2031                        275,130          291,463
   #C01292, 6.00% - 2032                        613,179          634,296
   #C62801, 6.00% - 2032                        325,555          336,767
   #C01287, 6.50% - 2032                        393,543          413,050
   #C76358, 5.00% - 2033                      3,017,742        3,005,954
   #C78238, 5.50% - 2033                      3,097,358        3,149,443
   #A16943, 6.00% - 2033                      2,293,073        2,369,816
   #G08014, 5.00% - 2034                      2,981,414        2,962,690
   #G08015, 5.50% - 2034                      2,950,053        2,998,824
   #A17903, 6.00% - 2034                      2,360,414        2,439,531

                                                         See accompanying notes.

                                                                        SERIES E
Schedule of Investments                              (DIVERSIFIED INCOME SERIES)
December 31, 2004

                                                        PRINCIPAL         MARKET
                                                         AMOUNT            VALUE
MORTGAGE BACKED SECURITIES (CONTINUED)
U.S. GOVERNMENT SPONSORED AGENCIES (CONTINUED)
Federal National Mortgage Association:
   #2544732 5.50% - 2017                               $2,861,845       $ 2,960,859
   #720714, 4.50% - 2018                                2,594,778         2,592,361
   #750465, 5.00% - 2018                                2,653,492         2,698,500
   #780952, 4.00% - 2019                                2,974,766         2,905,811
   FNR 1990-68 J, 6.95% - 2020                              9,437             9,973
   FNR 1990-103 K, 7.50% - 2020                             2,494             2,578
   #252806, 7.50% - 2029                                  152,112           163,040
   #252874, 7.50% - 2029                                   55,394            59,373
   #535277, 7.00% - 2030                                  105,426           111,717
   #551262, 7.50% - 2030                                   45,164            48,393
   #190307, 8.00% - 2030                                   66,357            71,952
   #253356, 8.00% - 2030                                   80,797            87,609
   #541735, 8.00% - 2030                                   68,893            74,701
   #535838, 6.50% - 2031                                  140,637           147,538
   #585348, 6.50% - 2031                                  138,256           145,039
   #591381, 6.50% - 2031                                  226,468           237,579
   #254477, 5.50% - 2032                                1,603,114         1,628,397
   #254198, 6.00% - 2032                                  631,832           653,683
   #254377, 6.00% - 2032                                1,049,854         1,087,025
   #254478, 6.00% - 2032                                  536,087           555,068
   #666750, 6.00% - 2032                                1,086,294         1,123,860
   #254346, 6.50% - 2032                                  329,555           345,725
   #545691, 6.50% - 2032                                  498,723           523,192
   #659790, 6.50% - 2032                                  395,898           415,542
   #702879, 5.00% - 2033                                1,922,494         1,911,216
   #709805, 5.00% - 2033                                2,579,291         2,564,161
   #658077, 5.50% - 2033                                1,618,080         1,645,161
   #689108, 5.50% - 2033                                1,489,000         1,513,921
   #688328, 5.50% - 2033                                1,699,598         1,726,930
   #709748, 5.50% - 2033                                2,713,326         2,758,738
   #713971, 5.50% - 2033                                2,632,770         2,675,108
   #754903, 5.50% - 2033                                2,142,681         2,175,575
   #725033, 6.00% - 2034                                1,942,076         2,009,054
   #255554, 5.50% - 2035                                3,000,000         3,047,419
                                                                        -----------
                                                                         68,223,126
                                                                        -----------
U.S. GOVERNMENT SPONSORED SECURITIES - 2.3%
Government National Mortgage Association:
   #301465, 9.00% - 2021                                   23,311            25,701
   #305617, 9.00% - 2021                                   25,646            28,275
   #313107, 7.00% - 2022                                  220,788           234,632
   #352022, 7.00% - 2023                                  126,168           134,079
   #369303, 7.00% - 2023                                  119,667           127,170
   #780454, 7.00% - 2026                                  222,031           235,953
   #482668, 7.00% - 2028                                  143,760           152,774
   #462680, 7.00% - 2028                                  138,041           146,696
   #518436, 7.25% - 2029                                   52,433            56,019
   #494109, 7.50% - 2029                                  140,477           150,866
   #510704, 7.50% - 2029                                   62,252            66,855
   #781079, 7.50% - 2029                                   54,256            58,269
   #479229, 8.00% - 2030                                   24,853            26,966
   #479232, 8.00% - 2030                                   70,398            76,385
   #508342, 8.00% - 2030                                   92,644           100,521
   #538285, 6.50% - 2031                                  196,850           207,264
   #561561, 6.50% - 2031                                  306,616           323,048
   #564472, 6.50% - 2031                                  423,841           446,555
   #781414, 5.50% - 2032                                  540,102           551,906
   #552324, 6.50% - 2032                                  337,986           355,867
   II #181907, 9.50% - 2020                                21,624            24,273
   II #2445, 8.00% - 2027                                  94,528           102,153
   II #2909, 8.00% - 2030                                  56,811            61,393
                                                                        -----------
                                                                          3,693,620
                                                                        -----------

NON-AGENCY SECURITIES - 1.3%
Chase Commercial Mortgage Securities Corporation,
   1997-1B, 7.37% - 2007 CMO                            1,500,000         1,612,444
   1998-1B, 6.56% - 2008 CMO                              500,000           542,656
Global Rate Eligible Asset Trust 1998-A,
   7.33% - 2006(5)                                        807,558                 -
                                                                        -----------
                                                                          2,155,100
                                                                        -----------
TOTAL MORTGAGE BACKED SECURITIES
   (cost $74,268,458)                                                    74,071,846
                                                                        -----------

U.S. AGENCY BONDS & NOTES - 13.2%
Federal Farm Credit Bank,
   5.45% - 2013                                         1,000,000         1,066,833

Federal Home Loan Bank:
   6.375% - 2006                                          900,000           945,010

Federal Home Loan Mortgage Corporation,
   2.850% - 2007                                        3,000,000         2,966,967

Federal National Mortgage Association:
   7.125% - 2005                                        2,000,000         2,010,396
   3.00% - 2006(2)                                      3,000,000         3,003,387
   6.00% - 2008                                           850,000           914,635
   7.25% - 2010                                         2,000,000         2,298,602
   5.50% - 2011                                         3,500,000         3,753,228
   4.00% - 2013(2)                                      1,935,000         1,936,014
   6.625% - 2030                                          750,000           893,748
   7.125% - 2030                                        1,000,000         1,257,867
                                                                        -----------
                                                                         21,046,687
                                                                        -----------
TOTAL U.S. AGENCY BONDS & NOTES
   (cost $20,026,791)                                                    21,046,687
                                                                        -----------

U.S. GOVERNMENT SECURITIES - 3.9%
U.S. Treasury Bond,
   5.375% - 2031                                        1,500,000         1,621,992

U.S. Treasury Notes:
   6.25% - 2007                                         1,750,000         1,862,656
   5.00% - 2011                                         2,500,000         2,661,425
                                                                        -----------
                                                                          6,146,073
                                                                        -----------

TOTAL U.S. GOVERNMENT SECURITIES
   (cost $5,895,199)                                                      6,146,073
                                                                        -----------

                                                         See accompanying notes.

                                                                        SERIES E
Schedule of Investments                              (DIVERSIFIED INCOME SERIES)
December 31, 2004

                                                        PRINCIPAL      MARKET
                                                         AMOUNT        VALUE
REPURCHASE AGREEMENT - 0.2%
United Missouri Bank, 1.74%,
  dated 12-31-04, matures 01-03-05;
  repurchase amount of $315,046
  (Collateralized by FHLMC, 0.00%,
  01-14-05 with a value of $321,695)                    $315,000    $    315,000
                                                                    ------------
TOTAL REPURCHASE AGREEMENT
  (cost $315,000)                                                        315,000
                                                                    ------------
TOTAL INVESTMENTS - 98.8%
  (cost $154,095,346)                                                157,535,056
                                                                    ------------
CASH & OTHER ASSETS, LESS LIABILITIES - 1.2%                           1,992,368
                                                                    ------------
TOTAL NET ASSETS - 100.0%                                           $159,527,424
                                                                    ============

For federal income tax purposes the identified investments cost of owned at December 31, 2004 was $156,151,365.

*Non-income producing security

CMO (Collateralized Mortgage Obligation)

plc (public limited company)

(1) Security is a 144A series. The total market value of 144A securities is $7,955,033 (cost $7,448,687), or 5.0% of total net assets.

(2) Security is a step bond. Rate indicated is rate effective at December 31, 2004.

(3) Variable rate security. Rate indicated is rate effective December
    31, 2004.

(4) Security is in default due to bankruptcy.

(5) Security is fair valued by the Board of Directors. The total market value of fair valued securities amounts to $0, or 0.0% or net assets.

                                                                        SERIES E
                                                     (DIVERSIFIED INCOME SERIES)

Statement of Assets and Liabilities
December 31, 2004

ASSETS:
Investments, at value(1)......................  $ 157,535,056
Receivables:
 Fund shares sold.............................        535,637
 Interest.....................................      1,647,504
Prepaid expenses..............................          2,739
                                                -------------
Total assets..................................    159,720,936
                                                -------------

LIABILITIES:
Cash overdraft................................         19,752
Payable for:
 Fund shares redeemed.........................         51,973
 Management fees..............................         80,833
 Custodian fees...............................            811
 Transfer agent and administration fees.......         17,163
 Professional fees............................         13,274
 Other........................................          9,706
                                                -------------
Total liabilities.............................        193,512
                                                -------------
NET ASSETS....................................  $ 159,527,424
                                                =============

NET ASSETS CONSIST OF:
Paid in capital...............................  $ 164,917,105
Accumulated undistributed net
 investment income............................      6,431,543
Accumulated net realized loss
 on sales of investments......................    (15,260,934)
Net unrealized appreciation
 in value of investments......................      3,439,710
                                                -------------
Net assets....................................  $ 159,527,424
                                                =============

Capital shares authorized.....................     indefinite
Capital shares outstanding....................     14,044,755
                                                -------------
Net asset value and redemption price
 per share (net assets divided by
 shares outstanding)..........................  $       11.36
                                                =============

(1) Investments, at cost......................  $ 154,095,346

Statement of Operations
For the Year Ended December 31, 2004

INVESTMENT INCOME:
 Dividends.............................         $      38,187
 Interest..............................             8,141,278
                                                -------------
 Total investment income...............             8,179,465
                                                -------------

EXPENSES:
 Management fees.......................             1,186,046
 Custodian fees........................                 7,352
 Transfer/maintenance fees.............                22,468
 Administration fees...................               147,092
 Directors' fees.......................                 7,900
 Professional fees.....................                17,302
 Reports to shareholders...............                11,868
 Other expenses........................                 7,202
                                                -------------
 Total expenses........................             1,407,230
 Less: Expenses waived.................              (216,902)
                                                -------------
 Net expenses..........................             1,190,328
                                                -------------
 Net investment income.................             6,989,137
                                                -------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain during the period on:
 Investments...........................               118,614
                                                -------------
 Realized gain.........................               118,614
                                                -------------

Net change in unrealized depreciation
 during the period on:
 Investments...........................            (1,211,731)
                                                -------------
 Unrealized depreciation...............            (1,211,731)
                                                -------------

 Net loss..............................            (1,093,117)
                                                -------------
 Net increase in net assets............
   resulting from operations...........         $   5,896,020
                                                =============

                                                         See accompanying notes.

                                                                        SERIES E
Statement of Changes in Net Assets                   (DIVERSIFIED INCOME SERIES)

                                                                                       YEAR               YEAR
                                                                                      ENDED              ENDED
                                                                                    DECEMBER 31,       DECEMBER 31,
                                                                                       2004                2003
                                                                                   -------------      -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income ......................................................     $   6,989,137      $   7,935,427
  Net realized gain during the period on investments .........................           118,614          1,277,359
  Net change in unrealized depreciation during the period on investments......        (1,211,731)        (3,604,169)
                                                                                   -------------      -------------
  Net increase in net assets resulting from operations .......................         5,896,020          5,608,617
                                                                                   -------------      -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income ......................................................        (1,418,099)       (15,865,608)
                                                                                   -------------      -------------
  Total distributions to shareholders ........................................        (1,418,099)       (15,865,608)
                                                                                   -------------      -------------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares ...............................................        56,833,626         77,940,016
  Distributions reinvested ...................................................         1,418,099         15,865,608
  Cost of shares redeemed ....................................................       (62,673,986)      (119,830,471)
                                                                                   -------------      -------------
  Net decrease from capital share transactions ...............................        (4,422,261)       (26,024,847)
                                                                                   -------------      -------------
  Net increase (decrease) in net assets ......................................            55,660        (36,281,838)
                                                                                   -------------      -------------

NET ASSETS:
  Beginning of period ........................................................       159,471,764        195,753,602
                                                                                   -------------      -------------
  End of period ..............................................................     $ 159,527,424      $ 159,471,764
                                                                                   =============      =============

  Accumulated undistributed net investment income at end of period ...........     $   6,431,543      $     490,156
                                                                                   =============      =============

CAPITAL SHARE ACTIVITY:
 Shares sold .................................................................         5,093,132          6,564,011
 Shares reinvested ...........................................................           126,616          1,411,545
 Shares redeemed .............................................................        (5,613,540)       (10,085,989)
                                                                                   -------------      -------------
 Total capital share activity ................................................          (393,792)        (2,110,433)
                                                                                   =============      =============

                                                         See accompanying notes.

                                                                        SERIES E
Financial Highlights                                 (DIVERSIFIED INCOME SERIES)
Selected data for each share of capital stock outstanding throughout each year

                                                                         YEAR ENDED DECEMBER 31,
                                                    2004          2003          2002        2001(d)          2000
                                                   --------     --------      --------     --------       ------------
PER SHARE DATA

Net asset value, beginning of period               $  11.04     $  11.83      $  11.40     $  11.37       $      10.55
                                                   --------     --------      --------     --------       ------------
Income (loss) from investment
operations:
Net investment income (loss)                           0.50         0.68          0.51         0.58               0.75
Net gain (loss) on securities
(realized and unrealized)                             (0.08)       (0.31)         0.51         0.20               0.15
                                                   --------     --------      --------     --------       ------------
Total from investment operations                       0.42         0.37          1.02         0.78               0.90
                                                   --------     --------      --------     --------       ------------
Less distributions:
Dividends from net investment income                  (0.10)       (1.16)        (0.59)       (0.75)             (0.08)
Distributions from realized gains                         -            -             -            -                  -
                                                   --------     --------      --------     --------       ------------
Total distributions                                   (0.10)       (1.16)        (0.59)       (0.75)             (0.08)
                                                   --------     --------      --------     --------       ------------
Net asset value, end of period                     $  11.36     $  11.04      $  11.83     $  11.40       $      11.37
                                                   ========     ========      ========     ========       ============

TOTAL RETURN(a)                                        3.82%        3.19%         9.29%        7.18%              8.56%
                                                   --------     --------      --------     --------       ------------
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in thousands)           $159,527     $159,472      $195,754     $142,538       $    122,147
                                                   --------     --------      --------     --------       ------------
Ratios to average net assets:
Net investment income (loss)                           4.42%        4.39%         5.00%        5.67%              6.52%
Total expenses                                         0.75%        0.84%         0.83%        0.83%              0.84%
Gross expenses(b)                                      0.89%        0.84%         0.83%        0.83%              0.84%
Net expenses(c)                                        0.75%        0.84%         0.83%        0.83%              0.84%
                                                   --------     --------      --------     --------       ------------
Portfolio turnover rate                                  39%          45%           32%          46%                63%

(a) Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

(b) Gross expense information reflects expense ratios absent fund expense reductions by the Investment Manager.

(c) Net expense information reflects expense ratios after expense reductions or fee waivers and reduction of custodian expenses.

(d) As required, effective January 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on fixed income securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by less than 1/2 of a cent, increase net realized and unrealized gains and losses per share by less than 1/2 of a cent and increase (decrease) the ratio of net investment income to average net assets from (0.02%) to 0.12%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                         See accompanying notes.

                                                                        SERIES G
Manager's Commentary                                   (LARGE CAP GROWTH SERIES)
February 15, 2005                                                    (unaudited)

                                                           [SECURITY FUNDS LOGO]

                                       Advisor, Security Management Company, LLC

[PHOTO OF MARK A. MITCHELL]
      Portfolio Manage
Mark A. Mitchell Portfolio Manager

TO OUR SHAREHOLDERS:

2004 was a normal year in many respects; returns were positive, but not as spectacular as in 2003. The Large Cap Growth Series returned 3.28%(1) in the period, lagging the benchmark Russell 1000 Growth index's return of 6.30% and the Fund's peer group median return of 8.29%. Similar to 2003, the market favored lower quality, higher beta stocks. In such environments, we tend to underperform. While disappointing, we believe that our approach delivers performance over the long term.

Our approach to managing the Large Cap Growth Series is based on our investment philosophy described below.

We understand a company's growth potential over the long term based on our bottom-up fundamental investment process. We invest today based on future potential. We concentrate our investments in companies with sustainable competitive advantages when they are undervalued. Companies must demonstrate management ability by consistently adding shareholder value. They must have strong financial positions and be well positioned for growth. We are patient buyers and sellers focused on the long term, and we take advantage of investor uncertainty and short-term thinking.

For this Series, we apply this philosophy to a broad range of growth companies.

INDUSTRIALS AND CONSUMER STAPLES STOCKS TOP PERFORMERS

The Series industrial holdings were up 18% compared to 14% for the index. Positions in Federal Express and General Dynamics contributed positively to the Series. Federal Express had strong results driven by continued economic growth and business model efficiencies. General Dynamics benefited from a recovery in its aircraft business and strong defense spending.

The Series consumer staples holdings performed well, appreciating 8% compared to 4% for the index. CVS was up strongly due to a continued turnaround and the belief in its ability to add shareholder value through the acquisition of Eckerd. Avon Products benefited from continued operational execution.

TECHNOLOGY AND HEALTH CARE DISAPPOINTING

Health care, as a sector overall, underperformed the index. Pfizer and Cardinal Health both had a negative impact on the Series. Pfizer was down more than 22% on safety concerns in its COX-2 class drugs and slowing growth prospects. Cardinal was down more than 22% as a result of undergoing a substantial industry change in how pharmaceutical manufacturers distribute and price its products.

Following an extremely strong year in 2003, technology stocks had a difficult time in 2004. Texas Instruments and Emulex had a negative impact on the Series. Texas Instruments was down 16% as a result of an industrywide slowdown and a corresponding inventory correction in semiconductors. Emulex experienced unexpected new competition that took away part of its core business, thus making its future growth opportunities much smaller.

2005 MARKET OUTLOOK

Our outlook for the equity market continues to be guardedly optimistic. Like every year, there are many potential positive and negative influences. We believe the most significant issue facing us in 2005 will be a slowing profit cycle. In such an environment, we believe more normal equity returns are likely. Skilled stock picking versus owning beta will be critical. This favors our focus on identifying good companies at attractive valuations.

We continue to believe that investing is a long-term pursuit that requires patience and a consistent approach. Dollar cost averaging is a sound way to build long-term value. While it does not assure profits or protect against losses in a declining market, we think it is the best way to take advantage of the natural highs and lows in a market cycle. We recognize there are many investment fund alternatives available today and thank you for your business and the confidence you place in us.

Sincerely,

Mark A. Mitchell
Portfolio Manager

                                                                       SERIES G
Manager's Commentary                                   (LARGE CAP GROWTH SERIES)
February 15, 2005                                                    (unaudited)

PERFORMANCE

[PERFORMANCE GRAPH]

SBL G INVESTMENT INFORMATION

  DATE                 value
--------             --------
SBL G
05/01/00             10,000.00
06/30/00             10,210.00
09/30/00              9,650.00
12/31/00              7,980.00
03/31/01              6,670.00
06/30/01              7,170.00
09/30/01              5,980.00
12/31/01              6,750.00
03/31/02              6,480.00
06/30/02              5,350.00
09/30/02              4,570.00
12/31/02              4,920.00
03/31/03              4,900.00
06/30/03              5,520.00
09/30/03              5,610.00
12/31/03              6,100.00
03/31/04              6,120.00
06/30/04              6,210.00
09/30/04              5,880.00
12/31/04              6,300.00

RUSSEL 1000 GROWTH

     DATE              value
-----------------    ---------
INCEPTION 5/01/00     10,000.00
         06/30/00     10,015.80
         09/30/00      9,065.85
         12/31/00      7,003.20
         03/31/01      6,014.12
         06/30/01      6,020.45
         09/30/01      5,054.83
         12/31/01      6,050.69
         03/31/02      5,094.05
         06/30/02      4,093.50
         09/30/02      4,072.29
         12/31/02      4,063.25
         03/31/03      4,016.46
         06/30/03      4,034.37
         09/30/03      5,027.70
         12/31/03      5,062.10
         03/31/04      5,706.44
         06/30/04      5,816.96
         09/30/04      5,513.30
         12/31/04      6,018.96

                        SBL Fund Series G $6,300
                        Russell 1000 Growth Index $6,109


                            $10,000 SINCE INCEPTION

The chart above assumes a hypothetical $10,000 investment in Series G (Large Cap Growth Series) on May 1, 2000 and reflects the fees and expenses of Series G.

PORTFOLIO COMPOSITION BY SECTOR

consumer discretionary                  17.66%
consumer staples                        11.05
Energy                                   1.98
Finacials                                8.53
Health care                             18.29
Industrials                             13.04
Information Technology                  21.81
Unit Investment Trust                    2.87
cash & other assets, less liabilities    4.77

AVERAGE ANNUAL RETURNS

PERIODS ENDED 12-31-04(1) 1 YEAR  SINCE INCEPTION (5-1-00)
------------------------  ------  ------------------------
Series G                   3.28%        (9.42%)

----------
(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

      The per formance data quoted above represents past per formance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                                         See accompanying notes.

                                                                       SERIES G
Manager's Commentary                                   (LARGE CAP GROWTH SERIES)
February 15, 2005                                                    (unaudited)

PERFORMANCE

INFORMATION ABOUT YOUR SERIES EXPENSES

CALCULATING YOUR ONGOING SERIES EXPENSES

EXAMPLE

As a shareholder of the Series, you incur ongoing costs, including management fees and other series expenses. Performance figures and expense ratios do not reflect fees and expenses associated with an investment in variable insurance products. Shares of a Series of SBL Fund are available only through the purchase of such products. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 - December 31, 2004.

ACTUAL EXPENSES

The first line in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses associated with an investment in variable insurance products. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses associated with an investment in variable insurance products were included, your costs would have been higher.

FUND EXPENSES

                                         BEGINNING        ENDING       EXPENSES PAID
                                       ACCOUNT VALUE   ACCOUNT VALUE      DURING
                                          07-01-04      12-31-04(1)      PERIOD(2)
                                       -------------   -------------   -------------
Series G (Large Cap Growth Series)
  Actual                               $    1,000.00   $    1,014.50   $       4.81
  Hypothetical                              1,000.00        1,020.36           4.82

(1) The actual ending account value is based on the actual total return of the Series for the period July 1, 2004 to December 31, 2004 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2004 to December 31, 2004 was 1.45%.

(2) Expenses are equal to the Series annualized expense ratio 0.95% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                                                        SERIES G
Schedule of Investments                                (LARGE CAP GROWTH SERIES)
December 31, 2004

                                                     NUMBER         MARKET
                                                    OF SHARES        VALUE
COMMON STOCKS - 95.3%
AEROSPACE & DEFENSE - 4.3%
General Dynamics Corporation                           8,500      $   889,100
United Technologies Corporation                        9,800        1,012,830
                                                                  -----------
                                                                    1,901,930
                                                                  -----------
AIR FREIGHT & LOGISTICS - 2.1%
FedEx Corporation                                      9,500          935,655
                                                                  -----------
AIRLINES - 1.7%
Southwest Airlines Company                            46,000          748,880
                                                                  -----------
BIOTECHNOLOGY - 2.5%
Amgen, Inc.*                                          17,200        1,103,380
                                                                  -----------
BREWERS - 1.8%
Anheuser-Busch Companies, Inc.                        15,600          791,388
                                                                  -----------
BROADCASTING & CABLE TV - 2.6%
Univision Communications, Inc.*                       40,000        1,170,800
                                                                  -----------
COMMUNICATIONS EQUIPMENT - 5.1%
3Com Corporation*                                    116,000          483,720
ADC Telecommunications, Inc.*                        249,800          669,464
Cisco Systems, Inc.*                                  58,200        1,123,260
                                                                  -----------
                                                                    2,276,444
                                                                  -----------
COMPUTER HARDWARE - 3.0%
Dell, Inc.*                                           31,000        1,306,340
                                                                  -----------
CONSUMER FINANCE - 0.4%
MBNA Corporation                                       5,800          163,502
                                                                  -----------
DATA PROCESSING & OUTSOURCED SERVICES - 3.5%
First Data Corporation                                36,500        1,552,710
                                                                  -----------
DEPARTMENT STORES - 1.4%
Kohl's Corporation*                                   12,300          604,791
                                                                  -----------
DRUG RETAIL - 2.8%
CVS Corporation                                       27,500        1,239,425
                                                                  -----------
ELECTRICAL COMPONENTS & EQUIPMENT - 1.0%
Power-One, Inc.*                                      51,300          457,596
                                                                  -----------
EXCHANGE TRADED FUNDS - 2.9%
iShares Russell 1000 Growth
 Index Fund                                           25,900        1,270,136
                                                                  -----------
GENERAL MERCHANDISE STORES - 1.5%
 Target Corporation                                   12,900          669,897
                                                                  -----------
HEALTH CARE EQUIPMENT - 5.6%
Boston Scientific Corporation*                        36,900        1,311,795
Medtronic, Inc.                                        5,800          288,086
Zimmer Holdings, Inc.*                                11,000          881,320
                                                                  -----------
                                                                    2,481,201
                                                                  -----------
HOME IMPROVEMENT RETAIL - 4.9%
Home Depot, Inc.                                      31,700        1,354,858
Lowe's Companies, Inc.                                13,900          800,501
                                                                  -----------
                                                                    2,155,359
                                                                  -----------

HOTELS, RESORTS & CRUISE LINES - 1.6%
Carnival Corporation                                  12,700          731,901
                                                                  -----------
HYPERMARKETS & SUPERCENTERS - 3.6%
Wal-Mart Stores, Inc.                                 30,200        1,595,164
                                                                  -----------
INDUSTRIAL CONGLOMERATES - 3.9%
3M Company                                             4,100          336,487
General Electric Company                              38,200        1,394,300
                                                                  -----------
                                                                    1,730,787
                                                                  -----------
INTERNET RETAIL - 1.1%
eBay, Inc.*                                            4,100          476,748
                                                                  -----------
INVESTMENT BANKING & BROKERAGE - 1.1%
Goldman Sachs Group, Inc.                              4,700          488,988
                                                                  -----------
MANAGED HEALTH CARE - 2.3%
UnitedHealth Group, Inc.                              11,700        1,029,951
                                                                  -----------
MOTORCYCLE MANUFACTURERS - 0.7%
Harley-Davidson, Inc.                                  5,400          328,050
                                                                  -----------
MOVIES & ENTERTAINMENT - 3.8%
Viacom, Inc. (Cl.B)                                   46,200        1,681,218
                                                                  -----------
MULTI-LINE INSURANCE - 4.0%
American International Group, Inc.                    26,900        1,766,523
                                                                  -----------
OIL & GAS EQUIPMENT & SERVICES - 2.0%
BJ Services Company                                   18,800          874,952
                                                                  -----------
OTHER DIVERSIFIED FINANCIAL SERVICES 3.1%
Citigroup, Inc.                                       28,200        1,358,676
                                                                  -----------
PHARMACEUTICALS - 7.9%
Eli Lilly & Company                                    7,700          436,975
Johnson & Johnson                                     24,900        1,579,158
Merck & Company, Inc.                                 11,700          376,038
Pfizer, Inc.                                          40,600        1,091,734
                                                                  -----------
                                                                    3,483,905
                                                                  -----------
SEMICONDUCTOR EQUIPMENT - 0.4%
Applied Materials, Inc.*                              10,500          179,550
                                                                  -----------
SEMICONDUCTORS - 2.6%
Applied Micro Circuits Corporation*                   31,500          132,615
Intel Corporation                                     44,400        1,038,516
                                                                  -----------
                                                                    1,171,131
                                                                  -----------
SOFT DRINKS - 2.9%
PepsiCo, Inc.                                         24,300        1,268,460
                                                                  -----------
SYSTEMS SOFTWARE - 7.2%
Microsoft Corporation                                 71,000        1,896,410
Oracle Corporation*                                   47,400          650,328
Veritas Software Corporation*                         21,800          622,390
                                                                  -----------
                                                                    3,169,128
                                                                  -----------
TOTAL COMMON STOCKS
   (cost $38,258,512)                                              42,164,566
                                                                  -----------

                                                          See accompanying notes

                                                                        SERIES G
Schedule of Investments                                (LARGE CAP GROWTH SERIES)
December 31, 2004

                                               PRINCIPAL
                                               AMOUNT OR
                                                NUMBER      MARKET
                                               OF SHARES     VALUE
WARRANTS - 0.0%
Lucent Technologies, Inc.*                           566  $       894
                                                          -----------
TOTAL WARRANTS (COST $0)                                          894
                                                          -----------

REPURCHASE AGREEMENT - 4.2%

State Street, 0.80%, dated 12-31-04, matures
 1-05-05; repurchase amount
 $1,872,376 (Collateralized
 by FNMA, 1.875%, 7-15-32 with a value of
 $1,914,700)                                  $1,872,251    1,872,251
                                                          -----------

TOTAL REPURCHASE AGREEMENT
 (cost $1,872,251)                                          1,872,251
                                                          -----------
TOTAL INVESTMENTS - 99.5%
 (cost $40,130,763)                                        44,037,711
CASH & OTHER ASSETS, LESS LIABILITIES - 0.5%                  240,517
                                                          -----------
TOTAL NET ASSETS - 100.0%
                                                          $44,278,228
                                                          ===========

For federal income tax purposes the identified cost of investments owned at December 31, 2004 was $41,006,188.

* Non-income producing security

                                                         See accompanying notes.

                                                                        SERIES G
                                                       (LARGE CAP GROWTH SERIES)

Statement of Assets and Liabilities
December 31, 2004

ASSETS:
Investments, at value(1)........................   $ 44,037,711
Receivables:
   Fund shares sold.............................        234,994
   Securities sold..............................        220,838
   Dividends....................................         30,545
Prepaid expenses................................            781
                                                   ------------
Total assets....................................     44,524,869
                                                   ------------
LIABILITIES:
Cash overdraft..................................             40
Payable for:
   Securities purchased ........................        154,585
   Fund shares redeemed.........................         49,247
   Management fees..............................         27,630
   Custodian fees...............................            654
   Transfer agent and administration fees.......          5,477
   Professional fees............................          7,075
   Other........................................          1,933
                                                   ------------
Total liabilities...............................        246,641
                                                   ------------
NET ASSETS......................................   $ 44,278,228
                                                   ============

NET ASSETS CONSIST OF:
Paid in capital.................................   $ 58,604,960
Accumulated undistributed net
   investment income............................        212,012
Accumulated net realized loss
   on sales of investments......................    (18,445,692)
Net unrealized appreciation in value
   of investments...............................      3,906,948
                                                   ------------
Net assets......................................   $ 44,278,228
                                                   ============

Capital shares authorized.......................     indefinite
Capital shares outstanding......................      7,027,531
Net asset value and redemption price
   per share (net assets divided by
   shares outstanding)..........................   $       6.30
                                                   ============
(1) Investments, at cost........................   $ 40,130,763

Statement of Operations
For the Year Ended December 31, 2004

INVESTMENT INCOME:
  Dividends.....................................   $    618,178
  Interest......................................          6,523
                                                   ------------
  Total investment income ......................        624,701
                                                   ------------

EXPENSES:
  Management fees...............................        424,824
  Custodian fees................................          7,895
  Transfer/maintenance fees.....................         22,065
  Administration fees...........................         38,515
  Directors' fees...............................          2,189
  Professional fees.............................          8,717
  Reports to shareholders.......................          3,159
  Other expenses................................          1,476
                                                   ------------
  Total expenses................................        508,840
  Less: Expenses waived ........................        (96,151)
                                                   ------------
  Net expenses..................................        412,689
                                                   ------------
  Net investment income.........................        212,012
                                                   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain during the period on:
  Investments...................................        744,288
                                                   ------------
  Realized gain.................................        744,288
                                                   ------------
  Net change in unrealized appreciation
  during the period on:
  Investments...................................        431,077
                                                   ------------
  Unrealized appreciation.......................        431,077
                                                   ------------
  Net gain......................................      1,175,365
                                                   ------------
  Net increase in net assets
  resulting from operations.....................   $  1,387,377
                                                   ============

                                                         See accompanying notes.

                                                                      SERIES G
Statement of Changes in Net Assets                     (LARGE CAP GROWTH SERIES)

                                                                              YEAR ENDED                YEAR ENDED
                                                                           DECEMBER 31, 2004        DECEMBER 31, 2003
                                                                           -----------------        -----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss) ...................................        $         212,012        $         (19,633)
   Net realized gain (loss) during the period on investments ......                  744,288               (3,685,496)
   Net change in unrealized appreciation during the period on
     investments ..................................................                  431,077               11,720,402
                                                                           -----------------        -----------------
   Net increase in net assets resulting from operations ...........                1,387,377                8,015,273
                                                                           -----------------        -----------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of shares ...................................               22,090,555               33,581,675
   Cost of shares redeemed ........................................              (25,656,305)             (24,239,522)
                                                                           -----------------        -----------------
   Net increase (decrease) from capital share transactions ........               (3,565,750)               9,342,153
                                                                           -----------------        -----------------
   Net increase (decrease) in net assets ..........................               (2,178,373)              17,357,426
                                                                           -----------------        -----------------
NET ASSETS:
   Beginning of period ............................................               46,456,601               29,099,175
                                                                           -----------------        -----------------
   End of period ..................................................        $      44,278,228        $      46,456,601
                                                                           =================        =================
   Accumulated undistributed net investment income at end
     of period ....................................................        $         212,012        $               -
                                                                           =================        =================
CAPITAL SHARE ACTIVITY:
   Shares sold ....................................................                3,634,256                6,173,078
   Shares redeemed ................................................               (4,217,797)              (4,477,229)
                                                                           -----------------        -----------------
   Total capital share activity ...................................                 (583,541)               1,695,849
                                                                           =================        =================

                                                         See accompanying notes.

                                                                        SERIES G
Financial Highlights                                   (LARGE CAP GROWTH SERIES)
Selected data for each share of capital
stock outstanding throughout each period



                                                                                                            YEAR ENDED
                                                                                                           DECEMBER 31,
                                                            2004        2003       2002(e)       2001         2000(d)
                                                          --------    --------     -------     -------     ------------
PER SHARE DATA
Net asset value, beginning of period                      $   6.10    $   4.92     $  6.75     $  7.98     $      10.00
                                                          --------    --------     -------     -------     ------------
Income (loss) from investment operations:
Net investment income (loss)                                  0.03           -       (0.02)      (0.02)           (0.02)
Net gain (loss) on securities (realized and unrealized)       0.17        1.18       (1.81)      (1.21)           (2.00)
                                                          --------    --------     -------     -------     ------------
Total from investment operations                              0.20        1.18       (1.83)      (1.23)           (2.02)
                                                          --------    --------     -------     -------     ------------
Less distributions:
Dividends from net investment income                             -           -           -           -                -
Distributions from realized gains                                -           -           -           -                -
                                                          --------    --------     -------     -------     ------------
Total distributions                                              -           -           -           -                -
                                                          --------    --------     -------     -------     ------------
Net asset value, end of period                            $   6.30    $   6.10     $  4.92     $  6.75     $       7.98
                                                          ========    ========     =======     =======     ============
TOTAL RETURN(a)                                               3.28%      23.98%     (27.11%)    (15.41%)         (20.20%)
                                                          --------    --------     -------     -------     ------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                  $ 44,278    $ 46,457     $29,099     $15,689     $     12,139
                                                          --------    --------     -------     -------     ------------
Ratios to average net assets:
Net investment income (loss)                                  0.50%      (0.05%)     (0.20%)     (0.30%)          (0.47%)
Total expenses                                                0.97%       1.19%       1.21%       1.23%            1.28%
Gross expenses(b)                                             1.20%       1.19%       1.21%       1.23%            1.28%
Net expenses(c)                                               0.97%       1.19%       1.21%       1.22%            1.23%
                                                          --------    --------     -------     -------     ------------
Portfolio turnover rate                                         63%         30%         48%          4%               5%

(a) Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

(b) Gross expense information reflects expense ratios absent fund expense reductions by the Investment Manager and before reduction to custodian expenses.

(c) Net expense information reflects expense ratios after expense reductions or fee waivers and reduction of custodian expenses.

(d) Series G was initially capitalized on May 1, 2000 with a net asset value of $10 per share. Percentage amounts for the period have been annualized, except for total return.

(e) The financial highlights for Series G exclude the historical financial highlights of Series L. The assets of Series L were acquired by Series G on August 27, 2002.

                                                         See accompanying notes.

                                                                        SERIES H
Managers' Commentary                                     (ENHANCED INDEX SERIES)
February 15, 2005                                                    (unaudited)

                                                           [NORTHERN TRUST LOGO]

                                                         Advisor, Northern Trust

TO OUR SHAREHOLDERS:

The Enhanced Index Series' objective is to outperform the S&P 500 Index while retaining similar risk characteristics as the index. Through the use of a proprietary multi-factor model, stocks, which in our view have above-average potential for appreciation, are overweighted, while stocks that have less than average potential are underweighted. During the one-year period ending December 31, 2004, the portfolio was up 9.85%(1) versus 10.88% for benchmark, the S&P 500 Stock Index.

The Northern Trust Investments Quantitative Management group uses a proprietary model to overweight or underweight stocks relative to the index. According to our model, stocks are weighted based on a variety of factors our research has shown to be predictive of future relative performance. The model's factors are based on valuation, earnings and momentum characteristics. These factor-based stock selection criteria are combined with sector, style and company size constraints to manage the overall risk profile of the portfolio.

Energy and utilities were among the better performing sectors. Stock selection was less successful in the technology and health care sectors, the benchmark's weakest performing sectors. Additionally, the portfolio was able to take advantage of shorter term opportunities related to changes in index constituents or in corporate actions through careful trading of issues involved in these events.

ECONOMIC AND MARKET UPDATE

Stocks rallied due to declining energy prices, solid economic data and strong corporate liquidity. The dollar's continued slide heightened pressure for the United States to increase savings and for foreign economies to stimulate their domestic demand. Treasury yields trended modestly higher and the yield curve flattened amid dollar weakness, rising expectations of additional Federal Reserve tightening and unease over U.S. inflation. The European Central Bank left its benchmark rate unchanged, despite a strong euro and indications that Europe's economic expansion may be faltering. Core inflation, while still low, is gradually rising because of higher import prices, increasing labor costs and businesses' ability to finally pass on some of their higher costs. The Fed will continue its measured monetary tightening as long as strong output growth, improving labor markets and gradual inflation continue. We believe the election outcome, retreat in oil prices and solid earnings picture support the outlook for equities. Equities tend to perform well in a moderate growth and inflation environment. A solid economic cycle and favorable financial conditions argue for equities to remain the asset of choice, where the risks of equity investing can be tolerated.

Sincerely,

Enhanced Index Team

                                                                        SERIES H
Managers' Commentary                                     (ENHANCED INDEX SERIES)
February 15, 2005                                                    (unaudited)

PERFORMANCE

SERIES H VS. S&P 500 INDEX

[PERFORMANCE GRAPH]

SBL H INVESTMENT INFORMATION

   DATE          Value
----------     --------
SBL H
  05/03/99     10,000.00
  06/30/99     10,330.00
  09/30/99      9,700.00
  12/31/99     11,231.86
   3/31/00     11,513.92
   6/30/00     11,171.42
   9/30/00     11,028.87
  12/31/00     10,086.15
  03/31/01     88,46.835
  06/30/01      9,345.68
  09/30/01      7,940.77
  12/31/01      8,775.57
  03/31/02      8,777.35
  06/30/02      7,579.05
  09/30/02      6,257.83
  12/31/02      6,758.69
  03/31/03      6,531.68
  06/30/03      7,501.63
  09/30/03      7,687.37
  12/31/03      8,636.02
  03/31/04      8,781.51
  06/30/04      8,906.22
  09/30/04      8,706.68
  12/31/04      9,486.84

S& P 500
SBL H
SBL Y

      DATE           value
-----------------    -------
INCEPTION 5/03/99    10,000.00
          6/30/99    10,305.90
          9/30/99     9,662.23
         12/31/99    11,099.83
          3/31/00    11,354.94
         06/30/00    11,053.83
         09/30/00    10,946.91
         12/31/00    10,091.15
         03/31/01     8,895.28
         06/30/01     9,416.16
         09/30/01     8,034.87
         12/31/01     8,893.97
         03/31/02     8,918.14
         06/30/02     7,723.63
         09/30/02     6,389.69
         12/31/02     6,929.34
         03/31/03     6,711.11
         06/30/03     7,744.15
         09/30/03     7,949.11
         12/31/03     8,917.03
         03/31/04     9,068.30
         06/30/04     9,223.74
         09/30/04     9,050.82
         12/31/04     9,886.55

                            SBL Fund Series H $9,487
                            S& P 500 Index $9,887


$10,000 SINCE INCEPTION

The chart above assumes a hypothetical $10,000 investment in Series H (Enhanced Index Series) on May 3, 1999 and reflects the fees and expenses of Series H.

PORTFOLIO COMPOSITION BY SECTOR

Consumer Discretionary                       11.50%
Consumer Staples                             10.24
Energy                                        7.04
Financials                                   20.00
Health Care                                  12.31
Industrials                                  11.40
Information Technology                       16.08
Materials                                     3.31
Telecommunication Services                    3.18
Utilities                                     3.11
U.S. Government Securities                    0.31
Cash & other assets, less liabilities         1.52

AVERAGE ANNUAL RETURNS

 PERIODS ENDED 12-31-04(1)     1 YEAR       5 YEARS      SINCE INCEPTION
                                                            (5-3-99)
------------------------       ------       -------      ---------------
Series H                        9.85%        (3.32%)          (0.93%)

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

    The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                                         See accompanying notes.

                                                                        SERIES H
Managers' Commentary                                     (ENHANCED INDEX SERIES)
February 15, 2005                                                    (unaudited)

PERFORMANCE

INFORMATION ABOUT YOUR SERIES EXPENSES

CALCULATING YOUR ONGOING SERIES EXPENSES

EXAMPLE

As a shareholder of the Series, you incur ongoing costs, including management fees and other series expenses. Performance figures and expense ratios do not reflect fees and expenses associated with an investment in variable insurance products. Shares of a Series of SBL Fund are available only through the purchase of such products. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 - December 31, 2004.

ACTUAL EXPENSES

The first line in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses associated with an investment in variable insurance products. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses associated with an investment in variable insurance products were included, your costs would have been higher.

FUND EXPENSES

                                      BEGINNING            ENDING               EXPENSES PAID
                                    ACCOUNT VALUE      ACCOUNT VALUE                DURING
                                      07-01-04           12-31-04(1)               PERIOD(2)
                                    -------------      -------------            -------------
Series H (Enhanced Index Series)

     Actual                         $    1,000.00      $    1,064.20            $        3.89
     Hypothetical                        1,000.00           1,021.37                     3.81

(1) The actual ending account value is based on the actual total return of the Series for the period July 1, 2004 to December 31, 2004 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2004 to December 31, 2004 was 6.42%.

(2) Expenses are equal to the Series annualized expense ratio 0.75% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                                                        SERIES H
Schedule of Investments                                  (ENHANCED INDEX SERIES)
December 31, 2004

                                               NUMBER         MARKET
                                             OF SHARES        VALUE
COMMON STOCKS - 98.2%

AEROSPACE & DEFENSE - 1.9%
Boeing Company                                   3,600    $  186,372
General Dynamics Corporation                     1,400       146,440
Goodrich Corporation                               200         6,528
Honeywell International, Inc.                    1,000        35,410
Lockheed Martin Corporation                      2,100       116,655
Northrop Grumman Corporation                     2,500       135,900
United Technologies Corporation                  1,200       124,020
                                                          ----------
                                                             751,325
                                                          ----------
AGRICULTURAL PRODUCTS - 0.3%
Archer-Daniels-Midland Company                   5,300       118,243
                                                          ----------
AIR FREIGHT & LOGISTICS - 1.2%
FedEx Corporation                                1,800       177,282
United Parcel Service, Inc. (Cl.B)               3,400       290,564
                                                          ----------
                                                             467,846
                                                          ----------
ALUMINUM - 0.3%
Alcoa, Inc.                                      3,200       100,544
                                                          ----------
APPAREL RETAIL - 0.7%
Gap, Inc.                                        5,000       105,600
Limited Brands, Inc.                             2,200        50,644
TJX Companies, Inc.                              4,600       115,598
                                                          ----------
                                                             271,842
                                                          ----------
APPAREL, ACCESSORIES & LUXURY GOODS - 0.2%
Jones Apparel Group, Inc.                        2,600        95,082
                                                          ----------
APPLICATION SOFTWARE - 0.4%
Intuit, Inc.*                                    2,200        96,822
Parametric Technology Corporation*               3,700        21,793
PeopleSoft, Inc.*                                1,300        34,424
                                                          ----------
                                                             153,039
                                                          ----------
ASSET MANAGEMENT & CUSTODY BANKS - 0.9%
Bank of New York Company, Inc.                     400        13,368
Federated Investors, Inc. (Cl.B)                 2,900        88,160
Franklin Resources, Inc.                           100         6,965
Mellon Financial Corporation                     3,900       121,329
State Street Corporation                         2,800       137,536
                                                          ----------
                                                             367,358
                                                          ----------
AUTO PARTS & EQUIPMENT - 0.2%
Visteon Corporation                              7,400        72,298
                                                          ----------
AUTOMOBILE MANUFACTURERS - 0.3%
Ford Motor Company                               6,900       101,016
General Motors Corporation                         600        24,036
                                                          ----------
                                                             125,052
                                                          ----------
BIOTECHNOLOGY - 1.3%
Amgen, Inc.*                                     4,100       263,015
Applera Corporation - Applied
   Biosystems Group                              4,200        87,822
Biogen Idec, Inc.*                                 400        26,644
Chiron Corporation*                              3,000        99,990
Gilead Sciences, Inc.*                             900        31,491
                                                          ----------
                                                             508,962
                                                          ----------
BREWERS - 0.2%
Anheuser-Busch Companies, Inc.                   1,900        96,387
                                                          ----------
BROADCASTING & CABLE TV - 0.8%
Clear Channel Communications, Inc.               4,100       137,309
Comcast Corporation*                             5,100       169,728
Univision Communications, Inc.*                    600        17,562
                                                          ----------
                                                             324,599
                                                          ----------
BUILDING PRODUCTS - 0.2%
Masco Corporation                                2,400        87,672
                                                          ----------
CASINOS & GAMING - 0.3%
Harrah's Entertainment, Inc.                     1,600       107,024
                                                          ----------
COMMUNICATIONS EQUIPMENT - 2.5%
Avaya, Inc.*                                       500         8,600
Cisco Systems, Inc.*                            26,600       513,380
Motorola, Inc.                                   7,000       120,400
Qualcomm, Inc.                                   5,100       216,240
Scientific-Atlanta, Inc.                         1,100        36,311
Tellabs, Inc.*                                   9,100        78,169
                                                          ----------
                                                             973,100
                                                          ----------
COMPUTER & ELECTRONICS RETAIL - 0.2%
Circuit City Stores, Inc.                        5,200        81,328
                                                          ----------
COMPUTER HARDWARE - 3.5%
Apple Computer, Inc.*                              200        12,880
Dell, Inc.*                                      6,800       286,552
Hewlett-Packard Company                         10,300       215,991
International Business Machines
   Corporation                                   6,400       630,912
NCR Corporation*                                 1,100        76,153
Sun Microsystems, Inc.*                         25,000       134,500
                                                          ----------
                                                           1,356,988
                                                          ----------
COMPUTER STORAGE & PERIPHERALS - 0.4%
EMC Corporation*                                 3,000        44,610
Lexmark International, Inc.*                     1,300       110,500
                                                          ----------
                                                             155,110
                                                          ----------
CONSTRUCTION & FARM MACHINERY - 0.5%
Caterpillar, Inc.                                  300        29,253
Deere & Company                                  1,500       111,600
Paccar, Inc.                                       600        48,288
                                                          ----------
                                                             189,141
                                                          ----------
CONSTRUCTION MATERIALS - 0.2%
Vulcan Materials Company                         1,400        76,454
                                                          ----------
CONSUMER FINANCE - 1.3%
American Express Company                         5,600       315,672
MBNA Corporation                                 7,000       197,330
                                                          ----------
                                                             513,002
                                                          ----------

                                                         See accompanying notes.

                                                                        SERIES H
Schedule of Investments                                  (ENHANCED INDEX SERIES)
December 31, 2004

                                                  NUMBER        MARKET
                                                 OF SHARES       VALUE
COMMON STOCKS (CONTINUED)
DATA PROCESSING & OUTSOURCED SERVICES - 1.2%
Automatic Data Processing, Inc.                      3,600    $  159,660
Convergys Corporation*                               2,700        40,473
First Data Corporation                               3,081       131,066
Fiserv, Inc.*                                        1,600        64,304
Sabre Holdings Corporation                           3,300        73,128
                                                              ----------
                                                                 468,631
                                                              ----------
DEPARTMENT STORES - 0.8%
Federated Department Stores, Inc.                    1,700        98,243
J.C. Penney Company, Inc.                            2,900       120,060
Nordstrom, Inc.                                      2,200       102,806
                                                              ----------
                                                                 321,109
                                                              ----------
DISTILLERS & VINTNERS - 0.2%
Brown-Forman Corporation (Cl.B)                      2,000        97,360
                                                              ----------
DIVERSIFIED BANKS - 4.2%
Bank of America Corporation                         15,264       717,255
U.S. Bancorp                                         8,800       275,616
Wachovia Corporation                                 4,000       210,400
Wells Fargo & Company                                6,800       422,620
                                                              ----------
                                                               1,625,891
                                                              ----------
DIVERSIFIED CHEMICALS - 1.0%
Dow Chemical Company                                 1,700        84,167
E.I. du Pont de Nemours & Company                    3,400       166,770
Eastman Chemical Company                             1,700        98,141
Engelhard Corporation                                1,600        49,072
                                                              ----------
                                                                 398,150
                                                              ----------
DIVERSIFIED COMMERCIAL SERVICES - 0.7%
Cendant Corporation                                  6,700       156,646
H & R Block, Inc.                                    2,000        98,000
                                                              ----------
                                                                 254,646
                                                              ----------
DIVERSIFIED METALS & MINING - 0.2%
Phelps Dodge Corporation*                              600        59,352
                                                              ----------
DRUG RETAIL - 0.2%
Walgreen Company                                     1,600        61,392
                                                              ----------
ELECTRIC UTILITIES - 2.1%
CenterPoint Energy, Inc.                             6,600        74,580
DTE Energy Company                                     400        17,252
Entergy Corporation                                  1,900       128,421
Exelon Corporation                                     400        17,628
FPL Group, Inc.                                      1,700       127,075
FirstEnergy Corporation                              3,000       118,530
Pinnacle West Captial Corporation                    2,000        88,820
Progress Energy, Inc.                                2,600       117,624
Progress Energy, Inc. - Contingent
   Value Obligation*(2)                                700            84
Southern Company                                       200         6,704
TXU Corporation                                      2,100       135,576
                                                              ----------
                                                                 832,294
                                                              ----------
ELECTRICAL COMPONENTS & EQUIPMENT - 0.4%
Emerson Electric Company                             2,100       147,210
                                                              ----------
ELECTRONIC EQUIPMENT MANUFACTURERS - 0.4%
Agilent Technologies, Inc.*                          2,500        60,250
Tektronix, Inc.                                      2,700        81,567
                                                              ----------
                                                                 141,817
                                                              ----------
ELECTRONIC MANUFACTURING SERVICES - 0.1%
Jabil Circuit, Inc.*                                   100         2,558
Molex, Inc.                                          1,500        45,000
                                                              ----------
                                                                  47,558
                                                              ----------
EMPLOYMENT SERVICES - 0.2%
Robert Half International, Inc.                      3,200        94,176
                                                              ----------
ENVIRONMENTAL SERVICES - 0.3%
Waste Management, Inc.                               3,500       104,790
                                                              ----------
FOOD DISTRIBUTORS - 0.0%
Sysco Corporation                                      100         3,817
                                                              ----------
FOOD RETAIL - 0.9%
Albertson's, Inc.                                    4,300       102,684
Kroger Company*                                      3,800        66,652
Safeway, Inc.*                                       4,100        80,934
Supervalu, Inc.                                      2,800        96,656
                                                              ----------
                                                                 346,926
                                                              ----------
FOREST PRODUCTS - 0.4%
Louisiana-Pacific Corporation                        3,100        82,894
Weyerhaeuser Company                                   800        53,776
                                                              ----------
                                                                 136,670
                                                              ----------
GAS UTILITIES - 0.3%
KeySpan Corporation                                  2,500        98,625
                                                              ----------
GENERAL MERCHANDISE STORES - 0.2%
Target Corporation                                   1,600        83,088
                                                              ----------
HEALTH CARE DISTRIBUTORS - 0.3%
Cardinal Health, Inc.                                1,100        63,965
McKesson Corporation                                 1,100        34,606
                                                              ----------
                                                                  98,571
                                                              ----------
HEALTH CARE EQUIPMENT - 1.8%
Baxter International, Inc.                           1,600        55,264
Becton, Dickinson & Company                          2,200       124,960
Boston Scientific Corporation*                       3,100       110,205
Medtronic, Inc.                                      5,500       273,185
Thermo Electron Corporation*                         2,700        81,513
Zimmer Holdings, Inc.*                                 500        40,060
                                                              ----------
                                                                 685,187
                                                              ----------
HEALTH CARE FACILITIES - 0.6%
HCA, Inc.                                            3,300       131,868
Manor Care, Inc.                                     2,500        88,575
                                                              ----------
                                                                 220,443
                                                              ----------

                                                         See accompanying notes.

                                                                        SERIES H
Schedule of Investments                                  (ENHANCED INDEX SERIES)
December 31, 2004

                                                    NUMBER        MARKET
                                                  OF SHARES        VALUE
COMMON STOCKS (CONTINUED)
HEALTH CARE SERVICES - 0.3%
Express Scripts, Inc.*                                  100     $    7,644
IMS Health, Inc.                                      1,700         39,457
Quest Diagnostics, Inc.                                 700         66,885
                                                                ----------
                                                                   113,986
                                                                ----------
HEALTH CARE SUPPLIES - 0.3%
Bausch & Lomb, Inc.                                   1,400         90,244
Millipore Corporation*                                  600         29,886
                                                                ----------
                                                                   120,130
                                                                ----------
HOME IMPROVEMENT RETAIL - 1.1%
Home Depot, Inc.                                      5,800        247,892
Lowe's Companies, Inc.                                3,100        178,529
                                                                ----------
                                                                   426,421
                                                                ----------
HOMEBUILDING - 0.3%
Pulte Homes, Inc.                                     1,800        114,840
                                                                ----------
HOTELS, RESORTS & CRUISE LINES - 0.1%
Carnival Corporation                                    800         46,104
                                                                ----------
HOUSEHOLD APPLIANCES - 0.2%
Stanley Works                                         1,900         93,081
                                                                ----------
HOUSEHOLD PRODUCTS - 2.0%
Clorox Company                                        1,806        106,428
Colgate-Palmolive Company                             1,400         71,624
Kimberly-Clark Corporation                            2,800        184,268
Procter & Gamble Company                              7,200        396,576
                                                                ----------
                                                                   758,896
                                                                ----------
HYPERMARKETS & SUPERCENTERS - 2.1%
Wal-Mart Stores, Inc.                                15,700        829,274
                                                                ----------
INDUSTRIAL CONGLOMERATES - 4.8%
3M Company                                            3,600        295,452
General Electric Company                             33,900      1,237,350
Textron, Inc.                                           300         22,140
Tyco International, Ltd.                              8,400        300,216
                                                                ----------
                                                                 1,855,158
                                                                ----------
INDUSTRIAL GASES - 0.3%
Air Products & Chemicals, Inc.                        2,100        121,737
                                                                ----------
INDUSTRIAL MACHINERY - 0.7%
Dover Corporation                                     2,500        104,850
Illinois Tool Works, Inc.                             1,600        148,288
                                                                ----------
                                                                   253,138
                                                                ----------
INSURANCE BROKERS - 0.2%
Marsh & McLennan Companies, Inc.                      1,800         59,220
                                                                ----------
INTEGRATED OIL & GAS - 5.3%
Amerada Hess Corporation                              1,200         98,856
ChevronTexaco Corporation                             8,500        446,335
ConocoPhillips                                        3,200        277,856
Exxon Mobil Corporation                              23,300      1,194,358
Marathon Oil Corporation                                600         22,566
Occidental Petroleum Corporation                          1             58
                                                                ----------
                                                                 2,040,029
                                                                ----------
INTEGRATED TELECOMMUNICATION SERVICES - 3.0%
BellSouth Corporation                                 8,800        244,552
CenturyTel, Inc.                                      1,100         39,017
Citizens Communications Company                       5,200         71,708
Qwest Communications International, Inc.*            15,100         67,044
SBC Communications, Inc.                             12,300        316,971
Sprint Corporation                                    1,750         43,488
Verizon Communications, Inc.                          9,700        392,947
                                                                ----------
                                                                 1,175,727
                                                                ----------
INTERNET RETAIL - 0.6%
eBay, Inc.*                                           2,100        244,188
                                                                ----------
INTERNET SOFTWARE & SERVICES - 0.3%
Yahoo!, Inc.*                                         3,500        131,880
                                                                ----------
INVESTMENT BANKING & BROKERAGE - 1.6%
Bear Sterns Companies, Inc.                           1,100        112,541
Goldman Sachs Group, Inc.                             1,100        114,444
Lehman Brothers Holdings, Inc.                          100          8,748
Merrill Lynch & Company, Inc.                         1,900        113,563
Morgan Stanley                                        5,100        283,152
                                                                ----------
                                                                   632,448
                                                                ----------
LEISURE PRODUCTS - 0.2%
Hasbro, Inc.                                          4,200         81,396
                                                                ----------
LIFE & HEALTH INSURANCE - 1.0%
AFLAC, Inc.                                           2,200         87,648
Jefferson-Pilot Corporation                             800         41,568
Lincoln National Corporation                          1,000         46,680
MetLife, Inc.                                         3,000        121,530
Prudential Financial, Inc.                            1,400         76,944
Torchmark Corporation                                   200         11,428
                                                                ----------
                                                                   385,798
                                                                ----------
MANAGED HEALTH CARE - 1.0%
Cigna Corporation                                     1,200         97,884
UnitedHealth Group, Inc.                              1,300        114,439
WellPoint, Inc.*                                      1,400        161,000
                                                                ----------
                                                                   373,323
                                                                ----------
METAL & GLASS CONTAINERS - 0.0%
Ball Corporation                                        400         17,592
                                                                ----------
MOTORCYCLE MANUFACTURERS - 0.4%
Harley-Davidson, Inc.                                 2,300        139,725
                                                                ----------
MOVIES & ENTERTAINMENT - 2.0%
News Corporation                                      8,800        164,208
Time Warner, Inc.*                                   11,300        219,672
Viacom, Inc. (Cl.B)                                   7,800        283,842
Walt Disney Company                                   4,200        116,760
                                                                ----------
                                                                   784,482
                                                                ----------

                                                         See accompanying notes.

                                                                        SERIES H
Schedule of Investments                                  (ENHANCED INDEX SERIES)
December 31, 2004

                                                        NUMBER           MARKET
                                                      OF SHARES           VALUE
COMMON STOCKS (CONTINUED)
MULTI-LINE INSURANCE - 1.7%
American International Group, Inc.                        9,100     $   597,597
Hartford Financial Services Group, Inc.                     700          48,517
Loews Corporation                                           400          28,120
                                                                    -----------
                                                                        674,234
                                                                    -----------
MULTI-UTILITIES & UNREGULATED POWER - 0.7%
Dominion Resources, Inc.                                  2,300         155,802
Duke Energy Corporation                                   4,700         119,051
                                                                    -----------
                                                                        274,853
                                                                    -----------
OFFICE ELECTRONICS - 0.3%
Xerox Corporation*                                        6,400         108,864
                                                                    -----------
OIL & GAS DRILLING - 0.1%
Nabors Industries, Ltd.*                                    700          35,903
                                                                    -----------
OIL & GAS EQUIPMENT & SERVICES - 0.8%
BJ Services Company                                       2,100          97,734
Schlumberger, Ltd.                                        3,200         214,240
                                                                    -----------
                                                                        311,974
                                                                    -----------
OIL & GAS EXPLORATION & PRODUCTION - 0.7%
Anadarko Petroleum Corporation                            1,900         123,139
Burlington Resources, Inc.                                2,200          95,700
Devon Energy Corporation                                  1,700          66,164
                                                                    -----------
                                                                        285,003
                                                                    -----------
OIL & GAS REFINING, MARKETING & TRANSPORTATION - 0.2%
Kinder Morgan, Inc.                                         800          58,504
                                                                    -----------
OTHER DIVERSIFIED FINANCIAL SERVICES - 3.8%
Citigroup, Inc.                                          19,000         915,420
JP Morgan Chase & Company                                11,541         450,214
Principal Financial Group, Inc.                           3,000         122,820
                                                                    -----------
                                                                      1,488,454
                                                                    -----------
PACKAGED FOODS & MEATS - 0.8%
ConAgra Foods, Inc.                                       3,300          97,185
General Mills, Inc.                                       1,900          94,449
Hershey Foods Corporation                                 1,000          55,540
Sara Lee Corporation                                      3,400          82,076
                                                                    -----------
                                                                        329,250
                                                                    -----------
PAPER PACKAGING - 0.3%
Bemis Company, Inc.                                       1,200          34,908
Temple-Inland, Inc.                                       1,200          82,080
                                                                    -----------
                                                                        116,988
                                                                    -----------
PAPER PRODUCTS - 0.3%
Georgia-Pacific Corporation                               1,400          52,472
International Paper Company                               1,300          54,600
                                                                    -----------
                                                                        107,072
                                                                    -----------
PERSONAL PRODUCTS - 0.4%
Avon Products, Inc.                                       2,400          92,880
Gillette Company                                          1,800          80,604
                                                                    -----------
                                                                        173,484
                                                                    -----------
PHARMACEUTICALS - 6.9%
Abbott Laboratories                                       6,200         289,230
Bristol-Myers Squibb Company                              3,700          94,794
Eli Lilly & Company                                       5,100         289,425
Forest Laboratories, Inc.*                                3,100         139,066
Johnson & Johnson                                        11,200         710,304
Merck & Company, Inc.                                     7,500         241,050
Mylan Laboratories, Inc.                                    400           7,072
Pfizer, Inc.                                             28,000         752,920
Schering-Plough Corporation                               1,000          20,880
Wyeth                                                     2,700         114,993
                                                                    -----------
                                                                      2,659,734
                                                                    -----------
PROPERTY & CASUALTY INSURANCE - 1.3%
Ace, Ltd.                                                 1,400          59,850
Allstate Corporation                                      2,700         139,644
Ambac Financial Group, Inc.                                 100           8,213
Chubb Corporation                                           700          53,830
Cincinnati Financial Corporation                            990          43,817
MBIA, Inc.                                                  200          12,656
Progressive Corporation                                     600          50,904
St. Paul Travelers Companies, Inc.                        1,788          66,281
XL Capital, Ltd.                                            700          54,355
                                                                    -----------
                                                                        489,550
                                                                    -----------
PUBLISHING - 1.2%
Gannett Company, Inc.                                     1,500         122,550
Knight-Ridder, Inc.                                         600          40,164
Meredith Corporation                                      1,600          86,720
New York Times Company                                    2,300          93,840
Tribune Company                                           2,500         105,350
                                                                    -----------
                                                                        448,624
                                                                    -----------
RAILROADS - 0.4%
Burlington Northern Santa Fe Corporation                  1,500          70,965
Norfolk Southern Corporation                              1,900          68,761
                                                                    -----------
                                                                        139,726
                                                                    -----------
REAL ESTATE INVESTMENT TRUSTS - 0.4%
Archstone-Smith Trust                                       700          26,810
Equity Office Properties Trust                              700          20,384
Equity Residential                                        2,900         104,922
                                                                    -----------
                                                                        152,116
                                                                    -----------
REGIONAL BANKS - 1.5%
BB&T Corporation                                            200           8,410
Compass Bancshares, Inc.                                    400          19,468
Fifth Third Bancorp                                         800          37,824
First Horizon National Corporation                        2,100          90,531
Huntington Bancshares, Inc.                               3,900          96,642
KeyCorp                                                   2,200          74,580
National City Corporation                                 4,200         157,710
SunTrust Banks, Inc.                                        200          14,776
Zions Bancorporation                                      1,400          95,242
                                                                    -----------
                                                                        595,183
                                                                    -----------

                                                         See accompanying notes.

                                                                        SERIES H
Schedule of Investments                                  (ENHANCED INDEX SERIES)
December 31, 2004


                                            NUMBER        MARKET
                                           OF SHARES       VALUE
COMMON STOCKS (CONTINUED)

RESTAURANTS - 1.0%
Darden Restaurants, Inc.                     3,200      $    88,768
McDonald's Corporation                       6,300          201,978
Starbucks Corporation*                         100            6,236
Wendy's International, Inc.                  2,400           94,224
                                                        -----------
                                                            391,206
                                                        -----------
SEMICONDUCTOR EQUIPMENT - 0.1%
Applied Materials, Inc.*                     1,500           25,650
                                                        -----------
SEMICONDUCTORS - 3.1%
Analog Devices, Inc.                         2,900          107,068
Freescale Semiconductor, Inc. (Cl.B)*        1,372           25,190
Intel Corporation                           24,800          580,072
Maxim Integrated Products, Inc.              2,900          122,931
Micron Technology, Inc.*                     8,600          106,210
National Semiconductor Corporation*          4,400           78,980
Texas Instruments, Inc.                      2,900           71,398
Xilinx, Inc.                                 3,500          103,775
                                                        -----------
                                                          1,195,624
                                                        -----------
SOFT DRINKS - 1.9%
Coca-Cola Company                            9,900          412,137
Pepsi Bottling Group, Inc.                   3,400           91,936
PepsiCo, Inc.                                4,300          224,460
                                                        -----------
                                                            728,533
                                                        -----------
SPECIALTY CHEMICALS- 0.2%
Sigma-Aldrich Corporation                    1,500           90,690
                                                        -----------
SPECIALTY STORES - 0.4%
Office Depot, Inc.*                          4,300           74,648
Staples, Inc.                                1,200           40,452
Tiffany & Company                              700           22,379
                                                        -----------
                                                            137,479
                                                        -----------
STEEL - 0.2%
Allegheny Technologies, Inc.                 1,300           28,171
Nucor Corporation                              600           31,404
                                                        -----------
                                                             59,575
                                                        -----------
SYSTEMS SOFTWARE - 3.8%
BMC Software, Inc.*                          4,700           87,420
Computer Associates International, Inc.      1,000           31,060
Microsoft Corporation                       39,300        1,049,703
Novell, Inc.*                                5,900           39,825
Oracle Corporation*                         13,300          182,476
Symantec Corporation*                        1,500           38,640
Veritas Software Corporation*                1,900           54,245
                                                        -----------
                                                          1,483,369
                                                        -----------
THRIFTS & MORTGAGE FINANCE - 2.0%
Countrywide Financial Corporation            4,000          148,040
Fannie Mae                                   3,300          234,993
Freddie Mac                                  3,400          250,580
MGIC Investment Corporation                  1,400           96,474
Washington Mutual, Inc.                      1,200           50,736
                                                        -----------
                                                            780,823
                                                        -----------

TIRES & RUBBER - 0.2%
Cooper Tire & Rubber Company                 3,600           77,580
                                                        -----------
TOBACCO - 1.1%
Altria Group, Inc.                           6,600          403,260
Reynolds American, Inc.                        300           23,580
UST, Inc.                                      100            4,811
                                                         ----------
                                                            431,651
                                                         ----------

TRADING COMPANIES & DISTRIBUTORS - 0.2%
W.W. Grainger, Inc.                          1,200           79,944
                                                         ----------
WIRELESS TELECOMMUNICATION SERVICE - 0.1%
Nextel Communications, Inc.*                 1,900           57,000
                                                         ----------
TOTAL COMMON STOCKS
  (cost $35,431,051)                                     38,107,312
                                                         ----------

WARRANTS - 0.0%
Lucent Technologies, Inc.*                   1,968            3,110
                                                         ----------
TOTAL WARRANTS
  (cost $0)                                                   3,110
                                                         ----------
U.S. GOVERNMENT SECURITIES - 0.3%
U.S. Treasury Bill, 2.18% - 2005(1)      $ 120,000          119,424
                                                         ----------
TOTAL U.S. GOVERNMENT SECURITIES
  (cost $119,415)                                           119,424
                                                         ----------

REPURCHASE AGREEMENT - 0.6%
United Missouri Bank, 1.74%, dated
  12-31-04, matures 1-03-05; repurchase
  amount of $251,036 (Collateralized
  by FHLMC, 0.00%, 1-14-05 with a value
  of $256,757)                           $ 251,000          251,000
                                                         ----------
TOTAL REPURCHASE AGREEMENT
  (cost $251,000)                                           251,000
                                                         ----------
TOTAL INVESTMENTS - 99.1%
  (cost $35,801,466)                                     38,480,846
CASH & OTHER ASSETS, LESS LIABILITIES - 0.9%                341,186
                                                        -----------
TOTAL NET ASSETS - 100.0%                               $38,822,032
                                                        ===========

For federal income tax purposes the identified cost of investments owned at December 31, 2004 was $37,507,042.

*Non-income producing security

(1) Security is segregated as collateral for outstanding futures contracts.

(2) Security is restricted. The total market value of restricted securities is $84 (cost $336), or 0.0% of total net assets. The acquisition dates range from November 8, 1999 to November 2, 2000.

                                                         See accompanying notes.

                                                                        SERIES H
                                                         (ENHANCED INDEX SERIES)

Statement of Assets and Liabilities
December 31, 2004

ASSETS:
Investments, at value(1).......................     $ 38,480,846
Cash ..........................................          119,901
Receivables:
  Fund shares sold ............................          219,444
  Dividends ...................................           48,518
Prepaid expenses ..............................            1,635
                                                    ------------
Total assets ..................................       38,870,344
                                                    ------------

LIABILITIES:
Payable for:
  Fund shares redeemed ........................           17,068
  Variation margin ............................              380
  Management fees .............................           16,190
  Transfer agent and administration fees ......            5,897
  Professional fees ...........................            7,790
  Other .......................................              987
                                                    ------------
Total liabilities .............................           48,312
                                                    ------------
NET ASSETS ....................................     $ 38,822,032
                                                    ============

NET ASSETS CONSIST OF:
Paid in capital ...............................     $ 48,155,181
Accumulated undistributed net
  investment income ...........................          480,803
Accumulated net realized loss
  on sales of investments and futures .........      (12,495,989)
Net unrealized appreciation in value of
  investments and futures .....................        2,682,037
Net assets ....................................     ------------
                                                    $ 38,822,032
                                                    ============

Capital shares authorized .....................       indefinite
Capital shares outstanding ....................        4,255,560
Net asset value and redemption price
  per share (net assets divided by
  shares outstanding) .........................     $       9.12
                                                    ============

(1) Investments, at cost ......................     $ 35,801,466

Statement of Operations
For the Year Ended December 31, 2004

INVESTMENT INCOME:
  Dividends .................................    $   743,022
  Interest ..................................          8,577
                                                 -----------
  Total investment income ...................        751,599
                                                 -----------

EXPENSES:
  Management fees ...........................        272,713
  Custodian fees ............................         15,642
  Transfer/maintenance fees .................         22,020
  Administration fees .......................         36,429
  Directors' fees ...........................          1,829
  Professional fees .........................          9,235
  Reports to shareholders ...................          1,986
  Other expenses ............................          1,107
                                                 -----------
  Total expenses ............................        360,961
  Less: Expenses waived .....................        (90,904)
                                                 -----------
  Net expenses ..............................        270,057
                                                 -----------
  Net investment income .....................        481,542
                                                 -----------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain during the period on:
  Investments ...............................        857,078
  Futures ...................................         95,970
                                                 -----------
  Net realized gain .........................        953,048
                                                 -----------

Net change in unrealized appreciation
  (depreciation) during the period on:
  Investments ...............................      1,944,230
  Futures ...................................         (2,857)
                                                 -----------
  Net unrealized appreciation ...............      1,941,373
                                                 -----------

  Net gain ..................................      2,894,421
                                                 -----------
  Net increase in net assets
    resulting from operations ...............    $ 3,375,963
                                                 ===========

                                                         See accompanying notes.

                                                                        SERIES H
Statement of Changes in Net Assets                       (ENHANCED INDEX SERIES)

                                                                                                 YEAR ENDED           YEAR ENDED
                                                                                             DECEMBER 31, 2004     DECEMBER 31, 2003
                                                                                             -----------------     -----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income ..................................................................      $     481,542        $      257,838
  Net realized gain (loss) during the period on investments and futures ..................            953,048              (950,605)
  Net change in unrealized appreciation during the period on investments and futures .....          1,941,373             7,558,491
                                                                                                -------------        --------------
  Net increase in net assets resulting from operations ...................................          3,375,963             6,865,724
                                                                                                -------------        --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income ..................................................................            (34,570)             (228,222)

                                                                                                -------------        --------------
  Total distributions to shareholders ....................................................            (34,570)             (22,8222)
                                                                                                -------------        --------------


CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares ...........................................................         19,627,256            13,045,946
  Distributions reinvested ...............................................................             34,570               228,223
  Cost of shares redeemed ................................................................        (17,552,514)          (11,592,782)
                                                                                                -------------        --------------
  Net increase from capital share transactions ...........................................          2,109,312             1,681,387
                                                                                                -------------        --------------
  Net increase in net assets .............................................................          5,450,705             8,318,889
                                                                                                -------------        --------------

NET ASSETS:
  Beginning of period ....................................................................         33,371,327            25,052,438
                                                                                                -------------        --------------
  End of period ..........................................................................      $  38,822,032        $   33,371,327
                                                                                                =============        ==============

  Accumulated undistributed net investment income at end of period .......................      $     480,803        $       33,831
                                                                                                =============        ==============
CAPITAL SHARE ACTIVITY:
  Shares sold ............................................................................          2,314,752             1,816,279
  Shares reinvested ......................................................................              4,125                28,106
  Shares redeemed ........................................................................         (2,079,833)           (1,653,222)
                                                                                                -------------        --------------
  Total capital share activity ...........................................................            239,044               190,863
                                                                                                =============        ==============

                                                         See accompanying notes.

                                                                       SERIES H
Financial Highlights                                     (ENHANCED INDEX SERIES)
Selected data for each share of capital stock outstanding throughout each year

                                                                                                          YEAR ENDED
                                                                                                         DECEMBER 31,
                                                              2004      2003(d)     2002       2001         2000
                                                            -------   ---------    -------    -------    ------------
PER SHARE DATA
Net asset value, beginning of period                        $  8.31    $  6.55     $  8.62    $  9.95    $   11.15
                                                            -------    -------     -------    -------    ---------
Income (loss) from investment operations:
Net investment income (loss)                                   0.11       0.07        0.05       0.05         0.05
Net gain (loss) on securities (realized and unrealized)        0.71       1.75       (2.02)     (1.34)       (1.18)
                                                            -------    -------     -------    -------    ---------
Total from investment operations                               0.82       1.82       (1.97)     (1.29)       (1.13)
                                                            -------    -------     -------    -------    ---------
Less distributions:
Dividends from net investment income                          (0.01)     (0.06)      (0.10)     (0.04)           -
Distributions from realized gains                                 -          -           -          -            -
Distributions in excess of capital gains                          -          -           -          -        (0.07)
                                                            -------    -------     -------    -------    ---------
Total distributions                                           (0.01)     (0.06)      (0.10)     (0.04)       (0.07)
                                                            -------    -------     -------    -------    ---------
Net asset value, end of period                              $  9.12    $  8.31     $  6.55    $  8.62    $    9.95
                                                            =======    =======     =======    =======    =========

TOTAL RETURN(a)                                                9.85%     27.78%     (22.98%)   (12.99%)     (10.20%)
                                                            -------    -------     -------    -------    ---------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                    $38,822    $33,371     $25,052    $42,112    $  45,820
                                                            -------    -------     -------    -------    ---------
Ratios to average net assets:
Net investment income (loss)                                   1.32%      0.94%       0.56%      0.57%        0.55%
Total expenses                                                 0.74%      0.77%       0.99%      0.91%        0.96%
Gross expenses(b)                                              0.99%      0.96%       0.99%      0.91%        0.96%
Net expenses(c)                                                0.74%      0.77%       0.99%      0.91%        0.96%
                                                            -------    -------     -------    -------    ---------
Portfolio turnover rate                                          98%        44%         74%        29%          58%

(a) Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses,performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

(b) Gross expense information reflects expense ratios absent fund expense reductions by the Investment Manager.

(c) Net expense information reflects expense ratios after expense reductions or fee waivers and reduction of custodian expenses.

(d) Northern Trust became the sub-adviser of Series H effective May 1, 2003. Prior May 1, 2003, Security Management Company, LLC paid Deutsche Asset Management sub-advisory services.

                                                         See accompanying notes.

                                                                        SERIES J
Manager's Commentary                                     (MID CAP GROWTH SERIES)
February 15, 2005                                                    (unaudited)

                                                           [SECURITY FUNDS LOGO]

[PHOTO OF JAMES P.SCHIR]
James P. Schier
Senior Portfolio Manager

TO OUR SHAREHOLDERS:

Following double-digit returns in 2003, fiscal year 2004 proved more challenging for the Mid Cap Growth Series. The Series gained 10.12%(1), but lagged the S&P Mid Cap Growth benchmark gain of 14.00%.

Our investment philosophy is to seek appreciable securities of companies that are able to grow and/or reinvest in increasingly profitable ventures and hold them over three to five years to capture the better part of the improvements in profitability. We invest where we find opportunities, with our individual position sizes reflecting the magnitude and the confidence in the opportunity. For this Series, we target securities of companies that appear likely to generate above average profitability at prices that, as of yet, do not reflect that potential.

ENERGY AND TECHNOLOGY LED RETURNS

Energy had the largest positive return for the Series during the year. Not only was the Series weighting of 13% much larger than the index, but the Series holdings gained 56%. Kfx, a pioneer in clean coal technology, gained more than 90%. Through a pressurization and heating process, Kfx effectively takes a low Btu and high-moisture content coal and refines it into a high-Btu, low-moisture fuel. The process removes mercury, SO(2) and NOX, creating an energy efficient, low-emission coal. Rentech and Eog Resources also provided benefit. Rentech profited from its gas-to-liquids technology, and Eog Resources benefited from a buoyant North American natural gas market.

The Series technology holdings rose more than 36%, besting the 20% advance achieved by technology in the mid-cap growth index. Careful stock selection contributed, with 11 holdings gaining more than 40% during the year. Acxiom Corporation and Tibco Software were the largest contributors with Tibco rising more than 90%. Tibco saw very favorable demand for their integration software and how they handle high-volume, real-time information.

HEALTH CARE AND SMALLER CAPITALIZATION NAMES HIT HARD

Following a good start, the Series biotechnology exposure succumbed to a significant sell-off in July and August. The

                                       Advisor, Security Management Company, LLC

Series health care holdings declined 17% in value. Ligand, the Series largest biotech holding, declined 20%. The company's leading revenue generating product, Avinza, stagnated prematurely causing the company to miss earnings projections for the year. SciClone Pharmaceuticals also declined 45% as other companies announced new therapeutic agents targeting hepatitis C. Sciclone focuses on developing drugs using natural hormones to improve the immune system's functionality. Unfortunately, the Series was never able to fully recover from these losses during the year.

The Series smaller capitalization holdings in the industrial and technology sector also experienced declines. In most of the situations, there was no identifiable cause for the sell-off. Historically with such situations, the stocks corrections usually reverse quickly when the company fundamentals emerge. We believe that these laggards could turn around in 2005.

MUTED OUTLOOK FOR 2005

With 2004 being the second consecutive positive return year in the market, the equity market no longer offers as many compelling opportunities based upon dramatic mispricing. Our proprietary valuation work suggests some opportunities in smaller capitalization names. However, the valuation is far less compelling than five to seven years ago. Equity valuations are not cheap, profit margins are high, and there is little opportunity for expanding earnings growth. With valuations at current levels, equities will most likely not provide double-digit returns in the year ahead.

As our investment process seeks opportunities on a bottom-up basis, we continue to discover prospects in smaller, earlier stage companies, telecom equipment and industrial companies, and companies focused on energy efficiency and self-sufficiency.

We would like to take this opportunity to thank you for trusting your funds with Security Management Company. We vow to do our best to continue to uncover the exciting return potential that only small to mid-sized companies can provide.

Sincerely,

James P. Schier
Senior Portfolio Manager

                                                                        SERIES J
Manager's Commentary                                     (MID CAP GROWTH SERIES)
February 15, 2005                                                    (unaudited)

[PERFORMANCE GRAPHS]

SBL J INVESTMENT INFORMATION

      DATE            value
----------------    ----------
SBL J
        12/31/94    10,000.0000
         3/31/95    10,305.0595
         6/30/95    10,937.5000
         9/30/95    12,261.9048
        12/31/95    11,949.4048
         3/31/96    12,842.2619
         6/30/96    13,839.2857
         9/30/96    14,182.7637
        12/31/96    14,105.4734
         3/31/97    12,992.4936
         6/30/97    14,947.9373
         9/30/97    17,236.6851
        12/31/97    16,919.3968
         3/31/98    18,830.9947
         6/30/98    18,414.4974
         9/30/98    15,381.9142
          12/398    19,956.5930
         3/31/99    19,872.6021
         6/30/99    23,081.5816
         9/30/99    23,280.8320
        12/31/99    32,301.3739
         3/31/00    38,183.1166
         6/30/00    36,511.8018
         9/30/00    40,735.8815
        12/31/00    37,713.7272
         3/31/01    30,953.5038
         6/30/01    34,666.3273
         9/30/01    24,659.0036
        12/31/01    32,097.9583
         3/31/02    32,661.5159
         6/30/02    26,696.1354
         9/30/02    20,166.6527
        12/31/02    22,634.5997
         3/31/03    22,056.3950
         6/30/03    28,402.5445
         9/30/03    31,293.5681
        12/31/03    35,383.3089
         3/31/04    37,484.5895
         6/30/04    37,371.7691
         9/30/04    33,197.4130
        12/31/04    38,965.3577

S& P MIDCAP 400/BARRA GROWTH INDEX


             DATE                  value
------------------------------    --------
INCEPTION 12/31/94                10,000.00
                       3/31/95    10,820.41
                       6/30/95    11,761.77
                       9/30/95    13,000.85
                      12/31/95    12,729.75
                       3/31/96    13,656.75
                       6/30/96    14,039.27
                       9/30/96    14,602.04
                      12/31/96    15,073.43
                       3/31/97    14,670.70
                       6/30/97    17,326.49
                       9/30/97    20,441.15
                      12/31/97    19,634.13
                       3/31/98    22,031.26
                       6/30/98    21,981.30
                       9/30/98    18,646.25
                      12/31/98    26,476.17
                       3/31/99    24,985.28
                       6/30/99    28,339.86
                       9/30/99    26,369.23
                      12/31/99    33,724.37
                       3/31/00    40,117.39
                      06/30/00    38,762.84
                      09/30/00    43,168.50
                      12/31/00    36,811.84
                       3/31/01    30,130.18
                       6/30/01    34,814.02
                       9/30/01    27,797.05
                      12/31/01    33,877.04
                       3/31/02    35,046.47
                       6/30/02    30,486.02
                       9/30/02    26,048.27
                      12/31/02    27,383.68
                       3/31/03    26,557.84
                       6/30/03    30,811.18
                       9/30/03    32,662.84
                      12/31/03    35,866.35
                       3/31/04    37,498.81
                       6/30/04    37,781.78
                       9/30/04    36,490.37
                      12/31/04    40,882.96

                  SBL Fund Series J $38,965
                  S& P Midcap 400/Barra Growth Index $40,883

                              $10,000 OVER 10 YEARS

The chart above assumes a hypothetical $10,000 investment in Series J (Mid Cap Growth Series) on December 31, 1994 and reflects the fees and expenses of Series J.

PORTFOLIO COMPOSITION BY SECTOR

Consumer Discretionary                    13.21%
Energy                                    11.09
Financials                                 3.34
Health Care                               12.70
Industrials                               12.53
Information Technology                    33.50
Materials                                  3.64
Utilities                                  6.69
Unit Investment Trust                      3.23
Warrants                                   0.15
Liabilities, less cash & other assets     (0.08)

AVERAGE ANNUAL RETURNS

PERIODS ENDED 12-31-04(1)    1 YEAR     5 YEARS     10 YEARS
-------------------------    ------     -------     --------
Series J                     10.12%      3.82%       14.57%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

    The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                                         See accompanying notes.

                                                                        SERIES J
Manager's Commentary                                     (MID CAP GROWTH SERIES)
February 15, 2005                                                    (unaudited)

PERFORMANCE

INFORMATION ABOUT YOUR SERIES EXPENSES

CALCULATING YOUR ONGOING SERIES EXPENSES

EXAMPLE

As a shareholder of the Series, you incur ongoing costs, including management fees and other series expenses. Performance figures and expense ratios do not reflect fees and expenses associated with an investment in variable insurance products. Shares of a Series of SBL Fund are available only through the purchase of such products. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 - December 31, 2004.

ACTUAL EXPENSES

The first line in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses associated with an investment in variable insurance products. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses associated with an investment in variable insurance products were included, your costs would have been higher.

FUND EXPENSES

                                       BEGINNING         ENDING        EXPENSES PAID
                                     ACCOUNT VALUE    ACCOUNT VALUE       DURING
                                       07-01-04        12-31-04(1)       PERIOD(2)
                                     -------------    -------------    -------------
Series J (Mid Cap Growth Series)
   Actual                            $   1,000.00     $  1,042.60      $   4.52
   Hypothetical                          1,000.00        1,020.71          4.47

(1) The actual ending account value is based on the actual total return of the Series for the period July 1, 2004 to December 31, 2004 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2004 to December 31, 2004 was 4.26%.

(2) Expenses are equal to the Series annualized expense ratio 0.88% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                                                        SERIES J
Schedule of Investments                                  (MID CAP GROWTH SERIES)
December 31, 2004

                                                  NUMBER         MARKET
                                                 OF SHARES       VALUE
                                                 ---------     -----------
COMMON STOCKS - 99.9%

APPLICATION SOFTWARE - 1.9%
InteliData Technologies Corporation*               911,450     $   610,672
Tibco Software, Inc.*                              588,400       7,849,256
                                                               -----------
                                                                 8,459,928
                                                               -----------

ASSET MANAGEMENT & CUSTODY BANKS - 2.4%
Northern Trust Corporation                         214,000      10,396,120
                                                               -----------
BIOTECHNOLOGY - 2.9%
Cell Genesys, Inc.*                                126,000       1,020,600
Charles River Laboratories
  International, Inc.*                              71,000       3,266,710
Kosan Biosciences, Inc.*                           275,900       1,911,987
La Jolla Pharmaceutical Company*                   620,000       1,035,400
Novavax, Inc.*                                     305,300         992,225
SciClone Pharmaceuticals, Inc.*                    814,479       3,013,572
Vical, Inc.*                                       334,000       1,569,800
                                                               -----------
                                                                12,810,294
                                                               -----------

CASINOS & GAMING - 1.6%
GTech Holdings Corporation                         264,000       6,850,800
                                                               -----------
COMMODITY CHEMICALS - 1.3%
Headwaters, Inc.*                                  200,000       5,700,000
                                                               -----------
COMMUNICATIONS EQUIPMENT - 8.6%
ADC Telecommunications, Inc.*                    2,300,000       6,164,000
Adtran, Inc.                                       273,500       5,234,790
Avici Systems, Inc.*                               250,800       2,269,740
Extreme Networks, Inc.*                            550,000       3,602,500
Finisar Corporation*                             2,924,100       6,666,948
Harmonic, Inc.*                                    401,000       3,344,340
Harris Corporation                                 125,000       7,723,750
Symmetricom, Inc.*                                 283,300       2,750,843
                                                               -----------
                                                                37,756,911
                                                               -----------
COMPUTER STORAGE & PERIPHERALS - 1.0%
Adaptec, Inc.*                                     506,900       3,847,371
Maxtor Corporation*                                 90,352         478,866
                                                               -----------
                                                                 4,326,237
                                                               -----------

CONSTRUCTION & ENGINEERING - 2.3%
Shaw Group, Inc.*                                  571,300      10,197,705
                                                               -----------

DATA PROCESSING & OUTSOURCED SERVICES - 3.3%
Computer Sciences Corporation*                     167,900       9,464,523
Hewitt Associates, Inc.*                            76,000       2,432,760
Per-Se Technologies, Inc.*                         148,450       2,349,964
                                                               -----------
                                                                14,247,247
                                                               -----------
DIVERSIFIED COMMERCIAL SERVICES - 2.9%
ChoicePoint, Inc.*                                  98,000       4,507,020
Equifax, Inc.                                       76,600       2,152,460
FTI Consulting, Inc.*                               90,000       1,896,300
Navigant Consulting, Inc.*(1)                      154,900       4,120,340
                                                               -----------
                                                                12,676,120
                                                               -----------
ELECTRIC UTILITIES - 6.7%
KFx, Inc.*                                       2,016,000      29,272,320
                                                               -----------

ELECTRICAL COMPONENTS & EQUIPMENT - 4.7%
Electric City Corporation*                       2,214,000       2,723,220
Plug Power, Inc.*                                  936,000       5,718,960
Power-One, Inc.*                                 1,350,000      12,042,000
                                                               -----------
                                                                20,484,180
                                                               -----------
ELECTRONIC EQUIPMENT MANUFACTURERS - 3.1%
Aeroflex, Inc.*                                    418,000       5,066,160
Identix, Inc.*                                     119,000         878,220
Maxwell Technologies, Inc.*                        629,100       6,379,074
Universal Display Corporation*                     158,200       1,423,800
                                                               -----------
                                                                13,747,254
                                                               -----------
EXCHANGE TRADED FUNDS - 3.2%
iShares S&P MidCap 400 Index Fund                    4,000         530,320
iShares S&P MidCap 400/BARRA
  Growth Index Fund                                 65,000       8,776,950
S&P MidCap 400 Depositary Receipts                  40,000       4,845,200
                                                               -----------
                                                                14,152,470
                                                               -----------
GENERAL MERCHANDISE STORES - 2.3%
Fred's, Inc.                                       566,000       9,848,400
                                                               -----------

HEALTH CARE EQUIPMENT - 0.0%
Bioject Medical Technologies, Inc.*                116,300         185,964
                                                               -----------
HEALTH CARE FACILITIES - 2.5%
LifePoint Hospitals, Inc.*                          76,000       2,646,320
U.S. Physical Therapy, Inc.*                       225,300       3,474,126
United Surgical Partners
  International, Inc.*                             120,000       5,004,000
                                                               -----------
                                                                11,124,446
                                                               -----------
HEALTH CARE SERVICES - 1.3%
NDCHealth Corporation                              120,000       2,230,800
Providence Service Corporation*                    165,500       3,470,535
                                                               -----------
                                                                 5,701,335
                                                               -----------
HEALTH CARE SUPPLIES - 1.5%
Orthovita, Inc.*                                   875,000       3,666,250
Staar Surgical Company*                            471,300       2,940,912
                                                               -----------
                                                                 6,607,162
                                                               -----------
HOME FURNISHINGS - 0.3%
Kirkland's, Inc.*                                   98,865       1,215,051
                                                               -----------

INDUSTRIAL MACHINERY - 0.3%
Tennant Company                                     35,500       1,407,575
                                                               -----------
INTERNET SOFTWARE & SERVICES - 1.2%
RADVision, Ltd.*                                   323,500       4,367,250
TippingPoint Technologies, Inc.*                    18,825         879,127
                                                               -----------
                                                                 5,246,377
                                                               -----------

                                                         See accompanying notes.

                                                                        SERIES J
Schedule of Investments                                  (MID CAP GROWTH SERIES)
December 31, 2004

                                                           NUMBER           MARKET
                                                         OF SHARES          VALUE
                                                         ---------      ------------

COMMON STOCKS (CONTINUED)

IT CONSULTING & OTHER SERVICES - 6.1%
Acxiom Corporation(1)                                      770,000      $ 20,251,000
Keane, Inc.*(1)                                            430,400         6,326,880
                                                                        ------------
                                                                          26,577,880
                                                                        ------------
LEISURE PRODUCTS - 0.3%
Mattel, Inc.                                                70,000         1,364,300
                                                                        ------------
METAL & GLASS CONTAINERS - 2.3%
Pactiv Corporation*                                        405,000        10,242,450
                                                                        ------------
MOVIES & ENTERTAINMENT - 3.3%
Lions Gate Entertainment Corporation*(1)                 1,341,700        14,248,854
                                                                        ------------
OIL & GAS DRILLING - 1.4%
Ensco International, Inc.                                  192,000         6,094,080
                                                                        ------------
OIL & GAS EQUIPMENT & SERVICES - 0.9%
BJ Services Company                                         82,000         3,816,280
                                                                        ------------
OIL & GAS EXPLORATION & PRODUCTION - 7.2%
EOG Resources, Inc.                                        146,000        10,418,560
Pioneer Natural Resources Company                          319,072        11,199,427
Rentech, Inc.*                                           2,601,000         5,800,230
Syntroleum Corporation*                                    523,750         4,205,712
                                                                        ------------
                                                                          31,623,929
                                                                        ------------
OIL & GAS REFINING, MARKETING & TRANSPORTATION - 1.6%
Western Gas Resources, Inc.                                 90,000         2,632,500
Williams Companies, Inc.                                   270,000         4,398,300
                                                                        ------------
                                                                           7,030,800
                                                                        ------------
PHARMACEUTICALS - 4.4%
Hollis-Eden Pharmaceuticals, Inc.*                         522,346         4,920,499
Ligand Pharmaceuticals, Inc. (Cl.B)*                     1,223,000        14,235,720
                                                                        ------------
                                                                          19,156,219
                                                                        ------------
PUBLISHING - 2.0%
E.W. Scripps Company                                      180,000         8,690,400
                                                                        ------------
REGIONAL BANKS - 1.0%
Boston Private Financial Holdings, Inc.                   150,000         4,225,500
                                                                        ------------
RESTAURANTS - 0.7%
Rare Hospitality International, Inc.*                     100,500         3,201,930
                                                                        ------------
SEMICONDUCTOR EQUIPMENT - 0.7%
Mindspeed Technologies, Inc.*(1)                         1,070,900         2,977,102
                                                                        ------------
SEMICONDUCTORS - 5.1%
Applied Micro Circuits Corporation*                      1,040,000         4,378,400
Hi/fn, Inc.*                                               337,200         3,108,984
IXYS Corporation*                                          841,900         8,688,408
Intersil Corporation(1)                                    106,000         1,774,440
Microsemi Corporation*                                     249,500         4,331,320
                                                                        ------------
                                                                          22,281,552
                                                                        ------------
SPECIALTY STORES - 2.8%
Cost Plus, Inc.*(1)                                         39,900         1,281,987
Hibbett Sporting Goods, Inc.*                              247,500         6,585,975
Tractor Supply Company*                                    122,000         4,539,620
                                                                        ------------
                                                                          12,407,582
                                                                        ------------
SYSTEMS SOFTWARE - 2.5%
BEA Systems, Inc.*                                         220,000         1,949,200
Microsoft Corporation                                       94,600         2,526,766
Wind River Systems, Inc.*                                  484,100         6,559,555
                                                                        ------------
                                                                          11,035,521
                                                                        ------------
TRADING COMPANIES & DISTRIBUTORS - 2.3%
MSC Industrial Direct Company, Inc.                        280,000        10,074,400
                                                                        ------------
TOTAL COMMON STOCKS
(cost $334,271,612)                                                      437,462,675
                                                                        ------------
WARRANTS - 0.2%

Bioject Medical Technologies, Inc.*                         16,875               356
Electric City Corporation*                                 645,750           266,071
Hollis-Eden Pharmaceuticals, Inc.*                          18,126            44,458
Orthovita, Inc.*                                           175,000           259,053
Syntroleum Corporation*                                     29,100           101,559
                                                                        ------------
TOTAL WARRANTS
(cost $1,061,090)                                                            671,497
                                                                        ------------
TOTAL INVESTMENTS - 100.1%
  (cost $335,332,702)                                                    438,134,172
LIABILITIES, LESS CASH AND OTHER ASSETS - (0.1%)                            (345,569)
                                                                        ------------
TOTAL NET ASSETS - 100.0%                                               $437,788,603
                                                                        ============

For federal income tax purposes the identified cost of investments owned at December 31, 2004 was $336,976,836.

*   Non-income producing security

(1) Security is segregated as collateral for written options contracts.

                                                         See accompanying notes.

                                                                        SERIES J
                                                         (MID CAP GROWTH SERIES)

Statement of Assets and Liabilities
December 31, 2004

ASSETS:
Investments, at value(1) ......................................     $ 438,134,172
Receivables:
  Fund shares sold ............................................         1,255,051
  Dividends ...................................................            68,235
Prepaid expenses ..............................................             8,200
                                                                    -------------
Total assets ..................................................       439,465,658
                                                                    -------------
LIABILITIES:
Cash overdraft ................................................            91,249
Payable for:
    Securities purchased ......................................           192,446
    Fund shares redeemed ......................................           595,248
    Written options, at value(2) ..............................           435,340
    Management fees ...........................................           274,826
    Custodian fees ............................................             3,277
    Transfer agent and administration fees ....................            35,587
    Professional fees .........................................            30,603
    Other .....................................................            18,479
                                                                    -------------
Total liabilities .............................................         1,677,055
                                                                    -------------
NET ASSETS ....................................................     $ 437,788,603
                                                                    =============
NET ASSETS CONSIST OF:

Paid in capital ...............................................     $ 339,078,402
Accumulated net investment income .............................                 -
Accumulated net realized loss
  on sales of investments and options .........................        (4,324,954)
Net unrealized appreciation in value
  of investments and written options ..........................       103,035,155
                                                                    -------------
Net assets ....................................................     $ 437,788,603
                                                                    =============

Capital shares authorized .....................................        indefinite
Capital shares outstanding ....................................        15,846,910
Net asset value and redemption price
  per share (net assets divided by
  shares outstanding) .........................................     $       27.63
                                                                    =============

(1) Investments, at cost ......................................     $ 335,332,702
(2) Premiums recevied .........................................     $     669,025

Statement of Operations
For the Year Ended December 31, 2004

INVESTMENT INCOME:
    Dividends .................................     $  1,456,960
    Interest ..................................           41,874
                                                    ------------
    Total investment income ...................        1,498,834
                                                    ------------
EXPENSES:
    Management fees ...........................        3,225,844
    Custodian fees ............................           27,158
    Transfer/maintenance fees .................           22,570
    Administration fees .......................          370,758
    Directors' fees ...........................           21,895
    Professional fees .........................           45,756
    Reports to shareholders ...................           39,162
    Other expenses ............................           15,054
                                                    ------------
    Total expenses ............................        3,768,197
                                                    ------------
    Net investment loss .......................       (2,269,363)
                                                    ------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain during the period on:
    Investments ...............................       24,298,010
    Options written and purchased .............          644,966
                                                    ------------
    Net realized gain .........................       24,942,976
                                                    ------------
Net change in unrealized appreciation
    during the period on: .....................
    Investments ...............................       16,999,829
    Options written and purchased .............           79,416
                                                    ------------
    Net unrealized appreciation ...............       17,079,245
                                                    ------------

Net gain ......................................       42,022,221
                                                    ------------
Net increase in net assets ....................
    resulting from operations .................     $ 39,752,858
                                                    ============

                                                         See accompanying notes.

                                                                        SERIES J
Statement of Changes in Net Assets                       (MID CAP GROWTH SERIES)

                                                                                               YEAR ENDED          YEAR ENDED
                                                                                           DECEMBER 31, 2004   DECEMBER 31, 2003
                                                                                           -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment loss....................................................................  $      (2,269,363)  $      (1,926,032)
  Net realized gain during the period on investments and options written and purchased...         24,942,976           9,931,180
  Net change in unrealized appreciation during the period on
    investments and options written and purchased........................................         17,079,245         151,389,910
                                                                                           -----------------   -----------------
  Net increase in net assets resulting from operations...................................         39,752,858         159,395,058
                                                                                           -----------------   -----------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares...........................................................         99,200,455         108,547,105
  Issuance of shares in connection with SBL Series T merger (Note 9).....................                  -          28,421,162
  Cost of shares redeemed................................................................       (149,093,130)       (141,812,415)
                                                                                           -----------------   -----------------
  Net decrease from capital share transactions...........................................        (49,892,675)         (4,844,148)
                                                                                           -----------------   -----------------
  Net increase (decrease) in net assets..................................................        (10,139,817)        154,550,910
                                                                                           -----------------   -----------------
NET ASSETS:
  Beginning of period....................................................................        447,928,420         293,377,510
                                                                                           -----------------   -----------------
  End of period..........................................................................  $     437,788,603   $     447,928,420
                                                                                           =================   =================
  Accumulated undistributed net investment income at end of period.......................  $               -   $               -
                                                                                           =================   =================
CAPITAL SHARE ACTIVITY:
  Shares sold............................................................................          3,895,387           5,553,332
  Shares issued in connection with SBL Series T merger...................................                  -           1,234,851
  Shares redeemed........................................................................         (5,898,622)         (7,211,922)
                                                                                           -----------------   -----------------
  Total capital share activity...........................................................         (2,003,235)           (423,739)
                                                                                           =================   =================

                                                         See accompanying notes.

                                                                        SERIES J
Financial Highlights                                     (MID CAP GROWTH SERIES)
Selected data for each share of capital
stock outstanding throughout each year

                                                                                    YEAR ENDED DECEMBER 31,
                                                                2004        2003(D)         2002           2001           2000
                                                             ----------   ----------     ----------     ----------    ------------
PER SHARE DATA
Net asset value, beginning of period                         $    25.09   $    16.05     $    24.12     $    32.82    $      30.15
                                                             ----------   ----------     ----------     ----------    ------------
Income (loss) from investment operations:
Net investment income (loss)                                      (0.14)       (0.11)         (0.11)         (0.13)          (0.12)
Net gain (loss) on securities (realized and unrealized)            2.68         9.15          (6.69)         (4.43)           5.37
                                                             ----------   ----------     ----------     ----------    ------------
Total from investment operations                                   2.54         9.04          (6.80)         (4.56)           5.25
                                                             ----------   ----------     ----------     ----------    ------------
Less distributions:
Dividends from net investment income                                  -            -              -              -               -
Distributions from realized gains                                     -            -          (1.27)         (4.14)          (2.58)
                                                             ----------   ----------     ----------     ----------    ------------
Total distributions                                                   -            -          (1.27)         (4.14)          (2.58)
                                                             ----------   ----------     ----------     ----------    ------------
Net asset value, end of period                               $    27.63   $    25.09     $    16.05     $    24.12    $      32.82
                                                             ==========   ==========     ==========     ==========    ============

TOTAL RETURN(a)                                                   10.12%       56.32%        (29.48%)       (14.89%)         16.76%
                                                             ----------   ----------     ----------     ----------    ------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                     $  437,789   $  447,928     $  293,378     $  470,236    $    603,714
                                                             ----------   ----------     ----------     ----------    ------------
Ratios to average net assets:
Net investment income (loss)                                      (0.53%)      (0.55%)        (0.56%)        (0.53%)         (0.38%)
Total expenses                                                     0.88%        0.83%          0.83%          0.84%           0.82%
Gross expenses(b)                                                  0.88%        0.83%          0.83%          0.84%           0.82%
Net expenses(c)                                                    0.88%        0.83%          0.83%          0.83%           0.82%
                                                             ----------   ----------     ----------     ----------    ------------
Portfolio turnover rate                                              37%          61%            41%            39%             33%

(a) Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

(b) Gross expense information reflects expense ratios absent fund expense reductions by the Investment Manager.

(c) Net expense information reflects expense ratios after expense reductions or fee waivers and reduction of custodian expenses.

(d) The financial highlights for Series J exclude the historical financial highlights of Series T. The assets of Series T were acquired by Series J on October 3, 2003.

                                                         See accompanying notes.

                                                                        SERIES N
Manager's Commentary                           (MANAGED ASSET ALLOCATION SERIES)
February 15, 2005                                                    (unaudited)

                                                            [T. ROWE PRICE LOGO]

                                         Advisor, T. Rowe Price Associates, Inc.

[PHOTO OF EDMUND M. NOTZON]
     Edmund M. Notzon
     Portfolio Manager

TO OUR SHAREHOLDERS:

ENVIRONMENT

U.S. stocks rose moderately in 2004, extending the previous year's brisk gains. After beginning the year on a strong note, stocks struggled to make headway as economic growth moderated amid rising short-term interest rates, surging energy costs and a heated presidential campaign. Stock prices rose as oil prices backed away from their late-October peak of $55 per barrel, and gains accelerated following the re-election of President Bush. By year end, several major indexes were at or near their highest levels of the year. Non-U.S. stocks strongly outperformed their U.S. counterparts, thanks partially to a weakening U.S. dollar, which fell to multi-year lows against several major currencies.

U.S. bonds generated positive returns in 2004. The Federal Reserve lifted the overnight federal funds target rate from 1% to 2.25% in five quarter-point increments beginning on June 30. Short-term interest rates rose in tandem with the fed funds rate, but long-term rates declined in the second half of the year after peaking in the spring.

PERFORMANCE

The Managed Asset Allocation Series returned 10.72%(1) for the 12 months ended December 31, 2004, outperforming its 60% S&P 500/40% Lehman Brothers U.S. Aggregate benchmark, which returned 8.30%. The Series benefited from overweighting U.S. stocks relative to bonds, as well as from overweighting international stocks. The S&P 500 returned 10.88% during the year and the Lehman Brothers U.S. Aggregate Index returned 4.34%.

PORTFOLIO HIGHLIGHTS

In the second half of the year, we increased the portfolio's overweighting in equities and underweighting in bonds from 5% to 7% relative to the neutral weights. We maintained a stock overweight throughout 2004, as we believed that a strengthening economy would continue to put upward pressure on interest rates over the near term, which would negatively impact bond values.

The Federal Reserve raised the federal funds target rate from 1.75% to 2.25% in two quarter-point increments during the fourth quarter. Looking ahead into 2005, we anticipate that the central bank will continue shifting from an accommodative monetary policy to a more neutral policy that neither stimulates nor stifles economic growth.

As mentioned earlier, we are overweight in international equities within the stock position. The fundamental factors of a fiscal and current account deficit will likely contribute to continued pressure on the U.S. dollar, favoring an overweighting in non-U.S. equities.

OUTLOOK

We continue to believe that the longer term outlook for stocks is favorable. At the same time, the potentially stimulative impact of economic and monetary policy, combined with the low absolute level of interest rates, favors underweighting bonds. Looking ahead, we do not necessarily believe that the equity markets will outperform over the next three to six months, but we believe that, based on current economic conditions and valuations, equities should fare better than bonds over the next several years.

Sincerely,

Edmund M. Notzon
Portfolio Manager

                                                                        SERIES N
Manager's Commentary                           (MANAGED ASSET ALLOCATION SERIES)
February 15, 2005                                                    (unaudited)

PERFORMANCE

[PERFORMANCE GRAPH]

      SBL N INVESTMENT INFORMATION

    DATE       value
----------    ---------
 6/01/95     $10,000.00
 6/30/95      10,070.00
 9/30/95      10,440.00
12/31/95      10,730.00
 3/31/96      10,970.00
 6/30/96      11,160.00
 9/30/96      11,448.68
12/31/96      12,103.18
 3/31/97      12,203.87
 6/30/97      13,512.87
 9/30/97      14,117.22
12/31/97      14,334.09
 3/31/98      15,544.03
 6/30/98      15,946.94
 9/30/98      15,225.93
12/31/98      16,975.43
 3/31/99      17,327.55
 6/30/99      17,855.90
 9/30/99      18,955.72
12/31/99      18,628.57
 3/31/00      19,079.44
 6/30/00      18,881.50
 9/30/00      18,919.68
12/31/00      18,460.47
 3/31/01      17,200.98
 6/30/01      17,856.62
 9/30/01      16,378.21
12/31/01      17,522.37
 3/31/02      17,690.71
 6/30/02      16,695.53
 9/30/02      14,993.24
12/31/02      15,834.90
 3/31/03      15,620.19
 6/30/03      17,539.17
 9/30/03      17,996.65
12/31/03      19,619.47
 3/31/04      20,137.21
 6/30/04      20,150.83
 9/30/04      20,230.36
12/31/04      21,723.33

S& P 500

    DATE         VALUE
----------     ---------
   6/01/95    $10,000.00
   6/30/95     10,232.00
   9/30/95     11,045.37
  12/31/95     11,710.49
   3/31/96     12,338.58
   6/30/96     12,891.78
   9/30/96     13,290.32
  12/31/96     14,398.75
   3/31/97     14,784.33
   6/30/97     17,365.69
   9/30/97     18,667.97
  12/31/97     19,204.65
   3/31/98     21,883.72
   6/30/98     22,606.56
   9/30/98     20,357.02
  12/31/98     24,690.70
   3/31/99     25,924.50
   6/30/99     27,751.50
   9/30/99     26,018.24
  12/31/99     29,889.36
   3/31/00     30,576.32
  06/30/00     29,765.52
  09/30/00     29,477.60
  12/31/00     27,173.21
   3/31/01     23,953.00
   6/30/01     25,355.62
   9/30/01     21,636.12
  12/31/01     23,949.47
   3/31/02     24,014.56
   6/30/02     20,798.00
   9/30/02     17,206.02
  12/31/02     18,659.17
   3/31/03     18,071.52
   6/30/03     20,853.28
   9/30/03     21,405.18
  12/31/03     24,011.57
   3/31/04     24,418.90
   6/30/04     24,837.49
   9/30/04     24,371.83
  12/31/04     26,622.28

BLENDED INDEX

  DATE          Value
----------      ------
   6/01/95     $10,000
   6/30/95      10,168
   9/30/95      10,732
  12/31/95      11,304
   3/31/96      11,583
   6/30/96      11,920
   9/30/96      12,235
  12/31/96      12,995
   3/31/97      13,180
   6/30/97      14,738
   9/30/97      15,606
  12/31/97      16,067
   3/31/98      17,498
   6/30/98      18,012
   9/30/98      17,262
  12/31/98      19,437
   3/31/99      19,979
   6/30/99      20,751
   9/30/99      20,023
  12/31/99      21,770
   3/31/00      22,289
  06/30/00      22,086
  09/30/00      22,238
  12/31/00      21,556
   3/31/01      20,264
   6/30/01      21,033
   9/30/01      19,509
  12/31/01      20,758
   3/31/02      20,810
   6/30/02      19,402
   9/30/02      17,684
  12/31/02      18,722
   3/31/03      18,471
   6/30/03      20,343
   9/30/03      20,663
  12/31/03      22,182
   3/31/04      22,644
   6/30/04      22,654
   9/30/04      22,687
  12/31/04      24,021

                           SBL Fund Series N $21,723
                           Blended Index $24,021
                           S& P 500 Index $ 26,622


                            $10,000 SINCE INCEPTION

The chart above assumes a hypothetical $10,000 investment in Series N (Managed Asset Allocation Series) on June 1, 1995 (date of inception), and reflects the fees and expenses of Series N.

AVERAGE ANNUAL RETURNS

                                                           SINCE INCEPTION
PERIODS ENDED 12-31-04(1)        1 YEAR       5 YEARS          (6-1-95)
-------------------------        ------       -------      ---------------
Series N                         10.72%        3.12%            8.43%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

    The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO COMPOSITION BY SECTOR FOR EQUITY HOLDINGS & QUALITY RATINGS (BASED ON STANDARD AND POOR'S RATINGS) FOR FIXED INCOME HOLDINGS

Consumer Discretionary                          8.63%
Consumer Staples                                6.00
Energy                                          4.98
Financials                                     15.49
Health Care                                     7.73
Industrials                                     7.53
Information Technology                          9.26
Materials                                       2.97
Telecommunication Services                      2.48
Utilities                                       2.09
AAA                                            16.40
AA                                              0.58
A                                               2.30
BBB                                             3.66
BB                                              1.70
B                                               5.59
CCC                                             0.28
Not Rated                                       0.06
Cash & other assets, less liabilities           2.27

                                                         See accompanying notes.

                                                                        SERIES N
Manager's Commentary                           (MANAGED ASSET ALLOCATION SERIES)
February 15, 2005                                                    (unaudited)

PERFORMANCE

INFORMATION ABOUT YOUR SERIES EXPENSES

CALCULATING YOUR ONGOING SERIES EXPENSES

EXAMPLE

As a shareholder of the Series, you incur ongoing costs, including management fees and other series expenses. Performance figures and expense ratios do not reflect fees and expenses associated with an investment in variable insurance products. Shares of a Series of SBL Fund are available only through the purchase of such products. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 - December 31, 2004.

ACTUAL EXPENSES

The first line in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses associated with an investment in variable insurance products. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses associated with an investment in variable insurance products were included, your costs would have been higher.

FUND EXPENSES

                                                  BEGINNING         ENDING        EXPENSES PAID
                                                ACCOUNT VALUE   ACCOUNT VALUE        DURING
                                                   07-01-04       12-31-04(1)       PERIOD(2)
                                                -------------   -------------     -------------
Series N (Managed Asset Allocation Series)
  Actual                                        $    1,000.00   $    1,072.30     $        7.71
  Hypothetical                                       1,000.00        1,017.70              7.51

(1) The actual ending account value is based on the actual total return of the Series for the period July 1, 2004 to December 31, 2004 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2004 to December 31, 2004 was 7.23%.

(2) Expenses are equal to the Series annualized expense ratio 1.48% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                                                        SERIES N
Schedule of Investments                        (MANAGED ASSET ALLOCATION SERIES)
December 31, 2004

                                                  NUMBER          MARKET
                                                OF SHARES         VALUE
COMMON STOCKS - 55.2%
ADVERTISING - 0.1%
Lamar Advertising Company*                           400     $       17,112
WPP Group plc ADR                                    600             32,790
                                                             --------------
                                                                     49,902
                                                             --------------
AEROSPACE & DEFENSE - 1.1%
Boeing Company                                     2,500            129,425
Engineered Support Systems, Inc.                     300             17,766
General Dynamics Corporation                       1,000            104,600
Goodrich Corporation                                 400             13,056
Honeywell International, Inc.                      7,400            262,034
Lockheed Martin Corporation                        1,700             94,435
Mercury Computer Systems, Inc.*                      800             23,744
Raytheon Company                                   1,100             42,713
Rockwell Colllins, Inc.                            2,500             98,600
Triumph Group, Inc.*                                 300             11,850
United Technologies Corporation                    1,700            175,695
                                                             --------------
                                                                    973,918
                                                             --------------
AIR FREIGHT & LOGISTICS - 0.5%
Expeditors International of Washington,Inc.          200             11,176
UTI Worldwide, Inc.                                  500             34,010
United Parcel Service, Inc. (Cl.B)                 5,200            444,392
                                                             --------------
                                                                    489,578
                                                             --------------
AIRLINES - 0.1%
Frontier Airlines, Inc.*                           2,150             24,532
SkyWest, Inc.                                      1,800             36,108
Southwest Airlines Company                         3,800             61,864
                                                             --------------
                                                                    122,504
                                                             --------------
ALUMINUM - 0.1%
Alcoa, Inc.                                        3,500            109,970
                                                             --------------
APPAREL RETAIL - 0.4%
Chico's FAS, Inc.*                                   600             27,318
Hot Topic, Inc.*                                   4,200             72,198
Pacific Sunwear of California, Inc.*                 900             20,034
Ross Stores, Inc.                                  4,100            118,367
TJX Companies, Inc.                                3,500             87,955
                                                             --------------
                                                                    325,872
                                                             --------------
APPAREL, ACCESSORIES & LUXURY GOODS - 0.0%
Fossil, Inc.*                                      1,000             25,640
                                                             --------------
APPLICATION SOFTWARE - 0.4%
Cadence Design Systems, Inc.*                        700              9,667
FactSet Research Systems, Inc.                       300             17,532
Fair Isaac Corporation                               845             30,995
Intuit, Inc.*                                      2,200             96,822
Jack Henry & Associates, Inc.                        800             15,928
Mercury Interactive Corporation*                     600             27,330
NetIQ Corporation*                                 4,600             56,166
Serena Software, Inc.*                               800             17,312
Tibco Software, Inc.*                              1,700             22,678
Verity, Inc.*                                      3,900             51,168
                                                             --------------
                                                                    345,598
                                                             --------------
ASSET MANAGEMENT & CUSTODY BANKS - 0.7%
Eaton Vance Corporation                              500             26,075
Franklin Resources, Inc.                           1,400             97,510
Investors Financial Services Corporation           3,100            154,938
Legg Mason, Inc.                                   1,000             73,260
State Street Corporation                           5,800            284,896
Waddell & Reed Financial, Inc.                       800             19,112
                                                             --------------
                                                                    655,791
                                                             --------------
AUTO PARTS & EQUIPMENT - 0.2%
Autoliv, Inc.                                        600             28,980
Gentex Corporation                                   600             22,212
Lear Corporation                                     800             48,808
TRW Automotive Holdings Corporation*               4,300             89,010
                                                             --------------
                                                                    189,010
                                                             --------------
AUTOMOBILE MANUFACTURERS - 0.2%
General Motors Corporation                         3,800            152,228
                                                             --------------
BIOTECHNOLOGY - 1.0%
Abgenix, Inc.*                                       900              9,306
Alkermes, Inc.*                                      900             12,681
Amgen, Inc.*                                       6,200            397,730
Biogen Idec, Inc.*                                 1,700            113,237
Celgene Corporation*                                 500             13,265
Cephalon, Inc.*                                      895             45,538
Charles River Laboratories International, Inc.*      400             18,404
Chiron Corporation*                                  900             29,997
Digene Corporation*                                  600             15,690
Genentech, Inc.*                                   1,800             97,992
Gilead Sciences, Inc.*                             2,600             90,974
Human Genome Sciences, Inc.*                       1,000             12,020
Invitrogen Corporation*                              316             21,213
Martek Biosciences Corporation*                      300             15,360
Medlmmune, Inc.*                                   1,000             27,110
Neurocrine Biosciences, Inc.*                        400             19,720
Techne Corporation*                                  400             15,560
                                                             --------------
                                                                    955,797
                                                             --------------
BREWERS - 0.1%
Anheuser-Busch Companies, Inc.                     2,100            106,533
                                                             --------------
BROADCASTING & CABLE TV - 0.7%
Comcast Corporation*                               5,500            183,040
Cox Radio, Inc.*                                     700             11,536
DirecTV Group, Inc.*                               2,440             40,846
EchoStar Communications Corporation                  900             29,916
Emmis Communications Corporation*                    800             15,352
Liberty Media Corporation*                        17,464            191,755
Liberty Media International, Inc.*                   303             14,008
Radio One, Inc. (Cl.D)*                            1,700             27,404
Rogers Communications, Inc. (Cl.B)                 4,100            107,215
                                                             --------------
                                                                    621,072
                                                             --------------

                                                         See accompanying notes.

                                                                        SERIES N
Schedule of Investments                        (MANAGED ASSET ALLOCATION SERIES)
December 31, 2004

                                                  NUMBER         MARKET
                                                OF SHARES        VALUE
COMMON STOCKS (CONTINUED)
BUILDING PRODUCTS - 0.1%
American Standard Companies, Inc.*                   900     $       37,188
Trex Company, Inc.*                                  500             26,220
                                                             --------------
                                                                     63,408
                                                             --------------
CASINOS & GAMING - 0.3%
Caesars Entertainment, Inc.*                         700             14,098
International Game Technology                      3,300            113,454
Mandalay Resort Group                                100              7,043
Station Casinos, Inc.                              1,200             65,616
WMS Industries, Inc.*                              1,600             53,664
                                                             --------------
                                                                    253,875
                                                             --------------
CATALOG RETAIL - 0.2%
IAC/InterActiveCorp*                               4,900            135,338
Insight Enterprises, Inc.*                         1,000             20,520
                                                             --------------
                                                                    155,858
                                                             --------------
COMMODITY CHEMICALS - 0.0%
Lyondell Chemical Company                            885             25,594
                                                             --------------
COMMUNICATIONS EQUIPMENT - 1.5%
Andrew Corporation*                                  700              9,541
Avaya, Inc.*                                         600             10,320
Belden CDT, Inc.                                     300              6,960
Cisco Systems, Inc.*                              27,800            536,540
Comverse Technology, Inc.*                         1,200             29,340
Corning, Inc.*                                     8,000             94,160
F5 Networks, Inc.*                                   200              9,744
Inter-Tel, Inc.                                      600             16,428
Juniper Networks, Inc.*                            2,400             65,256
Lucent Technologies, Inc.*                        12,800             48,128
Motorola, Inc.                                    10,700            184,040
Nokia Oyj ADR                                      1,600             25,072
Plantronics, Inc.                                    500             20,735
Polycom, Inc.*                                     1,400             32,648
Qualcomm, Inc.                                     7,000            296,800
Research In Motion, Ltd.                             600             49,452
                                                             --------------
                                                                  1,435,164
                                                             --------------
COMPUTER & ELECTRONICS RETAIL - 0.1%
Best Buy Company, Inc.                             1,550             92,101
                                                             --------------
COMPUTER HARDWARE - 1.5%
Dell, Inc.*                                       18,200            766,948
Gateway, Inc.*                                     2,800             16,828
Hewlett-Packard Company                            6,111            128,148
International Business
  Machines Corporation                             5,100            502,758
                                                             --------------
                                                                  1,414,682
                                                             --------------
COMPUTER STORAGE & PERIPHERALS - 0.3%
Avid Technology, Inc.*                               300             18,525
Lexmark International, Inc.*                       1,000             85,000
QLogic Corporation*                                3,100            113,863
Storage Technology Corporation*                    1,000             31,610
                                                             --------------
                                                                    248,998
                                                             --------------
CONSTRUCTION & ENGINEERING - 0.0%
Insituform Technologies, Inc.*                       900             20,403
                                                             --------------
CONSTRUCTION & FARM MACHINERY - 0.4%
Deere & Company                                    2,900            215,760
Oshkosh Truck Corporation                            700             47,866
Paccar, Inc.                                         900             72,432
                                                             --------------
                                                                    336,058
                                                             --------------
CONSUMER ELECTRONICS - 0.1%
Digital Theater Systems, Inc.*                     2,000             40,260
                                                             --------------
CONSUMER FINANCE - 0.6%
American Express Company                           5,400            304,398
Jackson Hewitt Tax Service, Inc.                     400             10,100
MBNA Corporation                                   3,100             87,389
Providian Financial Corporation*                   1,200             19,764
SLM Corporation                                    3,300            176,187
                                                             --------------
                                                                    597,838
                                                             --------------
DATA PROCESSING & OUTSOURCED SERVICES - 0.5%
Automatic Data Processing, Inc.                    4,200            186,270
DST Systems, Inc.*                                   600             31,272
First Data Corporation                             3,500            148,890
Fiserv, Inc.*                                        800             32,152
Global Payments, Inc.                                300             17,562
Iron Mountain, Inc.*                               1,050             32,015
                                                             --------------
                                                                    448,161
                                                             --------------
DEPARTMENT STORES - 0.3%
Kohl's Corporation*                                4,700            231,099
                                                             --------------
DIVERSIFIED BANKS - 2.4%
Bank of America Corporation                       12,776            600,344
CapitalSource, Inc.*                               3,600             92,412
Comerica, Inc.                                     5,700            347,814
Popular, Inc.                                      1,100             31,713
U.S. Bancorp                                      21,300            667,116
Wachovia Corporation                               5,000            263,000
Wells Fargo & Company                              4,200            261,030
                                                             --------------
                                                                  2,263,429
                                                             --------------
DIVERSIFIED CHEMICALS - 0.6%
Cabot Corporation                                  2,000             77,360
Dow Chemical Company                               5,200            257,452
E.I. du Pont de Nemours & Company                  3,851            188,892
                                                             --------------
                                                                    523,704
                                                             --------------
DIVERSIFIED COMMERCIAL SERVICES - 0.3%
Apollo Group, Inc.*                                  700             56,497
Career Education Corporation*                        400             16,000
Cendant Corporation                                4,000             93,520
ChoicePoint, Inc.*                                   466             21,431
Cintas Corporation                                   700             30,702
Corinthian Colleges, Inc.*                           500              9,422
Corporate Executive Board Company                    600             40,164
DeVry, Inc.*                                         500              8,680
Education Management Corporation*                    700             23,107
                                                             --------------
                                                                    299,523
                                                             --------------

                                                         See accompanying notes.

                                                                        SERIES N
Schedule of Investments                        (MANAGED ASSET ALLOCATION SERIES)
December 31, 2004

                                                 NUMBER           MARKET
                                                OF SHARES         VALUE
COMMON STOCKS (CONTINUED)
DIVERSIFIED METALS & MINING - 0.1%
BHP Billiton, Ltd. ADR                             4,100     $       98,482
                                                             --------------
DRUG RETAIL - 0.3%
CVS Corporation                                    2,400            108,168
Walgreen Company                                   5,500            211,035
                                                             --------------
                                                                    319,203
                                                             --------------
ELECTRIC UTILITIES - 1.2%
Alliant Energy Corporation                           700             20,020
American Electric Power Company, Inc.              1,500             51,510
Black Hills Corporation                              400             12,272
Edison International                               2,300             73,669
El Paso Electric Company*                          2,500             47,350
Entergy Corporation                                1,100             74,349
Exelon Corporation                                 3,100            136,617
FirstEnergy Corporation                            3,500            138,285
Great Plains Energy, Inc.                          1,100             33,308
OGE Energy Corporation                             1,000             26,510
PG&E Corporation*                                  2,500             83,200
PPL Corporation                                    2,100            111,888
Pinnacle West Captial Corporation                  1,300             57,733
Southern Company                                   1,600             53,632
TXU Corporation                                    2,400            154,944
Teco Energy, Inc.                                  2,500             38,350
                                                             --------------
                                                                  1,113,637
                                                             --------------
ELECTRICAL COMPONENTS & EQUIPMENT - 0.0%
C&D Technologies, Inc.                               700             11,928
Roper Industries, Inc.                               400             24,308
                                                             --------------
                                                                     36,236
                                                             --------------
ELECTRONIC EQUIPMENT MANUFACTURERS - 0.0%
Aeroflex, Inc.*                                      900             10,908
CyberOptics Corporation*                             300              4,461
Littelfuse, Inc.*                                    500             17,080
                                                             --------------
                                                                     32,449
                                                             --------------
ELECTRONIC MANUFACTURING SERVICES - 0.2%
AVX Corporation                                      800             10,080
Flextronics International, Ltd.*                   4,000             55,280
Jabil Circuit, Inc.*                               2,900             74,182
Plexus Corporation*                                1,300             16,913
                                                             --------------
                                                                    156,455
                                                             --------------
EMPLOYMENT SERVICES - 0.1%
Manpower, Inc.                                     1,200             57,960
Monster Worldwide, Inc.*                             800             26,912
Robert Half International, Inc.                    1,000             29,430
                                                             --------------
                                                                    114,302
                                                             --------------
ENVIRONMENTAL SERVICES - 0.1%
Republic Services, Inc.                            1,100             36,894
Stericycle, Inc.*                                    100              4,595
Waste Connections, Inc.*                             500             17,125
Waste Management, Inc.                             1,612             48,263
                                                             --------------
                                                                    106,877
                                                             --------------
FERTILIZERS & AGRICULTURAL CHEMICALS - 0.2%
Agrium, Inc.                                         600             10,110
Mosaic Company*                                    3,700             60,384
Potash Corporation of Saskatchewan, Inc.           1,500            124,590
                                                             --------------
                                                                    195,084
                                                             --------------
FOOD DISTRIBUTORS - 0.1%
Performance Food Group Company*                      300              8,073
Sysco Corporation                                  2,600             99,242
United Natural Foods, Inc.*                          700             21,770
                                                             --------------
                                                                    129,085
                                                             --------------
FOOD RETAIL - 0.0%
Whole Foods Market, Inc.                             200             19,070
                                                             --------------
FOREST PRODUCTS - 0.1%
Weyerhaeuser Company                                 600             40,332
                                                             --------------
GAS UTILITIES - 0.1%
NiSource, Inc.                                     3,000             68,340
WGL Holdings, Inc.                                   600             18,504
                                                             --------------
                                                                     86,844
                                                             --------------
GENERAL MERCHANDISE STORES - 0.6%
Dollar Tree Stores, Inc.*                            700             20,076
Family Dollar Stores, Inc.                         3,600            112,428
Fred's, Inc.                                         600             10,440
Target Corporation                                 7,200            373,896
                                                             --------------
                                                                    516,840
                                                             --------------
GOLD - 0.1%
Newmont Mining Corporation                         2,700            119,907
                                                             --------------
HEALTH CARE DISTRIBUTORS - 0.2%
AmerisourceBergen Corporation                        400             23,472
Cardinal Health, Inc.                              2,350            136,652
Omnicare, Inc.                                       800             27,696
Patterson Companies, Inc.*                           400             17,356
Priority Healthcare Corporation (Cl.B)*              200              4,354
                                                             --------------
                                                                    209,530
                                                             --------------
HEALTH CARE EQUIPMENT - 1.2%
Baxter International, Inc.                         2,700             93,258
Becton, Dickinson & Company                        1,000             56,800
Biomet, Inc.                                       1,200             52,068
Boston Scientific Corporation*                     3,900            138,645
C.R. Bard, Inc.                                      800             51,184
Cytyc Corporation*                                 1,300             35,841
Dentsply International, Inc.                         500             28,100
Guidant Corporation                                1,100             79,310
Inamed Corporation*                                  200             12,650
Medtronic, Inc.                                    5,500            273,185
St. Jude Medical, Inc.*                            1,800             75,474
Steris Corporation*                                1,100             26,092
Stryker Corporation                                1,900             91,675
Thoratec Corporation*                                400              4,168
Zimmer Holdings, Inc.*                             1,000             80,120
                                                             --------------
                                                                  1,098,570
                                                             --------------

                                                         See accompanying notes.

                                                                        SERIES N
Schedule of Investments                        (MANAGED ASSET ALLOCATION SERIES)
December 31, 2004

                                                  NUMBER          MARKET
                                                OF SHARES         VALUE
COMMON STOCKS (CONTINUED)
HEALTH CARE FACILITIES - 0.2%
AmSurg Corporation*                                  400     $       11,816
Community Health Systems, Inc.*                    2,300             64,124
HCA, Inc.                                          1,200             47,952
LifePoint Hospitals, Inc.*                           300             10,446
Symbion, Inc.*                                       700             15,456
Triad Hospitals, Inc.*                               310             11,535
United Surgical Partners International,Inc.*         400             16,680
                                                             --------------
                                                                    178,009
                                                             --------------
HEALTH CARE SERVICES - 0.4%
Accredo Health, Inc.*                                900             24,948
Advisory Board Company*                            3,600            132,768
Caremark Rx, Inc.*                                 1,900             74,917
Computer Programs & Systems, Inc.                  1,500             34,725
DaVita, Inc.*                                        750             29,647
Laboratory Corporation of America Holdings*          900             44,838
Medco Health Soulutions, Inc.*                       663             27,581
                                                             --------------
                                                                    369,424
                                                             --------------
HEALTH CARE SUPPLIES - 0.0%
Bausch & Lomb, Inc.                                  200             12,892
Edwards Lifesciences Corporation*                    300             12,378
Merit Medical Systems, Inc.*                         700             10,696
                                                             --------------
                                                                     35,966
                                                             --------------
HOME ENTERTAINMENT SOFTWARE - 0.1%
Activision, Inc.*                                    900             18,162
Electronic Arts, Inc.*                               900             55,512
                                                             --------------
                                                                     73,674
                                                             --------------
HOME FURNISHINGS - 0.0%
Mohawk Industries, Inc.*                             200             18,250
                                                             --------------
HOME IMPROVEMENT RETAIL - 0.6%
Home Depot, Inc.                                   9,350            399,619
Lowe's Companies, Inc.                             3,400            195,806
                                                             --------------
                                                                    595,425
                                                             --------------
HOMEBUILDING - 0.1%
D.R. Horton, Inc.                                    787             31,724
Levitt Corporation                                   400             12,228
Toll Brothers, Inc.*                                 700             48,027
WCI Communities, Inc.*                               600             17,640
                                                             --------------
                                                                    109,619
                                                             --------------
HOTELS, RESORTS & CRUISE LINES - 0.4%
Carnival Corporation                               3,400            195,942
Fairmont Hotels & Resorts, Inc.                      600             20,784
Marriott International, Inc.                       1,100             69,278
Royal Caribbean Cruises, Ltd.                      1,000             54,440
                                                             --------------
                                                                    340,444
                                                             --------------
HOUSEHOLD APPLIANCES - 0.1%
Maytag Corporation                                 1,100             23,210
Whirlpool Corporation                                500             34,605
                                                             --------------
                                                                     57,815
                                                             --------------
HOUSEHOLD PRODUCTS - 1.1%
Clorox Company                                     1,300             76,609
Colgate-Palmolive Company                          2,500            127,900
Kimberly-Clark Corporation                         1,800            118,458
Procter & Gamble Company                          12,800            705,024
                                                             --------------
                                                                  1,027,991
                                                             --------------
HOUSEWARES & SPECIALTIES - 0.1%
Fortune Brands, Inc.                                 600             46,308
Newell Rubbermaid, Inc.                            3,200             77,408
                                                             --------------
                                                                    123,716
                                                             --------------
HYPERMARKETS & SUPERCENTERS - 0.9%
Wal-Mart Stores, Inc.                             16,200            855,684
                                                             --------------
INDUSTRIAL CONGLOMERATES - 2.7%
General Electric Company                          51,800          1,890,700
Teleflex, Inc.                                       900             46,746
Tyco International, Ltd.                          16,400            586,136
                                                             --------------
                                                                  2,523,582
                                                             --------------
INDUSTRIAL MACHINERY - 0.4%
Actuant Corporation*                                 900             46,935
Briggs & Stratton Corporation                        600             24,948
Danaher Corporation                                2,100            120,561
Harsco Corporation                                   300             16,722
ITT Industries, Inc.                                 300             25,335
Illinois Tool Works, Inc.                            400             37,072
Nordson Corporation                                  500             20,035
Pall Corporation                                   2,200             63,690
                                                             --------------
                                                                    355,298
                                                             --------------
INSURANCE BROKERS - 0.2%
Arthur J. Gallagher & Company                        600             19,500
Marsh & McLennan Companies, Inc.                   5,700            187,530
                                                             --------------
                                                                    207,030
                                                             --------------
INTEGRATED OIL & GAS - 2.8%
BP plc ADR                                         1,400             81,760
ChevronTexaco Corporation                          9,750            511,973
ConocoPhillips                                     3,300            286,539
Exxon Mobil Corporation                           28,120          1,441,431
Murphy Oil Corporation                             1,600            128,720
Occidental Petroleum Corporation                     800             46,688
Total S.A. ADR                                       900             98,856
                                                             --------------
                                                                  2,595,967
                                                             --------------
INTEGRATED TELECOMMUNICATION SERVICES - 1.3%
Compania de Telecomunications
  de Chile S.A. ADR                                2,400             26,976
SBC Communications, Inc.                           5,400            139,158
Sprint Corporation                                11,000            273,350
Tele Norte Leste Participacoes S.A. ADR            3,200             53,984
Telus Corporation                                  1,200             36,276
Telus Corporation - Non Voting Shares              4,900            141,610
Verizon Communications, Inc.                      12,934            523,956
                                                             --------------
                                                                  1,195,310
                                                             --------------

                                                         See accompanying notes.

                                                                        SERIES N
Schedule of Investments                        (MANAGED ASSET ALLOCATION SERIES)
December 31, 2004

                                                  NUMBER          MARKET
                                                OF SHARES         VALUE
COMMON STOCKS (CONTINUED)
INTERNET RETAIL - 0.4%
Amazon.com, Inc.*                                    300     $       13,287
eBay, Inc.*                                        2,700            313,956
                                                             --------------
                                                                    327,243
                                                             --------------
INTERNET SOFTWARE & SERVICES - 0.5%
CNET Networks, Inc.*                               5,000             56,150
Digital Insight Corporation*                         900             16,560
EarthLink, Inc.*                                   1,600             18,432
Google, Inc.*                                        400             77,240
MatrixOne, Inc.*                                   5,400             35,370
VeriSign, Inc.*                                      700             23,464
Websense, Inc.*                                      400             20,288
Yahoo!, Inc.*                                      5,700            214,776
                                                             --------------
                                                                    462,280
                                                             --------------
INVESTMENT BANKING & BROKERAGE - 1.3%
Ameritrade Holding Corporation*                   17,000            241,740
Charles Schwab Corporation                         7,900             94,484
Goldman Sachs Group, Inc.                          2,200            228,888
Lehman Brothers Holdings, Inc.                     1,300            113,724
Merrill Lynch & Company, Inc.                      4,900            292,873
Morgan Stanley                                     4,600            255,392
                                                             --------------
                                                                  1,227,101
                                                             --------------
IT CONSULTING & OTHER SERVICES - 0.1%
Accenture, Ltd.*                                   1,900             51,300
CACI International, Inc.*                            100              6,813
Cognizant Tech Solutions Corporation*                300             12,699
Forrester Research, Inc.*                            600             10,764
Inforte Corporation*                               1,500             11,820
MTC Technologies, Inc.*                              400             13,428
SRA International, Inc.*                             200             12,840
                                                             --------------
                                                                    119,664
                                                             --------------
LEISURE PRODUCTS - 0.2%
Brunswick Corporation                              1,600             79,200
Hasbro, Inc.                                       1,200             23,256
Marvel Enterprises, Inc.*                          1,000             20,480
Mattel, Inc.                                         700             13,643
SCP Pool Corporation                                 912             29,093
                                                             --------------
                                                                    165,672
                                                             --------------
LIFE & HEALTH INSURANCE - 0.3%
Genworth Financial, Inc.                           3,300             89,100
Protective Life Corporation                          600             25,614
Prudential Financial, Inc.                         2,700            148,392
StanCorp Financial Group, Inc.                       300             24,750
                                                             --------------
                                                                    287,856
                                                             --------------
MANAGED HEALTH CARE - 0.6%
Coventry Health Care, Inc.*                          500             26,540
UnitedHealth Group, Inc.                           4,500            396,135
WellChoice, Inc.*                                    300             16,020
WellPoint, Inc.*                                     900            103,500
                                                             --------------
                                                                    542,195
                                                             --------------
MOTORCYCLE MANUFACTURERS - 0.0%
Harley-Davidson, Inc.                                400             24,300
                                                             --------------
MOVIES & ENTERTAINMENT - 1.1%
Fox Entertainment Group, Inc.*                       500             15,630
News Corporation                                  12,100            225,786
Time Warner, Inc.*                                23,300            452,952
Viacom, Inc. (Cl.B)                                8,400            305,676
Walt Disney Company                                  942             26,188
                                                             --------------
                                                                  1,026,232
                                                             --------------
MULTI-LINE INSURANCE - 1.0%
American International Group, Inc.                11,675            766,697
Hartford Financial Services Group, Inc.            2,600            180,206
                                                             --------------
                                                                    946,903
                                                             --------------
MULTI-UTILITIES & UNREGULATED POWER - 0.4%
CMS Energy Corporation*                            1,400             14,630
Constellation Energy Group                         1,100             48,081
Duke Energy Corporation                            7,700            195,041
Dynegy, Inc.*                                      4,800             22,176
Energy East Corporation                            1,100             29,348
National Fuel Gas Company                          1,000             28,340
Sempra Energy                                        500             18,340
                                                             --------------
                                                                    355,956
                                                             --------------
OFFICE SERVICES & SUPPLIES - 0.1%
Herman Miller, Inc.                                1,000             27,630
Pitney Bowes, Inc.                                   900             41,652
                                                             --------------
                                                                     69,282
                                                             --------------
OIL & GAS DRILLING - 0.2%
Grey Wolf, Inc.*                                   3,400             17,918
Helmerich & Payne, Inc.                              300             10,212
Nabors Industries, Ltd.*                             600             30,774
Patterson-UTI Energy, Inc.                         1,400             27,230
Transocean, Inc.*                                  2,809            119,073
                                                             --------------
                                                                    205,207
                                                             --------------
OIL & GAS EQUIPMENT & SERVICES - 0.6%
Baker Hughes, Inc.                                 1,900             81,073
BJ Services Company                                1,000             46,540
Cooper Cameron Corporation*                          200             10,762
FMC Technologies, Inc.*                            2,371             76,346
Grant Prideco, Inc.*                               2,400             48,120
Maverick Tube Corporation*                           800             24,240
National-Oilwell, Inc.*                              300             10,587
Schlumberger, Ltd.                                 3,500            234,325
                                                             --------------
                                                                    531,993
                                                             --------------
OIL & GAS EXPLORATION & PRODUCTION - 0.3%
Anadarko Petroleum Corporation                     1,063             68,893
Comstock Resources, Inc.*                          1,000             22,050
Devon Energy Corporation                             800             31,136
EOG Resources, Inc.                                  800             57,088
Newfield Exploration Company*                        500             29,525
Pioneer Natural Resources Company                  1,000             35,100
                                                             --------------
                                                                    243,792
                                                             --------------

                                                         See accompanying notes.

                                                                        SERIES N
Schedule of Investments                        (MANAGED ASSET ALLOCATION SERIES)
December 31, 2004

                                            NUMBER     MARKET
                                          OF SHARES    VALUE
COMMON STOCKS (CONTINUED)

OIL & GAS REFINING, MARKETING &
TRANSPORTATION - 0.0%
Premcor, Inc.                                  300   $  12,651
Williams Companies, Inc.                       700      11,403
                                                     ---------
                                                        24,054
                                                     ---------
OTHER DIVERSIFIED FINANCIAL SERVICES
  - 2.1%
Catellus Development Corporation               444      13,586
Citigroup, Inc.                             23,873   1,150,201
First Marblehead Corporation*                  200      11,250
JP Morgan Chase & Company                   19,136     746,495
                                                     ---------
                                                     1,921,532
                                                     ---------
PACKAGED FOODS & MEATS - 0.5%
Campbell Soup Company                        2,300      68,747
Dean Foods Company*                            750      24,712
General Mills, Inc.                          3,000     149,130
H.J. Heinz Company                             620      24,174
Hershey Foods Corporation                    1,100      61,094
Kellogg Company                              2,100      93,786
Kraft Foods, Inc.                              900      32,049
SunOpta, Inc.*                               2,500      17,950
Tootsie Roll Industries, Inc.                  452      15,653
                                                     ---------
                                                       487,295
                                                     ---------
PAPER PACKAGING - 0.0%
Smurfit-Stone Container Corporation*         1,000      18,680
                                                     ---------
PAPER PRODUCTS - 0.3%
Bowater, Inc.                                  900      39,573
International Paper Company                  2,800     117,600
MeadWestvaco Corporation                     1,800      61,002
Potlatch Corporation                         1,400      70,812
                                                     ---------
                                                       288,987
                                                     ---------
PERSONAL PRODUCTS - 0.2%
Estee Lauder Companies, Inc.                   500      22,885
Gillette Company                             4,200     188,076
                                                     ---------
                                                       210,961
                                                     ---------
PHARMACEUTICALS - 3.2%
Abbott Laboratories                          5,600     261,240
AstraZeneca plc ADR                            600      21,834
Bradley Pharmaceuticals, Inc.*                 600      11,640
Elan Corporation plc ADR*                    1,100      29,975
Eli Lilly & Company                          5,300     300,775
Eon Labs, Inc.*                                400      10,800
Forest Laboratories, Inc.*                   1,600      71,776
GlaxoSmithKline plc ADR                        900      42,651
Johnson & Johnson                           12,288     779,305
Medicis Pharmaceutical Corporation             600      21,066
Merck & Company, Inc.                        8,600     276,404
Noven Pharmaceuticals, Inc.*                 1,100      18,766
Pfizer, Inc.                                30,073     808,663
Schering-Plough Corporation                  2,400      50,112
Watson Pharmaceuticals, Inc.*                  800      26,248
Wyeth                                        6,300     268,317
                                                     ---------
                                                     2,999,572
                                                     ---------
PROPERTY & CASUALTY INSURANCE - 1.0%
Allstate Corporation                           900      46,548
Assurant, Inc.                               1,200      36,660
Axis Capital Holdings, Ltd.                  3,200      87,552
Markel Corporation*                             70      25,480
Mercury General Corporation                    200      11,984
Progressive Corporation                      1,000      84,840
Safeco Corporation                           1,900      99,256
St. Paul Travelers Companies, Inc.          10,714     397,168
Triad Guaranty, Inc.*                          600      36,288
XL Capital, Ltd.                             1,600     124,240
                                                     ---------
                                                       950,016
                                                     ---------
PUBLISHING - 0.4%
Dow Jones & Company, Inc.                      700      30,142
E.W. Scripps Company                           400      19,312
Gannett Company, Inc.                        1,300     106,210
Getty Images, Inc.*                            400      27,540
McGraw-Hill Companies, Inc.                    700      64,078
Meredith Corporation                           700      37,940
New York Times Company                       1,400      57,120
Scholastic Corporation*                        700      25,872
Washington Post Company (Cl.B)                  39      38,338
                                                     ---------
                                                       406,552
                                                     ---------
RAILROADS - 0.3%
CSX Corporation                              3,200     128,256
Union Pacific Corporation                    1,500     100,875
                                                     ---------
                                                       229,131
                                                     ---------
REAL ESTATE INVESTMENT TRUSTS - 0.6%
Archstone-Smith Trust                          900      34,470
Arden Realty, Inc.                             800      30,176
Boston Properties, Inc.                        500      32,335
Camden Property Trust                          600      30,600
Duke Realty Corporation                        800      27,312
EastGroup Properties, Inc.                     400      15,328
Equity Office Properties Trust               2,500      72,800
Equity Residential                           1,800      65,124
LaSalle Hotel Properties                       900      28,647
Mills Corporation                              600      38,256
Reckson Associates Realty Corporation          500      16,405
Redwood Trust, Inc.                            300      18,627
Regency Centers Corporation                    700      38,780
Simon Property Group, Inc.                     700      45,269
SL Green Realty Corporation                    600      36,330
Vornado Realty Trust                           500      38,065
Weingarten Realty Investors                    700      28,070
                                                     ---------
                                                       596,594
                                                     ---------

                                                         See accompanying notes.

                                                                        SERIES N
Schedule of Investments                        (MANAGED ASSET ALLOCATION SERIES)
December 31, 2004

                                            NUMBER     MARKET
                                          OF SHARES    VALUE
COMMON STOCKS (CONTINUED)
REGIONAL BANKS - 0.5%
City National Corporation                     200    $  14,130
Commerce Bancshares, Inc.                     622       31,224
East West Bancorp, Inc.                       700       29,372
First Horizon National Corporation            800       34,488
Mercantile Bankshares Corporation             600       31,320
Southwest Bancorporation of Texas, Inc.     1,000       23,290
SunTrust Banks, Inc.                        1,200       88,656
Synovus Financial Corporation               2,300       65,734
TCF Financial Corporation                     600       19,284
Texas Regional Bancshares, Inc.             1,117       36,504
UCBH Holdings, Inc.                           900       41,238
Wilmington Trust Corporation                  800       28,920
                                                     ---------
                                                       444,160
                                                     ---------
RESTAURANTS - 0.6%
CEC Entertainment, Inc.*                      500       19,985
Cheesecake Factory, Inc.*                     300        9,741
McDonald's Corporation                      4,400      141,064
P.F. Chang's China Bistro, Inc.*              200       11,270
Panera Bread Company*                       2,300       92,736
Rare Hospitality International, Inc.*       2,000       63,720
Ruby Tuesday, Inc.                            500       13,040
Sonic Corporation*                            700       21,350
Starbucks Corporation*                      1,600       99,776
Yum! Brands, Inc.                           1,100       51,898
                                                     ---------
                                                       524,580
                                                     ---------
SEMICONDUCTOR EQUIPMENT - 0.3%
ATMI, Inc.*                                   500       11,265
Advanced Energy Industries, Inc.*           1,100       10,043
Applied Materials, Inc.*                    6,800      116,280
Cymer, Inc.*                                  500       14,770
KLA-Tencor Corporation*                     1,500       69,870
Mykrolis Corporation*                         800       11,336
Novellus Systems, Inc.*                     1,300       36,257
Varian Semiconductor Equipment
  Associates, Inc.*                           100        3,685
                                                     ---------
                                                       273,506
                                                     ---------
SEMICONDUCTORS - 1.4%
Analog Devices, Inc.                        3,734      137,859
Freescale Semiconductor, Inc. (Cl.B)*           1            8
Intel Corporation                          30,800      720,412
Intersil Corporation                        1,200       20,088
Linear Technology Corporation               2,700      104,652
Microchip Technology, Inc.                    500       13,330
National Semiconductor Corporation*         7,000      125,650
OmniVision Technologies, Inc.*                600       11,010
Semiconductor Manufacturing
  International Corporation ADR*            1,000       10,770
Semtech Corporation*                        1,100       24,057
TTM Technologies, Inc.*                     2,200       25,960
Tessera Technologies, Inc.*                   700       26,047
Xilinx, Inc.                                3,800      112,670
Zoran Corporation*                          1,089       12,611
                                                     ---------
                                                     1,345,124
                                                     ---------
SOFT DRINKS - 1.1%
Coca-Cola Company                          11,600    $ 482,908
Cott Corporation*                           2,800       69,244
PepsiCo, Inc.                               8,300      433,260
                                                     ---------
                                                       985,412
                                                     ---------
SPECIALIZED FINANCE -0.2%
Moody's Corporation                           700       60,795
Arch Chemicals, Inc.                          900       25,902
Ferro Corporation                           1,000       23,190
Great Lakes Chemical Corporation              300        8,547
Minerals Technologies, Inc.                   300       20,010
Symyx Technologies, Inc.*                   1,100       33,088
Valspar Corporation                           300       15,003
                                                     ---------
                                                       186,535
                                                     ---------
SPECIALTY STORES - 0.3%
A.C. Moore Arts & Crafts, Inc.*               900       25,929
Cost Plus, Inc.*                              600       19,278
Hibbett Sporting Goods, Inc.*                 400       10,644
O'Reilly Automotive, Inc.*                    900       40,545
Petsmart, Inc.                              1,300       46,189
Rent-A-Center, Inc.*                          250        6,625
Staples, Inc.                               1,900       64,049
Williams-Sonoma, Inc.*                        600       21,024
                                                     ---------
                                                       234,283
                                                     ---------
STEEL - 0.3%
Nucor Corporation                           4,300      225,062
Steel Dynamics, Inc.                          900       34,092
                                                     ---------
                                                       259,154
                                                     ---------
SYSTEMS SOFTWARE - 1.8%
Borland Software Corporation*                 700        8,176
Macrovision Corporation*                      700       18,004
Microsoft Corporation                      47,600    1,271,396
Oracle Corporation*                        23,700      325,164
Red Hat, Inc.*                              5,600       74,760
                                                     ---------
                                                     1,697,500
                                                     ---------
TECHNOLOGY DISTRIBUTORS - 0.1%
CDW Corporation                             1,700      112,795
Tech Data Corporation*                        400       18,160
                                                     ---------
                                                       130,955
                                                     ---------
THRIFTS & MORTGAGE FINANCE - 0.7%
BankAtlantic Bancorp, Inc.                  2,000       39,800
Countrywide Financial Corporation           1,400       51,814
Doral Financial Corporation                   625       30,781
Fannie Mae                                  2,800      199,388
Freddie Mac                                 1,900      140,030
IndyMac Bancorp, Inc.                         900       31,005
MGIC Investment Corporation                 1,000       68,910
PMI Group, Inc.                               700       29,225
Radian Group, Inc.                          2,000      106,480
                                                     ---------
                                                       697,433
                                                     ---------

                                                         See accompanying notes.

                                                                        SERIES N
Schedule of Investments                        (MANAGED ASSET ALLOCATION SERIES)
December 31, 2004

                                            NUMBER      MARKET
                                          OF SHARES     VALUE
COMMON STOCKS (CONTINUED)
TOBACCO - 0.7%
Altria Group, Inc.                          11,000    $  672,100
                                                      ----------
TRADING COMPANIES & DISTRIBUTORS - 0.0%
Hughes Supply, Inc.                            400        12,940
                                                      ----------
TRUCKING - 0.1%
Dollar Thrifty Automotive Group, Inc.*         800        24,160
Old Dominion Freight Line, Inc.*               700        24,360
                                                      ----------
                                                          48,520
                                                      ----------
WIRELESS TELECOMMUNICATION SERVICE - 0.6%
America Movil S.A. de C.V. ADR               1,700        88,995
Crown Castle International Corporation*        700        11,648
Nextel Communications, Inc.*                 5,500       165,000
Nextel Partners, Inc.*                       5,800       113,332
SpectraSite, Inc.*                             700        40,530
Telephone & Data Systems, Inc.                 200        15,390
Vodafone Group plc ADR                       4,600       125,948
Western Wireless Corporation*                  300         8,790
Wireless Facilities, Inc.*                   1,600        15,104
                                                      ----------
                                                         584,737
                                                      ----------
TOTAL COMMON STOCKS
  (cost $43,259,705)                                  51,395,664
                                                      ----------
FOREIGN COMMON STOCKS - 11.9%
AUSTRALIA - 1.1%
Australia & New Zealand
    Banking Group,Ltd.                       8,533      137,727
Australian Gas Light Company, Ltd.           2,002       21,500
Babcock & Brown, Ltd.*                       6,053       51,625
Bank Austria Creditanstalt                     917       82,888
BlueScope Steel, Ltd.                       20,781      134,394
Boral, Ltd.                                 27,219      146,585
CSL, Ltd.                                      895       20,521
Coles Myer, Ltd.                             9,683       74,842
Downer EDI, Ltd.                             6,628       24,576
General Property Trust**                     9,184       26,926
Macquarie Bank, Ltd.                         2,511       91,529
National Australia Bank, Ltd.                5,225      118,043
QBE Insurance Group, Ltd.                    5,229       62,920
Qantas Airways, Ltd.                         8,420       24,488
                                                     ----------
                                                      1,018,564
                                                     ----------
BRAZIL - 0.1%
Petroleo Brasileiro S.A. ADR                 3,600      130,356
                                                     ----------
CHILE - 0.1%
Banco Santander Chile S.A. ADR               1,888       63,928
                                                     ----------
FINLAND - 0.1%
Nokia Oyj*                                   2,826       44,635
                                                     ----------
FRANCE - 1.4%
Axa ADR                                      3,223       79,644
BNP Paribas S.A.                             2,376      172,136
Bouygues S.A.                                2,111       97,559
CNP Assurances                               1,354       96,990
Casino Guichard-Perrachon S.A.                 734       58,664
European Aeronautic Defence & Space
  Company                                    2,174       63,208
Lafarge S.A.                                   327       31,558
PSA Peugeot Citroen S.A.                       876       55,606
Publicis Groupe                              4,028      130,580
Renault S.A.                                   731       61,157
Sagem S.A.                                   2,170       46,249
Sanofi-Aventis                               1,739      138,988
Thomson                                      3,445       91,077
Total S.A.                                     819      178,895
                                                     ----------
                                                      1,302,311
                                                     ----------
GERMANY - 1.1%
Adidas-Salomon AG                              395       63,757
BASF AG                                      1,696      122,180
Celesio AG                                     615       50,023
Degussa AG                                   1,869       78,703
E.On AG                                      1,664      151,676
Hypo Real Estate Holding AG*                 1,925       79,805
Jenoptik AG*                                 2,154       22,720
Metro AG                                     3,055      168,135
SAP AG                                         760      135,740
Siemens AG                                   1,846      156,522
                                                     ----------
                                                      1,029,261
                                                     ----------
HONG KONG - 0.4%
China Overseas Land & Investment, Ltd.     128,000       31,618
China Telecom Corporation, Ltd.            101,000       37,033
China Unicom, Ltd.                          24,000       18,989
Espirit Holdings, Ltd.                       8,000       48,374
Hong Kong Electric Holdings, Ltd.            7,000       31,971
Hutchison Whampoa, Ltd.                      5,700       53,350
Sun Hung Kai Properties, Ltd.                6,000       60,018
Yue Yuen Industrial Holdings, Ltd.          20,000       55,065
                                                     ----------
                                                        336,418
                                                     ----------
IRELAND - 0.1%
Bank of Ireland                              4,047       67,386
                                                     ----------
ITALY - 0.4%
Eni SpA                                      7,380      184,776
Telecom Italia Mobile SpA                   14,625      109,335
UniCredito Italiano SpA                      9,160       52,667
                                                     ----------
                                                        346,778
                                                     ----------

                                                         See accompanying notes.

                                                                        SERIES N
Schedule of Investments                        (MANAGED ASSET ALLOCATION SERIES)
December 31, 2004

                                           NUMBER      MARKET
                                          OF SHARES    VALUE
FOREIGN COMMON STOCKS (CONTINUED)
JAPAN - 2.1%
Aiful Corporation**                            600   $   65,990
Aioi Insurance Company, Ltd.                16,000       73,856
Bank of Yokohama, Ltd.                       9,000       56,739
Canon, Inc.                                  1,900      102,537
Eisai Company, Ltd.                          1,100       36,176
Electric Power Development Company, Ltd.*      300        8,402
Fanuc, Ltd.                                    900       58,846
Goldcrest Company, Ltd.                        530       36,723
Honda Motor Company, Ltd.                      700       36,274
Inpex Corporation*                               2       10,091
KDDI Corporation                                13       70,030
Kaneka Corporation                           5,000       56,602
Kirin Brewery Company, Ltd.                  5,000       49,234
Kobayashi Pharmaceutical Company, Ltd.       1,500       40,475
Kyocera Corporation                            600       46,199
Matsumotokiyoshi Company, Ltd.               1,000       28,496
Mitsubishi Corporation                       7,000       90,446
Misubishi Heavy Industries, Ltd.            16,000       45,438
Mitsui Sumitomo Insurance Company, Ltd.      5,000       43,427
NEC Soft, Ltd.                                 600       19,030
NSK, Ltd.                                    7,000       35,181
Nikon Corporation                            4,000       49,419
Nippon Steel Corporation                    38,000       93,081
Nippon Yusen Kabushiki Kaisha               11,000       59,256
Noritsu Koki Company, Ltd.                     500       11,491
Pioneer Corporation                          2,500       48,795
Sony Corporation                             2,200       85,020
Sumitomo Electric Industries, Ltd.           3,000       32,644
Sumitomo Mitsui Financial Group, Inc.           12       87,245
TDK Corporation                                500       37,035
Takeda Pharmaceutical Company, Ltd.          1,500       75,534
Tohoku Electric Power Company, Inc.          4,800       86,191
Toshiba Corporation                         12,000       51,527
Toyota Motor Corporation                     5,700      231,961
Uniden Corporation                           1,000       19,713
                                                     ----------
                                                      1,979,104
                                                     ----------
MALAYSIA - 0.0%
Astro All Asia Networks plc*                 7,800       11,084
                                                     ----------
MEXICO - 0.3%
Cemex S.A. de C.V.                          11,074       80,867
Grupo Financiero Banorte S.A. de C.V.       24,604      154,948
Wal-Mart de Mexico S.A. de C.V.             20,000       68,718
                                                     ----------
                                                        304,533
                                                     ----------
NETHERLANDS - 0.5%
ABN Amro Holding N.V.                        2,847       75,422
ASML Holding NV*                             3,123       50,133
Corio N.V.                                     596       34,916
ING Groep N.V.                               2,612       79,031
Koninklijke (Royal) KPN N.V.                 7,888       74,945
Koninklijke (Royal) Philips
  Electronics N.V.                           1,499       39,752
TPG N.V.                                     2,236       60,725
                                                     ----------
                                                        414,924
                                                     ----------
NORWAY - 0.1%
Norsk Hydro ASA                                445       35,047
Statoil ASA                                  5,647       88,574
Yara International ASA*                        632        8,322
                                                     ----------
                                                        131,943
                                                     ----------
SINGAPORE - 0.1%
DBS Group Holdings, Ltd.                     7,000       69,039
SembCorp Industries, Ltd.                   62,000       61,529
                                                     ----------
                                                        130,568
                                                     ----------
SPAIN - 0.3%
Acciona S.A.                                 1,193      105,565
Banco Santander Central Hispano S.A.         6,913       85,790
Gestevision Telecinco S.A.*                    400        8,253
Iberdrola S.A.                               3,686       93,691
                                                     ----------
                                                        293,299
                                                     ----------
SWEDEN - 0.6%
Nordea Bank AB                              16,095      162,272
SSAB Svenskt Stal AB                         3,452       83,113
Skandinaviska Enskilda Banken AB             5,244      101,402
Svenska Handelsbanken AB                     4,839      125,974
Tele2 AB (Cl.B)                              1,856       72,895
                                                     ----------
                                                        545,656
                                                     ----------
SWITZERLAND - 0.5%
Credit Suisse Group*                         2,752      115,685
Nestle S.A.                                    476      124,536
Novartis AG                                  5,135      258,760
                                                     ----------
                                                        498,981
                                                     ----------
UNITED KINGDOM - 2.6%
Aegis Group plc                             32,835       67,926
Alliance & Leicester plc                     2,985       52,180
Allied Domecq plc                            5,837       57,321
Anglo American plc                           1,631       38,453
Arriva plc                                   7,908       81,872
AstraZeneca plc                              1,227       44,405
Aviva plc                                    3,547       42,664
BAE Systems plc                             13,783       60,929
BP plc                                      13,726      133,608
Barclays plc                                23,523      264,423
Bradford & Bingley plc                       9,640       62,233
Centrica plc                                23,240      105,300
GlaxoSmithKline plc ADR                      6,309      148,017
Guinness Peat Group plc**                   17,527       27,472
HBOS plc                                     8,150      132,610
HSBC Holdings plc                            3,577       60,400
J. Sainsbury plc                             6,584       34,256
mmO2 plc*                                   48,114      113,389
Persimmon plc                                3,147       41,629
RMC Group plc                                5,392       87,889
Royal & Sun Alliance Insurance Group plc    16,565       24,727
Royal Bank of Scotland Group plc             5,874      197,582
Shell Transport & Trading Company plc       19,834      168,977
Tesco plc                                   11,955       73,792
Unilever plc                                11,564      113,617
Vodafone Group plc                          13,782       37,309
WPP Group plc                                7,546       83,014
Whitbread plc                                3,648       59,322
                                                     ----------
                                                      2,415,316
                                                     ----------

                                                         See accompanying notes.

                                                                        SERIES N
Schedule of Investments                        (MANAGED ASSET ALLOCATION SERIES)
December 31, 2004

                                          PRINCIPAL
                                          AMOUNT OR
                                           NUMBER      MARKET
                                          OF SHARES    VALUE
FOREIGN COMMON STOCKS (CONTINUED)
TOTAL FOREIGN STOCKS
  (cost $7,971,943)                                  $11,065,045
                                                     -----------
PREFERRED STOCKS - 0.0%
APPAREL, ACCESSORIES & LUXURY GOODS - 0.0%
Anvil Holdings, Inc. (Cl.B)                    469         4,690
                                                     -----------
TOTAL PREFERRED STOCKS
  (cost $6,135)                                            4,690
                                                     -----------
FOREIGN PREFERRED STOCKS - 0.1%
GERMANY - 0.1%
Porsche AG                                      99        63,178
                                                     -----------
TOTAL FOREIGN PREFERRED STOCKS
  (cost $41,829)                                          63,178
                                                     -----------
WARRANTS - 0.0%
Lucent Technologies, Inc.*                     129           204
Travelcenters of America, Inc.*                150           750
                                                     -----------
                                                             954
TOTAL WARRANTS
  (cost $2)                                                  954
                                                     -----------
MUNICIPAL BONDS - 0.1%
KANSAS - 0.0%
Kansas State Development Financial
  Authority Revenue, 5.501% - 2034        $ 30,000        30,606
                                                     -----------
NEW YORK - 0.1%
New York, NY General Obligation,
  5.00% - 2015                            $  60,000       64,577
                                                     -----------
OREGON - 0.0%
Oregon State Taxable Pension,
  5.892% - 2027                           $  15,000       16,177
                                                     -----------
TOTAL MUNICIPAL BONDS
  (cost $109,094)                                        111,360
                                                     -----------
CORPORATE BONDS - 13.2%
AEROSPACE & DEFENSE - 0.2%
BE Aerospace, Inc.:
  8.50% - 2010                            $  25,000       27,500
  8.875% - 2011                           $  25,000       26,125
Boeing Company, 8.75% - 2021              $  20,000       26,726
GenCorp, Inc., 9.50% - 2013               $  50,000       55,750
Sequa Corporation, 9.00% - 2009           $  25,000       28,187
                                                     -----------
                                                         164,288
                                                     -----------
AUTOMOTIVE - 0.4%
Adesa, Inc., 7.625% - 2012                $  25,000       26,375
Advanced Accessory Systems,
  10.75% - 2011                           $  25,000       23,750
Asbury Automotive Group, Inc.,
  8.00% - 2014                            $  25,000       24,750
DaimlerChrysler N.A. Holdings,:
  2.94% - 2007(3)                         $  35,000       35,115
  6.50% - 2013                            $  50,000       54,231
Eagle-Picher Industries, Inc.,
9.75% - 2013                              $  25,000       25,000

AUTOMOTIVE (CONTINUED)
Ford Motor Credit Company,
  3.24% - 2006(3)                            25,000     24,969
General Motors Corporation,
  8.375% - 2033                              70,000     72,526
Lear Corporation, 5.75% - 2014(1)            20,000     20,189
TRW Automotive, Inc., 9.375% - 2013          67,000     77,720
Williams Scotsman, Inc., 10.00% - 2008       25,000     27,750
                                                     ---------
                                                       412,375
                                                     ---------
BANKING - 0.5%
ABN Amro Bank N.V., 7.125% - 2007            35,000     37,874
Bank One Corporation, 5.25% - 2013           75,000     77,023
BB&T Corporation, 6.50% - 2011               20,000     22,308
Countrywide Home Loan, 4.125% - 2009         45,000     44,798
First Union Corporation, 6.40% - 2008        20,000     21,689
General Motors Acceptance Corporation,
  7.25% - 2011                               60,000     62,818
Northern Trust Company, 4.60% - 2013         25,000     24,599
US Bank NA, 2.87% - 2007                     40,000     39,654
Webster Financial Corporation,
  5.125% - 2014                              45,000     44,718
Wells Fargo & Company, 2.59% - 2007(3)       55,000     55,024
                                                     ---------
                                                       430,505
                                                     ---------
BROKERAGE - 0.3%
BCP Caylux Holdings LUX SCA,
  9.625% - 2014(1)                           25,000     28,188
Citigroup, Inc., 5.00% - 2014                60,000     60,289
Franklin Resources, Inc.,
  3.70% - 2008                               15,000     14,965
Goldman Sachs Group, Inc.,
  6.345% - 2034                              90,000     93,717
Morgan Stanley, 3.625% - 2008                70,000     69,617
                                                     ---------
                                                       266,776
                                                     ---------
BUILDING MATERIALS - 0.5%
Associated Materials, Inc.:
  9.75% - 2012                               25,000     27,937
  0.00% - 2014(2)                            25,000     18,000
Building Materials Corporation,
  7.75% - 2014(1)                            25,000     25,219
Celulosa Arauco y Constitucion S.A.,
  5.125% - 2013                              40,000     39,614
Centex Corporation, 4.55% - 2010             35,000     34,824
Kopper's, Inc., 9.875% - 2013                25,000     28,500
Masco Corporation, 5.875% - 2012             70,000     75,019
Norcraft Companies/Finance,
  9.00% - 2011                               25,000     27,000
RMCC Acquisition Company,
  9.50% - 2012(1)                            25,000     24,938
Riverside Forest Products, Ltd.,
  7.875% - 2014                              25,000     27,500
Texas Industries, Inc., 10.25% - 2011        25,000     29,250
US Concrete, Inc., 8.375% - 2014             25,000     26,937
WII Components, Inc., 10.00% - 2012          50,000     50,000
                                                     ---------
                                                       434,738
                                                     ---------

                                                         See accompanying notes.

                                                                        SERIES N
Schedule of Investments                        (MANAGED ASSET ALLOCATION SERIES)
December 31, 2004

                                          PRINCIPAL   MARKET
                                           AMOUNT      VALUE
CORPORATE BONDS (CONTINUED)
CAPITAL GOODS - OTHER - 0.1%
AGCO Corporation, 9.50% - 2008            $  25,000  $  26,625
Rexnord Corporation, 10.125% - 2012          25,000     28,250
                                                     ---------
                                                        54,875
                                                     ---------
CHEMICALS - 0.4%
ARCO Chemical Company, 9.80% - 2020          25,000     28,500
Borden US Fin/Nova Scotia,
  9.00% - 2014(1)                            25,000     27,750
Canwest Media, Inc., 8.00% - 2012(1)         34,875     37,403
Crystal US Holdings, 0.00% - 2014(1,2)       25,000     17,125
Dow Chemical Company, 6.125% - 2011          30,000     32,859
Huntsman LLC, 11.625% - 2010                 50,000     59,125
IMC Global, Inc., 10.875% - 2013             25,000     31,250
MacDermid, Inc., 9.125% - 2011               50,000     55,500
Omnova Solutions, Inc., 11.25% - 2010        25,000     28,125
Resolution Performance, 9.50% - 2010         25,000     27,062
Rhodia S.A., 7.625% - 2010                   25,000     25,063
                                                     ---------
                                                       369,762
                                                     ---------
COMMUNICATIONS - OTHER - 0.1%
Belo Corporation, 8.00% - 2008               20,000     22,601
International Business Machines
  Corporation, 4.25% - 2009                  55,000     55,651
News America, Inc., 6.20% - 2034(1)          25,000     25,338
                                                     ---------
                                                       103,590
                                                     ---------
CONSTRUCTION MACHINERY - 0.1%
Navistar International Corporation,
  7.50% - 2011                               25,000     26,812
Shaw Group, Inc., 10.75% - 2010              25,000     27,563
                                                     ---------
                                                        54,375
                                                     ---------
CONSUMER PRODUCTS - 0.3%
American Achievement Corporation,
  8.25% - 2012                               25,000     25,938
Bunge, Ltd. Finance Corporation,
  4.375% - 2008                              50,000     50,384
Chattem, Inc., 7.00% - 2014                  25,000     25,750
Couche-Tard US/Finance, 7.50% - 2013         25,000     26,812
FTD, Inc., 7.75% - 2014                      25,000     25,750
Jostens Holding Corporation,
  0.00% - 2013(2)                            50,000     35,500
Jostens IH Corporation, 7.625% - 2012(1)     25,000     26,000
Rayovac Corporation, 8.50% - 2013            25,000     27,750
Riddell Bell Holdings, 8.375% - 2012(1)      25,000     25,875
Sealy Mattress Company, 8.25% - 2014         25,000     26,500
                                                     ---------
                                                       296,259
                                                     ---------
DISTRIBUTORS - 0.1%
FerrellGas Partners LP, 8.75% - 2012         25,000     27,250
Sempra Energy, 6.00% - 2013                  45,000     48,028
                                                     ---------
                                                        75,278
                                                     ---------
DIVERSIFIED MANUFACTURING - 0.2%
Hawk Corporation, 8.75% - 2014(1)            25,000     25,625
Hutchison Whampoa International, Ltd.,
  6.50% - 2013(1)                            35,000     37,719
J.B. Poindexter & Company,
  8.75% - 2014(1)                            25,000     26,562
JLG Industries, Inc., 8.375% - 2012          25,000     26,750
MAAX Corporation, 9.75% - 2012(1)            25,000     26,438
Valmont Industries, Inc., 6.875% - 2014      25,000     26,000
                                                     ---------
                                                       169,094
                                                     ---------
ELECTRIC - 1.0%
AES Corporation:
  8.875% - 2011                              50,000     57,125
  9.00% - 2015(1)                            25,000     28,625
AMI Semiconductor, Inc., 10.75% - 2013       16,000     18,800
Alabama Power Company, 2.57% - 2009(3)       35,000     34,997
Appalachian Power Company,
  4.80% - 2005                               45,000     45,381
Black Hills Corporation, 6.50% - 2013        40,000     40,996
CE Electric UK Funding Company,
  6.995% - 2007(1)                           35,000     37,439
CMS Energy Corporation, 9.875% - 2007        25,000     27,937
CenterPoint Energy, Inc., 5.875% - 2008      30,000     31,392
Cleveland Electric Illuminating Company,
  5.65% - 2013                               40,000     41,484
Dominion Resources, Inc., 5.00% - 2013       30,000     30,184
Exelon Generation Company LLC,
  5.35% - 2014                               35,000     35,888
Midwest Generation LLC, 8.75% - 2034         25,000     28,375
NRG Energy, Inc., 8.00% - 2013(1)            25,000     27,250
PPL Capital Funding, 4.33% - 2009            45,000     44,476
PSE&G Power LLC, 8.625% - 2031               30,000     39,833
Pacific Gas & Electric Company:
  2.72% - 2006(3)                             9,000      9,007
  6.05% - 2034                               35,000     36,352
Pinnacle West Capital Corporation,
  6.40% - 2006                               40,000     41,167
Progress Energy, Inc., 6.75% - 2006          25,000     25,941
Public Service Company of New Mexico,
  4.40% - 2008                               40,000     40,334
Puget Sound Energy, Inc.,
  2.801% - 2006(3)                           45,000     45,018
Sanmina Corporation, 10.375% - 2010          25,000     28,687
Sierra Pacific Resources, 8.625% - 2014      25,000     28,250
Suburban Propane Partners,
  6.875% - 2013                              25,000     25,500
TNP Enterprises, Inc., 10.25% - 2010         25,000     26,688
TXU Energy Company LLC,
  2.838% - 2006(1,3)                         10,000     10,027
Western Power Distributors Holdings,
  6.875% - 2007(1)                           25,000     26,672
                                                     ---------
                                                       913,825
                                                     ---------

                                                         See accompanying notes.

                                                                        SERIES N
Schedule of Investments                        (MANAGED ASSET ALLOCATION SERIES)
December 31, 2004

                                          PRINCIPAL   MARKET
                                           AMOUNT      VALUE
CORPORATE BONDS (CONTINUED)
ENERGY - INDEPENDENT - 0.1%
Forest Oil Corporation, 8.00% - 2011      $  25,000  $  28,563
Range Resources Corporation,
7.375% - 2013                                25,000     26,813
                                                     ---------
                                                        55,376
                                                     ---------
ENERGY - INTEGRATED - 0.1%
Amerada Hess Corporation,
  7.875% - 2029                              30,000     35,496
ConocoPhillips, 5.90% - 2032                 40,000     41,851
Westar Energy, Inc., 7.875% - 2007           25,000     27,186
                                                     ---------
                                                       104,533
                                                     ---------
ENERGY - OTHER - 0.0%
Dresser-Rand Group, Inc.,
  7.375% - 2014(1)                           25,000     25,500
                                                     ---------
ENTERTAINMENT - 0.2%
AMF Bowling Worldwide, 10.00% - 2010         25,000     26,687
Cinemark, Inc., 0.00% - 2014(2)              25,000     18,875
International Speedway Corporation,
  4.20% - 2009                               20,000     19,898
K2, Inc., 7.375% - 2014(1)                   25,000     27,375
LCE Acquisition Corporation,
  9.00% - 2014(1)                            25,000     27,063
Six Flags, Inc. 8.875% - 2010                25,000     25,312
Universal City Development,
  11.75% - 2010                              50,000     59,063
                                                     ---------
                                                       204,273
                                                     ---------
ENVIRONMENTAL - 0.2%
Allied Waste North America:
  8.875% - 2008                              25,000     26,750
  7.875% - 2013                              25,000     25,625
Casella Waste Systems, Inc.,
  9.75% - 2013                               25,000     27,625
IESI Corporation, 10.25% - 2012              25,000     29,250
Synagro Technologies, Inc.,
  9.50% - 2009                               25,000     27,250
Weyerhaeuser Company,
  7.375% - 2032                              10,000     11,858
                                                     ---------
                                                       148,358
                                                     ---------
FINANCIAL - OTHER - 0.2%
Alamosa Delaware, Inc.,
  8.50% - 2012                               50,000     54,625
Dollar Financial Group, Inc.,
  9.75% - 2011                               25,000     27,125
Encana Holdings Financial Corporation,
  5.80% - 2014                               45,000     47,974
IPC Acquisition Corporation,
  11.50% - 2009                              25,000     27,375
Orion Power Holdings, Inc.,
  12.00% - 2010                              25,000     31,750
                                                     ---------
                                                       188,849
                                                     ---------

FINANCIAL COMPANIES - CAPTIVE - 0.1%
Ford Motor Credit Company,
  5.625% - 2008                             105,000    107,328
                                                     ---------
FINANCIAL COMPANIES - NONCAPTIVE
CONSUMER - 0.2%
Household Finance Corporation,
  6.375% - 2012                              30,000     33,146
International Lease Finance
Corporation, 6.375% - 2009                   40,000     43,320
SLM Corporation:
  2.30% - 2009(3)                            55,000     55,000
  4.31% - 2009(3)                            35,000     34,917
Williams Scotsman, Inc.,
  9.875% - 2007                              25,000     25,000
                                                     ---------
                                                       191,383
                                                     ---------
FINANCIAL COMPANIES - NONCAPTIVE
 DIVERSIFIED - 0.3%
CIT Group, Inc.:
  2.875% - 2006                              20,000     19,792
  7.75% - 2012                               45,000     53,267
General Electric Capital Corporation,
  6.00% - 2012                               60,000     65,402
John Deere Capital Corporation,
  7.00% - 2012                               45,000     51,883
MBNA America Bank, 4.625% - 2009             45,000     45,818
Refco Finance Holdings, 9.00% - 2012(1)      25,000     27,375
                                                     ---------
                                                       263,537
                                                     ---------
FOOD & BEVERAGE - 0.4%
Agrilink Foods, Inc., 11.875% - 2008          6,000      6,247
B&G Foods Holding Corporation,
  8.00% - 2011                               25,000     26,625
Dole Foods Company, Inc.,
  8.875% - 2011                              25,000     27,188
Eircom Funding, 8.25% - 2013                 25,000     27,625
Kraft Foods, Inc., 5.625% - 2011             45,000     47,652
Le-Nature's, Inc., 9.00% - 2013(1)           25,000     27,625
McCormick & Company, Inc.,
  6.40% - 2006                               65,000     67,417
Miller Brewing Company, 5.50% - 2013(1)      55,000     57,489
Pantry, Inc., 7.75% - 2014                   25,000     26,625
Pinnacle Foods Holding, Inc.,
  8.25% - 2013(1)                            25,000     23,812
Reddy Ice Holdings, Inc.,
  0.00% - 2012(1,2)                          25,000     17,250
Travelcenters of America, Inc.,
  12.75% - 2009                              50,000     56,625
                                                     ---------
                                                       412,180
                                                     ---------

                                                         See accompanying notes.

                                                                        SERIES N
Schedule of Investments                        (MANAGED ASSET ALLOCATION SERIES)
December 31, 2004

                                          PRINCIPAL   MARKET
                                           AMOUNT      VALUE
CORPORATE BONDS (CONTINUED)
GAMING - 0.3%
American Casino & Entertainment,
  7.85% - 2012                            $  25,000  $  26,562
Ameristar Casinos, Inc., 10.75% - 2009       25,000     27,875
GTECH Holdings Corporation,
  4.50% - 2009(1)                            20,000     19,999
Harrah's Operating Company, Inc.,
  5.50% - 2010                               20,000     20,702
MGM Mirage, Inc., 6.75% - 2012               25,000     26,313
Mirage Resorts, Inc., 6.75% - 2008           25,000     26,281
Penn National Gaming, Inc.,
  11.125% - 2008                             25,000     26,688
Premier Entertainment Biloxi/Finance,
  10.75% - 2012                              25,000     27,313
Station Casinos, Inc., 6.50% - 2014          25,000     25,688
Turning Stone Casino, 9.125% - 2010(1)       25,000     27,062
Venetian Casino Resort, LLC,
  11.00% - 2010                              50,000     57,063
                                                     ---------
                                                       311,546
                                                     ---------
HEALTH CARE - 0.4%
AmeriPath, Inc., 10.50% - 2013               25,000     26,563
Amgen, Inc., 4.00% - 2009(1)                 25,000     24,922
Concentra Operating Corporation,
  9.125% - 2012(1)                           25,000     28,250
Fisher Scientific International, Inc.,
  8.125% - 2012                              22,000     24,420
Genesis HealthCare Corporation,
  8.00% - 2013                               25,000     27,125
Highmark, Inc., 6.80% - 2013(1)              30,000     32,722
Hospira, Inc., 4.95% - 2009                  45,000     45,969
InSight Health Services Corporation,
  9.875% - 2011                              25,000     25,250
Inverness Medical Innovations, Inc.,
  8.75% - 2012(1)                            25,000     26,125
Triad Hospitals, Inc., 7.00% - 2013          25,000     25,563
US Oncology, Inc., 9.00% - 2012(1)           25,000     27,937
Vanguard Health, 9.00% - 2014(1)             25,000     26,750
Vicar Operating, Inc., 9.875% - 2009         25,000     27,375
                                                     ---------
                                                       368,971
                                                     ---------
HOME CONSTRUCTION - 0.2%
Lennar Corporation, 5.50% - 2014(1)          35,000     35,476
NVR, Inc., 5.00% - 2010                      30,000     30,000
Pulte Homes, Inc., 7.875% - 2011             35,000     40,603
WCI Communities, Inc.:
  10.625% - 2011                             25,000     27,750
  9.125% - 2012                              25,000     27,750
                                                     ---------
                                                       161,579
                                                     ---------

INDUSTRIAL - OTHER - 0.1%
Brand Intermediate Holding,
  13.0% - 2013(1)                            26,625     28,356
Coleman Cable, Inc., 9.875% - 2012(1)        25,000     26,563
National Waterworks, Inc., 10.50% - 2012     25,000     28,125
                                                     ---------
                                                        83,044
                                                     ---------
INSURANCE - LIFE - 0.5%
AIG Sunamerica Global Finance XII,
  5.30% - 2007(1)                            70,000     72,726
Allstate Financial Global Funding,
  5.25% - 2007(1)                            45,000     46,516
Genworth Financial, Inc., 5.75% - 2014       40,000     42,316
John Hancock Global Funding II,
  5.625% - 2006(1)                           65,000     66,991
MetLife, Inc., 6.125% - 2011                 50,000     54,339
NLV Financial Corporation, 7.50% - 2033(1)   30,000     32,143
Nationwide Financial Services, Inc.,
  5.90% - 2012                               50,000     52,798
Principal Life Global, 5.125% - 2013(1)      45,000     45,619
Prudential Financial, Inc., 3.75% - 2008     35,000     34,801
                                                     ---------
                                                       448,249
                                                     ---------
INSURANCE - PROPERTY & CASUALTY - 0.1%
Ace INA Holdings, Inc., 5.875% - 2014        35,000     35,856
Fund American Companies, Inc.,
  5.875% - 2013                              45,000     45,799
Nationwide Mutual Insurance Company,
  6.60% - 2034(1)                            25,000     25,029
                                                     ---------
                                                       106,684
                                                     ---------
LODGING - 0.0%
John Q. Hammons Hotels, LP,
  8.875% - 2012                              25,000     28,250
                                                     ---------
MEDIA - CABLE - 0.3%
CCO Holdings LLC, Capital Corporation,
  8.75% - 2013                               25,000     25,813
Cablevision Systems Corporation,
  8.00% - 2012(1)                            25,000     26,687
Charter Communications
  LLC/Cap, 8.00% - 2012(1)                   25,000     26,000
Comcast Cable Communications
Holdings, 8.375% - 2013                      45,000     55,489
Echostar DBS Corporation,
  6.625% - 2014(1)                           25,000     25,312
Hearst-Argyle Television, Inc.,
  7.00% - 2018                               30,000     33,639
Insight Midwest, 10.50% - 2010               25,000     27,375
Rogers Cable, Inc., 5.50% - 2014             40,000     37,700
Superior Essex Company & Essex Group,
  9.00% - 2012                               25,000     25,750
                                                     ---------
                                                       283,765
                                                     ---------

                                                         See accompanying notes.

                                                                        SERIES N
Schedule of Investments                        (MANAGED ASSET ALLOCATION SERIES)
December 31, 2004

                                          PRINCIPAL   MARKET
                                           AMOUNT      VALUE
CORPORATE BONDS (CONTINUED)
MEDIA - NONCABLE - 0.7%
AOL Time Warner, Inc., 7.625% - 2031       $ 40,000   $ 48,390
Advanstar Communications, Inc.,
  10.75% - 2010                              25,000     28,219
Affinity Group, Inc., 9.00% - 2012           25,000     27,063
CanWest Media, Inc., 10.625% - 2011          25,000     28,062
Chancellor Media Corporation,
  8.00% - 2008                               25,000     28,070
Coinmach Corporation, 9.00% - 2010           17,000     17,765
Dex Media Finance/East LLC:
  9.875% - 2009                              25,000     28,469
  12.125% - 2012                             32,000     39,000
Dex Media Finance/West:
  8.50% - 2010                               25,000     27,813
  9.875% - 2013                              23,000     26,507
Dex Media, Inc., 8.00% - 2013                25,000     27,063
Fisher Communications, Inc.,
  8.625% - 2014(1)                           25,000     27,000
Houghton Mifflin Company:
  0.00% - 2013(2)                            25,000     18,375
  9.875% - 2013                              25,000     27,375
Liberty Group Operating, Inc.,
  9.375% - 2008                              25,000     25,375
Quebecor Media, Inc., 11.125% - 2011         50,000     57,125
Reader's Digest Association, Inc.,
  6.50% - 2011                               25,000     26,125
RH Donnelley Finance Corporation:
  8.875% - 2010                              25,000     27,875
  10.875% - 2012                             50,000     59,375
Warner Music Group, 7.375% - 2014(1)         25,000     25,625
XM Satellite Radio, Inc., 12.00% - 2010      15,000     17,719
                                                     ---------
                                                       638,390
                                                     ---------
METALS & MINING - 0.6%
Alcan, Inc., 6.125% - 2033                   40,000     42,335
Allegheny Technologies, Inc.,
  8.375% - 2011                              75,000     83,250
Alpha Natural Resources, 10.00% - 2012(1)    25,000     28,500
Autocam Corporation, 10.875% - 2014          25,000     24,750
Century Aluminum Company,
  7.50% - 2014(1)                            25,000     26,625
Compass Minerals International, Inc.,
  0.00% - 2013(2)                            50,000     40,500
Earle M. Jorgensen Company,
  9.75% - 2012                               50,000     56,250
Euramax International plc, 8.50% - 2011      25,000     26,687
Foundation PA Coal Company,
  7.25% - 2014(1)                            25,000     26,625
Freeport McMoran Resource Partners,
  7.00% - 2008                               75,000     78,375
Gerdau Ameristeel Corporation,
  10.375% - 2011                             25,000     29,312
Ispat Inland ULC, 9.75% - 2014               16,000     19,760
Russel Metals, Inc., 6.375% - 2014           25,000     25,375
TriMas Corporation, 9.875% - 2012            25,000     26,500
                                                     ---------
                                                       534,844
                                                     ---------

OIL FIELD SERVICES - 0.5%
Baker Hughes, Inc., 6.875% - 2029            55,000     64,199
Chesapeake Energy Corporation,
  9.00% - 2012                               25,000     28,563
Devon Financing Corporation, ULC,
  7.875% - 2031                              35,000     44,068
Diamond Offshore Drilling,
  5.15% - 2014(1)                            25,000     25,283
Encore Acquisition Company,
  8.375% - 2012                              25,000     27,812
Halliburton Company, 2.86% - 2007(1,3)       45,000     45,016
Hanover Compressor Company,
  9.00% - 2014                               25,000     27,813
Hilcorp Energy/Finance,
  10.50% - 2010(1)                           50,000     56,500
Pemex Project Funding Master Trust:
  3.79% - 2010(1,3)                          45,000     46,170
  7.375% - 2014                              30,000     33,345
Petroleum Geo-Services, 10.00% - 2010        25,000     28,500
Pioneer Natural Resources Company,
  5.875% - 2016                              20,000     20,894
Pride International, Inc., 7.375% - 2014     25,000     27,313
XTO Energy, Inc., 6.25% - 2013               30,000     32,832
                                                     ---------
                                                       508,308
                                                     ---------
PACKAGING - 0.2%
BWAY Corporation, 10.00% - 2010              25,000     26,000
Graphic Packaging International
  Corporation, 8.50% - 2011                  25,000     27,313
Greif Brothers Corporation,
  8.875% - 2012                              25,000     27,812
Owens-Brockway Glass Containers:
  8.875% - 2009                              25,000     27,156
  8.75% - 2012                               25,000     28,188
Owens-Illinois, Inc., 7.35% - 2008           25,000     26,250
                                                     ---------
                                                       162,719
                                                     ---------
PAPER - 0.2%
Boise Cascade LLC, 7.125% - 2014(1)          25,000     26,437
Longview Fibre Company, 10.00% - 2009        25,000     27,313
Plastipak Holdings, Inc., 10.75% - 2011      25,000     28,125
Sealed Air Corporation, 5.375% - 2008(1)     40,000     41,560
Stone Container Finance, 7.375% - 2014       75,000     79,875
Weyerhaeuser Company, 6.75% - 2012           25,000     28,171
                                                     ---------
                                                       231,481
                                                     ---------
PHARMACEUTICALS - 0.1%
AmerisourceBergen Corporation,
  8.125% - 2008                              25,000     27,813
GlaxoSmithKline Capital, Inc.,
  5.375% - 2034                              30,000     29,800
VWR International, Inc.
  6.875% - 2012(1)                           25,000     26,125
  8.00% - 2014(1)                            25,000     26,687
Wyeth, 6.50% - 2034                          25,000     26,672
                                                     ---------
                                                       137,097
                                                     ---------

                                                         See accompanying notes.

                                                                        SERIES N
Schedule of Investments                        (MANAGED ASSET ALLOCATION SERIES)
December 31, 2004

                                          PRINCIPAL     MARKET
                                           AMOUNT       VALUE
CORPORATE BONDS (CONTINUED)
PIPELINES - 0.4%
ANR Pipeline Company, 8.875% - 2010      $   25,000   $  28,000
Buckeye Partners:
  5.30% - 2014                               10,000      10,129
  6.75% - 2033                               20,000      22,067
Duke Capital LLC:
  4.302% - 2006                              25,000      25,302
  6.25% - 2013                               40,000      43,231
Dynegy-Roseton Danskamme,
  7.27% - 2010                               25,000      25,250
Kaneb Pipe Line Operating Partnership,
  7.75% - 2012                               20,000      23,130
Kinder Morgan, Inc., 6.50% - 2012            45,000      49,463
Markwest Energy Partners,
  6.875% - 2014(1)                           25,000      25,375
Panhandle Eastern Pipe Line Company,
  4.80% - 2008                               20,000      20,426
Plains All American Pipeline,
  7.75% - 2012                               15,000      17,546
Williams Companies, Inc.:
  7.75% - 2031                               25,000      26,187
  8.75% - 2032                               25,000      28,719
                                                      ---------
                                                        344,825
                                                      ---------
RAILROADS - 0.1%
Canadian National Railway Company,
  6.25% - 2034                               45,000      48,692
Union Pacific Corporation, 6.50% - 2012      55,000      61,258
                                                      ---------
                                                        109,950
                                                      ---------

REAL ESTATE INVESTMENT TRUSTS - 0.4%
BF Saul REIT, 7.50% - 2014                               25,000
  25,750
Developers Diversified Realty Corporation,
  3.875% - 2009                              35,000      34,346
EOP Operating LP, 4.65% - 2010               35,000      35,160
LNR Property Corporation, 7.25% - 2013       25,000      28,156
La Quinta Properties, 8.875% - 2011          50,000      55,750
Reckson Operating Partnership,
  5.15% - 2011                               40,000      40,346
Rouse Company, 8.43% - 2005                 100,000     101,379
Simon Property Group, LP,
  3.75% - 2009                               45,000      44,287
                                                      ---------
                                                        365,174
                                                      ---------
REFINING - 0.0%
Denbury Resources, Inc., 7.50% - 2013        25,000      27,000
                                                      ---------
RESTAURANTS - 0.1%
EPL Intermediate, Inc., 0.00% - 2010(2)      25,000      16,375
O'Charleys, Inc., 9.00% - 2013               25,000      26,750
Perkins Family Restaurants,
  10.125% - 2007                             25,000      25,563
                                                      ---------
                                                         68,688
                                                      ---------

RETAILERS - 0.2%
CVS Corporation, 4.00% - 2009                25,000      24,882
Federated Department Stores, Inc.,
  6.625% - 2011                              35,000      39,113
Jean Coutu Group, Inc., 7.625% - 2012(1)     25,000      26,438
May Department Stores Company,
  3.95% - 2007                               15,000      15,025
Yum! Brands, Inc., 7.70% - 2012              45,000      53,313
                                                      ---------
                                                        158,771
                                                      ---------

SERVICES - 0.1%
Brickman Group, Ltd., 11.75% - 2009          25,000      29,250
Petroleum Helicopters, Inc.,
  9.375% - 2009                              25,000      27,375
Sungard Data Systems, Inc.
  3.75% - 2009                               25,000      24,281
Vertis, Inc., 9.75% - 2009                   25,000      27,125
                                                      ---------
                                                        108,031
                                                      ---------

SUPERMARKETS - 0.0%
Jitney-Jungle Stores, 12.00% - 2006(5,6)     75,000           -
Kroger Company, 8.05% - 2010                 45,000      52,650
                                                      ---------
                                                         52,650
                                                      ---------

TECHNOLOGY - 0.4%
Amkor Technology, Inc., 9.25% - 2008         25,000      25,563
Fairchild Semiconductor International,
  Inc., 10.50% - 2009                        50,000      52,750
Freescale Semiconductor:
  6.875% - 2011                              25,000      26,813
  7.125% - 2014                              25,000      27,125
Lucent Technologies, 5.50% - 2008            25,000      25,688
ON Semiconductor Corporation,
  12.00% - 2010                              16,000      19,760
Solectron Corporation, 9.625% - 2009         25,000      27,500
Stats Chippac, Ltd., 6.75% - 2011(1)         25,000      24,750
Stratus Technologies, Inc.,
  10.375% - 2008                             25,000      22,562
Telex Communications, Inc.,
  11.50% - 2008                              75,000      81,750
UGS Corporation, 10.00% - 2012(1)            25,000      28,438
                                                      ---------
                                                        362,699
                                                      ---------

TELECOMMUNICATIONS - WIRELESS - 0.9%
America Movil S.A. de C.V.,
  5.50% - 2014                               25,000      24,698
Call-Net Enterprises, Inc.,
  10.625% - 2008                             25,000      25,000
Centennial Communications,
  8.125% - 2014                              25,000      25,688
Deutsche Telekom International
  Finance B.V., 8.75% - 2030                 35,000      46,216
FairPoint Communications, Inc.,
  12.50% - 2010                              50,000      54,000
Horizon PCS, Inc., 11.375% - 2012(1)         25,000      28,000
Inmarsat Finance plc, 7.625% - 2012          25,000      26,000
Nextel Communications, Inc.,
  6.875% - 2013                              75,000      81,375

                                                         See accompanying notes.

                                                                       SERIES N
Schedule of Investments                        (MANAGED ASSET ALLOCATION SERIES)
December 31, 2004

                                             PRINCIPAL       MARKET
                                              AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)
TELECOMMUNICATIONS - WIRELESS (CONTINUED)
Primus Telecommunications Group, Inc.,
  8.00% - 2014                               $  25,000     $   22,000
Qwest Services Corporation,
  13.50% - 2010(1)                              50,000         60,125
Rogers Wireless Communications, Inc.,
  9.625% - 2011                                100,000        117,250
Sprint Capital Corporation, 6.90% - 2019        50,000         55,935
Syniverse Technologies, Inc.,
  12.75% - 2009                                 25,000         28,500
Telefonos de Mexico S.A., 4.50% - 2008          20,000         20,133
Telus Corporation, 8.00% - 2011                 30,000         35,552
Time Warner Telecom LLC, 9.75% - 2008           50,000         50,625
Ubiquitel Operating Company,
  9.875% - 2011                                 25,000         28,063
United States Cellular Corporation,
  6.70% - 2033                                  25,000         25,901
US Unwired, Inc., 10.00% - 2012                 25,000         28,188
Verizon Global Funding Corporation,
  7.75% - 2030                                  40,000         49,733
Western Wireless Corporation,
  9.25% - 2013                                  25,000         27,188
                                                           ----------
                                                              860,170
                                                           ----------

TELECOMMUNICATIONS - WIRELINES - 0.1%
AT&T Corporation, 9.05% - 2011                  25,000         28,781
MCI, Inc.:
  7.688% - 2009                                 25,000         25,875
  8.735% - 2014                                 25,000         26,875
                                                           ----------
                                                               81,531
                                                           ----------

TEXTILE - 0.1%
Collins & Aikman Floor Cover,
  9.75% - 2010                                  25,000         26,875
Interface, Inc., 10.375% - 2010                 25,000         28,750
Invista, 9.25% - 2012(1)                        50,000         55,750
                                                           ----------
                                                              111,375
                                                           ----------

TOBACCO - 0.1%
UST, Inc., 6.625% - 2012                        70,000         78,163
                                                           ----------

TRANSPORTATION SERVICES - 0.1%
Laidlaw International, Inc.,
  10.75% - 2011                                 50,000         58,375
                                                           ----------

TOTAL CORPORATE BONDS
  (cost $11,765,975)                                       12,239,386
                                                           ----------

FOREIGN BONDS - 0.5%
BERMUDA - 0.1%
XL Capital, Ltd., 6.50% - 2012                  40,000         43,781
                                                           ----------

CANADA - 0.1%
Canadian Natural Resources, Ltd.,
  7.20% - 2032                                  80,000         94,525
Luscar Coal, Ltd., 9.75% - 2011                 25,000         28,375
                                                           ----------
                                                              122,900
                                                           ----------
CAYMAN ISLANDS - 0.0%
Transocean, Inc., 7.50% - 2031                  30,000         36,926
                                                           ----------

FRANCE - 0.1%
Compagnie Generale de Geophysique S.A.,
  10.625% - 2007                                17,000         17,914
Crown Euro Holdings S.A.,
  10.875% - 2013                                50,000         59,125
France Telecom S.A.,
  8.50% - 2011(2)                               40,000         47,716
                                                           ----------
                                                              124,755
                                                           ----------
IRELAND - 0.1%
MDP Acquisitions plc, 9.625% - 2012             50,000         55,750
                                                           ----------

UNITED KINGDOM - 0.1%
HBOS plc, 6.00% - 2033(1)                       40,000         41,661
                                                           ----------
TOTAL FOREIGN BONDS
  (cost $389,531)                                             425,773
                                                           ----------

FOREIGN GOVERNMENT BONDS - 0.2%

CHILE - 0.1%
Republic of Chile, 5.50% - 2013                 40,000         42,028
                                                           ----------
MEXICO - 0.1%
United Mexican States:
  2.29% - 2009(3)                               35,000         35,473
  6.375% - 2013                                 45,000         47,925
                                                           ----------
                                                               83,398
                                                           ----------

SOUTH AFRICA - 0.0%
Republic of South Africa, 6.50% - 2014          25,000         27,375
                                                           ----------
TOTAL FOREIGN GOVERNMENT BONDS
  (cost $143,774)                                             152,801
                                                           ----------

MORTGAGE BACKED SECURITIES - 8.0%

U.S GOVERNMENT SPONSORED AGENCIES - 6.0%
Federal Farm Credit Bank,
  5.50% - 2028(7)                               57,903          4,057

Federal Home Loan Mortgage Corporation:
  #M80714, 5.00% - 2008                         49,370         50,267
  FHR 2631 IG, 4.50% - 2011(7)                 164,000         13,317
  FHR 2614 IH, 4.50% - 2016(7)                 102,000         15,571
  FHR 2631 PC, 4.50% - 2016                    250,000        254,171
  #E01489, 4.50% - 2018                         44,095         44,053
  #B10343, 5.00% - 2018                         11,226         11,409
  #E99933, 5.00% - 2018                          7,566          7,690
  #E99966, 5.00% - 2018                         40,341         41,000
  #B12065, 4.50% - 2019                         26,559         26,534
  #B13549, 4.50% - 2019                         24,816         24,748
  FHR 2681 PC, 5.00% - 2019                    100,000        102,127
  FHR 2882 YB, 5.00% - 2027                     50,000         50,874
  FHR 2890 PB, 5.00% - 2027                    150,000        152,623
  #1B0527, 4.566% - 2032(3)                     33,781         34,116

                                                         See accompanying notes.

                                                                        SERIES N
Schedule of Investments                        (MANAGED ASSET ALLOCATION SERIES)
December 31, 2004

                                                  PRINCIPAL          MARKET
                                                   AMOUNT            VALUE
MORTGAGE BACKED SECURITIES (CONTINUED)
U.S. GOVERNMENT SPONSORED AGENCIES (CONTINUED)
  #C72128, 6.00% - 2032                          $   118,372      $   122,449
  #C68205, 7.00% - 2032                               20,339           21,556
  #A14854, 5.00% - 2033                               87,283           86,859
  TBA, 6.00% - 2034(4)                               245,000          253,039

Federal National Mortgage Association:
  FNR 2003-92 NM, 3.50% - 2013                        75,000           74,993
  #323322, 6.00% - 2013                              101,131          106,198
  FNR 2002-74 PJ, 5.00% - 2015                       150,000          153,182
  #644982, 5.50% - 2017                              109,214          112,992
  #357280, 6.50% - 2017                               47,216           50,077
  #254720, 4.50% - 2018                              169,286          169,129
  #555526, 5.50% - 2018                              279,616          289,290
  #555693, 5.50% - 2018                              132,116          136,687
  TBA, 5.50% - 2018(4)                                85,000           87,816
  #357475, 4.50% - 2019                              205,463          205,272
  #255357, 5.50% - 2019                              322,247          333,253
  #789885, 5.50% - 2019                               24,351           25,187
  #254514, 5.50% - 2032                                5,150            5,236
  #254550, 6.50% - 2032                               42,679           44,797
  #545759, 6.50% - 2032                              244,740          256,748
  #650075, 6.50% - 2032                               39,068           41,006
  #254983, 5.50% - 2033                              251,909          255,960
  #711117, 5.50% - 2033                               69,877           71,001
  #744692, 5.50% - 2033                               55,977           56,877
  #744750, 5.50% - 2033                               23,860           24,244
  #747387, 5.50% - 2033                               28,746           29,208
  #747549, 5.50% - 2033                                9,771            9,928
  #750362, 5.50% - 2033                               50,024           50,828
  #756190, 5.50% - 2033                               56,264           57,169
  #555417, 6.00% - 2033                              160,546          166,234
  #725220, 5.00% - 2034                              137,146          136,342
  #725238, 5.00% - 2034                              213,496          212,243
  #725249, 5.00% - 2034                               74,944           74,505
  #789292, 5.00% - 2034                               24,744           24,620
  #255028, 5.50% - 2034                               29,626           30,093
  #789293, 5.50% - 2034                              199,706          203,161
  #796104, 5.50% - 2034                               51,652           52,468
  #804395, 5.50% - 2034                              149,937          152,307
  #255459, 6.00% - 2034                               74,209           76,774
  #725690, 6.00% - 2034                               87,193           90,206
  #725704, 6.00% - 2034                              205,642          212,734
  #799644, 6.00% - 2034                              108,658          112,413

Fannie Mae Strip,
  6.50% -2032(7)                                      28,386           5,403
Fannie Mae Whole Loan,
  2.91% - 2033                                        60,000           59,798
                                                                  -----------
                                                                    5,572,839
                                                                  -----------

U.S. GOVERNMENT SPONSORED SECURITIES - 2.0%
Government National Mortgage Association:
  #781312, 7.00% - 2013                               49,637           52,880
  #780766, 7.00% - 2013                               17,057           17,918
  #67365, 11.50% - 2013                                3,115            3,523
  2004-23B, 2.946% - 2019                             55,000           53,439
  #427029, 8.50% - 2026                               10,696           11,708
  #612919, 5.00% - 2033                              315,485          316,165
  #615278, 5.00% - 2033                              131,380          131,664
  #604639, 5.00% - 2033                              109,545          109,782
  II #2102, 8.00% - 2025                               2,233            2,423
  II #3442, 5.00% - 2033                             261,504          261,731
  II #3458, 5.00% - 2033                              74,287           74,332
  II #3490, 6.50% - 2033                              24,794           26,052
  II #3513, 5.00% - 2034                              92,729           92,699
  II #3529, 5.00% - 2034                              23,710           23,703
  II #3500, 5.50% - 2034                             401,851          410,256
  II #3544, 5.50% - 2034                             211,142          215,558
  II #3517, 6.00% - 2034                              75,422           78,128
  II #3612, 6.50% - 2034                              45,593           47,906
                                                                  -----------
                                                                    1,929,867
                                                                  -----------

TOTAL MORTGAGE BACKED SECURITIES
  (cost $7,389,363)                                                 7,502,706
                                                                  -----------

U.S. GOVERNMENT SPONSORED AGENCY BONDS &
 NOTES - 1.1%

Federal Home Loan Bank,
  5.75% - 2012                                        10,000           10,946

Federal Home Loan Mortgage Corporation,
  2.75% - 2008                                       145,000          141,781

Federal National Mortgage Association:
  3.25% - 2008                                       465,000          458,871
  3.375% - 2008                                      185,000          182,617
  6.00% - 2011                                       112,000          123,222
  4.375% - 2012                                      105,000          105,043
                                                                  -----------
                                                                    1,022,480

TOTAL U.S. GOVERNMENT SPONSORED AGENCY BONDS
 & NOTES
 (cost $1,008,658)                                                  1,022,480
                                                                  -----------

U.S. GOVERNMENT SECURITIES - 4.7%

U.S. Treasury Bonds:
  4.00% - 2009                                        35,000           35,666
  4.25% - 2013                                       155,000          155,975
  8.50% - 2020                                        25,000           35,283
  6.25% - 2023                                       210,000          245,856
  6.00% - 2026                                       170,000          194,735
  5.50% - 2028                                       325,000          351,762
  6.25% - 2030                                        25,000           29,889
  5.375% - 2031                                      215,000          232,486

                                                         See accompanying notes.

                                                                        SERIES N
Schedule of Investments                        (MANAGED ASSET ALLOCATION SERIES)
December 31, 2004

                                                  PRINCIPAL          MARKET
                                                   AMOUNT            VALUE
U.S. GOVERNMENT SECURITIES (CONTINUED)
U.S. Treasury Notes:
  1.50% - 2005                                   $   220,000      $   219,845
  1.625% - 2005                                      105,000          104,742
  1.875% - 2005                                      235,000          233,164
  6.50% - 2005                                       510,000          522,411
  1.50% - 2006                                        10,000            9,837
  3.50% - 2006                                       450,000          453,797
  3.00% - 2007                                       400,000          397,531
  3.25% - 2007                                       105,000          105,156
  3.375% - 2008                                      155,000          154,582
  5.00% - 2011                                       630,000          670,679

Treasury Inflation Index,
  2.375% - 2025                                      226,674          242,391
                                                                  -----------
                                                                    4,395,787
                                                                  -----------

TOTAL U.S. GOVERNMENT SECURITIES
  (cost $4,342,568)                                                 4,395,787
                                                                  -----------

ASSET BACKED SECURITIES - 2.8%

AUTO - 0.2%
Capital Auto Receivables Asset Trust,
  2002-2 CTFS, 4.18% - 2007                           37,928           38,104
Chase Manhattan Auto Owner Trust,
  2003-A A4, 2.06% - 2009                             70,000           68,246
Harley-Davidson Motorcycle Trust,
  2001-1 B, 5.29% - 2009                              20,534           20,710
Hyundai Auto Receivables Trust:
  2003-A A4, 3.02% - 2010                             40,000           39,549
  2003-A D, 4.06% - 2010                              20,000           20,121
Morgan Stanley Auto Loan Trust,
  2004-HB1 C, 2.88% - 2011                            28,477           28,375
                                                                  -----------
                                                                      215,105
                                                                  -----------

CREDIT CARDS - 0.5%
Citibank Credit Card Issuance Trust:
  2000-A1 A1, 6.90% - 2007                            50,000           51,494
  2001-C1 C1, 3.15% - 2010(3)                         55,000           56,142
  2004-C1 C1, 3.05% - 2013(3)                        125,000          126,054
MBNA Credit Card Master Trust,
  2000-D C, 8.40% - 2009                             100,000          109,891
World Financial Network Credit Card Master Trust,
  2003-A A2, 2.773% - 2012(3)                        100,000          100,588
                                                                  -----------
                                                                      444,169
                                                                  -----------

HOME EQUITY LOANS - 1.9%
Bank of America Commercial Mortgage, Inc.:
  2004-A 2A2, 4.144% - 2034(3)                        92,277           90,822
  2004-D 2A2, 4.221% - 2034(3)                         6,340            6,309
  2003-L 2A2, 4.30% - 2034(3)                        162,966          163,064
  2004-H, 2A2, 4.808% - 2034(3)                       44,393           44,604
  2004-I, 3A2, 5.00% - 2034(3)                        46,331           46,309
  2003-1 A2, 4.648% - 2036                            75,000           75,289
  2004-6 A1, 3.801% - 2042                            20,000           20,030

BankBoston Home Equity Loan Trust,
  1998-1 A6, 6.35% - 2013                             66,529           67,962
Bear Stearns Commercial Mortgage
  Securities, Inc.,
  2004-PWR6 A1, 3.688% - 2041                         17,000           17,022
Chase Funding Mortgage Loan,
  2002-2 1M1, 5.599% - 2031                           20,000           20,379
Citigroup Commercial Mortgage Trust,
  2004-C2 A1, 3.787% - 2041                           15,000           14,991
Countrywide Home Loans:
  2003-5 AF3, 3.613% - 2030                           75,000           74,915
  2003-60 2A1, 4.968% - 2034(3)                       22,800           22,846
DLJ Commercial Mortgage Corporation,
  1999-CG2 A1B, 7.30% - 2032                          75,000           84,351
GE Capital Commercial Mortgage
  Corporation, 2001-1 A2,
  6.531% - 2033                                      100,000          111,269
GMAC Commercial Mortgage
  Securities, Inc.,
  2001-C2 A2, 6.70% - 2034                           125,000          140,185
Greenwich Capital Commercial
  Funding Corporation,
  2004-GG1 A2, 3.835% - 2036                          85,000           85,206
JP Morgan Chase Commercial
  Mortgage Finance Corporation:
  2001-CIBC A3, 6.26% - 2033                         105,000          115,400
  2001-CIBC A2, 6.244% - 2035                         75,000           80,226
LB-UBS Commercial Mortgage Trust:
  2004-C2 A2, 3.246% - 2029                          125,000          121,628
  2004-C4 A2, 4.567% - 2029                           75,000           76,426
Morgan Stanley Dean Witter Capital,
  2002-TOP7 A2, 5.98% - 2039                         200,000          217,489
Washington Mutual 2004-AR1 A,
  4.229% - 2034                                       48,397           47,974
                                                                  -----------
                                                                    1,744,696
                                                                  -----------

OTHER - 0.2%
CenterPoint Energy Transition Bond Company, LLC,
  2001-1 A4, 5.63% - 2015                             75,000           80,231
Peco Energy Transition Trust, 2001-A A1,
  6.52% - 2010                                       100,000          111,106
                                                                  -----------
                                                                      191,337
                                                                  -----------

TOTAL ASSET BACKED SECURITIES
  (cost $2,638,536)                                                 2,595,307
                                                                  -----------

                                                         See accompanying notes.

                                                                        SERIES N
Schedule of Investments                        (MANAGED ASSET ALLOCATION SERIES)
December 31, 2004

                                                     NUMBER           MARKET
                                                   OF SHARES          VALUE
SHORT TERM INVESTMENTS - 2.1%
State Street General Account
  Money Market Fund                                  284,750      $      284,750

T. Rowe Price Reserve
  Investment Fund                                  1,706,045           1,706,045
                                                                  --------------
                                                                       1,990,795
                                                                  --------------

TOTAL SHORT TERM INVESTMENTS
  (cost $1,990,795)                                                    1,990,795
                                                                  --------------
TOTAL INVESTMENTS - 99.9%
  (cost $81,057,908)                                                  92,965,926
CASH AND OTHER ASSETS, LESS LIABILITIES - 0.1%                           121,532
                                                                  --------------
TOTAL NET ASSETS - 100.0%                                         $   93,087,458
                                                                  ==============

For federal income tax purposes the identified cost of investments owned at December 31, 2004 was $81,833,444.

* Non-income producing security

** Passive Foreign Investment Company

ADR (American Depositary Receipt)

LP (Limited Partnership)

plc (public limited company)

(1) Security is a 144A series. The total market value of 144A securities is $2,127,746 (cost $2,032,146), or 2.3% of total net assets.

(2) Security is a step bond. Rate indicated is rate effective at December
    31,2004.

(3) Variable rate security. Rate indicated is rate effective at December
    31,2004.

(4) Securities represent a "when issued" investment.

(5) Security is fair valued by the Board of Directors. The total market value of fair valued securities amounts ot $0, or 0.0% or net assets.

(6) Security is in default due to bankruptcy.

(7) Interest only security.

                                                         See accompanying notes.

                                                                        SERIES N
                                               (MANAGED ASSET ALLOCATION SERIES)

Statement of Assets and Liabilities
December 31, 2004

ASSETS:
Investments, at value(1) .........................     $ 92,965,926
Cash denominated in a foreign currency,
 at value(2) .....................................            7,952
Receivables:
 Fund shares sold ................................          160,897
 Securities sold .................................          313,561
 Interest ........................................          336,884
 Dividends .......................................           81,348
Foreign taxes recoverable ........................            2,968
Prepaid expenses .................................            1,595
                                                       ------------
Total assets .....................................       93,871,131
                                                       ------------

LIABILITIES:
Payable for:
 Securities purchased ............................          552,873
 Fund shares redeemed ............................           93,469
 Management fees .................................           77,560
 Custodian fees ..................................            5,181
 Transfer agent and administration fees ..........           40,329
 Professional fees ...............................           10,325
 Other ...........................................            3,936
                                                       ------------
Total liabilities ................................          783,673
                                                       ------------
NET ASSETS .......................................     $ 93,087,458
                                                       ============

Net assets consist of:
Paid in capital ..................................     $ 79,737,377
Accumulated undistributed net
 investment income ...............................        1,441,726
Accumulated net realized loss
 on sales of investments and foreign
 currency transactions ...........................             (505)
Net unrealized appreciation in value of
 investments and translation
 of assets and liabilities in foreign currency ...       11,908,860
                                                       ------------
Net assets .......................................     $ 93,087,458
                                                       ============

Capital shares authorized ........................       indefinite
Capital shares outstanding .......................        5,869,487
Net asset value and redemption price
 per share (net assets divided by
 shares outstanding) .............................     $      15.86
                                                       ============
(1) Investments, at cost .........................     $ 81,057,908
(2) Cash denominated in a foreign
    currency, at cost ............................            7,745

Statement of Operations
For the Year Ended December 31, 2004

INVESTMENT INCOME:
 Dividends .......................................     $  1,256,346
 Interest ........................................        1,550,249
                                                       ------------
                                                          2,806,595
 Less: Foreign tax expense .......................          (37,495)
                                                       ------------
 Total investment income .........................        2,769,100
                                                       ------------

EXPENSES:
 Management fees .................................          883,118
 Custodian fees ..................................           63,965
 Transfer/maintenance fees .......................           22,211
 Administration fees .............................          226,929
 Directors' fees .................................            4,636
 Professional fees ...............................           12,904
 Reports to shareholders .........................            6,014
 Other expenses ..................................            4,683
                                                       ------------
 Total expenses ..................................        1,224,460
                                                       ------------
 Net investment income ...........................        1,544,640
                                                       ------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain during the period on:
 Investments .....................................        5,230,547
 Foreign currency transactions ...................           22,272
                                                       ------------
 Net realized gain ...............................        5,252,819
                                                       ------------
Net change in unrealized appreciation
 (depreciation) during the period on:
 Investments .....................................        2,243,267
 Translation of assets and liabilities in
  foreign currencies .............................             (414)
                                                       ------------
 Net unrealized appreciation .....................        2,242,853
                                                       ------------

 Net gain ........................................        7,495,672
                                                       ------------
 Net increase in net assets
  resulting from operations ......................     $  9,040,312
                                                       ============

                                                         See accompanying notes.

                                                                        SERIES N
Statement of Changes in Net Assets             (MANAGED ASSET ALLOCATION SERIES)

                                                                                          YEAR ENDED             YEAR ENDED
                                                                                       DECEMBER 31, 2004      DECEMBER 31, 2003
                                                                                       -----------------      -----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income .........................................................         $  1,544,640           $  1,374,498
 Net realized gain (loss) during the period on investments
  and foreign currency transactions ............................................            5,252,819               (329,566)
 Net change in unrealized appreciation during the period on investments
  and translation of assets and liabilities in foreign currencies ..............            2,242,853             15,026,929
                                                                                         ------------           ------------
 Net increase in net assets resulting from operations ..........................            9,040,312             16,071,861
                                                                                         ------------           ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income .........................................................             (456,463)            (1,282,674)
                                                                                         ------------           ------------
 Total distributions to shareholders ...........................................             (456,463)            (1,282,674)
                                                                                         ------------           ------------

CAPITAL SHARE TRANSACTIONS:
 Proceeds from sale of shares ..................................................           21,550,471             20,905,956
 Distributions reinvested ......................................................              456,463              1,282,674
 Cost of shares redeemed .......................................................          (23,886,592)           (18,356,803)
                                                                                         ------------           ------------
 Net increase (decrease) from capital share transactions .......................           (1,879,658)             3,831,827
                                                                                         ------------           ------------
 Net increase in net assets ....................................................            6,704,191             18,621,014
                                                                                         ------------           ------------

NET ASSETS:
 Beginning of period ...........................................................           86,383,267             67,762,253
                                                                                         ------------           ------------
 End of period .................................................................         $ 93,087,458           $ 86,383,267
                                                                                         ============           ============

 Accumulated undistributed net investment income at end of period ..............         $  1,441,726           $    222,274
                                                                                         ============           ============

CAPITAL SHARE ACTIVITY:
 Shares sold ...................................................................            1,456,044              1,624,766
 Shares reinvested .............................................................               31,052                 90,747
 Shares redeemed ...............................................................           (1,618,357)            (1,457,599)
                                                                                         ------------           ------------
 Total capital share activity ..................................................             (131,261)               257,914
                                                                                         ============           ============

                                                         See accompanying notes.

                                                                        SERIES N
Financial Highlights                           (MANAGED ASSET ALLOCATION SERIES)
Selected data for each share of capital stock outstanding throughout each year

                                                                                                                    YEAR ENDED,
                                                                                                                   DECEMBER 31,
                                                              2004          2003          2002          2001           2000
                                                           ----------    ----------    ----------    ----------    ------------
PER SHARE DATA
Net asset value, beginning of period                       $    14.40    $    11.80    $    13.63    $    16.08     $    16.94
                                                           ----------    ----------    ----------    ----------     ----------
Income (loss) from investment operations:
Net investment income (loss)                                     0.27          0.23          0.30          0.33           0.39
Net gain (loss) on securities (realized and unrealized)          1.27          2.59         (1.59)        (1.10)         (0.52)
                                                           ----------    ----------    ----------    ----------     ----------
Total from investment operations                                 1.54          2.82         (1.29)        (0.77)         (0.13)
                                                           ----------    ----------    ----------    ----------     ----------
Less distributions:
Dividends from net investment income                            (0.08)        (0.22)        (0.54)        (0.44)         (0.04)
Distributions from realized gains                                   -             -             -         (1.24)         (0.69)
                                                           ----------    ----------    ----------    ----------     ----------
Total distributions                                             (0.08)        (0.22)        (0.54)        (1.68)         (0.73)
                                                           ----------    ----------    ----------    ----------     ----------
Net asset value, end of period                             $    15.86    $    14.40    $    11.80    $    13.63     $    16.08
                                                           ==========    ==========    ==========    ==========     ==========

TOTAL RETURN(a)                                                 10.72%        23.90%        (9.63%)       (5.08%)        (0.90%)
                                                           ----------    ----------    ----------    ----------     ----------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                   $   93,087    $   86,383    $   67,762    $   87,348     $   88,581
                                                           ----------    ----------    ----------    ----------     ----------
Ratios to average net assets:
Net investment income (loss)                                     1.75%         1.86%         2.22%         2.34%          2.31%
Total expenses                                                   1.39%         1.23%         1.26%         1.25%          1.25%
Gross expenses(b)                                                1.39%         1.23%         1.26%         1.25%          1.25%
Net expenses(c)                                                  1.39%         1.23%         1.26%         1.25%          1.25%
                                                           ----------    ----------    ----------    ----------    -----------
Portfolio turnover rate                                            79%           98%          116%           98%            44%

(a) Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

(b) Gross expense information reflects expense ratios absent fund expense reductions by the Investment Manager.

(c) Net expense information reflects expense ratios after expense reductions or fee waivers and reduction of custodian expenses.

                                                         See accompanying notes.

                                                                      SERIES  O
Manager's Commentary                                      (EQUITY INCOME SERIES)
February 15, 2005                                                    (unaudited)

                                                            [T. ROWE PRICE LOGO]
                                      Subadvisor, T. Rowe Price Associates, Inc.

[PHOTO OF BRIAN C. ROGERS]
Brain C. Rogers
Portfolio Manager

TO OUR SHAREHOLDERS:

U.S. stocks posted their second consecutive year of gains for the first time since 1998-99.Value shares outstripped growth by an impressive margin in 2004, while small- and mid-cap stocks out-paced large-company shares. The widely followed Dow Jones Industrial Average registered the smallest gain, while the broader market indices, including the S&P 500Index and Nasdaq Composite, were stronger.

MARKET ENVIRONMENT

The Federal Open Market Committee's (FOMC) five rate increases last year, which lifted the fed funds rate target from 1% to 2.25%, failed to dampen the economic boost provided by firm stock prices, low long-term interest rates, tight yields among bonds of various qualities, and a falling dollar. Consumer and housing demand continue to draw support from job gains, income growth and low interest rates. Resilient profit margins, steady cash flow and rising utilization rates underpin capital expenditures.

While employment gains have been somewhat choppy, we believe they are strong enough to gradually reduce the unemployment rate over time. An upturn in the growth of labor costs and higher import prices, driven by a weak dollar, are generating a cyclical rise in inflation. That said, inflation remains relatively low in historic terms, allowing the FOMC to continue to tighten monetary policy gradually in coming months.

The past year ended on a positive note as consumer confidence recovered to the level attained in midsummer. The weakness in recent months was most likely related to uncertainty about employment prospects, spiking oil prices and uneasiness surrounding the election - concerns that moderated during the final weeks of the year. We anticipate continuing economic growth in 2005.

PERFORMANCE REVIEW

The Equity Income Series posted strong absolute results with a return of 14.43%(1) significantly outpacing the S&P 500 Stock Index, which posted a 10.87% return for the 12-month period ended December 31, 2004. This was due to several factors, including a significant underweight in information technology (IT) and strong stock selection plus an underweight in health care. Due to concerns about tech companies' ability to meet second-half earnings projections, IT traded significantly lower in the third quarter and was one of the worst-performing S&P 500 sectors during the year.

Health care badly lagged the market as pharmaceutical stocks were impaired by limited growth prospects, generic competitive pressures, and more recently by Merck's problems with Vioxx and Pfizer's with Celebrex. Within the sector, health care insurer CIGNA boosted relative results because of an improvement in the firm's fundamentals and stronger-than-anticipated performance in its health care business. Cardinal Health, a new portfolio position, rebounded following a series of negative events that drove the stock down in the second and third quarters.

Energy was the best-performing sector in the index over the year thanks to rising energy prices and improved investor sentiment, and an overweight position benefited relative performance. In addition, strong stock selection in the utilities sector enhanced our return versus the benchmark. TXU benefited from a new management team and the sale of non-core assets to improve the company's balance sheet. On a negative note, stock selection in the consumer discretionary sector detracted slightly as New York Times, Dow Jones and Knight-Ridder were hurt by sluggish advertising trends.

OUTLOOK

We are cautious heading into 2005. The market is fairly valued and the corporate profit outlook appears to be moderating; earnings have reached record levels over the past year, and profit growth will likely be pressured by relatively high energy prices and higher short-term interest rates. Additionally, the trade and budget deficits along with the ongoing war in Iraq could make for a tougher environment. Nevertheless, despite these headwinds, we continue to view the economic environment as favorable; corporate balance sheets appear strong with healthy levels of cash, and value stocks should benefit from favorable tax treatments for dividends and capital gains.

Sincerely,

Brian C. Rogers
Portfolio Manager

                                                                       SERIES O
Manager's Commentary                                      (EQUITY INCOME SERIES)
February 15, 2005                                                    (unaudited)


PERFORMANCE

[PERFOMANCE GRAPH]


SBL O INVESTMENT INFORMATION

  DATE             value
--------         ---------
SBL O
  6/1/95         10,000.00
 6/30/95         10,060.00
 9/30/95         10,790.00
12/31/95         11,700.00
 3/31/96         12,270.00
 6/30/96         12,630.00
 9/30/96         13,082.17
12/31/96         14,044.54
 3/31/97         14,445.53
 6/30/97         16,079.54
 9/30/97         17,337.60
12/31/97         18,033.56
 3/31/98         19,638.65
 6/30/98         19,156.52
 9/30/98         17,710.14
12/31/98         19,660.08
 3/31/99         19,475.33
 6/30/99         22,015.59
 9/30/99         20,116.12
12/31/99         20,275.31
 3/31/00         19,664.82
 6/30/00         19,688.30
 9/30/00         21,017.37
12/31/00         22,883.28
 3/31/01         22,229.30
 6/30/01         23,490.03
 9/30/01         21,519.24
12/31/01         23,185.71
 3/31/02         24,248.46
 6/30/02         22,310.39
 9/30/02         18,404.19
12/31/02         20,072.65
 3/31/03         18,838.11
 6/30/03         21,977.80
 9/30/03         22,293.53
12/31/03         25,140.79
 3/31/04         25,592.51
 6/30/04         25,904.05
 9/30/04         26,382.30
12/31/04         28,769.35

S& P 500

             DATE                  value
------------------------------     -----
INCEPTION 6/01/95                10,000.00
                       6/30/95   10,232.00
                       9/30/95   11,045.37
                      12/31/95   11,710.49
                       3/31/96   12,338.58
                       6/30/96   12,891.78
                       9/30/96   13,290.32
                      12/31/96   14,398.75
                       3/31/97   14,784.33
                       6/30/97   17,365.69
                       9/30/97   18,667.97
                      12/31/97   19,204.65
                       3/31/98   21,883.72
                       6/30/98   22,606.56
                       9/30/98   20,357.02
                      12/31/98   24,690.70
                       3/31/99   25,924.50
                       6/30/99   27,751.50
                       9/30/99   26,018.24
                      12/31/99   29,889.36
                       3/31/00   30,576.32
                      06/30/00   29,765.52
                      09/30/00   29,477.60
                      12/31/00   27,173.21
                       3/31/01   23,953.00
                       6/30/01   25,355.62
                       9/30/01   21,636.12
                      12/31/01   23,949.47
                       3/31/02   24,014.56
                       6/30/02   20,798.00
                       9/30/02   17,206.02
                      12/31/02   18,659.17
                       3/31/03   18,071.52
                       6/30/03   20,853.28
                       9/30/03   21,405.18
                      12/31/03   24,011.57
                       3/31/04   24,418.90
                       6/30/04   24,837.49
                       9/30/04   24,371.83
                      12/31/04   26,622.28

                           SBL Fund Series O $28,769
                           S& P 500 Index $26,622

                            $10,000 SINCE INCEPTION

The chart above assumes a hypothetical $10,000 investment in Series O (Equity Income Series) on June 1, 1995 (date of inception), and reflects the fees and expenses of Series O.

PORTFOLIO COMPOSITION BY SECTOR

Consumer Discretionary                  17.31%
Consumer Staples                         7.36
Energy                                   8.96
Financials                              18.65
Health Care                              9.26
Industrials                             12.17
Information Technology                   4.66
Materials                                6.22
Telecommunication Services               5.83
Utilities                                4.59
Convertible Bond                         0.41
Cash & other assets, less liabilities    4.58

AVERAGE ANNUAL RETURNS

                                                 SINCE INCEPTION
PERIODS ENDED 12-31-04(1)   1 YEAR    5 YEARS       (6-1-95)
-------------------------   ------    -------    ---------------
Series O                     14.43%      7.25%       11.65%

-------------------------

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

      The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                                         See accompanying notes.
                                       98

                                                                       SERIES O
Manager's Commentary                                      (EQUITY INCOME SERIES)
February 15, 2005                                                    (unaudited)

PERFORMANCE

INFORMATION ABOUT YOUR SERIES EXPENSES

CALCULATING YOUR ONGOING SERIES EXPENSES

EXAMPLE

As a shareholder of the Series, you incur ongoing costs, including management fees and other series expenses. Performance figures and expense ratios do not reflect fees and expenses associated with an investment in variable insurance products. Shares of a Series of SBL Fund are available only through the purchase of such products. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 - December 31, 2004.

ACTUAL EXPENSES

The first line in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses associated with an investment in variable insurance products. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses associated with an investment in variable insurance products were included, your costs would have been higher.

FUND EXPENSES

                                     BEGINNING        ENDING       EXPENSES PAID
                                   ACCOUNT VALUE   ACCOUNT VALUE      DURING
                                     07-01-04       12-31-04(1)      PERIOD(2)
                                   -------------   -------------   -------------
Series O (Equity Income Series)
  Actual                            $1,000.00       $1,095.70         $5.95
  Hypothetical                       1,000.00        1,019.46          5.74

(1) The actual ending account value is based on the actual total return of the Series for the period July 1, 2004 to December 31, 2004 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2004 to December 31, 2004 was 9.57%.

(2) Expenses are equal to the Series annualized expense ratio 1.13% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                                                        SERIES O
Schedule of Investments                                   (EQUITY INCOME SERIES)
December 31, 2004

                                         PRINCIPAL
                                         AMOUNT OR
                                           NUMBER        MARKET
                                         OF SHARES        VALUE
CONVERTIBLE BOND - 0.4%
COMMUNICATIONS - 0.4%
Lucent Technologies, Inc.,
  8.00% - 2031                          $  895,000     $   995,688
                                                       -----------
TOTAL CONVERTIBLE BOND
  (cost $649,956)                                          995,688
                                                       -----------
PREFERRED STOCKS - 0.4%
AUTOMOBILE MANUFACTURERS - 0.2%
Ford Motor Company Capital Trust II          7,900         417,041
                                                       -----------
LIFE & HEALTH INSURANCE - 0.2%
Unumprovident Corporation                   20,500         622,687
                                                       -----------
TOTAL PREFERRED STOCKS
  (cost $907,500)                                        1,039,728
                                                       -----------
COMMON STOCKS - 93.1%
AEROSPACE & DEFENSE - 4.2%
Honeywell International, Inc.              101,300       3,587,033
Lockheed Martin Corporation                 39,800       2,210,890
Raytheon Company                            56,400       2,190,012
Rockwell Colllins, Inc.                     51,700       2,039,048
                                                       -----------
                                                        10,026,983
                                                       -----------
ALUMINUM - 0.5%
Alcoa, Inc.                                 41,000       1,288,220
                                                       -----------
ASSET MANAGEMENT & CUSTODY BANKS - 1.4%
Janus Capital Group, Inc.                   21,600         363,096
Mellon Financial Corporation                69,800       2,171,478
Northern Trust Corporation                  17,300         840,434
                                                       -----------
                                                         3,375,008
                                                       -----------
BIOTECHNOLOGY - 0.7%
Chiron Corporation*                          2,500          83,325
Medlmmune, Inc.*                            58,500       1,585,935
                                                       -----------
                                                         1,669,260
                                                       -----------
BROADCASTING & CABLE TV - 1.3%
Comcast Corporation*                        94,692       3,151,350
                                                       -----------
COMMUNICATIONS EQUIPMENT - 1.7%
Lucent Technologies, Inc.*                 145,100         545,576
Motorola, Inc.                             115,000       1,978,000
Nokia Oyj ADR                               99,700       1,562,299
                                                       -----------
                                                         4,085,875
                                                       -----------
COMPUTER HARDWARE - 0.8%
Hewlett-Packard Company                     94,499       1,981,644
                                                       -----------
CONSTRUCTION MATERIALS - 0.5%
Vulcan Materials Company                    20,100       1,097,661
                                                       -----------
CONSUMER FINANCE - 0.8%
American Express Company                    33,000       1,860,210
                                                       -----------
DEPARTMENT STORES - 0.5%
May Department Stores Company               39,350       1,156,890
                                                       -----------
DISTRIBUTORS - 0.8%
Genuine Parts Company                       44,900       1,978,294
                                                       -----------
DIVERSIFIED BANKS - 1.9%

Bank of America Corporation                 73,488       3,453,201
Wells Fargo & Company                       18,600       1,155,990
                                                       -----------
                                                         4,609,191
                                                       -----------
DIVERSIFIED CHEMICALS - 2.1%
Dow Chemical Company                        46,800       2,317,068
E.I. du Pont de Nemours & Company           40,600       1,991,430
Hercules, Inc.*                             54,700         812,295
                                                       -----------
                                                         5,120,793
                                                       -----------
DIVERSIFIED COMMERCIAL SERVICES - 0.5%
Cendant Corporation                         42,500         993,650
Dun & Bradstreet Corporation*                2,900         172,985
                                                       -----------
                                                         1,166,635
                                                       -----------
ELECTRIC UTILITIES - 1.8%
FirstEnergy Corporation                     32,757       1,294,229
Progress Energy, Inc.                       16,300         737,412
TXU Corporation                             13,400         865,104
Teco Energy, Inc.                           24,300         372,762
Xcel Energy, Inc.                           61,500       1,119,300
                                                       -----------
                                                         4,388,807
                                                       -----------
ELECTRICAL COMPONENTS & EQUIPMENT - 1.9%
Cooper Industries, Ltd.                     29,888       2,029,096
Emerson Electric Company                    16,300       1,142,630
Rockwell Automation, Inc.                   26,900       1,332,895
                                                       -----------
                                                         4,504,621
                                                       -----------
ELECTRONIC EQUIPMENT MANUFACTURERS - 0.0%
Agilent Technologies, Inc.*                  2,800          67,480
                                                       -----------
ENVIRONMENTAL SERVICES - 0.9%
Waste Management, Inc.                      69,922       2,093,465
                                                       -----------
GAS UTILITIES - 0.9%
NiSource, Inc.                              98,800       2,250,664
                                                       -----------
HEALTH CARE DISTRIBUTORS - 0.6%
Cardinal Health, Inc.                       26,600       1,546,790
                                                       -----------
HEALTH CARE EQUIPMENT - 0.8%
Baxter International, Inc.                  56,700       1,958,418
                                                       -----------
HOME IMPROVEMENT RETAIL - 0.8%
Home Depot, Inc.                            43,200       1,846,368
                                                       -----------
HOTELS, RESORTS & CRUISE LINES - 1.2%
Hilton Hotels Corporation                   66,400       1,509,936
Starwood Hotels & Resorts
  Worldwide, Inc.                           24,249       1,416,142
                                                       -----------
                                                         2,926,078
                                                       -----------
HOUSEHOLD APPLIANCES - 0.6%
Whirlpool Corporation                       20,000       1,384,200
                                                       -----------
HOUSEHOLD PRODUCTS - 2.4%
Clorox Company                              17,400       1,025,382
Colgate-Palmolive Company                   53,500       2,737,060
Kimberly-Clark Corporation                  30,800       2,026,948
                                                       -----------
                                                         5,789,390
                                                       -----------

                                                         See accompanying notes.

                                                                        SERIES O
Schedule of Investments                                   (EQUITY INCOME SERIES)
December 31, 2004

                                              NUMBER        MARKET
                                             OF SHARES      VALUE
COMMON STOCKS (CONTINUED)
HOUSEWARES & SPECIALTIES - 1.8%
Fortune Brands, Inc.                            25,500    $ 1,968,090
Newell Rubbermaid, Inc.                        100,300      2,426,257
                                                          -----------
                                                            4,394,347
                                                          -----------
INDUSTRIAL CONGLOMERATES - 2.1%
General Electric Company                       135,900      4,960,350
                                                          -----------
INDUSTRIAL MACHINERY - 0.7%
Pall Corporation                                58,400      1,690,680
                                                          -----------
INSURANCE BROKERS - 1.6%
Marsh & McLennan Companies, Inc.               119,700      3,938,130
                                                          -----------
INTEGRATED OIL & GAS - 7.1%
Amerada Hess Corporation                        30,000      2,471,400
BP plc ADR                                      42,084      2,457,706
ChevronTexaco Corporation                       81,732      4,291,747
Exxon Mobil Corporation                         83,768      4,293,948
Royal Dutch Petroleum Company                   61,600      3,534,608
                                                          -----------
                                                           17,049,409
                                                          -----------
INTEGRATED TELECOMMUNICATION SERVICES - 5.8%
AT&T Corporation                                79,610      1,517,367
Alltel Corporation                              36,800      2,162,368
Qwest Communications
  International, Inc.*                         418,701      1,859,032
SBC Communications, Inc.                        83,352      2,147,981
Sprint Corporation                             112,000      2,783,200
Telus Corporation (Non-Voting)                  15,600        450,840
Telus Corporation (Voting)                      10,600        320,437
Verizon Communications, Inc.                    69,336      2,808,801
                                                          -----------
                                                           14,050,026
                                                          -----------
INVESTMENT BANKING & BROKERAGE - 2.1%
Charles Schwab Corporation                     209,500      2,505,620
Morgan Stanley                                  46,800      2,598,336
                                                          -----------
                                                            5,103,956
                                                          -----------
LEISURE PRODUCTS - 1.1%
Mattel, Inc.                                   133,000      2,592,170
                                                          -----------
LIFE & HEALTH INSURANCE - 1.5%
Lincoln National Corporation                    39,324      1,835,644
UnumProvident Corporation                       94,900      1,702,506
                                                          -----------
                                                            3,538,150
                                                          -----------
MANAGED HEALTH CARE - 0.3%
Cigna Corporation                                8,500        693,345
                                                          -----------
MOVIES & ENTERTAINMENT - 3.9%
Time Warner, Inc.*                             159,600      3,102,624
Viacom, Inc. (Cl.B)                            101,100      3,679,029
Walt Disney Company                             97,400      2,707,720
                                                          -----------
                                                            9,489,373
                                                          -----------
MULTI-UTILITIES & UNREGULATED POWER - 1.8%
Constellation Energy Group                      43,500      1,901,385
Duke Energy Corporation                         99,600      2,522,868
                                                          -----------
                                                            4,424,253
                                                          -----------

OIL & GAS EQUIPMENT & SERVICES - 0.7%
Baker Hughes, Inc.                              12,500        533,375
Schlumberger, Ltd.                              16,800      1,124,760
                                                          -----------
                                                            1,658,135
                                                          -----------
OIL & GAS EXPLORATION & PRODUCTION - 1.2%
Anadarko Petroleum Corporation                  25,800      1,672,098
Unocal Corporation                              27,600      1,193,424
                                                          -----------
                                                            2,865,522
                                                          -----------
OTHER DIVERSIFIED FINANCIAL SERVICES - 2.6%
Citigroup, Inc.                                 31,433      1,514,442
JP Morgan Chase & Company                      121,962      4,757,738
                                                          -----------
                                                            6,272,180
                                                          -----------
PACKAGED FOODS & MEATS - 1.9%
Campbell Soup Company                           64,100      1,915,949
ConAgra Foods, Inc.                             28,800        848,160
General Mills, Inc.                             36,600      1,819,386
                                                          -----------
                                                            4,583,495
                                                          -----------
PAPER PRODUCTS - 1.8%
International Paper Company                     66,720      2,802,240
MeadWestvaco Corporation                        45,400      1,538,606
                                                          -----------
                                                            4,340,846
                                                          -----------
PHARMACEUTICALS - 6.8%
Abbott Laboratories                             36,300      1,693,395
Bristol-Myers Squibb Company                   122,600      3,141,012
Johnson & Johnson                               50,200      3,183,684
Merck & Company, Inc.                          113,600      3,651,104
Schering-Plough Corporation                     85,100      1,776,888
Wyeth                                           70,000      2,981,300
                                                          -----------
                                                           16,427,383
                                                          -----------
PHOTOGRAPHIC PRODUCTS - 1.0%
Eastman Kodak Company                           73,500      2,370,375
                                                          -----------
PROPERTY & CASUALTY INSURANCE - 2.9%
Chubb Corporation                               23,400      1,799,460
Safeco Corporation                              38,600      2,016,464
St. Paul Travelers Companies, Inc.              57,484      2,130,932
XL Capital, Ltd.                                11,800        916,270
                                                          -----------
                                                            6,863,126
                                                          -----------
PUBLISHING - 3.0%
Dow Jones & Company, Inc.                       58,800      2,531,928
Knight-Ridder, Inc.                             20,500      1,372,270
New York Times Company                          79,600      3,247,680
                                                          -----------
                                                            7,151,878
                                                          -----------
RAILROADS - 2.0%
Norfolk Southern Corporation                    46,600      1,686,454
Union Pacific Corporation                       47,200      3,174,200
                                                          -----------
                                                            4,860,654
                                                          -----------
REAL ESTATE INVESTMENT TRUSTS - 0.6%
Simon Property Group, Inc.                      21,236      1,373,332
                                                          -----------

                                                         See accompanying notes.

                                                                        SERIES O
Schedule of Investments                                   (EQUITY INCOME SERIES)
December 31, 2004

                                              NUMBER        MARKET
                                             OF SHARES      VALUE
COMMON STOCKS (CONTINUED)
REGIONAL BANKS - 2.0%
AmSouth Bancorporation                           6,200   $    160,580
Mercantile Bankshares Corporation               18,500        965,700
National City Corporation                       27,300      1,025,115
SunTrust Banks, Inc.                            28,600      2,112,968
Wilmington Trust Corporation                    15,100        545,865
                                                         ------------
                                                            4,810,228
                                                         ------------
RESTAURANTS - 0.7%
McDonald's Corporation                          53,000      1,699,180
                                                         ------------
SEMICONDUCTORS - 1.2%
Freescale Semiconductor, Inc. (Cl.B)*            6,398        117,462
Intel Corporation                               31,600        739,124
Texas Instruments, Inc.                         79,700      1,962,214
                                                         ------------
                                                            2,818,800
                                                         ------------
SOFT DRINKS - 1.3%
Coca-Cola Company                               74,800      3,113,924
Coca-Cola Enterprises, Inc.                      3,400         70,890
                                                         ------------
                                                            3,184,814
                                                         ------------
SPECIALTY CHEMICALS - 0.9%
Great Lakes Chemical Corporation                35,000        997,150
International Flavors & Fragrances, Inc.        27,500      1,178,100
                                                         ------------
                                                            2,175,250
                                                         ------------
STEEL - 0.4%
Nucor Corporation                               18,500        968,290
                                                         ------------
SYSTEMS SOFTWARE - 0.9%
Microsoft Corporation                           84,800      2,265,008
                                                         ------------
THRIFTS & MORTGAGE FINANCE - 0.6%
Fannie Mae                                      21,000      1,495,410
                                                         ------------
TOBACCO - 1.2%
Altria Group, Inc.                              19,800      1,209,780
UST, Inc.                                       33,500      1,611,685
                                                         ------------
                                                            2,821,465
                                                         ------------
TOTAL COMMON STOCKS
  (cost $192,420,758)                                     224,253,855
                                                         ------------
WARRANT - 0.0%
Lucent Technologies, Inc.*                       4,405          6,960
                                                         ------------
TOTAL WARRANT
  (cost $0)                                                     6,960
                                                         ------------
FOREIGN STOCKS - 1.5%
IRELAND - 0.4%
Bank of Ireland                                 63,500      1,050,421
                                                         ------------
JAPAN - 0.5%
Sony Corporation                                29,000      1,120,718
                                                         ------------
NETHERLANDS - 0.6%
Unilever N.V.                                   20,000      1,341,036
                                                         ------------
TOTAL FOREIGN STOCKS
  (cost $3,050,343)                                         3,512,175
                                                         ------------
TEMPORARY CASH INVESTMENTS - 4.4%
State Street General Account
  Money Market Fund                          1,030,627      1,030,627
T. Rowe Price Reserve
  Investment Fund                            9,664,182      9,664,182
                                                         ------------
TOTAL TEMPORARY CASH INVESTMENTS
  (cost $10,694,809)                                       10,694,809
                                                         ------------
TOTAL INVESTMENTS - 99.8%
  (cost $207,723,366)                                     240,503,215
CASH & OTHER ASSETS, LESS LIABILITIES - 0.2%                  329,675
                                                         ------------
TOTAL NET ASSETS - 100.0%                                $240,832,890
                                                         ============

For federal income tax purposes, the identified cost of investments owned at December 31, 2004 was $209,640,221.

*Non-income producing security

ADR (American Depositary Receipt)

plc (public limited company)

                                                         See accompanying notes.

                                                                        SERIES O
                                                          (EQUITY INCOME SERIES)

Statement of Assets and Liabilities
December 31, 2004

ASSETS:
Investments, at value(1) ...........................    $240,503,215
Receivables:
   Fund shares sold ................................         330,797
   Securities sold .................................          86,372
   Interest ........................................          41,576
   Dividends .......................................         400,668
Prepaid expenses ...................................           3,873
                                                        ------------
Total assets .......................................     241,366,501
                                                        ------------
LIABILITIES:
Payable for:
   Securities purchased ............................          82,707
   Fund shares redeemed ............................         207,117
   Management fees .................................         200,055
   Custodian fees ..................................           1,077
   Transfer agent and administration fees ..........          20,688
   Professional fees ...............................          16,080
   Other ...........................................           5,887
                                                        ------------
Total liabilities ..................................         533,611
                                                        ------------
NET ASSETS .........................................    $240,832,890
                                                        ============
NET ASSETS CONSIST OF:
Paid in capital ....................................    $200,473,130
Accumulated undistributed net
   investment income ...............................       2,781,731
Accumulated undistributed net realized gain
   on sales of investments and foreign
   currency transactions ...........................       4,797,942
Net unrealized appreciation in value of
   investments and translation of assets and
   liabilities in foreign currency .................      32,780,087
                                                        ------------
Net assets .........................................    $240,832,890
                                                        ============

Capital shares authorized ..........................      indefinite
Capital shares outstanding .........................      13,059,460
Net asset value and redemption price
   per share (net assets divided by
   shares outstanding) .............................    $      18.44
                                                        ============
(1)Investments, at cost ............................    $207,723,366

Statement of Operations
For the Year Ended December 31, 2004

INVESTMENT INCOME:
   Dividends ...........................................   $  4,965,215
   Interest ............................................        238,458
                                                           ------------
                                                              5,203,673
   Less: Foreign tax expense ...........................         (9,583)
                                                           ------------
   Total investment income .............................      5,194,090
                                                           ------------
Expenses:
   Management fees .....................................      2,133,214
   Custodian fees ......................................         14,868
   Transfer/maintenance fees ...........................         22,549
   Administration fees .................................        186,357
   Directors' fees .....................................         10,158
   Professional fees ...................................         21,282
   Reports to shareholders .............................         11,698
   Marketing fees paid indirectly ......................         11,316
   Other expenses ......................................          6,959
                                                           ------------
   Total expenses ......................................      2,418,401
   Less: Fees paid indirectly ..........................        (11,316)
                                                           ------------
   Net expenses ........................................      2,407,085
                                                           ------------
   Net investment income ...............................      2,787,005
                                                           ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) during the period on:
   Investments .........................................      6,972,840
   Foreign currency transactions .......................         (5,659)
                                                           ------------
   Net realized gain ...................................      6,967,181
                                                           ------------
Net change in unrealized appreciation
   during the period on:
   Investments .........................................     20,103,776
   Translation of assets and liabilities
    in foreign currencies ..............................            238
                                                           ------------
   Net unrealized appreciation .........................     20,104,014
                                                           ------------
   Net gain ............................................     27,071,195
                                                           ------------
   Net increase in net assets
    resulting from operations ..........................   $ 29,858,200
                                                           ============

                                                         See accompanying notes.

                                                                        SERIES O
Statement of Changes in Net Assets                        (EQUITY INCOME SERIES)

                                                                                     YEAR ENDED           YEAR ENDED
                                                                                  DECEMBER 31, 2004    DECEMBER 31, 2003
                                                                                  -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income ........................................................      $   2,787,005      $     2,605,292
  Net realized gain (loss) during the period on investments
   and foreign currency transactions ...........................................          6,967,181             (601,351)
  Net change in unrealized appreciation during the period on
   investments and translation of assets and liabilities in foreign currencies..         20,104,014           36,666,615
                                                                                      -------------      ---------------
  Net increase in net assets resulting from operations .........................         29,858,200           38,670,556
                                                                                      -------------      ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income ........................................................           (344,457)          (2,354,447)
  Net realized gain ............................................................                  -           (1,640,204)
                                                                                      -------------      ---------------
  Total distributions to shareholders ..........................................           (344,457)          (3,994,651)
                                                                                      -------------      ---------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares .................................................         64,011,284           47,400,548
  Distributions reinvested .....................................................            344,457            3,994,651
  Cost of shares redeemed ......................................................        (49,756,700)         (52,906,421)
                                                                                      -------------      ---------------
  Net increase (decrease) from capital share transactions. .....................         14,599,041           (1,511,222)
                                                                                      -------------      ---------------
  Net increase in net assets ...................................................         44,112,784           33,164,683
                                                                                      -------------      ---------------
NET ASSETS:
  Beginning of period ..........................................................        196,720,106          163,555,423
                                                                                      -------------      ---------------
  End of period ................................................................      $ 240,832,890      $   196,720,106
                                                                                      =============      ===============

  Accumulated undistributed net investment income at end of period .............      $   2,781,731      $       344,842
                                                                                      =============      ===============
CAPITAL SHARE ACTIVITY:
  Shares sold ..................................................................          3,819,116            3,375,416
  Shares reinvested ............................................................             20,394              261,003
  Shares redeemed ..............................................................         (2,969,771)          (3,863,491)
                                                                                      -------------      ---------------
  Total capital share activity .................................................            869,739             (227,072)
                                                                                      =============      ===============

                                                         See accompanying notes.

                                                                        SERIES O
Financial Highlights                                      (EQUITY INCOME SERIES)
Selected data for each share of capital stock outstanding throughout each year

                                                                                                       YEAR ENDED
                                                                                                       DECEMBER 31,
                                                            2004       2003       2002        2001         2000
                                                          --------   --------   --------    --------   ------------
PER SHARE DATA
Net asset value, beginning of period                      $  16.14   $  13.17   $  16.00    $  17.66   $      17.27
                                                          --------   --------   --------    --------   ------------
Income (loss) from investment operations:
Net investment income (loss)                                  0.21       0.22       0.20        0.21           0.31
Net gain (loss) on securities (realized and unrealized)       2.12       3.09      (2.26)          -           1.76
                                                          --------   --------   --------    --------   ------------
Total from investment operations                              2.33       3.31      (2.06)       0.21           2.07
                                                          --------   --------   --------    --------   ------------
Less distributions:
Dividends from net investment income                         (0.03)     (0.20)     (0.39)      (0.30)         (0.04)
Distributions from realized gains                                -      (0.14)     (0.38)      (1.57)         (1.64)
                                                          --------   --------   --------    --------   ------------
Total distributions                                          (0.03)     (0.34)     (0.77)      (1.87)         (1.68)
                                                          --------   --------   --------    --------   ------------
Net asset value, end of period                            $  18.44   $  16.14   $  13.17    $  16.00   $      17.66
                                                          ========   ========   ========    ========   ============
TOTAL RETURN(a)                                              14.43%     25.25%    (13.43%)      1.32%         12.86%
                                                          --------   --------   --------    --------   ------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                  $240,833   $196,720   $163,555    $186,826   $    178,756
                                                          --------   --------   --------    --------   ------------
Ratios to average net assets:
Net investment income (loss)                                  1.31%      1.55%      1.40%       1.32%          1.74%
Total expenses                                                1.13%      1.09%      1.09%       1.08%          1.10%
Gross expenses(b)                                             1.13%      1.09%      1.09%       1.08%          1.10%
Net expenses(c)                                               1.13%      1.08%      1.08%       1.08%          1.10%
                                                          --------   --------   --------    --------   ------------
Portfolio turnover rate                                         20%        19%        23%         21%            68%

(a) Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

(b) Gross expense information reflects expense ratios absent fund expense reductions by the Investment Manager.

(c) Net expense information reflects expense ratios after expense reductions or fee waivers and reduction of custodian expenses.

                                                         See accompanying notes.

                                                                        SERIES P
Manager's Commentary                                         (HIGH YIELD SERIES)
February 15, 2005                                                    (unaudited)

[PHOTO OF DAVID TOUSSAINT]                                 [SECURITY FUNDS LOGO]
     David Toussaint
    Portfolio Manager

                                       Advisor, Security Management Company, LLC


TO OUR SHAREHOLDERS:

The high yield market's strong momentum from 2003 carried over into 2004 helping the market to record another year of double-digit returns. The U.S. economic expansion continued and corporate profits improved, which helped push corporate default rates lower. The high yield market, as measured by the Lehman Brothers High Yield Index, was able to produce an 11.10% return for the year and was able to outperform most equity indices for the fifth straight year. The High Yield Series was up 11.61%.(1)

CONTINUED STRONG PERFORMANCE IN 2004

For the year, high yield bonds significantly outperformed other fixed income asset class returns with government bonds at 3.5%, higher quality corporate bonds at 5.2%, and leveraged bank loans at 4.6%. Despite the interest rate moves by the Fed during the year, investors continued to have a strong appetite for risk as they reached for higher yielding investments. The lower quality CCC-rated bonds, coming off a very strong 2003, continued to do well and after having a strong fourth quarter, were able to outperform the higher quality BB-rated bonds by 4.2% for the year.

During the second half of 2004, the High Yield Series moved to an overweight of lower quality rated bonds to enhance the yield and to take advantage of the healthy economy and declining corporate default rate. Over the past few years, lower rated bonds have become a larger part of the market and the four largest issuers in the high yield index are CCC-rated. The high yield corporate default rate, after peaking in January 2002 at 11.6%, finished the year at 2.7%, down from 5.4% in January 2004. The dramatic decline in the default rate has caused bond yield spreads over Treasuries to fall significantly, thereby causing bond prices to increase and resulting in higher returns. High yield corporate bond spreads tightened throughout the year and were within reach of historic lows at year end.

SEARCH FOR YIELD PROVES SUCCESSFUL

The Series move to overweight lower quality issues helped the Series to outperform the high yield index. The Series typically invests in higher quality bonds but, with the improving economy, a short-term overweight to lower quality proved to be successful. One component of this overweight was the Series exposure to the metals sector. One holding in particular, AK Steel, contributed significantly to returns by producing a 26% return as steel prices appreciated sharply due to strong demand from China. Another contributor to performance was the Series holdings in lower quality companies in the energy sector. As oil prices rose, companies such as El Paso, an exploration and production company, and Petro Geo, an oilfield services company, returned 18% and 14%, respectively. Another successful strategy during the year was to invest in industrial companies such as Goodyear Tire and Shaw Group. As the economy gained strength, so did these companies. Finally, Nextel Communications, a Fund holding for the past five years, continued to perform well in 2004 by returning 18%, capped off with its announcement near year end that it was being acquired by Sprint Corporation.

CHEMICAL UNDERWEIGHT AND DEFENSIVE HOLDINGS SLIGHTLY UNDERPERFORMED MARKET

The Series biggest detractor from performance was its underweight to the chemical sector. The rising oil and natural gas prices did not hurt the chemical companies as they were able to pass on their higher input costs to customers by raising prices. Another factor dampening performance was the Series investment in lower yielding securities, such as shorter maturity bonds and cash holdings. The Series was positioned for increases in yields on longer dated Treasuries. This did not come to fruition so the lower yields on these securities caused them to underperform the overall market.

OUTLOOK AND STRATEGY FOR 2005

For 2005, the economy is expected to maintain its current growth rate and the corporate default rate is expected to decline further to below 2% by mid-2005, which is expected to mark the bottom of the credit cycle. Default rates are expected to trend upward thereafter, and are forecasted to end 2005 around 2.7%. Therefore, the search for yield through the lower quality credits is expected to continue in the short term. However, we believe the amount of lower quality issuance over the last two years may cause the default rate to increase modestly into 2006. With this in mind, the Series may move back into higher quality corporate bonds later in 2005.

Sincerely,

David Toussaint
Portfolio Manager

                                                                        SERIES P
Manager's Commentary                                         (HIGH YIELD SERIES)
February 15, 2005                                                    (unaudited)

PERFORMANCE

SERIES P VS. LEHMAN BROTHERS HIGH YIELD INDEX

[PERFORMANCE GRAPH]


 SBL P INVESTMENT INFORMATION

  DATE          value
--------       ---------
SBL P
  8/5/96       10,000.00
 9/30/96       10,246.67
12/31/96       10,660.00
 3/31/97       10,846.67
 6/30/97       11,320.00
 9/30/97       11,754.46
12/31/97       12,076.97
 3/31/98       12,485.54
 6/30/98       12,628.64
 9/30/98       12,464.08
12/31/98       12,782.48
 3/31/99       12,972.80
 6/30/99       12,957.56
 9/30/99       12,858.47
12/31/99       12,950.59
 3/31/00       12,666.70
 6/30/00       12,700.10
 9/30/00       12,925.54
12/31/00       12,753.20
 3/31/01       13,342.62
 6/30/01       13,108.23
 9/30/01       12,441.09
12/31/01       13,317.91
 3/31/02       13,704.12
 6/30/02       13,201.31
 9/30/02       12,550.61
12/31/02       13,371.90
 3/31/03       14,041.01
 6/30/03       15,117.87
 9/30/03       15,528.05
12/31/03       16,274.90
 3/31/04       16,628.94
 6/30/04       16,529.37
 9/30/04       17,205.58
12/31/04       18,165.17

LEHMAN BROTHERS HIGH YIELD

            DATE                   value
----------------------------       -----
INCEPTION 8/05/96                10,000.00
                     9/30/96     10,351.60
                    12/31/96     10,713.39
                     3/31/97     10,833.03
                     6/30/97     11,336.45
                     9/30/97     11,851.52
                    12/31/97     12,081.45
                     3/31/98     12,487.77
                     6/30/98     12,625.64
                     9/30/98     12,050.69
                    12/31/98     12,307.02
                     3/31/99     12,533.43
                     6/30/99     12,566.52
                     9/30/99     12,386.90
                    12/31/99     12,589.80
                     3/31/00     12,295.73
                    06/30/00     12,437.20
                    09/30/00     12,507.17
                    12/31/00     11,851.92
                     3/31/01     12,604.41
                     6/30/01     12,317.36
                     9/30/01     11,796.10
                    12/31/01     12,477.29
                     3/31/02     12,687.29
                     6/30/02     11,878.19
                     9/30/02     11,529.80
                    12/31/02     12,306.89
                     3/31/03     13,243.87
                     6/30/03     14,581.94
                     9/30/03     14,985.62
                    12/31/03     15,871.48
                     3/31/04     16,243.91
                     6/30/04     16,087.60
                     9/30/04     16,867.08
                    12/31/04     17,639.12

                    SBL Fund Series P $18,165
                    Lehman Brothers High Yield Index $17,639

                             $10,000 SINCE INCEPTION

The chart above assumes a hypothetical $10,000 investment in Series P (High Yield Series) on August 5, 1996 (date of inception) and reflects the fees and expenses of Series P.

QUALITY RATINGS

A                                            0.26%
BBB                                          4.33
BB                                          18.64
B                                           45.51
CCC                                         12.05
CC                                           2.78
C                                            0.06
NR                                           8.96
Preferred Stocks                             0.62
Common Stocks                                2.73
Cash & other assets, less liablities         4.06

AVERAGE ANNUAL RETURNS

                                                             SINCE INCEPTION
PERIODS ENDED 12-31-04(1)           1 YEAR      5 YEARS          (8-5-96)
-------------------------           ------      -------      ---------------
Series P                            11.61%       7.00%            7.36%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

      The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                                         See accompanying notes.

                                                                        SERIES P
Manager's Commentary                                         (HIGH YIELD SERIES)
February 15, 2005                                                    (unaudited)

PERFORMANCE

INFORMATION ABOUT YOUR SERIES EXPENSES

CALCULATING YOUR ONGOING SERIES EXPENSES

EXAMPLE

As a shareholder of the Series, you incur ongoing costs, including management fees and other series expenses. Performance figures and expense ratios do not reflect fees and expenses associated with an investment in variable insurance products. Shares of a Series of SBL Fund are available only through the purchase of such products. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 - December 31, 2004.

ACTUAL EXPENSES

The first line in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses associated with an investment in variable insurance products. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses associated with an investment in variable insurance products were included, your costs would have been higher.

FUND EXPENSES

                                BEGINNING        ENDING        EXPENSES PAID
                              ACCOUNT VALUE   ACCOUNT VALUE       DURING
                                07-01-04       12-31-04(1)       PERIOD(2)
                              -------------   -------------    -------------
Series P (High Yield Series)
  Actual                       $  1,000.00     $  1,089.70       $  5.04
  Hypothetical                    1,000.00        1,020.31          4.88

(1) The actual ending account value is based on the actual total return of the Series for the period July 1, 2004 to December 31, 2004 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2004 to December 31, 2004 was 8.97%.

(2) Expenses are equal to the Series annualized expense ratio 0.96% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                                                        SERIES P
Schedule of Investments                                      (HIGH YIELD SERIES)
December 31, 2004

                                               PRINCIPAL
                                               AMOUNT OR
                                                 NUMBER        MARKET
                                               OF SHARES       VALUE
CONVERTIBLE BONDS - 6.2%
AIRLINES - 2.2%
Continental Airlines, Inc.,
  4.50% - 2007                                $1,925,000     $1,612,187
                                                             ----------
AUTOMOTIVE - 0.9%
Sonic Automotive, Inc., 5.25% - 2009          $  650,000        646,750
                                                             ----------
CONSTRUCTION MACHINERY - 1.2%
United Rentals, Inc., 1.875% - 2023           $  925,000        929,625
                                                             ----------
MEDIA - CABLE - 0.9%
Mediacom Communications Corporation,
  5.25% - 2006                                $  675,000        664,875
                                                             ----------
TELECOMMUNICATIONS - WIRELESS - 1.0%
Nextel Communications, Inc.,
  5.25% - 2010                                $  750,000        767,813
                                                             ----------
TOTAL CONVERTIBLE BONDS
  (cost $4,396,437)                                           4,621,250
                                                             ----------
PREFERRED STOCKS - 0.6%
PUBLISHING - 0.6%
Primedia, Inc. (Cl.D)                              4,580        458,000
                                                             ----------
STEEL - 0.0%
Weirton Steel Corporation (Cl.C)                     315              3
                                                             ----------
TOTAL PREFERRED STOCKS
(cost $301,370)                                                 458,003
                                                             ----------
COMMON STOCKS - 2.8%
AIRLINES - 0.0%
Ace Aviation Holdings, Inc.*                         704         20,889
                                                             ----------
BROADCASTING & CABLE TV - 0.0%
Classic Holdco, LLC*,(5)                              79              -
                                                             ----------
ELECTRONIC MANUFACTURING SERVICES - 0.0%
Viasystems Group, Inc.*,(5)                        1,207              -

HEALTH CARE EQUIPMENT - 0.0%
                                                             ----------
Mediq, Inc.*,(5)                                      92              -
                                                             ----------
HEALTH CARE FACILITIES - 0.5%
Service Corporation International*                50,587        376,873
HOUSEHOLD PRODUCTS - 0.0%
                                                             ----------
WKI Holding Company, Inc.*(5)                        202              -
                                                             ----------
INTEGRATED TELECOMMUNICATION SERVICES - 0.1%
Telewest Global, Inc.*                             1,902         33,437
                                                             ----------
REAL ESTATE INVESTMENT TRUSTS - 1.4%
Bimini Mortgage Management, Inc.*                 30,450        489,027
HomeBanc Corporation*                             55,700        539,176
                                                             ----------
                                                              1,028,203
                                                             ----------
WIRELESS TELECOMMUNICATION SERVICE - 0.8%
Nextel Communications, Inc.*                      19,000        570,000
                                                             ----------
TOTAL COMMON STOCKS
  (cost $1,893,777)                                           2,029,402
                                                             ----------
FOREIGN BONDS - 0.1%
TUNISIA - 0.1%
Banque Cent de Tunisie, 7.375% - 2012             80,000         91,400
                                                             ----------
TOTAL FOREIGN BONDS
  (cost $78,969)                                                 91,400
                                                             ----------
FOREIGN GOVERNMENT BONDS - 1.6%
BULGARIA - 0.2%
Bulgaria IAB, 2.75% - 2011(2)                     54,600         54,567
Bulgaria FLIRB, 2.75% - 2012(2)                  106,667        106,581
                                                             ----------
                                                                161,148
                                                             ----------
CHILE - 0.2%
Republic of Chile:
  5.625% - 2007                                  100,000        104,740
  7.125% - 2012                                   25,000         28,700
                                                             ----------
                                                                133,440
                                                             ----------
MEXICO - 0.4%
United Mexican States:
  8.375% - 2011                                   85,000         99,833
  7.50% - 2012                                   200,000        226,800
                                                             ----------
                                                                326,633
                                                             ----------
PERU - 0.2%
Republic of Peru, 4.50% - 2017(1)                115,000        107,525
                                                             ----------
PHILIPPINES - 0.0%
Republic of Philippines, 8.375% - 2009            30,000         31,537
                                                             ----------
RUSSIA - 0.3%
Russia Finance Ministry, 3.00% - 2011             80,000         67,464
Russian Federation:
  8.75% - 2005                                    40,000         41,096
  10.00% - 2007                                  100,000        113,010
  8.25% - 2010(4)                                 36,500         40,241
                                                             ----------
                                                                261,811
                                                             ----------
SOUTH AFRICA - 0.2%
Republic of South Africa:
  9.125% - 2009                                   95,000        112,575
  7.375% - 2012                                   35,000         40,075
                                                             ----------
                                                                152,650
                                                             ----------
UKRAINE - 0.1%
Ukraine Government, 11.00% - 2007                 35,001         37,546
                                                             ----------
TOTAL FOREIGN GOVERNMENT BONDS
  (cost $1,050,187)                                           1,212,290
                                                             ----------

                                                         See accompanying notes.

                                                                        SERIES P
Schedule of Investments                                      (HIGH YIELD SERIES)
December 31, 2004

                                                   PRINCIPAL     MARKET
                                                    AMOUNT       VALUE
CORPORATE BONDS - 84.6%

AEROSPACE & DEFENSE - 3.3%
BE Aerospace, Inc., 8.875% - 2011                  $  625,000  $  653,125
Esterline Technologies Corporation,
  7.75% - 2013                                        610,000     666,425
Hexcel Corporation, 9.75% - 2009                       25,000      26,000
Sequa Corporation:
  8.875% - 2008                                       280,000     306,600
  9.00% - 2009                                        200,000     225,500
Vought Aircraft Industries, Inc.,
  8.00% - 2011                                        600,000     583,500
                                                               ----------
                                                                2,461,150
                                                               ----------
AIRLINES - 2.3%
Atlas Air, Inc., 9.375% - 2006(3,5)                    30,000           -
Delta Air Lines, Inc.:
  7.70% - 2005                                      1,350,000   1,248,750
  7.90% - 2009                                         75,000      46,875
Northwest Airlines, Inc., 9.875% - 2007                10,000       9,025
Pegasus Aviation Lease
  Securitization, 8.42% - 2030(5)                     489,231           -
United Air Lines, Inc., 7.73% - 2010(3)               499,872     444,285
                                                               ----------
                                                                1,748,935
                                                               ----------
AUTOMOTIVE - 1.9%
Accuride Corporation, 9.25% - 2008                     70,000      71,050
Allied Holdings, Inc., 8.625% - 2007                  655,000     524,819
Dura Operating Corporation,
  8.625% - 2012                                        10,000      10,400
Group 1 Automotive, Inc., 8.25% - 2013                400,000     425,000
TRW Automotive, Inc., 9.375% - 2013                   312,000     361,920
                                                               ----------
                                                                1,393,189
                                                               ----------
BANKING - 0.6%
E*Trade Financial Corporation,
  8.00% - 2011(4)                                     300,000     322,500
FCB/NC Capital Trust I, 8.05% - 2028                   75,000      76,626
Popular North America, Inc.,
  6.125% - 2006                                        60,000      62,532
Western Financial Bank,
  9.625% - 2012                                         5,000       5,700
                                                               ----------
                                                                  467,358
                                                               ----------
BUILDING MATERIALS - 3.4%
Building Materials Corporation:
  8.00% - 2007                                        550,000     569,250
  8.00% - 2008                                        825,000     849,750
Goodman Global Holdings,
  7.875% - 2012(4)                                    800,000     792,000
THL Buildco, Inc., 8.50% - 2014(4)                    300,000     313,500
                                                               ----------
                                                                2,524,500
                                                               ----------
CHEMICALS - 1.2%
Borden Chemicals & Plastics,
  9.50% - 2005(5)                                      20,000           -
IMC Global, Inc., 11.25% - 2011                         5,000       5,775
ISP Holdings, Inc., 10.625% - 2009                    800,000     886,000
Methanex Corporation, 8.75% - 2012                      5,000       5,838
Royster-Clark, Inc., 10.25% - 2009                     15,000      15,525
                                                               ----------
                                                                  913,138
                                                               ----------
CONSTRUCTION MACHINERY - 3.0%
Case Corporation, 7.25% - 2005                         30,000      30,525
Case New Holland, Inc., 9.25% - 2011(4)               650,000     723,125
NMHG Holding Company, 10.00% - 2009                     5,000       5,525
Navistar International Corporation,
  9.375% - 2006                                        45,000      48,150
Shaw Group, Inc., 10.75% - 2010                     1,300,000   1,433,250
                                                               ----------
                                                                2,240,575
                                                               ----------
CONSUMER PRODUCTS - 1.0%
Hasbro, Inc., 6.15% - 2008                             56,000      59,360
Icon Health & Fitness, 11.25% - 2012                   25,000      21,000
Sealy Mattress Company, 8.25% - 2014                  500,000     530,000
WH Holdings/ WH Capital, 9.50% - 2011                 100,000     110,000
                                                               ----------
                                                                  720,360
                                                               ----------
DIVERSIFIED MANUFACTURING - 0.1%
Numatics, Inc., 9.625% - 2008                          50,000      45,750
                                                               ----------
ELECTRIC - 4.4%
AES Corporation, 9.50% - 2009                         750,000     853,125
Avista Corporation, 9.75% - 2008                       50,000      57,973
CMS Energy Corporation:
  9.875% - 2007                                        10,000      11,175
  7.50% - 2009                                        610,000     649,650
Calpine Corporation:
  8.75% - 2007                                        225,000     196,875
  8.625% - 2010                                        85,000      65,025
East Coast Power LLC:
  6.737% - 2008                                        44,753      46,738
  7.066% - 2012                                        84,520      90,540
Edison Mission Energy, 10.00% - 2008                  550,000     631,125
Reliant Energy, Inc., 6.75% - 2014                    400,000     397,500
Texas Genco LLC, 6.875% -2014(4)                      150,000     155,063
UCAR Finance, Inc., 10.25% - 2012                      15,000      17,138
Western Resources, Inc., 7.125% - 2009                 90,000      98,827
                                                               ----------
                                                                3,270,754
                                                               ----------

                                                         See accompanying notes.

                                                                        SERIES P
Schedule of Investments                                      (HIGH YIELD SERIES)
December 31, 2004

                                                   PRINCIPAL     MARKET
                                                     AMOUNT      VALUE
CORPORATE BONDS (CONTINUED)
ENERGY - INDEPENDENT - 3.4%
El Paso Production Holding Company,
  7.75% - 2013                                     $  250,000  $  261,875
Energy Corporation of America,
  9.50% - 2007                                         52,000      49,660
Forest Oil Corporation, 8.00% - 2008                   15,000      16,556
Houston Exploration, 7.00% - 2013                     450,000     477,000
Magnum Hunter Resources, Inc.,
  9.60% - 2012                                        793,000     900,055
Plains E&P Company, 8.75% - 2012                       40,000      44,700
Range Resources Corporation,
  7.375% - 2013                                        75,000      80,438
Stone Energy Corporation,
  6.75% - 2014(4)                                     150,000     149,625
TransMontaigne, Inc., 9.125% - 2010                   500,000     542,500
                                                               ----------
                                                                2,522,409
                                                               ----------
ENERGY - INTEGRATED - 1.3%
Petrobras International Finance Company:
  9.00% - 2008(1)                                     425,000     500,438
  9.125% - 2013                                       425,000     482,375
                                                               ----------
                                                                  982,813
                                                               ----------
ENTERTAINMENT - 2.1%
Blockbuster, Inc., 9.00% - 2012(4)                    300,000     296,250
Cinemark USA, Inc., 9.00% - 2013                      400,000     456,500
Marquee Holdings, Inc.,
  0.00% - 2014(1,4)                                 1,250,000     843,750
                                                               ----------
                                                                1,596,500
                                                               ----------
ENVIRONMENTAL - 1.2%
Allied Waste North America:
  8.50% - 2008                                         20,000      21,200
  8.875% - 2008                                       385,000     411,950
Casella Waste Systems, Inc.,
  9.75% - 2013                                        400,000     442,000
                                                               ----------
                                                                  875,150
                                                               ----------
FINANCIAL - OTHER - 0.3%
Arch Western Finance, 6.75% - 2013                    200,000     206,500
                                                               ----------
FOOD & BEVERAGE - 4.8%
ASG Consolidated LLC/Finance, Inc.,
  0.00% - 2011(1,4)                                 1,200,000     765,000
Canandaigua Brands, Inc.,
  8.625% - 2006                                       200,000     213,500
Dean Foods Company, 8.15% - 2007                      350,000     381,500
Dole Foods Company, Inc.:
  7.25% - 2010                                        400,000     411,000
  8.875% - 2011                                       200,000     217,500
Land O' Lakes, Inc., 8.75% - 2011                   1,025,000   1,019,875
Pinnacle Foods Holding, Inc.,
  8.25% - 2013(4)                                     625,000     595,313
                                                               ----------
                                                                3,603,688
                                                               ----------
GAMING - 3.1%
American Casino & Entertainment,
  7.85% - 2012                                        300,000     318,750
Mandalay Resort Group:
  10.25% - 2007                                        45,000      50,850
  6.50% - 2009                                        300,000     316,500
MGM Grand, Inc., 6.95% - 2005                         125,000     125,312
MGM Mirage, Inc.:
  8.50% - 2010                                         15,000      17,062
  8.375% - 2011                                        55,000      62,012
  6.75% - 2012                                        625,000     657,812
Mirage Resorts, Inc., 6.625% - 2005                   150,000     150,375
Park Place Entertainment,
  7.875% - 2005                                       300,000     311,250
Station Casinos, Inc., 6.00% - 2012                   300,000     305,625
                                                               ----------
                                                                2,315,548
                                                               ----------
HEALTH CARE - 4.9%
Fisher Scientific International, Inc.,
  8.00% - 2013                                        500,000     567,500
HCA, Inc., 6.375% - 2015                              300,000     301,215
Hanger Orthopedic Group,
  10.375% - 2009                                      900,000     929,250
Healthsouth Corporation, 8.50% - 2008                 775,000     804,062
Johnsondiversey, Inc., 9.625% - 2012                    5,000       5,587
Radiologix, Inc., 10.50% - 2008                        45,000      49,500
Rural/Metro Corporation,
  7.875% - 2008                                       150,000     144,000
Stewart Enterprises, Inc.,
  10.75% - 2008                                       750,000     811,875
Sybron Dental Specialties, Inc.,
  8.125% - 2012                                         5,000       5,450
                                                               ----------
                                                                3,618,439
                                                               ----------
HOME CONSTRUCTION - 0.1%
KB Home, 9.50% - 2011                                  35,000      38,500

INDUSTRIAL - OTHER - 3.1%
Coleman Cable, Inc., 9.875% - 2012(4)                 150,000     159,375
Corrections Corporation of America,
  7.50% - 2011                                        200,000     213,750
Iron Mountain, Inc.:
  8.25% - 2011                                        800,000     825,000
  7.75% - 2015                                        475,000     482,125
Usec, Inc., 6.625% - 2006                             600,000     609,000
                                                               ----------
                                                                2,289,250
                                                               ----------
INSURANCE - LIFE - 0.4%
Genamerica Capital, Inc.,
  8.525% - 2027(4)                                    175,000     195,911
Torchmark Corporation, 6.25% - 2006                    75,000      78,824
                                                               ----------
                                                                  274,735
                                                               ----------

                                                         See accompanying notes.

                                                                        SERIES P
Schedule of Investments                                      (HIGH YIELD SERIES)
December 31, 2004

                                                   PRINCIPAL     MARKET
                                                     AMOUNT       VALUE
CORPORATE BONDS (CONTINUED)

INSURANCE - PROPERTY & CASUALTY - 0.4%
Fairfax Financial Holdings, 7.75% -  2012          $  325,000  $  331,500
                                                               ----------
LODGING - 1.7%
Starwood Hotels & Resorts,
  7.375% - 2007(1)                                    600,000     639,750
Sun International Hotels,
  8.875% - 2011                                       550,000     600,875
                                                               ----------
                                                                1,240,625
                                                               ----------
MEDIA - CABLE - 2.8%
CSC Holdings, Inc.:
  7.25% - 2008                                        375,000     395,625
  8.125% - 2009                                        10,000      10,937
  8.125% - 2009                                        25,000      27,344
  6.75% - 2012(4)                                     325,000     334,750
Charter Communications Holdings, Inc., LLC:
  8.25% - 2007                                         25,000      24,281
  8.625% - 2009                                       400,000     347,000
  11.125% - 2011                                      300,000     271,500
Frontiervision Holdings,
  11.875% - 2007(3)                                    20,000      26,700
Jones Intercable, Inc., 7.625% - 2008                 200,000     221,289
Shaw Communications, Inc.,
  7.25% - 2011                                        375,000     413,438
                                                               ----------
                                                                2,072,864
                                                               ----------
MEDIA - NONCABLE - 4.0%
Corus Entertainment, Inc.,
  8.75% - 2012                                         30,000      32,925
EchoStar DBS Corporation,
  9.125% - 2009                                        10,000      11,000
Entercom Radio Capital,
  7.625% - 2014                                       425,000     457,406
Entravision Communications
  Corporation,
  8.125% - 2009                                        10,000      10,675
Fisher Communications, Inc.,
  8.625% - 2014(4)                                    250,000     270,000
Intelsat, Ltd., 7.625% - 2012                       1,250,000   1,215,625
RH Donnelley Finance Corporation:
  8.875% - 2010                                       550,000     613,250
  10.875% - 2012                                      125,000     148,438
Time Warner, Inc., 9.125% - 2013                       30,000      38,566
USA Networks, Inc., 6.75% - 2005                      175,000     179,850
                                                               ----------
                                                                2,977,735
                                                               ----------
METALS & MINING - 3.4%
AK Steel Corporation, 7.875% - 2009                 1,495,000   1,523,031
Asarco, Inc., 7.875% - 2013                           200,000     170,000
Asia Aluminum Holdings, Ltd.,
  8.00% - 2011(4)                                     800,000     808,000
Bulong Operations, 12.50% - 2008(3,5)                 185,000           -
National Steel Corporation,
  9.875% - 2009(3,5)                                   17,515           -
Steel Dynamics, Inc., 9.50% - 2009                      5,000       5,475
                                                               ----------
                                                                2,506,506
                                                               ----------
OIL FIELD SERVICES - 6.4%
BRL Universal Equipment,
  8.875% - 2008                                       975,000   1,024,969
Key Energy Services, Inc.,
  8.375% - 2008                                       800,000     838,000
North America Energy Partner,
  8.75% - 2011                                        350,000     357,000
Parker Drilling Company:
  10.125% - 2009                                      563,000     591,150
  7.15% - 2010(2,4)                                   675,000     707,062
Pemex Project Funding Master Trust:
  8.50% - 2008                                         30,000      33,825
  7.875% - 2009                                        35,000      39,323
  9.125% - 2010                                        40,000      47,960
Petroleum Geo-Services:
  8.00% - 2006                                        350,000     357,000
  10.00% - 2010                                       700,000     798,000
                                                               ----------
                                                                4,794,289
                                                               ----------
PACKAGING - 2.2%
Ball Corporation, 6.875% - 2012                       250,000     268,750
Owens-Brockway Glass Containers,
  7.75% - 2011                                        200,000     216,500
Owens-Illinois, Inc.:
  8.10% - 2007                                        575,000     612,375
  7.50% - 2010                                         30,000      31,837
Solo Cup Company, 8.50% - 2014                        500,000     520,000
                                                               ----------
                                                                1,649,462
                                                               ----------
PAPER - 1.7%
Appleton Papers, Inc., 8.125% - 2011                  300,000     323,250
Domtar, Inc., 8.75% - 2006                            250,000     267,906
Longview Fibre Company, 10.00% - 2009                  10,000      10,925
Sino-Forest Corporation, 9.125% - 2011(4)             625,000     682,813
                                                               ----------
                                                                1,284,894
                                                               ----------
PHARMACEUTICALS - 0.8%
AmerisourceBergen Corporation,
  8.125% - 2008                                       300,000     333,750
Elan Financial Corporation,
  7.75% - 2011(4)                                     250,000     266,250
                                                               ----------
                                                                  600,000
                                                               ----------
PIPELINES - 1.5%
Sonat, Inc., 7.625% - 2011                          1,050,000   1,086,750
                                                               ----------
REAL ESTATE INVESTMENT TRUSTS - 0.7%
iStar Financial, Inc., 7.00% - 2008                   500,000     538,402
                                                               ----------
REFINING - 0.8%
Citgo Petroleum Corporation,
  6.00% - 2011(4)                                     150,000     149,250
Crown Central Petroleum Corporation,
  10.875% - 2005                                      125,000     118,750
Frontier Oil Corporation,
  6.625% - 2011(4)                                    300,000     306,000
                                                               ----------
                                                                  574,000
                                                               ----------

                                                         See accompanying notes.

                                                                        SERIES P
Schedule of Investments                                      (HIGH YIELD SERIES)
December 31, 2004

                                                   PRINCIPAL     MARKET
                                                     AMOUNT       VALUE
CORPORATE BONDS (CONTINUED)

RESTAURANTS - 0.4%
Tricon Global Restaurants,
  8.50% - 2006                                     $  290,000  $   308,064
                                                               -----------
RETAILERS - 0.1%
Ames Department Stores, Inc.,
  10.00% - 2006(3,5)                                  300,000            -
JC Penney Company, Inc.,
  7.375% - 2008                                        40,000       43,900
PCA Finance Corporation,
  11.875% - 2009                                       30,000       26,400
                                                               -----------
                                                                    70,300
                                                               -----------
SERVICES - 1.2%
American Eco Corporation,
  9.625% - 2008(3,5)                                  200,000            -
Mail-Well Corporation, 9.6% - 2012                     10,000       10,975
MasTec, Inc., 7.75% - 2008                            900,000      875,250
                                                               -----------
                                                                   886,225
                                                               -----------
SUPERMARKETS - 0.5%
Fleming Companies, Inc.,
  9.875% - 2012(3)                                    400,000        9,500
Roundy's, Inc., 8.8% - 2012                           300,000      327,750
                                                               -----------
                                                                   337,250
                                                               -----------
TECHNOLOGY - 2.5%
Advanced Micro Devices,
  7.75% - 2012(4)                                     450,000      468,562
Hewlett-Packard Company,
  5.75% - 2006                                        110,000      114,526
Worldspan LP, 9.625% - 2011                         1,250,000    1,243,750
                                                               -----------
                                                                 1,826,838
                                                               -----------
TELECOMMUNICATIONS - WIRELESS - 1.7%
AirGate PCS, Inc., 5.85% - 2011(2,4)                  100,000      102,750
Call-Net Enterprises, Inc.,
  10.625% - 2008                                          226          226
Telemig Celular, 8.75% - 2009(4)                      500,000      518,750
Ubiquitel Operating Company,
  9.875% - 2011                                       600,000      673,500
                                                               -----------
                                                                 1,295,226
                                                               -----------
TELECOMMUNICATIONS - WIRELINES - 3.5%
Exodus Communications, Inc.,
  11.625% - 2010(3,5)                                 344,194            -
LCI International, Inc., 7.2% - 2007                2,525,000    2,455,562
Qwest Corporation, 7.875% - 2011(4)                   150,000      162,750
Telecommunications Technique,
  9.75% - 2008(3,5)                                    30,000            -
                                                               -----------
                                                                 2,618,312
                                                               -----------
TEXTILE - 0.4%
Invista, 9.25% - 2012(4)                              250,000      278,750
                                                               -----------
TOBACCO - 0.6%
Dimon, Inc., 7.75% - 2013                             450,000      472,500
                                                               -----------
TRANSPORTATION SERVICES - 1.4%
Overseas Shipholding Group, Inc.,
  8.25% - 2013                                        400,000      445,000
Stena AB, 9.625% - 2012                               425,000      480,250
Teekay Shipping Corporation,
  8.32% - 2008                                         97,000       98,576
                                                               -----------
                                                                 1,023,826
                                                               -----------
TOTAL CORPORATE BONDS
  (cost $60,986,396)                                            62,883,559
                                                               -----------
REPURCHASE AGREEMENT - 2.4%
  United Missouri Bank, 1.74%, dated 12-31-04,
  matures 1-03-05; repurchase amount
  of $1,780,258 (Collateralized by
  FHLMC, 0.00%, 1-14-05 with a
  value of $1,816,280)                              1,780,000    1,780,000

TOTAL REPURCHASE AGREEMENT
  (cost $1,780,000)                                              1,780,000
                                                               -----------
TOTAL INVESTMENTS - 98.3%
  (cost $70,487,136)                                            73,075,904
CASH & OTHER ASSETS, LESS LIABILITIES - 1.7%                     1,239,644
                                                               -----------
TOTAL NET ASSETS - 100.0%                                      $74,315,548
                                                               ===========

For federal income tax purposes, the identified cost of investments owned at December 31, 2004 was $69,847,132.

*Non-income producing security

(1) Security is a step bond. Rate indicated is rate effective at December 31, 2004.

(2) Variable rate security. Rate indicated is rate effective at December 31, 2004.

(3)   Security is in default.

(4) Security is a 144A Series. The total market value of 144A securities is $11,080,839 (cost $10,582,326), or 14.9% of total net assets.

(5) Security is fair valued by the Board of Directors.The total market value of fair valued securities amounts to $0, or 0.0% of total net assets.

                                                         See accompanying notes.

                                                                        SERIES P
                                                             (HIGH YIELD SERIES)

Statement of Assets and Liabilities
December 31, 2004

ASSETS:
 Investments, at value(1).....................  $ 73,075,904
 Cash.........................................         14,53
Receivables:
 Fund shares sold.............................       138,232
 Interest.....................................     1,292,775
 Dividends....................................         9,469
Prepaid expenses..............................         1,118
                                                ------------
Total assets..................................    74,532,031
                                                ------------

LIABILITIES:
Payable for:
 Fund shares redeemed.........................       145,395
 Management fees..............................        46,728
 Custodian fees...............................           658
 Transfer agent and administration fees.......        12,491
 Professional fees............................         8,715
 Other........................................         2,496
                                                ------------
Total liabilities.............................       216,483
                                                ------------
NET ASSETS....................................  $ 74,315,548
                                                ============

NET ASSETS CONSIST OF:
Paid in capital...............................  $ 68,461,729
Accumulated undistributed net
 investment income............................     5,359,745
Accumulated net realized loss
 on sales of investments......................    (2,094,694)
Net unrealized appreciation in
 value of investments.........................     2,588,768
                                                ------------
Net assets....................................  $ 74,315,548
                                                ============

Capital shares authorized.....................    indefinite
Capital shares outstanding....................     4,564,425
Net asset value and redemption price
 per share (net assets divided by
 shares outstanding)..........................  $      16.28
                                                ============

(1)Investments, at cost.......................  $ 70,487,136

Statement of Operations
For the  Year Ended December 31,2004

INVESTMENT INCOME:
 Dividends....................................        83,264
 Interest.....................................     5,490,054
                                                ------------
 Total investment income......................     5,573,318
                                                ------------
EXPENSES:
 Management fees..............................       520,111
 Custodian fees...............................        12,868
 Transfer/maintenance fees....................        21,989
 Administration fees..........................        77,852
 Directors' fees..............................         3,440
 Professional fees............................        10,706
 Reports to shareholders......................         4,041
 Other expenses...............................         2,589
                                                ------------
 Total expenses...............................       653,596
                                                ------------
 Net investment income........................     4,919,722
                                                ------------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain during the period on:
 Investments..................................     2,263,634
                                                ------------
 Realized gain................................     2,263,634
                                                ------------
Net change in unrealized appreciation
 during the period on:
 Investments..................................       279,154
                                                ------------
 Unrealized appreciation......................       279,154
                                                ------------

Net gain.....................................      2,542,788
                                                ------------
Net increase in net assets
 resulting from operations....................  $  7,462,510
                                                ============

                                                         See accompanying notes.

                                                                        SERIES P
Statement of Changes in Net Assets                           (HIGH YIELD SERIES)

                                                                                      YEAR ENDED             YEAR ENDED
                                                                                   DECEMBER 31, 2004     DECEMBER 31, 2003
                                                                                   -----------------     -----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income..........................................................   $  4,919,722          $  4,725,578
 Net realized gain (loss) during the period on investments......................      2,263,634              (624,075)
 Net change in unrealized appreciation during the period on investments.........        279,154             7,869,727
                                                                                   ------------          ------------
 Net increase in net assets resulting from operations...........................      7,462,510            11,971,230
                                                                                   ------------          ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income..........................................................       (557,357)           (4,254,870)
                                                                                   ------------          ------------
 Total distributions to shareholders............................................       (557,357)           (4,254,870)
                                                                                   ------------          ------------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from sale of shares...................................................     63,392,388            76,721,501
 Distributions reinvested.......................................................        557,358             4,254,870
 Cost of shares redeemed........................................................    (75,030,153)          (51,582,503)
                                                                                   ------------          ------------
 Net increase (decrease) from capital share transactions........................    (11,080,407)           29,393,868
                                                                                   ------------          ------------
 Net increase (decrease) in net assets..........................................     (4,175,254)           37,110,228
                                                                                   ------------          ------------
NET ASSETS:
 Beginning of period............................................................     78,490,802            41,380,574
                                                                                   ------------          ------------
 End of period..................................................................   $ 74,315,548          $ 78,490,802
                                                                                   ============          ============

 Accumulated undistributed net investment income at end of period...............   $  5,359,745          $    928,942
                                                                                   ============          ============
CAPITAL SHARE ACTIVITY:
 Shares sold....................................................................      4,186,326             5,440,332
 Shares reinvested..............................................................         36,476               290,230
 Shares redeemed................................................................     (4,993,239)           (3,632,230)
                                                                                   ------------          ------------
 Total capital share activity...................................................       (770,437)            2,098,332
                                                                                   ============          ============

                                                         See accompanying notes.

                                                                        SERIES P
Financial Highlights                                         (HIGH YIELD SERIES)
Selected data for each share of capital stock outstanding throughout each year

                                                                                                       YEAR ENDED,
                                                                                                       DECEMBER 31,
                                                            2004         2003      2002(e)    2001(d)      2000
                                                           -------      -------    -------    -------  ------------
PER SHARE DATA

Net asset value, beginning of period                       $ 14.71      $ 12.79    $ 13.60    $ 14.25  $      15.51
Income (loss) from investment operations:
Net investment income (loss)                                  1.12         0.90       0.93       1.26          1.12
Net gain (loss) on securities (realized and unrealized)       0.58         1.87      (0.88)     (0.63)        (1.36)
                                                           -------      -------    -------    -------  ------------
Total from investment operations                              1.70         2.77       0.05       0.63         (0.24)
                                                           -------      -------    -------    -------  ------------
Less distributions:
Dividends from net investment income                         (0.13)       (0.85)     (0.86)     (1.28)        (1.02)
Distributions from realized gains                                -            -          -          -             -
                                                           -------      -------    -------    -------  ------------
Total distributions                                          (0.13)       (0.85)     (0.86)     (1.28)        (1.02)
                                                           -------      -------    -------    -------  ------------
Net asset value, end of period                             $ 16.28      $ 14.71    $ 12.79    $ 13.60  $      14.25
                                                           =======      =======    =======    =======  ============
TOTAL RETURN(a)                                              11.61%       21.71%      0.41%      4.43%       (1.52%)
                                                           -------      -------    -------    -------  ------------
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in thousands)                   $74,316      $78,491    $41,381    $29,384  $     22,616
                                                           -------      -------    -------    -------  ------------
Ratios to average net assets:
Net investment income (loss)                                  7.08%        7.53%      8.12%      8.73%         8.06%
Total expenses                                                0.94%        0.87%      0.88%      0.86%         0.87%
Gross expenses(b)                                             0.94%        0.87%      0.88%      0.86%         0.87%
Net expenses(c)                                               0.94%        0.87%      0.88%      0.86%         0.87%
                                                           -------      -------    -------    -------  ------------
Portfolio turnover rate                                         63%          52%        80%        80%           34%

(a) Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

(b) Gross expense information reflects expense ratios absent fund expense reductions by the Investment Manager.

(c) Net expense information reflects expense ratios after expense reductions or fee waivers and reduction of custodian expenses.

(d) As required, effective January 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on fixed income securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by less than 1/2 of a cent, increase net realized and unrealized gains and losses per share by less than 1/2 of a cent and increase (decrease) the ratio of net investment income to average net assets from (0.02%) to 0.12%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(e) The financial highlights for Series P exclude the historical financial highlights of Series K. The assets of Series K were acquired by Series P on August 27, 2002.

                                                         See accompanying notes.

                                                                        SERIES Q
Manager's Commentary                                    (SMALL CAP VALUE SERIES)
February 15, 2005                                                    (unaudited)

                                                                   [STRONG LOGO]

                                              Advisor, Strong Capital Management

[PHOTO OF I. CHARLES RINALDI]
     I. Charles Rinaldi
      Portfolio Manager

TO OUR SHAREHOLDERS:

The equity markets fluctuated for much of 2004 before starting to rally in the fourth quarter. Despite a rising interest rate environment, the equity markets picked up, due in part, to an incumbent re-election and crude oil prices easing from all-time highs. Small capitalization names enjoyed another solid year of performance. The Russell 2000(R) Index reached record highs during the year and has outperformed the S&P 500 six years in a row. In 2004, small capitalization value was one of the top performing asset classes and our investment team still believes the small-cap value space is attractive, as it has proven to be a solid asset class on a risk/reward basis through the years.

The Small Cap Value Series outperformed the Russell 2000 for the year. The Series returned 20.37%(1) for the year, versus the index's return of 18.33%.

Industrial names as well as the materials sector added value to the Series during 2004. Within the industrial area, construction and engineering securities along with commercial services and supplies stocks performed well and were among the top contributors for the year. Packaging and chemical names aided performance within the materials sector. The team continues to have conviction in these names and believes they add significant value to the series over the long term.

The energy sector also was an area of positive contribution to performance for the year. The Series remains overweight compared to the benchmark in energy as this sector continues to perform well and add value. Stock selection within this area was the key driver of performance. Many of our energy names have been long-term holdings in the Series and, while some of these names may experience short-term fluctuations, we believe the Series' energy stocks remain undervalued and therefore will continue to add value. The team continues to be positive on this sector and its stocks as we enter into 2005.

The financials sector was a slight detractor to the Series' performance. The team remains cautious on this sector, in particular the general banking industry, an area in which the Series is significantly underweight compared to the benchmark. Given the rising interest rate environment, we believe traditional banking will experience pressure in many of their businesses.

Overall, we believe select opportunities exist in the small cap value universe, despite price appreciation across the asset class. Valuations in specific sectors, i.e. technology and financials, appear overextended and as a possible pullback occurs, opportunities could present for additions to the Series. Energy begins the year back at levels common throughout 2004. Late 2004 volatility was temporary, sending crude oil to levels near $60 per barrel. We remain overweight compared to the benchmark in energy based on our belief that we are in the midst of steady, multi-year growth in select industries within energy.

Sincerely,

I. Charles Rinaldi
Portfolio Manager

                                                                        SERIES Q
Manager's Commentary                                    (SMALL CAP VALUE SERIES)
February 15, 2005                                                    (unaudited)

PERFORMANCE

[PERFORMANCE GRAPH]

                          SBL Q INVESTMENT INFORMATION

  DATE        value
--------    ---------
SBL Q
  5/1/00    10,000.00
 6/30/00     9,840.00
 9/30/00    10,190.00
12/31/00    10,740.00
 3/31/01    12,005.22
 6/30/01    13,515.94
 9/30/01    11,169.28
12/31/01    13,119.68
 3/31/02    14,571.50
 6/30/02    14,220.63
 9/30/02    11,496.21
12/31/02    12,206.51
 3/31/03    11,402.88
 6/30/03    14,139.57
 9/30/03    15,301.96
12/31/03    18,419.22
 3/31/04    19,480.19
 6/30/04    19,545.82
 9/30/04    19,869.95
12/31/04    22,171.96

RUSSELL 2000

        DATE           value
-------------------  -------
INCEPTION   5/01/00  10,000.00
           06/30/00  10,238.16
           09/30/00  10,350.97
           12/31/00   9,635.94
            3/31/01   9,012.59
            6/30/01  10,299.91
            9/30/01   8,158.99
           12/31/01   9,878.84
            3/31/02  10,272.70
            6/30/02   9,414.59
            9/30/02   7,400.54
           12/31/02   7,856.86
            3/31/03   7,504.09
            6/30/03   9,261.65
            9/30/03  10,101.77
           12/31/03  11,569.23
            3/31/04  12,293.25
            6/30/04  12,350.75
            9/30/04  11,998.31
           12/31/04  13,688.97

                           SBL Fund Series Q $22,172
                           Russell 2000 Index $13,689


                            $10,000 SINCE INCEPTION

The chart above assumes a hypothetical $10,000 investment in Series Q (Small Cap Value Series) on May 1, 2000 (date of inception), and reflects the fees and expenses of Series Q.

PORTFOLIO COMPOSITION BY SECTOR

Consumer Discretionary                         4.59%
Consumer Staples                               1.39
Energy                                        24.24
Financials                                     4.36
Health Care                                    8.93
Industrials                                   13.96
Information Technology                         8.90
Materials                                     25.24
Telecommunication Services                     0.52
Cash & other assets, less liabilities          7.87

AVERAGE ANNUAL RETURNS

PERIODS ENDED 12-31-04(1)         1 YEAR        SINCE INCEPTION (5-1-00)
-------------------------         ------        ------------------------
Series Q                          20.37%                 18.58%

--------------------------------------------------------------------------------
(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

      The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                               118                       See accompanying notes.

                                                                       SERIES Q
Manager's Commentary                                    (SMALL CAP VALUE SERIES)
February 15, 2005                                                    (unaudited)

PERFORMANCE

INFORMATION ABOUT YOUR SERIES EXPENSES

CALCULATING YOUR ONGOING SERIES EXPENSES

EXAMPLE

As a shareholder of the Series, you incur ongoing costs, including management fees and other series expenses. Performance figures and expense ratios do not reflect fees and expenses associated with an investment in variable insurance products. Shares of a Series of SBL Fund are available only through the purchase of such products. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 - December 31, 2004.

ACTUAL EXPENSES

The first line in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses associated with an investment in variable insurance products. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses associated with an investment in variable insurance products were included, your costs would have been higher.

FUND EXPENSES

                            BEGINNING        ENDING       EXPENSES PAID
                          ACCOUNT VALUE   ACCOUNT VALUE       DURING
                            07-01-04       12-31-04(1)       PERIOD(2)
                          -------------   -------------   --------------
Series Q (Small Cap
Value Series)
  Actual                  $1,000.00       $1,126.50       $ 6.36
  Hypothetical             1,000.00        1,019.15         6.04

(1) The actual ending account value is based on the actual total return of the Series for the period July 1, 2004 to December 31, 2004 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2004 to December 31, 2004 was 12.65%.

(2) Expenses are equal to the Series annualized expense ratio 1.19% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                                                        SERIES Q
Schedule of Investments                                 (SMALL CAP VALUE SERIES)
December 31, 2004

                                           NUMBER        MARKET
                                          OF SHARES      VALUE
PREFERRED STOCK - 0.6%
OIL & GAS EXPLORATION & PRODUCTION -
  0.6%
Petrohawk Energy Corporation(2)              8,400     $  647,136
TOTAL PREFERRED STOCK                                  ----------
  (cost $651,000)                                         647,136
                                                       ----------
COMMON STOCKS - 90.8%
ADVERTISING - 1.2%
R.H. Donnelley Corporation*(1)              23,500      1,387,675
                                                       ----------
AEROSPACE & DEFENSE - 0.6%
Armor Holdings, Inc.*(1)                    14,900        700,598
                                                       ----------
AIRLINES - 1.3%
Lan Airlines S.A. ADR                       44,300      1,426,460
                                                       ----------
APPAREL RETAIL - 1.3%
Foot Locker, Inc.(1)                        22,600        608,618
Payless ShoeSource, Inc.*                   15,900        195,570
Too, Inc.*                                  25,900        633,514
                                                       ----------
                                                        1,437,702
                                                       ----------
APPAREL, ACCESSORIES & LUXURY GOODS -
 0.1%
DHB Industries, Inc.*(1)                     7,900        150,416
                                                       ----------
APPLICATION SOFTWARE - 1.1%
Evans & Sutherland Computer
  Corporation*                              48,400        337,348
JDA Software Group, Inc.*(1)                59,500        810,390
Tibco Software, Inc.*(1)                     2,500         33,350
                                                       ----------
                                                        1,181,088
                                                       ----------
AUTO PARTS & EQUIPMENT - 1.0%
Dura Automotive Systems, Inc.*              42,410        459,300
LKQ Corporation*                            22,700        455,589
Tower Automotive, Inc.*                     94,700        226,333
                                                       ----------
                                                        1,141,222
                                                       ----------
BIOTECHNOLOGY - 1.8%
Applera Corporation - Applied
  Biosystems Group(1)                       41,400        865,674
CV Therapeutics, Inc.*(1)                   15,300        351,900
Covalent Group, Inc.*                       13,867         35,361
OraSure Technologies, Inc.*                107,333        721,278
                                                       ----------
                                                        1,974,213
                                                       ----------
BUILDING PRODUCTS - 1.4%
Royal Group Technologies, Ltd.*             89,700        939,159
York International Corporation(1)           17,400        600,996
                                                       ----------
                                                        1,540,155
                                                       ----------
COMMODITY CHEMICALS - 0.9%
Calgon Carbon Corporation                  109,400        993,352
Headwaters, Inc.*(1)                         2,300         65,550
                                                       ----------
                                                        1,058,902
                                                       ----------
COMMUNICATIONS EQUIPMENT - 0.3%
ADC Telecommunications, Inc.*              112,700        302,036
                                                       ----------
COMPUTER & ELECTRONICS RETAIL - 0.3%
Circuit City Stores, Inc.                   18,700        292,468
                                                       ----------
COMPUTER HARDWARE - 0.5%
Cray, Inc.*                                115,900        540,094
                                                       ----------
COMPUTER STORAGE & PERIPHERALS - 0.1%
Iomega Corporation*                         11,830         65,538
                                                       ----------
CONSTRUCTION & ENGINEERING - 3.5%
Chicago Bridge & Iron Company N.V.(1)       83,600      3,344,000
Matrix Service Company*                     75,322        607,095
                                                       ----------
                                                        3,951,095
                                                       ----------
CONSTRUCTION MATERIALS - 0.2%
U.S. Concrete, Inc.*                        34,810        266,993
                                                       ----------
CONSUMER FINANCE - 0.1%
World Acceptance Corporation*                5,200        143,052
                                                       ----------
DATA PROCESSING & OUTSOURCED SERVICES
 - 0.6%
Lightbridge, Inc.*                         114,700        692,788
                                                       ----------
DIVERSIFIED COMMERCIAL SERVICES -
 1.5%
ABM Industries, Inc.(1)                     19,570        385,920
Geo Group, Inc.*                            46,970      1,248,463
                                                       ----------
                                                        1,634,383
                                                       ----------
DIVERSIFIED METALS & MINING - 1.9%
Apex Silver Mines, Ltd.*                   121,700      2,090,806
                                                       ----------
ELECTRICAL COMPONENTS & EQUIPMENT -
 0.3%
Encore Wire Corporation*                    28,950        385,904
                                                       ----------
ELECTRONIC EQUIPMENT MANUFACTURERS -
 1.9%
Coherent, Inc.*(1)                          18,950        576,838
Newport Corporation*(1)                     28,200        397,620
OSI Systems, Inc.*(1)                       37,600        853,896
Richardson Electronics, Ltd.                32,700        346,947
                                                       ----------
                                                        2,175,301
                                                       ----------
ELECTRONIC MANUFACTURING SERVICES -
 0.3%
Celestica, Inc.*                            28,000        395,080
                                                       ----------
EMPLOYMENT SERVICES - 1.3%
CDI Corporation                             18,900        404,082
Kforce, Inc.*                               93,800      1,041,180
                                                       ----------
                                                        1,445,262
                                                       ----------
ENVIRONMENTAL SERVICES - 1.2%
Layne Christensen Company*                  72,700      1,319,505
                                                       ----------
GENERAL MERCHANDISE STORES - 0.0%
ShopKo Stores, Inc.*(1)                      1,000         18,680
                                                       ----------

                                                         See accompanying notes.

                                                                        SERIES Q
Schedule of Investments                                 (SMALL CAP VALUE SERIES)
December 31, 2004

                                           NUMBER        MARKET
                                          OF SHARES      VALUE
COMMON STOCKS (CONTINUED)
GOLD - 6.8%
Eldorado Gold Corporation*                   3,500     $   10,325
Glamis Gold, Ltd.*(1)                      166,700      2,860,572
Goldcorp, Inc.(1)                          104,400      1,570,176
Harmony Gold Mining
  Company, Ltd. ADR                        116,500      1,079,955
Meridian Gold, Inc.*(1)                     66,800      1,267,196
Randgold Resources, Ltd. ADR*(1)            72,900        831,060
                                                       ----------
                                                        7,619,284
                                                       ----------
HEALTH CARE DISTRIBUTORS - 0.8%
Andrx Corporation*(1)                       26,700        582,861
Omnicare, Inc.                              10,800        373,896
                                                       ----------
                                                          956,757
                                                       ----------
HEALTH CARE EQUIPMENT - 0.3%
Allied Healthcare Products, Inc.*           51,700        338,635
                                                       ----------
HEALTH CARE FACILITIES - 2.3%
Beverly Enterprises, Inc.*                 188,100      1,721,115
Manor Care, Inc.                            25,850        915,865
                                                       ----------
                                                        2,636,980
                                                       ----------
HEALTH CARE SERVICES - 3.3%
Cross Country Healthcare, Inc.*             19,600        354,368
Gentiva Health Services, Inc.*              48,000        802,560
Healthcare Services Group, Inc              29,800        621,032
IDX Systems Corporation*(1)                 46,300      1,595,498
Providence Service Corporation*             13,510        283,305
                                                       ----------
                                                        3,656,763
                                                       ----------
HOTELS, RESORTS & CRUISE LINES - 0.0%
Great Wolf Resorts, Inc.*                      800         17,872
                                                       ----------
IT CONSULTING & OTHER SERVICES - 0.8%
MPS Group, Inc.*                            71,475        876,283
                                                       ----------
INDUSTRIAL MACHINERY - 2.2%
Robbins & Myers, Inc.                       17,800        424,174
Unova, Inc.*(1)                             80,000      2,023,200
                                                       ----------
                                                        2,447,374
                                                       ----------
INTEGRATED TELECOMMUNICATION SERVICES
 - 0.5%
Cincinnati Bell, Inc.*                     139,600        579,340
                                                       ----------
INTERNET RETAIL - 0.0%
Stamps.com, Inc.*                            2,240         35,482
                                                       ----------
INTERNET SOFTWARE & SERVICES - 1.6%
EarthLink, Inc.*(1)                        129,210      1,488,499
Net2Phone, Inc.*                            96,400        327,760
                                                       ----------
                                                        1,816,259
                                                       ----------
INVESTMENT BANKING & BROKERAGE - 0.0%
LaBranche & Company, Inc.*                     800          7,168
                                                       ----------
METAL & GLASS CONTAINERS - 1.4%
Constar International, Inc.*                39,200        302,624
Intertape Polymer Group, Inc.*(3)          135,000      1,229,850
                                                       ----------
                                                        1,532,474
                                                       ----------
OIL & GAS DRILLING - 3.6%
Grey Wolf, Inc.*                           100,200        528,054
Helmerich & Payne, Inc.(1)                  28,730        977,969
Parker Drilling Company*                    72,100        283,353
Pride International, Inc.*                  59,200      1,215,968
Transocean, Inc.*(1)                        25,700      1,089,423
                                                       ----------
                                                        4,094,767
                                                       ----------
OIL & GAS EQUIPMENT & SERVICES - 8.0%
BJ Services Company(1)                      17,000        791,180
Global Industries, Ltd.*                   297,100      2,462,959
Input/Output, Inc.*(1)                      53,300        471,172
Key Energy Services, Inc.*                 110,050      1,298,590
Newpark Resources, Inc.*                   177,360        913,404
Oceaneering International, Inc.*(1)         34,300      1,280,076
Petroleum Helicopters, Inc.                  8,850        221,870
(Non-Voting)*
Petroleum Helicopters, Inc. (Voting)*        5,900        152,096
Smith International, Inc.*(1)               11,400        620,274
Willbros Group, Inc.*                       32,500        749,125
                                                       ----------
                                                        8,960,746
                                                       ----------
OIL & GAS EXPLORATION & PRODUCTION -
 12.0%
Forest Oil Corporation*(1)                  93,100      2,953,132
McMoRan Exploration Company*(1)             57,085      1,067,489
Newfield Exploration Company*(1)            12,200        720,410
Noble Energy, Inc.(1)                       23,300      1,436,678
PetroQuest Energy, Inc.*                    38,900        192,555
Pioneer Natural Resources Company(1)        28,900      1,014,390
Range Resources Corporation(1)             229,700      4,699,662
Remington Oil & Gas Corporation*            24,200        659,450
Stone Energy Corporation*(1)                16,200        730,458
                                                       ----------
                                                       13,474,224
                                                       ----------
PACKAGED FOODS & MEATS - 1.4%
Del Monte Foods Company*                   141,160      1,555,583
                                                       ----------
PAPER PACKAGING - 0.5%
Chesapeake Corporation                      22,700        616,532
                                                       ----------
PAPER PRODUCTS - 1.3%
Wausau-Mosinee Paper Corporation            83,300      1,487,738
                                                       ----------
PHARMACEUTICALS - 0.4%
Discovery Partners International*           95,100        451,725
                                                       ----------
PROPERTY & CASUALTY INSURANCE - 2.4%
Argonaut Group, Inc.*                       20,800        439,504
Donegal Group, Inc.                         12,700        291,211
Endurance Specialty Holdings, Ltd.          20,200        690,840
Mercury General Corporation                 20,500      1,228,360
                                                       ----------
                                                        2,649,915
                                                       ----------
REAL ESTATE INVESTMENT TRUSTS - 0.6%
American Financial Realty Trust             29,400        475,692
Government Properties Trust, Inc.           18,900        186,354
                                                       ----------
                                                          662,046
                                                       ----------

                                                         See accompanying notes.

                                                                        SERIES Q
Schedule of Investments                                 (SMALL CAP VALUE SERIES)
December 31, 2004

                                            NUMBER       MARKET
                                          OF SHARES      VALUE
COMMON STOCKS (CONTINUED)
REGIONAL BANKS - 0.7%
Colonial BancGroup, Inc.                    18,200     $   386,386
Hibernia Corporation                        13,590         401,041
                                                       -----------
                                                           787,427
                                                       -----------
REINSURANCE - 0.6%
Montpelier Re Holdings, Ltd.                12,800         492,160
PXRE Group, Ltd.                             5,700         143,697
                                                       -----------
                                                           635,857
                                                       -----------
SEMICONDUCTOR EQUIPMENT - 0.4%
Credence Systems Corporation*(1)            46,200         422,730
                                                       -----------
SEMICONDUCTORS - 1.4%
Cirrus Logic, Inc.*                        111,800         616,018
Stats Chippac, Ltd. ADR*                    75,533         462,262
TriQuint Semiconductor, Inc.*               52,200         232,290
Zoran Corporation*                          18,000         208,440
                                                       -----------
                                                         1,519,010
                                                       -----------
SPECIALTY CHEMICALS - 3.3%
H.B. Fuller Company(1)                      23,500         669,985
OM Group, Inc.*                             50,900       1,650,178
PolyOne Corporation*                       147,900       1,339,974
                                                       -----------
                                                         3,660,137
                                                       -----------
SPECIALTY STORES - 0.6%
Barbeques Galore, Ltd. ADR                  27,126         162,756
Sharper Image Corporation*(1)               26,800         505,180
                                                       -----------
                                                           667,936
                                                       -----------
STEEL - 8.2%
Carpenter Technology Corporation(1)         14,900         871,054
GrafTech International, Ltd.*(1)           175,100       1,656,446
Ipsco, Inc.*                                35,500       1,696,900
Roanoke Electric Steel Corporation          24,900         514,708
Steel Dynamics, Inc.*(1)                    46,500       1,761,420
United States Steel Corporation(1)          43,340       2,221,175
Webco Industries, Inc.*                     44,000         473,880
                                                       -----------
                                                         9,195,583
                                                       -----------
TRUCKING - 0.7%
Covenant Transport, Inc.*                   38,700         805,734
                                                       -----------
TOTAL COMMON STOCKS
  (cost $74,710,775)                                   101,885,777
                                                       -----------

FOREIGN STOCK - 0.7%
CANADA - 0.7%
Eldorado Gold Corporation*                 150,100         444,732
Intertape Polymer Group, Inc.*               3,000          27,292
Quadra Mining, Ltd.*                        63,000         297,083
                                                       -----------
                                                           769,107
TOTAL FOREIGN STOCKS
  (cost $763,577)                                          769,107
                                                       -----------
REPURCHASE AGREEMENT - 8.2%
State Street, 0.80%, dated 12-31-04,
 matures 1-03-05; repurchase amount
 $9,211,354 (Collateralized by FNMA,
 1.875%, 2-15-05 with a value of
 $9,399,953)                                     $9,210,740  $  9,210,740
                                                             ------------
TOTAL REPURCHASE AGREEMENT
  (cost $9,210,740)                                             9,210,740
                                                             ------------
TOTAL INVESTMENTS - 100.3%
  (cost $85,336,092)                                          112,512,760
LIABILITIES, LESS CASH & OTHER ASSETS - (0.3%)                   (379,889)
                                                             ------------
TOTAL NET ASSETS - 100.0%                                    $112,132,871
                                                             ============

For federal income tax purposes, the identified cost of investments owned at December 31, 2004 was $86,003,094.

* Non-income producing security

ADR (American Depositary Receipt)

(1) Security underlying outstanding written options contracts.

(2) Security is restricted. The total market value of restricted securities $647,136 (cost $651,000), or 0.6% of total net assets. The acquisition date was November 16, 2004

(3) Security is a private placement

(4) Security is illiquid

                                                         See accompanying notes.

                                                                        SERIES Q
                                                        (SMALL CAP VALUE SERIES)

Statement of Assets and Liabilities
December 31, 2004

ASSETS:
Investments, at value(1) .........................      $ 112,512,760
Cash .............................................             16,358
Receivables:
      Fund shares sold ...........................            527,439
      Securities sold ............................            426,409
      Interest ...................................                 49
      Dividends ..................................             22,824
Prepaid expenses .................................              1,727
                                                        -------------
Total assets .....................................        113,507,566
                                                        -------------

LIABILITIES:
Payable for:
      Securities purchased .......................            670,580
      Fund shares redeemed .......................             94,153
      Written options, at value(2) ...............            493,775
      Management fees ............................             91,864
      Custodian fees .............................              1,248
      Transfer agent and administration fees .....             11,851
      Professional fees ..........................              9,232
      Other ......................................             1, 992
                                                        -------------
Total liabilities ................................          1,374,695
                                                        -------------
NET ASSETS .......................................      $ 112,132,871
                                                        =============

NET ASSETS CONSIST OF:
Paid in capital ..................................      $  75,102,802
Accumulated net investment loss ..................             (1,222)
Accumulated net realized gain
      on sales of investments, options written
      and purchased and currency transactions ....          9,877,381
Net unrealized appreciation in value of
      investments, options written and purchased
      and translation of assets and liabilities in
      foreign currency ...........................         27,153,910
Net assets .......................................
                                                        -------------
                                                        $ 112,132,871
                                                        =============

Capital shares authorized ........................         indefinite
Capital shares outstanding .......................          5,571,753
Net asset value and redemption price
      per share (net assets divided by
      shares outstanding) ........................      $       20.13
                                                        =============

(1)   Investments, at cost .......................      $  85,336,092

(2)   Options written premiums ...................      $     471,034

Statement of Operations
For the Year Ended December 31, 2004

INVESTMENT INCOME:
 Dividends........................................      $     451,252
 Interest ........................................             23,416
                                                        -------------
 Total investment income .........................            474,668
                                                        -------------

EXPENSES:
 Management fees .................................            937,110
 Custodian fees ..................................             40,697
 Transfer/maintenance fees .......................             22,195
 Administration fees .............................             90,456
 Directors' fees .................................              4,431
 Professional fees ...............................             11,570
 Reports to shareholders .........................              6,575
 Other expenses ..................................              2,448
                                                        -------------
 Total expenses ..................................          1,115,482
                                                        -------------
 Net investment loss .............................           (640,814)
                                                        -------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) during the period on:
 Investments .....................................         11,350,315
 Options written and purchased ...................           (302,544)
 Foreign currency transactions ...................             (1,380)
                                                         ------------
 Net realized gain ...............................         11,046,391
                                                         ------------
Net change in unrealized appreciation
 (depreciation) during the period on:
 Investments .....................................          6,777,525
 Options written and purchased ...................             54,527
 Translation of assets and liabilities
  in foreign currencies ..........................                (17)
                                                        -------------
 Net unrealized appreciation .....................          6,832,035
                                                        -------------
 Net gain ........................................         17,878,426
                                                        -------------
 Net increase in net assets resulting
  from operations ................................      $  17,237,612
                                                        =============

                                                         See accompanying notes.

                                                                        SERIES Q
Statement of Changes in Net Assets                      (SMALL CAP VALUE SERIES)

                                                                                   YEAR ENDED        YEAR ENDED
                                                                               DECEMBER 31, 2004  DECEMBER 31, 2003
                                                                               -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment loss ........................................................    $   (640,814)      $   (167,142)
 Net realized gain during the period on investments, options
  written and purchased and foreign currency transactions ...................      11,046,391          1,722,894
 Net change in unrealized appreciation during the period on
  investments, options written and purchased and translation of
  assets and liabilities in foreign currencies ..............................       6,832,035         24,339,936
                                                                                 ------------       ------------
Net increase in net assets resulting from operations ........................      17,237,612         25,895,688
                                                                                 ------------       ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net realized gain. .........................................................        (617,424)          (482,995)
                                                                                 ------------       ------------
 Total distributions to shareholders ........................................        (617,424)          (482,995)
                                                                                 ------------       ------------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from sale of shares ...............................................      62,936,569         51,727,115
 Distributions reinvested. ..................................................         617,424            482,994
 Cost of shares redeemed ....................................................     (55,337,957)       (41,155,870)
                                                                                 ------------       ------------
 Net increase from capital share transactions................................       8,216,036         11,054,239
                                                                                 ------------       ------------
 Net increase in net assets..................................................      24,836,224         36,466,932
                                                                                 ------------       ------------
NET ASSETS:
 Beginning of period ........................................................      87,296,647         50,829,715
                                                                                 ------------       ------------
 End of period ..............................................................    $112,132,871       $ 87,296,647
                                                                                 ============       ============
 Accumulated net investment loss at end of period ...........................    $     (1,222)      $          -
                                                                                 ============       ============
CAPITAL SHARE ACTIVITY:
 Shares sold ................................................................       3,550,042          3,810,666
 Shares reinvested...........................................................          35,444             33,634
 Shares redeemed.............................................................      (3,197,603)        (3,181,431)
                                                                                 ------------       ------------
 Total capital share activity ...............................................         387,883            662,869
                                                                                 ============       ============

                                                         See accompanying notes.

                                                                        SERIES Q
Financial Highlights                                    (SMALL CAP VALUE SERIES)

Selected data for each share of capital stock outstanding throughout each period

                                                                                                       YEAR ENDED,
                                                                                                       DECEMBER 31,
                                                              2004       2003      2002        2001      2000(d)
                                                            --------    -------   -------    -------   ------------
PER SHARE DATA

Net asset value, beginning of period                        $  16.84    $ 11.24   $ 12.79    $ 10.74     $ 10.00
                                                            --------    -------   -------    -------     -------
Income (loss) from investment operations:
Net investment income (loss)                                   (0.12)     (0.03)    (0.09)     (0.04)      (0.02)
Net gain (loss) on securities (realized and unrealized)         3.53       5.73     (0.79)      2.41        0.76
                                                            --------    -------   -------    -------     -------
Total from investment operations                                3.41       5.70     (0.88)      2.37        0.74
                                                            --------    -------   -------    -------     -------
Less distributions:
Dividends from net investment income                               -          -         -          -           -
Distributions from realized gains                              (0.12)     (0.10)    (0.67)     (0.32)          -
                                                            --------    -------   -------    -------     -------
Total distributions                                            (0.12)     (0.10)    (0.67)     (0.32)          -
                                                            --------    -------   -------    -------     -------
Net asset value, end of period                              $  20.13    $ 16.84   $ 11.24    $ 12.79     $ 10.74
                                                            ========    =======   =======    =======     =======
TOTAL RETURN(a)                                                20.37%     50.90%    (6.96%)    22.16%       7.40%
                                                            --------    -------   -------    -------     -------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                    $112,133    $87,297   $50,830    $58,198     $10,427
                                                            --------    -------   -------    -------     -------
Ratios to average net assets:
Net investment income (loss)                                   (0.68%)    (0.28%)   (0.59%)    (0.42%)     (0.41%)
Total expenses                                                  1.19%      1.22%     1.22%      1.18%       1.49%
Gross expenses(b)                                               1.19%      1.22%     1.22%      1.18%       1.49%
Net expenses(c)                                                 1.19%      1.22%     1.22%      1.17%       1.23%
                                                            --------    -------   -------    -------     -------
Portfolio turnover rate                                           43%        37%       56%        47%         81%

(a) Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

(b) Gross expense information reflects expense ratios absent fund expense reductions by the Investment Manager.

(c) Net expense information reflects expense ratios after expense reductions or fee waivers and reduction of custodian expenses.

(d) Series Q was initially capitalized on May 1, 2000 with a net asset value of $10 per share. Percentage amounts for the period have been annualized, except for total return.

                                                         See accompanying notes.

                                                                       SERIES S
Manager's Commentary                                  (SOCIAL AWARENESS SERIES)
February 15, 2005                                                   (unaudited)

                                                           [SECURITY FUNDS LOGO]
                                       Advisor, Security Management Company, LLC



[PHOTO OF MARK A. MITCHELL]

     Mark A. Mitchell
     Portfolio Manager

TO OUR SHAREHOLDERS:

2004 was a normal year in many respects; returns were positive, but not as spectacular as in 2003. The Social Awareness Series returned 5.17%(1) in the period, lagging the benchmark DSI 400 index's return of 10.31% and the Fund's peer group median return of 8.81%. Similar to 2003, the market favored lower quality, higher beta stocks. In such environments, we tend to underperform. While disappointing, we believe that our approach delivers performance over the long term.

Our approach to managing the Social Awareness Series is based on our investment philosophy described below.

We understand a company's growth potential over the long term based on our bottom-up fundamental investment process. We invest today based on future potential. We concentrate our investments in companies with sustainable competitive advantages when they are undervalued. Companies must demonstrate management ability by consistently adding shareholder value. They must have strong financial positions and be well positioned for growth. We are patient buyers and sellers focused on the long term, and we take advantage of investor uncertainty and short-term thinking.

Once we determine that companies meet our investment criteria, we review them to ensure they meet our social criteria as well. We employ this philosophy to a universe of value and growth companies.

INDUSTRIALS AND MATERIALS STOCKS TOP PERFORMERS

In the industrial sector, Federal Express was up 52% as a result of continued economic growth and business model efficiencies. Shaw Group appreciated 45%, as it benefited from an improving global economy.

The Series sole materials sector holding, Praxair, had a strong year, up 17%. It benefited from an improvement in the overall global economy as well.

TECHNOLOGY AND HEALTH CARE DISAPPOINTING

Following an extremely strong year in 2003, technology stocks had a difficult time in 2004. Adverse stock selection in Texas Instruments and not owning Yahoo had a negative impact on the Series. Texas Instruments was down 16% as a result of an industry-wide slowdown and a corresponding inventory correction in semiconductors. Yahoo was up more than 66% as it benefited from strong online advertising trends and the positive sentiment generated by the Google IPO.

Health care, as a sector overall, underperformed the index. Cardinal Health and Merck both had a negative impact on the Series. Cardinal was down more than 22% as a result of undergoing a substantial industry change in how pharmaceutical manufacturers distribute and price its products. Merck impacted the Series negatively due to concerns over pharmaceutical industry and company-specific growth prospects. Additionally, Merck experienced a significant product recall that has hurt the company's performance.

2005 MARKET OUTLOOK

Our outlook for the equity market continues to be guardedly optimistic. Like every year, there are many potential positive and negative influences. We believe the most significant issue facing us in 2005 will be a slowing profit cycle. In such an environment, we believe more normal equity returns are likely. Skilled stock picking versus owning beta will be critical. This favors our focus on identifying good companies at attractive valuations.

We continue to believe that investing is a long-term pursuit that requires patience and a consistent approach. Dollar cost averaging is a sound way to build long-term value. While it does not assure profits or protect against losses in a declining market, we think it is the best way to take advantage of the natural highs and lows in a market cycle. We recognize there are many investment fund alternatives available today and thank you for your business and the confidence you place in us.

Sincerely,

Mark A. Mitchell
Portfolio Manager

                                                                       SERIES S
Manager's Commentary                                  (SOCIAL AWARENESS SERIES)
February 15, 2005                                                   (unaudited)

[PERFORMANCE GRAPH]

                          SBL S INVESTMENT INFORMATION

  DATE        value
--------    ---------
SBL S
12/31/94    10,000.00
 3/31/95    10,593.68
 6/30/95    11,372.40
 9/30/95    12,541.80
12/31/95    12,774.20
 3/31/96    13,641.82
 6/30/96    14,656.63
 9/30/96    15,353.62
12/31/96    15,178.61
 3/31/97    14,589.92
 6/30/97    16,849.21
 9/30/97    18,164.91
12/31/97    18,616.73
 3/31/98    21,100.10
 6/30/98    21,556.74
 9/30/98    19,609.57
12/31/98    24,468.88
 3/31/99    25,151.67
 6/30/99    27,037.14
 9/30/99    25,359.16
12/31/99    28,673.83
 3/31/00    30,364.79
 6/30/00    29,361.07
 9/30/00    27,670.11
12/31/00    24,975.44
 3/31/01    21,867.09
 6/30/01    22,969.55
 9/30/01    19,182.83
12/31/01    21,704.12
 3/31/02    21,728.77
 6/30/02    18,683.67
 9/30/02    15,705.81
12/31/02    16,944.83
 3/31/03    16,491.81
 6/30/03    18,795.46
 9/30/03    19,258.12
12/31/03    21,006.40
 3/31/04    21,151.61
 6/30/04    21,471.06
 9/30/04    20,436.08
12/31/04    22,092.27

DOMINI SOCIAL 400


        DATE            value
-------------------   ---------
INCEPTION  12/31/94   10,000.00
            3/31/95   11,028.74
            6/30/95   12,118.85
            9/30/95   13,084.08
            2/31/95   13,825.97
            3/31/96   14,538.68
            6/30/96   15,217.20
            9/30/96   15,847.24
           12/31/96   17,103.90
            3/31/97   17,686.63
            6/30/97   20,838.20
            9/30/97   22,587.81
           12/31/97   23,647.07
            3/31/98   27,055.11
            6/30/98   28,123.21
            9/30/98   25,424.31
           12/31/98   31,817.45
            3/31/99   33,471.99
            6/30/99   35,744.18
            9/30/99   33,584.49
           12/31/99   39,614.64
            3/31/00   40,879.88
           06/30/00   38,683.24
           09/30/00   36,884.33
           12/31/00   33,949.93
          3/31/2001   29,864.79
          6/30/2001   31,476.37
          9/30/2001   27,010.45
         12/31/2001   29,846.42
          3/31/2002   29,906.80
          6/30/2002   26,299.40
          9/30/2002   21,830.74
         12/31/2002   23,848.71
          3/31/2003   23,045.76
          6/30/2003   26,590.08
          9/30/2003   27,502.40
         12/31/2003   30,640.28
          3/31/2004   31,277.27
          6/30/2004   31,995.32
          9/30/2004   30,869.55
         12/31/2004   33,798.31

                        SBL Fund Series S $22,092
                        Domini Social 400 Index $33,798


                             $10,000 OVER TEN YEARS

The chart above assumes a hypothetical $10,000 investment in Series S (Social Awareness Series) on December 31, 1994 and reflects the fees and expenses of Series S.

PORTFOLIO COMPOSITION BY SECTOR
-------------------------------
Consumer Discretionary                      14.27%
Consumer Staples                            12.33
Energy                                       1.20
Financials                                  22.14
Health Care                                 14.78
Industrials                                  7.03
Information Technology                      18.01
Materials                                    1.87
Telecommunication Services                   4.44
Commercial Paper                             1.93
U.S. Government Agency                       1.84
Warrants                                     0.04
Cash & other assets, less liabilities        0.12

AVERAGE ANNUAL RETURNS

PERIODS ENDED 12-31-04(1)   1 YEAR   5 YEARS   10 YEARS
-------------------------   ------   -------   --------
Series S                     5.17%   (5.08%)     8.25%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

    The per formance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                                         See accompanying notes.

                                                                        SERIES S
Manager's Commentary                                          (SOCIAL AWARENESS)
February 15, 2005                                                    (unaudited)

PERFORMANCE

INFORMATION ABOUT YOUR SERIES EXPENSES

CALCULATING YOUR ONGOING SERIES EXPENSES
EXAMPLE

As a shareholder of the Series, you incur ongoing costs, including management fees and other series expenses. Performance figures and expense ratios do not reflect fees and expenses associated with an investment in variable insurance products. Shares of a Series of SBL Fund are available only through the purchase of such products. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 - December 31, 2004.

ACTUAL EXPENSES

The first line in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses associated with an investment in variable insurance products. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses associated with an investment in variable insurance products were included, your costs would have been higher.

FUND EXPENSES

                         BEGINNING             ENDING            EXPENSES PAID
                       ACCOUNT VALUE        ACCOUNT VALUE           DURING
                         07-01-04             12-31-04(1)          PERIOD(2)
                       -------------        -------------        -------------
Series S (Social Awareness Series)
  Actual               $    1,000.00        $    1,028.40        $       4.59
  Hypothetical              1,000.00             1,020.61                4.57

(1) The actual ending account value is based on the actual total return of the Series for the period July 1, 2004 to December 31, 2004 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2004 to December 31, 2004 was 2.84%.

(2) Expenses are equal to the Series annualized expense ratio 0.90% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                                                        SERIES S
Schedule of Investments                                (SOCIAL AWARENESS SERIES)
December 31, 2004

                                               NUMBER         MARKET
                                             OF SHARES        VALUE
COMMON STOCKS - 96.1%

AIR FREIGHT & LOGISTICS - 2.4%
FedEx Corporation                               26,000     $  2,560,740
                                                           ------------
AIRLINES - 1.7%
Southwest Airlines Company                     113,000        1,839,640
                                                           ------------
ASSET MANAGEMENT & CUSTODY BANKS - 0.9%
Bank of New York Company, Inc.                  29,400          982,548
                                                           ------------
BIOTECHNOLOGY - 2.4%
Amgen, Inc.*                                    40,400        2,591,660
                                                           ------------
BROADCASTING & CABLE TV - 1.2%
Comcast Corporation*                            40,707        1,354,729
                                                           ------------
COMMUNICATIONS EQUIPMENT - 3.6%
ADC Telecommunications, Inc.*                  512,000        1,372,160
Cisco Systems, Inc.*                           132,000        2,547,600
                                                           ------------
                                                              3,919,760
                                                           ------------
COMPUTER HARDWARE - 3.2%
Dell, Inc.*                                     82,800        3,489,192
                                                           ------------
CONSTRUCTION & ENGINEERING - 1.6%
Shaw Group, Inc.*                               95,500        1,704,675
                                                           ------------
CONSUMER FINANCE - 4.4%
American Express Company                        43,200        2,435,184
MBNA Corporation                                83,450        2,352,456
                                                           ------------
                                                              4,787,640
                                                           ------------
DEPARTMENT STORES - 1.3%
Kohl's Corporation*                             28,550        1,403,804
                                                           ------------
DIVERSIFIED BANKS - 4.7%
Bank of America Corporation                     37,400        1,757,426
Wells Fargo & Company                           54,500        3,387,175
                                                           ------------
                                                              5,144,601
                                                           ------------
DRUG RETAIL - 2.1%
CVS Corporation                                 50,300        2,267,021
                                                           ------------
GENERAL MERCHANDISE STORES - 1.6%
Target Corporation                              32,700        1,698,111
                                                           ------------
HEALTH CARE EQUIPMENT - 3.7%
Boston Scientific Corporation*                  72,700        2,584,485
Medtronic, Inc.                                 29,800        1,480,166
                                                           ------------
                                                              4,064,651
                                                           ------------
HOME IMPROVEMENT RETAIL - 4.6%
Home Depot, Inc.                                79,500        3,397,830
Lowe's Companies, Inc.                          27,000        1,554,930
                                                           ------------
                                                              4,952,760
                                                           ------------
HOUSEHOLD PRODUCTS - 4.9%
Colgate-Palmolive Company                       34,900        1,785,484
Procter & Gamble Company                        63,400        3,492,072
                                                           ------------
                                                              5,277,556
                                                           ------------
INDUSTRIAL CONGLOMERATES - 1.4%
3M Company                                      18,800        1,542,916
                                                           ------------
INDUSTRIAL GASES - 1.9%
Praxair, Inc.                                   46,200        2,039,730
                                                           ------------
INTEGRATED TELECOMMUNICATION SERVICES - 4.4%
SBC Communications, Inc.                        70,064        1,805,549
Verizon Communications, Inc.                    74,800        3,030,148
                                                           ------------
                                                              4,835,697
                                                           ------------
INVESTMENT BANKING & BROKERAGE - 2.0%
Goldman Sachs Group, Inc.                       11,000        1,144,440
Merrill Lynch & Company, Inc.                   16,600          992,182
                                                           ------------
                                                              2,136,622
                                                           ------------
LIFE & HEALTH INSURANCE - 1.0%
AFLAC, Inc.                                     27,900        1,111,536
                                                           ------------
MANAGED HEALTH CARE - 1.9%
UnitedHealth Group, Inc.                        23,900        2,103,917
                                                           ------------
MOTORCYCLE MANUFACTURERS - 0.8%
Harley-Davidson, Inc.                           14,300          868,725
                                                           ------------
MOVIES & ENTERTAINMENT - 4.8%
Time Warner, Inc.*                             115,300        2,241,432
Viacom, Inc. (Cl.B)                             82,800        3,013,092
                                                           ------------
                                                              5,254,524
                                                           ------------
MULTI-LINE INSURANCE - 5.0%
American International Group, Inc.              82,699        5,430,843
                                                           ------------
OIL & GAS EQUIPMENT & SERVICES - 1.0%
BJ Services Company                             24,000        1,116,960
                                                           ------------
OIL & GAS EXPLORATION & PRODUCTION - 0.2%
Anadarko Petroleum Corporation                   3,000          194,430
                                                           ------------
OTHER DIVERSIFIED FINANCIAL SERVICES - 1.2%
JP Morgan Chase & Company                       34,200        1,334,142
                                                           ------------
PHARMACEUTICALS - 6.7%
Johnson & Johnson                               82,664        5,242,551
Merck & Company, Inc.                           64,800        2,082,672
                                                           ------------
                                                              7,325,223
                                                           ------------
PROPERTY & CASUALTY INSURANCE - 2.9%
Chubb Corporation                               41,300        3,175,970
                                                           ------------
SEMICONDUCTOR EQUIPMENT - 0.5%
Applied Materials, Inc.*                        33,700          576,270
                                                           ------------
SEMICONDUCTORS - 2.8%
Intel Corporation                              127,900        2,991,581
                                                           ------------
SOFT DRINKS - 5.4%
Coca-Cola Company                               59,550        2,479,066
PepsiCo, Inc.                                   65,000        3,393,000
                                                           ------------
                                                              5,872,066
                                                           ------------

                                                         See accompanying notes.

                                                                        SERIES S
Schedule of Investments                                (SOCIAL AWARENESS SERIES)
December 31, 2004

                                                PRINCIPAL
                                                AMOUNT OF
                                                  NUMBER          MARKET
                                                OF SHARES         VALUE
COMMON STOCKS (CONTINUED)

SYSTEMS SOFTWARE - 7.9%
Microsoft Corporation                              251,100     $  6,706,881
Oracle Corporation*                                 48,900          670,908
Veritas Software Corporation*                       43,600        1,244,780
                                                               ------------
                                                                  8,622,569
                                                               ------------
TOTAL COMMON STOCKS
 (cost $100,558,884)                                            104,572,809
                                                               ------------
WARRANTS - 0.0%
Lucent Technologies, Inc.*                          26,354           41,639
                                                               ------------
TOTAL WARRANTS (cost $0)                                             41,639
                                                               ------------
COMMERCIAL PAPER - 1.9%

BROKERAGE - 0.9%
Goldman Sachs Group, Inc.,
2.33%, 01-10-05                                $ 1,000,000          999,418
                                                               ------------
TELECOMMUNICATIONS - WIRELINES - 1.0%
BellSouth Corporation,
2.17%, 01-03-05                                $ 1,100,000        1,099,867
                                                               ------------
TOTAL COMMERCIAL PAPER
 (cost $2,099,285)                                                2,099,285
                                                               ------------
U. S. GOVERNMENT SPONSORED AGENCIES - 1.9%

Federal Home Loan Bank:
 2.20%, 01-05-05                               $ 1,000,000          999,756
 2.30%, 01-19-05                               $ 1,000,000          998,877
                                                               ------------
                                                                  1,998,633
                                                               ------------
TOTAL U.S. GOVERNMENT SPONSORED AGENCIES
 (cost $1,998,633)                                                1,998,633
                                                               ------------
TOTAL INVESTMENTS - 99.9%
 (cost $104,656,802)                                            108,712,366
CASH AND OTHER ASSETS, LESS LIABILITIES - 0.1%                      142,775
                                                               ------------
TOTAL NET ASSETS- 100.0%                                       $108,855,141
                                                               ============

For federal income tax purposes, the identified cost of investments owned at December 31, 2004 was $104,662,590.

* Non-income producing security

                                                         See accompanying notes.

                                                                        SERIES S
                                                       (SOCIAL AWARENESS SERIES)

Statement of Assets and Liabilities
December 31, 2004

ASSETS:
Investments, at value(1)...........................    $ 108,712,366
Cash ..............................................           93,860
Receivables:
  Fund shares sold ................................          148,810
  Dividends .......................................           75,284
Prepaid expenses ..................................            2,038
                                                       -------------
Total assets ......................................      109,032,358
                                                       -------------
LIABILITIES:
Payable for:
  Fund shares redeemed ............................           82,069
  Management fees .................................           68,605
  Custodian fees ..................................              477
  Transfer agent and administration fees ..........           10,400
  Professional fees ...............................            9,524
  Other ...........................................            6,142
                                                       -------------
  Total liabilities ...............................          177,217
                                                       -------------
  NET ASSETS ......................................
                                                       $ 108,855,141
                                                       =============
NET ASSETS CONSIST OF:
Paid in capital ...................................    $ 105,015,571
Accumulated undistributed net
  investment income ...............................        1,093,613
Accumulated net realized loss
  on sales of investments .........................       (1,309,607)
Net unrealized appreciation
  in value of investments .........................        4,055,564
                                                       -------------
Net assets ........................................
                                                       $ 108,855,141
                                                       =============
Capital shares authorized .........................       indefinite
Capital shares outstanding ........................        4,771,369
Net asset value and redemption price
  per share (net assets divided by
  shares outstanding) .............................    $       22.81
                                                       =============

(1) Investments, at cost ..........................    $ 104,656,802

Statement of Operations
For the Year Ended December 31, 2004

INVESTMENT INCOME:
  Dividends .......................................    $   2,055,406
  Interest ........................................           44,857
                                                       -------------
  Total investment income .........................        2,100,263
                                                       -------------
EXPENSES:
  Management fees .................................          845,406
  Custodian fees ..................................            6,147
  Transfer/maintenance fees .......................           22,212
  Administration fees .............................           97,179
  Directors' fees .................................            5,902
  Professional fees ...............................           12,454
  Reports to shareholders .........................            8,228
  Other expenses ..................................            4,258
                                                       -------------
  Total expenses ..................................        1,001,786
                                                       -------------
  Net investment income ...........................        1,098,477
                                                       -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain during the period on:
  Investments .....................................        6,395,190
                                                       -------------
  Realized gain ...................................        6,395,190
                                                       -------------
Net change in unrealized depreciation
  during the period on:
  Investments .....................................       (2,086,141)
                                                       -------------
  Unrealized depreciation .........................       (2,086,141)
                                                       -------------

  Net gain ........................................        4,309,049
                                                       -------------
  Net increase in net assets ......................
      resulting from operations ...................    $   5,407,526
                                                       =============

                                                         See accompanying notes.

                                                                        SERIES S
Statement of Changes in Net Assets                     (SOCIAL AWARENESS SERIES)

                                                                                                YEAR ENDED          YEAR ENDED
                                                                                             DECEMBER 31,2004     DECEMBER 31, 2003
                                                                                             ----------------     -----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income .................................................................     $   1,098,477       $       553,358
   Net realized gain during the period on investments ....................................         6,395,190               781,505
   Net change in unrealized appreciation (depreciation) during the period on
     investments..........................................................................        (2,086,141)           22,370,365
                                                                                               -------------       ---------------
   Net increase in net assets resulting from operations ..................................         5,407,526            23,705,228
                                                                                               -------------       ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income .................................................................           (55,978)             (502,244)
                                                                                               -------------       ---------------
   Total distributions to shareholders ...................................................           (55,978)             (502,244)
                                                                                               -------------       ---------------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of shares ..........................................................        13,188,684            14,174,608
   Distributions reinvested ..............................................................            55,978               502,244
   Cost of shares redeemed ...............................................................       (28,190,885)          (28,087,540)
                                                                                               -------------       ---------------
   Net decrease from capital share transactions ..........................................       (14,946,223)          (13,410,688)
                                                                                               -------------       ---------------
   Net increase (decrease) in net assets .................................................        (9,594,675)            9,792,296
                                                                                               -------------       ---------------

NET ASSETS:
   Beginning of period ...................................................................       118,449,816           108,657,520
                                                                                               -------------       ---------------
   End of period .........................................................................     $ 108,855,141       $   118,449,816
                                                                                               =============       ===============

   Accumulated undistributed net investment income at end of period ......................     $   1,093,613       $        51,114
                                                                                               =============       ===============
CAPITAL SHARE ACTIVITY:
   Shares sold ...........................................................................           606,902               737,876
   Shares reinvested .....................................................................             2,616                23,602
   Shares redeemed .......................................................................        (1,296,096)           (1,484,400)
                                                                                               -------------       ---------------
   Total capital share activity ..........................................................          (686,578)             (722,922)
                                                                                               =============       ===============

                                                         See accompanying notes.

                                                                        SERIES S
Financial Highlights                                   (SOCIAL AWARENESS SERIES)
Selected data for each share of capital
stock outstanding throughout each year

                                                                                  YEAR ENDED DECEMBER 31,
                                                              2004           2003          2002            2001          2000
                                                           ----------      ---------     ---------      ---------     -----------
PER SHARE DATA

Net asset value, beginning of period                       $    21.70      $   17.58     $   22.64      $   27.62      $   31.71
                                                           ----------      ---------     ---------      ---------      ---------
Income (loss) from investment operations:
Net investment income (loss)                                     0.23           0.10          0.06           0.04          (0.02)
Net gain (loss) on securities (realized and unrealized)          0.89           4.11         (5.01)         (3.55)         (4.07)
                                                           ----------      ---------     ---------      ---------      ---------
Total from investment operations                                 1.12           4.21         (4.95)         (3.51)         (4.09)
                                                           ----------      ---------     ---------      ---------      ---------
Less distributions:
Dividends from net investment income                            (0.01)         (0.09)        (0.11)             -              -
Distributions from realized gains                                   -              -             -          (0.53)             -
Distributions in excess of capital gains                            -              -             -          (0.94)             -
                                                           ----------      ---------     ---------      ---------      ---------
Total distributions                                             (0.01)         (0.09)        (0.11)         (1.47)             -
                                                           ----------      ---------     ---------      ---------      ---------
Net asset value, end of period                             $    22.81      $   21.70     $   17.58      $   22.64      $   27.62
                                                           ==========      =========     =========      =========      =========
TOTAL RETURN(a)                                                  5.17%         23.97%       (21.93%)       (13.10%)       (12.90%)
                                                           ----------      ---------     ---------      ---------      ---------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                   $  108,855      $ 118,450     $ 108,658      $ 158,686      $ 208,709
                                                           ----------      ---------     ---------      ---------      ---------
Ratios to average net assets:
Net investment income (loss)                                     0.97%          0.50%         0.29%          0.17%         (0.05%)
Total expenses                                                   0.89%          0.83%         0.83%          0.83%          0.83%
Gross expenses(b)                                                0.89%          0.83%         0.83%          0.83%          0.83%
Net expenses(c)                                                  0.89%          0.83%         0.83%          0.83%          0.83%
                                                           ----------      ---------     ---------      ---------      ---------
Portfolio turnover rate                                            24%            19%            5%            10%            24%

(a) Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

(b) Gross expense information reflects expense ratios absent fund expense reductions by the Investment Manager.

(c) Net expense information reflects expense ratios after expense reductions or fee waivers and reduction of custodian expenses.

                                                         See accompanying notes.

                                                                        SERIES V
Manager's Commentary                                      (MID CAP VALUE SERIES)
February 15, 2005                                                    (unaudited)

                                                           [SECURITY FUNDS LOGO]

                                       Advisor, Security Management Company, LLC

[PHOTO OF JAMES P. SCHIER]
     James P. Schier
    Portfolio Manager

TO OUR SHAREHOLDERS:

2004 continued to be another solid year for the Mid Cap Value Series. For the year, the Series gained 26.97%(1) versus a gain of 19.00% for the S&P Mid Cap Value Index.

Our investment philosophy is to seek appreciable securities of companies that are able to grow and/or reinvest in increasingly profitable ventures and hold them over three to five years to capture the better part of the improvements in profitability. We invest where we find opportunities, with our individual position sizes reflecting the magnitude and the confidence in the opportunity. For this Series, we target securities generally priced at or below a market multiple that are able to increase their return on capital over time.

ENERGY, TECHNOLOGY AND CONSUMER DISCRETIONARY STOCKS TOP PERFORMERS

Energy was the largest contributor to the year's results due to a larger weighting than the benchmark and good stock selection. Frontline and Denbury Resources doubled in value for the year. Frontline, a tanker company, profited from high day rates during a time when the industry was forced to retire older, single-hull tankers over environmental concerns. Denbury, a North American exploration company that specializes in tertiary recovery techniques, benefited from favorable acquisitions, the sale of its Gulf of Mexico gas properties and a buoyant commodity environment.

Technology holdings were also a very meaningful source of return for the Series. Despite declines in value for most technology names, holdings Acxiom, Monolithic Systems, Maxwell Technologies, Ultratech Inc., Ulticom and Mips Technologies all gained more than 30% each during the year.

For the consumer sector, Coldwater Creek gained 203%. This catalog retailer benefited from a strong offering in apparel and a successful rollout of a new store base.

INDUSTRIALS AND HEALTH CARE DISAPPOINTING

With such a good year, stock selection was below expectation for health care and industrial sectors. While the industrial holdings gained 9% during the year, their performance trailed the 19% showing for industrials for the benchmark. Electric City fell 27% on a slight earning disappointment; however, its load management offerings for utilities and businesses continue to gain traction in the market. Capstone Turbine declined 10%, as the market has been slow to switch to the company's new micro turbine products. Lastly, Stonepath, a freight logistics company, declined 65% on news that the company will be restating financials from prior years. We believe the weakness for all three holdings will be temporary in nature.

The Fund's health care holdings fell 6% lagging the 2% in health care holdings for the benchmark. The Series' lack of exposure to the HMO industry was the largest detriment.

MUTED OUTLOOK FOR 2005

With 2004 being the second consecutive positive return year in the market, the equity market no longer offers as many compelling opportunities based upon dramatic mispricing. Our proprietary valuation work suggests some opportunities in smaller capitalization names; however, the valuation is far less compelling than five to seven years ago. Equity valuations are not cheap, profit margins are high, and there is little opportunity for expanding earnings growth. With valuations at current levels, equities will most likely not provide double-digit returns in the year ahead.

As our investment process seeks opportunities on a bottom-up basis, we continue to discover prospects in smaller, earlier stage companies, telecom equipment and industrial companies, and companies focused on energy efficiency and self-sufficiency.

We would like to take this opportunity to thank you for trusting your funds with Security Management Company. We vow to do our best to continue uncover the exciting return potential that only small to mid-sized companies can provide

Sincerely,

James P. Schier
Senior Portfolio Manager

                                                                        SERIES V
Manager's Commentary                                      (MID CAP VALUE SERIES)
February 15, 2005                                                    (unaudited)

PERFORMANCE

[PERFORMANCE GRAPH]

                          SBL V INVESTMENT INFORMATION

        DATE              value
--------------------   -----------
SBL V
              5/1/97   10,000.0000
             6/30/97   11,140.0000
             9/30/97   13,030.0000
            12/31/97   13,130.0000
             3/31/98   15,081.9443
             6/30/98   14,980.1768
             9/30/98   12,731.1149
            12/31/98   15,307.8681
             3/31/99   15,014.2301
             6/30/99   18,300.2438
             9/30/99   17,243.6478
            12/31/99   18,197.5762
             3/31/00   20,666.7034
             6/30/00   20,982.1425
             9/30/00   23,284.9468
            12/31/00   24,349.3388
             3/31/01   25,261.2482
             6/30/01   27,726.3222
             9/30/01   22,346.9319
            12/31/01   27,058.2180
             3/31/02   29,753.7481
             6/30/02   27,475.4752
             9/30/02   21,210.2249
            12/31/02   23,250.5763
             3/31/03   22,690.4714
             6/30/03   29,025.8800
             9/30/03   31,403.0472
            12/31/03   35,868.7224
             3/31/04   38,717.4561
             6/30/04   39,679.6951
             9/30/04   39,443.9839
            12/31/04   45,542.2314


S&P MIDCAP 400/BARRA VALUE INDEX

         DATE               value
----------------------    --------
INCEPTION      5/01/97    10,000.00
               6/30/97    10,925.23
               9/30/97    12,471.40
              12/31/97    13,146.38
               3/31/98    14,440.15
               6/30/98    13,842.25
               9/30/98    11,932.74
              12/31/98    13,761.77
               3/31/99    12,653.42
               6/30/99    14,543.13
               9/30/99    13,126.61
              12/31/99    14,081.67
               3/31/00    14,964.64
               6/30/00    14,567.38
               9/30/00    16,467.23
              12/31/00    18,001.12
               3/31/01    17,381.57
               6/30/01    19,360.83
               9/30/01    16,839.62
              12/31/01    19,286.99
               3/31/02    21,200.92
               6/30/02    19,956.18
               9/30/02    16,268.59
              12/31/02    17,337.54
               3/31/03    16,331.37
               6/30/03    19,462.62
               9/30/03    20,862.99
              12/31/03    24,304.45
               3/31/04    25,648.25
               6/30/04    25,951.24
               9/30/04    25,748.69
              12/31/04    28,901.11

                  SBL Fund Series V $45,542
                  S& P MidCap 400/Barra Value Index $28,901


                            $10,000 SINCE INCEPTION

The chart above assumes a hypothetical $10,000 investment in Series V (Mid Cap Value Series) on May 1, 1997 (date of inception) and reflects the fees and expenses of Series V.

PORTFOLIO COMPOSITION BY SECTOR

Consumer Discretionary                       2.51%
Consumer Staples                             6.55
Energy                                       9.92
Financials                                  12.01
Health Care                                  7.62
Industrials                                 22.00
Information Technology                      15.03
Materials                                   13.27
Telecommunication Services                   1.42
Utilities                                    6.70
Cash & other assets, less liabilities        2.97

AVERAGE ANNUAL RETURNS

                                                   SINCE INCEPTION
PERIODS ENDED 12-31-04(1)  1 YEAR    5 YEARS          (5-1-97)
-------------------------  ------    -------       ---------------
Series V                   26.97%     20.14%            21.84%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

      The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                                         See accompanying notes.

                                                                        SERIES V
Manager's Commentary                                      (MID CAP VALUE SERIES)
February 15, 2005                                                    (unaudited)

PERFORMANCE

INFORMATION ABOUT YOUR SERIES EXPENSES

CALCULATING YOUR ONGOING SERIES EXPENSES

EXAMPLE

As a shareholder of the Series, you incur ongoing costs, including management fees and other series expenses. Performance figures and expense ratios do not reflect fees and expenses associated with an investment in variable insurance products. Shares of a Series of SBL Fund are available only through the purchase of such products. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 - December 31, 2004.

ACTUAL EXPENSES

The first line in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses associated with an investment in variable insurance products. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses associated with an investment in variable insurance products were included, your costs would have been higher.

FUND EXPENSES

                                          BEGINNING          ENDING       EXPENSES PAID
                                        ACCOUNT VALUE    ACCOUNT VALUE       DURING
                                          07-01-04        12-31-04(1)       PERIOD(2)
                                        -------------    -------------    -------------
Series V (Mid Cap Value Series)
   Actual                               $    1,000.00    $    1,120.00    $        4.69
   Hypothetical                              1,000.00         1,020.71             4.47

(1) The actual ending account value is based on the actual total return of the Series for the period July 1, 2004 to December 31, 2004 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2004 to December 31, 2004 was 12.00%.

(2) Expenses are equal to the Series annualized expense ratio 0.88% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                                                        SERIES V
Schedule of Investments                                   (MID CAP VALUE SERIES)
December 31, 2004

                                                  PRINCIPAL
                                                  AMOUNT OR
                                                   NUMBER          MARKET
                                                  OF SHARES        VALUE
CONVERTIBLE BOND - 0.6%
PHARMACEUTICALS - 0.6%
Ligand Pharmaceuticals, Inc.,
  6.00% - 2007(2)                                $ 1,000,000     $ 1,990,000
                                                                 -----------
TOTAL CONVERTIBLE BOND
  (cost $1,000,000)                                                1,990,000
                                                                 -----------
PREFERRED STOCK - 0.2%
DIVERSIFIED METALS & MINING - 0.2%
Arch Coal, Inc.(1)                                     5,200         473,200
                                                                 -----------
TOTAL PREFERRED STOCK
  (cost $260,000)                                                    473,200
                                                                 -----------
COMMON STOCKS - 96.2%
AEROSPACE & DEFENSE - 1.3%
Aviall, Inc.*                                         74,100       1,702,077
Curtiss-Wright Corporation                            40,000       2,296,400
                                                                 -----------
                                                                   3,998,477
                                                                 -----------
AGRICULTURAL PRODUCTS - 3.8%
Archer-Daniels-Midland Company                       320,000       7,139,200
Corn Products International, Inc.                     87,000       4,659,720
                                                                 -----------
                                                                  11,798,920
                                                                 -----------
AIR FREIGHT & LOGISTICS - 0.4%
AirNet Systems, Inc.*                                182,000         635,180
Stonepath Group, Inc.*(3)                            520,000         566,280
                                                                 -----------
                                                                   1,201,460
                                                                 -----------
APPAREL RETAIL - 0.4%
Children's Place Retail Stores, Inc.*                 34,800       1,288,644
                                                                 -----------
APPLICATION SOFTWARE - 0.1%
Ulticom, Inc.*                                        13,500         216,405
                                                                 -----------
BIOTECHNOLOGY - 0.7%
Millennium Pharmaceuticals, Inc.*                    180,000       2,181,600
                                                                 -----------
BUILDING PRODUCTS - 0.0%
Aaon, Inc.*                                            3,250          52,227
                                                                 -----------
COMMUNICATIONS EQUIPMENT - 2.2%
3Com Corporation*                                    715,000       2,981,550
Avanex Corporation*                                1,123,800       3,719,778
                                                                 -----------
                                                                   6,701,328
                                                                 -----------
COMPUTER STORAGE & PERIPHERALS - 0.6%
Adaptec, Inc.*                                       254,600       1,932,414
                                                                 -----------

CONSTRUCTION & ENGINEERING - 10.6%
Dycom Industries, Inc.*                              102,000       3,113,040
Granite Construction, Inc.                            56,700       1,508,220
MasTec, Inc.*                                        446,400       4,513,104
McDermott International, Inc.*                       221,800       4,072,248
Quanta Services, Inc.*                               663,700       5,309,600
Shaw Group, Inc.*                                    790,000      14,101,500
                                                                 -----------
                                                                  32,617,712
                                                                 -----------
DATA PROCESSING & OUTSOURCED SERVICES - 3.0%
Computer Sciences Corporation*                       165,000       9,301,050
                                                                 -----------
DIVERSIFIED COMMERCIAL SERVICES - 1.6%
FTI Consulting, Inc.*                                231,000       4,867,170
                                                                 -----------
DIVERSIFIED METALS & MINING - 8.4%
Arch Coal, Inc.                                      149,400       5,309,676
Consol Energy, Inc.                                   40,100       1,646,105
Inco, Ltd.*                                          258,000       9,489,240
Phelps Dodge Corporation*                             55,800       5,519,736
Usec, Inc.                                           413,100       4,002,939
                                                                 -----------
                                                                  25,967,696
                                                                 -----------
ELECTRIC UTILITIES - 6.7%
Cinergy Corporation                                   96,000       3,996,480
Great Plains Energy, Inc.                             64,700       1,959,116
KFx, Inc.*                                         1,008,000      14,636,160
                                                                 -----------
                                                                  20,591,756
                                                                 -----------
ELECTRICAL COMPONENTS & EQUIPMENT - 2.4%
Electric City Corporation*                         1,200,000       1,476,000
Power-One, Inc.*                                     329,800       2,941,816
Preformed Line Products Company                        1,400          40,572
Thomas & Betts Corporation*                          100,000       3,075,000
                                                                 -----------
                                                                   7,533,388
                                                                 -----------
ELECTRONIC EQUIPMENT MANUFACTURERS - 3.0%
Maxwell Technologies, Inc.*                          343,200       3,480,048
Merix Corporation*                                   335,000       3,859,200
Powell Industries, Inc.*                             101,700       1,880,433
                                                                 -----------
                                                                   9,219,681
                                                                 -----------
ENVIRONMENTAL SERVICES - 1.1%
Republic Services, Inc.                               45,000       1,509,300
TRC Companies, Inc.*                                 100,000       1,700,000
                                                                 -----------
                                                                   3,209,300
                                                                 -----------
FERTILIZERS & AGRICULTURAL CHEMICALS - 1.1%
Potash Corporation of
  Saskatchewan, Inc.(1)                               40,000       3,322,400
                                                                 -----------
FOOTWEAR - 0.8%
Brown Shoe Company, Inc.                              80,000       2,386,400
                                                                 -----------
HEALTH CARE FACILITIES - 2.8%
Community Health Systems, Inc.*                      100,000       2,788,000
Triad Hospitals, Inc.*                               156,000       5,804,760
                                                                 -----------
                                                                   8,592,760
                                                                 -----------
HEALTH CARE SERVICES - 2.0%
Hooper Holmes, Inc.                                  807,700       4,781,584
NDCHealth Corporation                                 66,000       1,226,940
                                                                 -----------
                                                                   6,008,524
                                                                 -----------
HOME FURNISHINGS - 0.9%
Mohawk Industries, Inc.*                              14,000       1,277,500
Newell Rubbermaid, Inc.                               62,000       1,499,780
                                                                 -----------
                                                                   2,777,280
                                                                 -----------

                                                         See accompanying notes.

                                                                        SERIES V
Schedule of Investments                                   (MID CAP VALUE SERIES)
December 31, 2004

                                                             NUMBER         MARKET
                                                            OF SHARES       VALUE
COMMON STOCKS (CONTINUED)
INDUSTRIAL CONGLOMERATES - 1.0%
Alleghany Corporation*                                         10,506     $ 2,996,837
                                                                          -----------
INDUSTRIAL MACHINERY - 1.4%
Capstone Turbine Corporation*                               1,150,000       2,104,500
Quixote Corporation                                            97,200       1,976,076
Valmont Industries, Inc.                                       12,800         321,408
                                                                          -----------
                                                                            4,401,984
                                                                          -----------
INSURANCE BROKERS - 0.3%
Hub International, Ltd.                                        45,700         841,337
                                                                          -----------
INTEGRATED OIL & GAS - 2.3%
Murphy Oil Corporation                                         88,000       7,079,600
                                                                          -----------
INTEGRATED TELECOMMUNICATION SERVICE - 0.5%
Global Crossing, Ltd.*                                         75,000       1,360,575
IDT Corporation*                                               12,200         188,856
                                                                          -----------
                                                                            1,549,431
                                                                          -----------
INVESTMENT BANKING & BROKERAGE - 0.5%
American Capital Strategies, Ltd.                              50,000       1,667,500
                                                                          -----------
IT CONSULTING & OTHER SERVICES - 1.9%
Acxiom Corporation                                            170,000       4,471,000
Keane, Inc.*                                                  100,000       1,470,000
                                                                          -----------
                                                                            5,941,000
                                                                          -----------
MARINE - 1.0%
Frontline, Ltd.                                                55,000       2,439,800
Ship Finance International, Ltd.                               26,583         545,490
                                                                          -----------
                                                                            2,985,290
                                                                          -----------
MULTI-LINE INSURANCE - 1.3%
American Financial Group, Inc.                                132,000       4,132,920
                                                                          -----------
OIL & GAS DRILLING - 0.7%
Nabors Industries, Ltd.*(1)                                    40,000       2,051,600
                                                                          -----------
OIL & GAS EQUIPMENT & SERVICES - 1.5%
Key Energy Services, Inc.*                                    382,000       4,507,600
                                                                          -----------
OIL & GAS EXPLORATION & PRODUCTION - 2.7%
Denbury Resources, Inc.*                                      203,000       5,572,350
Pioneer Natural Resources Company                              80,396       2,821,900
                                                                          -----------
                                                                            8,394,250
                                                                          -----------
OIL & GAS REFINING, MARKETING & TRANSPORTATION - 2.8%
Williams Companies, Inc.                                      520,000       8,470,800
                                                                          -----------
PACKAGED FOODS & MEATS - 2.7%
American Italian Pasta Company                                 70,000       1,627,500
Hain Celestial Group, Inc.*                                    75,000       1,550,250
Hormel Foods Corporation                                      165,000       5,172,750
                                                                          -----------
                                                                            8,350,500
                                                                          -----------
PAPER PACKAGING - 2.2%
Bemis Company, Inc.                                           100,000       2,909,000
Sonoco Products Company                                       125,000       3,706,250
                                                                          -----------
                                                                            6,615,250
                                                                          -----------
PHARMACEUTICALS - 1.5%
Hollis-Eden Pharmaceuticals, Inc.*                            193,803       1,825,624
Ligand Pharmaceuticals, Inc. (Cl. B)*                         243,200       2,830,848
                                                                          -----------
                                                                            4,656,472
                                                                          -----------
PROPERTY & CASUALTY INSURANCE - 4.2%
First American Corporation                                    177,400       6,233,836
W. R. Berkley Corporation                                     140,000       6,603,800
                                                                          -----------
                                                                           12,837,636
                                                                          -----------
REAL ESTATE INVESTMENT TRUST - 3.1%
Bimini Mortgage Management, Inc.*                             152,200       2,444,332
HomeBanc Corporation*                                         321,600       3,113,088
MortgageIt Holdings, Inc.*                                    218,100       3,914,895
                                                                          -----------
                                                                            9,472,315
                                                                          -----------
REGIONAL BANKS - 2.6%
Corus Bankshares, Inc.                                         13,600         652,936
Iberiabank Corporation                                         17,000       1,128,120
Mercantile Bankshares Corporation                              50,000       2,610,000
Wilmington Trust Corporation                                   39,000       1,409,850
Zions Bancorporation                                           32,000       2,176,960
                                                                          -----------
                                                                            7,977,866
                                                                          -----------
SEMICONDUCTOR EQUIPMENT - 1.5%
Ultratech, Inc.*                                              249,000       4,693,650
                                                                          -----------
SEMICONDUCTORS - 2.7%
Applied Micro Circuits Corporation*                           550,000       2,315,500
IXYS Corporation*                                             437,200       4,511,904
MIPS Technologies, Inc.*                                        6,200          61,070
Stats Chippac, Ltd. ADR*                                      217,500       1,331,100
                                                                          -----------
                                                                            8,219,574
                                                                          -----------
SPECIALTY CHEMICALS - 1.4%
H.B. Fuller Company                                            85,000       2,423,350
Material Sciences Corporation*                                 57,000       1,025,430
Minerals Technologies, Inc.                                    15,000       1,000,500
                                                                          -----------
                                                                            4,449,280
                                                                          -----------
SPECIALTY STORES - 0.4%
Bombay Company, Inc.*                                         209,000       1,155,770
                                                                          -----------
TIRES & RUBBER - 0.0%
Bandag, Inc.                                                    2,600         129,506
                                                                          -----------
TRUCKING - 1.2%
SCS Transportation, Inc.*                                      11,000         257,070
Werner Enterprises, Inc.                                      157,000       3,554,480
                                                                          -----------
                                                                            3,811,550
                                                                          -----------
WIRELESS TELECOMMUNICATION SERVICES - 0.9%
Wireless Facilities, Inc.*                                    296,400       2,798,016
                                                                          -----------
TOTAL COMMON STOCKS
(cost $205,523,178)                                                       295,954,126
                                                                          -----------

                                                         See accompanying notes.

                                                                        SERIES V
Schedule of Investments                                   (MID CAP VALUE SERIES)
December 31, 2004

                                                   PRINCIPAL
                                                   AMOUNT OR
                                                     NUMBER          MARKET
                                                   OF SHARES          VALUE
WARRANTS - 0.0%

Electric City Corporation*                             350,000     $    144,212
                                                                   ------------
TOTAL WARRANTS (cost $327,719)                                          144,212
                                                                   ------------
COMMERICAL PAPER - 2.8%

BROKERAGE - 0.8%
Goldman Sachs Group, Inc.,
  2.33%, 01-07-05                                 $  2,500,000        2,499,029
                                                                   ------------
FINANCIAL COMPANIES - 0.9%
General Electric Capital Corporation,
  2.23%, 01-04-05                                 $  1,500,000        1,499,731
Citigroup, Inc.,
  2.26%, 01-20-05                                 $  1,300,000        1,298,450
                                                                   ------------
                                                                      2,798,181
                                                                   ------------
PHARMACEUTICALS - 1.1%
Pfizer, Inc.,
  2.25%, 02-01-05                                 $  3,200,000        3,193,800
                                                                   ------------
TOTAL COMMERCIAL PAPER
  (cost $8,491,010)                                                   8,491,010
                                                                   ------------
REPURCHASE AGREEMENT - 0.1%

United Missouri Bank, 1.74%, dated 12-31-04,
  matures 01-03-05; repurchase amount
  of $281,041 (Collateralized by FHLMC
  0.00%, 01-14-05 with
  a value of $286,729)                            $    281,000          281,000
                                                                   ------------
TOTAL REPURCHASE AGREEMENT
  (cost $281,000)                                                       281,000
                                                                   ------------
TOTAL INVESTMENTS - 99.9%
    (cost $215,882,907)                                             307,333,548
CASH & OTHER ASSETS, LESS LIAIBILITIES - 0.1%                           202,842
                                                                   ------------
TOTAL NET ASSETS - 100.0%                                          $307,536,390
                                                                   ============

The identified cost of investments owned at December 31, 2004 was the same for federal income tax and financial statement purposes.

*Non-income producing security

ADR (American Depositary Receipt)

(1)  Security is segregated as collateral for written options contracts.

(2) Security is a 144A Series. The total market value of 144A securities is $1,990,000 (cost $1,000,000), or 0.6% of total net assets.

(3) Security is a restricted security. The total market value of restricted securities is $566,280 (cost $702,000), or 0.2% of total net assets. The acquisition date was February 25, 2003.

                                                         See accompanying notes.

                                                                        SERIES V
                                                          (MID CAP VALUE SERIES)

Statement of Assets and Liabilities
December 31, 2004

ASSETS:
Investments, at value(1)........................................    $307,333,548
Cash............................................................          15,551
Receivables:
  Fund shares sold..............................................         603,885
  Interest......................................................           7,624
  Dividends.....................................................         348,964
Prepaid expenses................................................           4,799
                                                                    ------------
Total assets....................................................     308,314,371
                                                                    ------------

LIABILITIES:
Payable for:
  Fund shares redeemed..........................................         280,322
  Written options, at value(2)..................................         254,580
  Management fees...............................................         190,873
  Custodian fees................................................           2,028
  Transfer agent and administration fees........................          25,513
  Professional fees.............................................          18,800
  Other.........................................................           5,865
                                                                    ------------
  Total liabilities.............................................         777,981
                                                                    ------------
  NET ASSETS....................................................    $307,536,390
                                                                    ============
NET ASSETS CONSIST OF:

Paid in capital.................................................    $188,924,056
Accumulated undistributed net investment
  income........................................................         956,660
Accumulated undistributed net realized gain
  on sales of investments and written options...................      26,210,931
Net unrealized appreciation in value of
  investments and written options...............................      91,444,743
                                                                    ------------
Net assets......................................................    $307,536,390
                                                                    ============

Capital shares authorized.......................................      indefinite
Capital shares outstanding......................................       8,762,552
Net asset value and redemption price
  per share (net assets divided by shares outstanding)..........    $      35.10
                                                                    ============

(1) Investments, at cost........................................    $215,882,907
(2) Option premiums received....................................    $    248,682

Statement of Operations
For the Year Ended December 31, 2004

INVESTMENT INCOME:
  Dividends.....................................................    $  3,055,516
  Interest......................................................         145,223
                                                                    ------------
  Total investment income.......................................       3,200,739
                                                                    ------------
EXPENSES:
  Management fees...............................................       1,921,429
  Custodian fees................................................          18,889
  Transfer/maintenance fees.....................................          22,183
  Administration fees...........................................         223,488
  Directors' fees...............................................          11,988
  Professional fees.............................................          25,018
  Reports to shareholders.......................................          13,834
  Other expenses................................................           7,250
                                                                    ------------
  Total expenses................................................       2,244,079
                                                                    ------------
  Net investment income.........................................         956,660
                                                                    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain during the period on:
  Investments...................................................      25,379,709
  Options written and purchased.................................         831,221
                                                                    ------------
  Net realized gain.............................................      26,210,930
                                                                    ------------
Net change in unrealized appreciation
  during the period on:
  Investments...................................................      35,523,982
  Options written and purchased.................................          58,180
                                                                    ------------
  Net unrealized appreciation...................................      35,582,162
                                                                    ------------

  Net gain......................................................      61,793,092
                                                                    ------------
  Net increase in net assets
    resulting from operations...................................    $ 62,749,752
                                                                    ============

                                       140               See accompanying notes.

                                                                        SERIES V
Statement of Changes in Net Assets                        (MID CAP VALUE SERIES)

                                                                                     YEAR ENDED               YEAR ENDED
                                                                                  DECEMBER 31, 2004      DECEMBER 31, 2003
                                                                                  -----------------      -----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:

  Net investment income.......................................................     $      956,660           $    618,778
  Net realized gain during the period on investments and options written......         26,210,930              5,978,282
  Net change in unrealized appreciation during the period on
    investments and options written...........................................         35,582,162             68,297,677
                                                                                   --------------           ------------
  Net increase in net assets resulting from operations........................         62,749,752             74,894,737
                                                                                   --------------           ------------
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.......................................................            (66,480)              (503,234)
  Net realized gain...........................................................         (6,024,709)            (2,889,214)
                                                                                   --------------           ------------
Total distributions to shareholders...........................................         (6,091,189)            (3,392,448)
                                                                                   --------------           ------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares................................................        101,360,304             69,317,375
  Distributions reinvested....................................................          6,091,189              3,392,448
  Cost of shares redeemed.....................................................        (80,231,256)           (68,066,760)
                                                                                   --------------           ------------
  Net increase from capital share transactions................................         27,220,237              4,643,063
                                                                                   --------------           ------------
  Net increase in net assets..................................................         83,878,800             76,145,352
                                                                                   --------------           ------------

NET ASSETS:
  Beginning of period.........................................................        223,657,590            147,512,238
                                                                                   --------------           ------------
  End of period...............................................................     $  307,536,390           $223,657,590
                                                                                   ==============           ============

  Accumulated undistributed net investment income at end of period............     $      956,660           $    102,234
                                                                                   ==============           ============

CAPITAL SHARE ACTIVITY:
  Shares sold.................................................................          3,302,809              2,976,917
  Shares reinvested...........................................................            206,062                130,044
  Shares redeemed.............................................................         (2,640,940)            (3,108,431)
                                                                                   --------------           ------------
  Total capital share activity................................................            867,931                 (1,470)
                                                                                   ==============           ============

                                       141               See accompanying notes.

                                                                        SERIES V
Financial Highlights                                      (MID CAP VALUE SERIES)
Selected data for each share of capital stock outstanding throughout each year

                                                                                                                   YEAR ENDED,
                                                                                                                  DECEMBER 31,
                                                              2004          2003         2002          2001            2000
                                                            ---------     ---------    ---------    ----------       ---------
PER SHARE DATA
Net asset value, beginning of period ..................     $   28.33     $   18.68    $   23.49    $    22.19       $   16.73
                                                            ---------     ---------    ---------    ----------       ---------
Income (loss) from investment operations:
Net investment income (loss) ..........................          0.11          0.07         0.10          0.09            0.08
Net gain (loss) on securities (realized and unrealized)          7.39         10.03        (3.16)         2.31            5.57
                                                            ---------     ---------    ---------    ----------       ---------
Total from investment operations ......................          7.50         10.10        (3.06)         2.40            5.65
                                                            ---------     ---------    ---------    ----------       ---------
Less distributions:
Dividends from net investment income ..................         (0.01)        (0.06)       (0.19)        (0.08)           --
Distributions from realized gains .....................         (0.72)        (0.39)       (1.56)        (1.02)          (0.19)
                                                            ---------     ---------    ---------    ----------       ---------
Total distributions ...................................         (0.73)        (0.45)       (1.75)        (1.10)          (0.19)
                                                            ---------     ---------    ---------    ----------       ---------
Net asset value, end of period ........................     $   35.10     $   28.33    $   18.68    $    23.49       $   22.19
                                                            =========     =========    =========    ==========       =========

TOTAL RETURN(a) .......................................         26.97%        54.27%      (14.07%)       11.13%          33.81%
                                                            ---------     ---------    ---------    ----------       ---------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands) ..............     $ 307,536     $ 223,658    $ 147,512    $  166,860       $ 115,551
                                                            ---------     ---------    ---------    ----------       ---------
Ratios to average net assets:
Net investment income (loss) ..........................          0.37%         0.36%        0.46%         0.43%           0.55%
Total expenses ........................................          0.88%         0.83%        0.84%         0.85%           0.84%
Gross expenses(b) .....................................          0.88%         0.83%        0.84%         0.85%           0.84%
Net expenses(c) .......................................          0.88%         0.83%        0.84%         0.83%           0.84%
                                                            ---------     ---------    ---------    ----------       ---------
Portfolio turnover rate ...............................            43%           59%          65%           50%             35%

(a) Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

(b) Gross expense information reflects expense ratios absent fund expense reductions by the Investment Manager.

(c) Net expense information reflects expense ratios after expense reductions or fee waivers and reduction of custodian expenses.

                                            142          See accompanying notes.

                                                                       SERIES W
Manager's Commentary                     (MAIN STREET GROWTH & INCOME(R) SERIES)
February 15, 2005                                                    (unaudited)

                                                      [OPPENHEIMERFUNDS(R) LOGO]

                                              Subadvisor, OppenheimerFunds, Inc.

[PHOTO OF NIKOLAOS MONOYIOS]
      Nikolaos Monoyios
      Portfolio Manager

TO OUR SHAREHOLDERS:

Although the Series produced slightly lower returns than its benchmark, the S&P 500 Index, during 2004, we nonetheless are satisfied with the Series' performance. We attribute these results to a confluence of factors that caused stocks to trade in a relatively narrow range until after the U.S. presidential election, when uncertainty began to dissipate and signs of stronger economic growth led to a stock market rally.

In our view, 2004 represented a year of transition in which investor sentiment gradually began to migrate from a focus on smaller stocks to larger ones. This shift comes in the wake of approximately six years in which small caps produced consistently higher returns than larger ones. However, the transition in market leadership from small-cap to large-cap stocks has not been a particularly smooth or consistent one over the course of the past 12-month period. Our statistical models first began to detect a change in January and February of 2004, signaling to us that the degree of outperformance among small-cap stocks was moderating. In response, we adopted a more neutral investment posture with regard to the Series' weighted average market capitalization compared to that of its benchmark.

In March, our models began to suggest that large-cap stocks were poised to over take their smaller counterparts from a performance standpoint, and we began to increase the Series' weighted average market capitalization toward a range that was larger than the benchmark's. This positioning contributed positively to the Series' relative performance during the late spring and summer, when larger stocks indeed provided higher returns than smaller stocks. Results at the time were especially strong among the largest companies in the S&P 500 Index.

However, small cap stocks regained market leadership in the fall, interrupting the market's transition. For the year as a whole, in fact, all capitalization ranges except the mega-cap category produced higher returns than broad measures of the stock market overall, with the mid-cap and small-cap categories posting higher returns than the micro-cap, large-cap and mega-cap categories. As a result, the Series' focus on mega-cap stocks detracted from its relative performance late in the year, causing its returns to modestly lag that of its benchmark for 2004.

In this changing market environment, the Series achieved particularly strong results from its investments in the energy and materials sectors, where our sector allocation and stock selection strategies contributed positively to performance. Both sectors appeared to benefit from rising demand for commodities as global economic growth intensified and formerly third-world countries modernized their industrial infrastructures.

Over the longer term, we remain confident that the multi-year cycle of small-cap outperformance is nearing an end, and that mega-cap stocks are poised to assume the mantle of market leadership for the next phase of the cycle. As always, we remain committed to staying fully invested in a broadly diversified portfolio of stocks as determined by our quantitative investment discipline.

Sincerely,

Nikolaos Monoyios
Portfolio Manager

                                                                        SERIES W
Manager's Commentary                     (MAIN STREET GROWTH & INCOME(R) SERIES)
February 15, 2005                                                    (unaudited)

PERFORMANCE

[PERFORMANCE GRAPH]

                           SBLW INVESTMENT INFORMATION

   DATE         value
--------      ---------
  5/1/00      10,000.00
 6/30/00       9,980.00
 9/30/00      10,060.00
12/31/00       9,016.25
 3/31/01       8,155.65
 6/30/01       8,505.90
 9/30/01       7,555.24
12/31/01       8,115.58
 3/31/02       8,215.77
 6/30/02       7,494.38
 9/30/02       6,262.02
12/31/02       6,551.13
 3/31/03       6,329.74
 6/30/03       7,205.24
 9/30/03       7,416.57
12/31/03       8,271.52
 3/31/04       8,423.01
 6/30/04       8,453.31
 9/30/04       8,284.62
12/31/04       8,991.85

S & P 500

      DATE                 value
-----------------        ---------
INCEPTION 5/01/00        10,000.00
         06/30/00        10,036.94
         09/30/00         9,939.85
         12/31/00         9,162.81
          3/31/01         8,076.96
          6/30/01         8,549.92
          9/30/01         7,295.70
         12/31/01         8,075.77
          3/31/02         8,097.71
          6/30/02         7,013.09
          9/30/02         5,801.87
         12/31/02         6,291.88
          3/31/03         6,093.72
          6/30/03         7,031.73
          9/30/03         7,217.83
         12/31/03         8,096.70
          3/31/04         8,234.06
          6/30/04         8,375.21
          9/30/04         8,218.19
         12/31/04         8,977.04

                            SBL Fund Series W $8,992
                            S& P 500 Index $8,977


                            $10,000 SINCE INCEPTION

The chart above assumes a hypothetical $10,000 investment in Series W (Main St. Growth & Income(R) Series) on May 1, 2000 (date of inception), and reflects the fees and expenses of Series W.

PORTFOLIO COMPOSITION BY SECTOR

Consumer Discretionary                      12.29%
Consumer Staples                             8.64
Energy                                       7.07
Financials                                  21.68
Health Care                                 12.39
Industrials                                 10.21
Information Technology                      18.88
Telecommunication Services                   3.80
Materials                                    2.65
Utilities                                    0.40
Foreign Stocks                               0.57
Cash & other assets, less liabilities        1.42

AVERAGE ANNUAL RETURNS

PERIODS ENDED 12-31-04(1)        1 YEAR        SINCE INCEPTION (5-1-00)
--------------------------       ------        ------------------------
Series W                          8.71%                (2.25%)

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

    The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                                         See accompanying notes.

                                                                        SERIES W
Manager's Commentary                     (MAIN STREET GROWTH & INCOME(R) SERIES)
February 15, 2005                                                    (unaudited)

PERFORMANCE

INFORMATION ABOUT YOUR SERIES EXPENSES

CALCULATING YOUR ONGOING SERIES EXPENSES

EXAMPLE

As a shareholder of the Series, you incur ongoing costs, including management fees and other series expenses. Performance figures and expense ratios do not reflect fees and expenses associated with an investment in variable insurance products. Shares of a Series of SBL Fund are available only through the purchase of such products. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 - December 31, 2004.

ACTUAL EXPENSES

The first line in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses associated with an investment in variable insurance products. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses associated with an investment in variable insurance products were included, your costs would have been higher.

FUND EXPENSES

                                                           BEGINNING            ENDING           EXPENSES PAID
                                                         ACCOUNT VALUE       ACCOUNT VALUE          DURING
                                                            07-01-04          12-31-04(1)          PERIOD(2)
                                                         -------------       -------------       -------------
Series W (Main Street Growth & Income Series)
  Actual                                                 $   1,000.00        $    1,063.30       $   6.59
  Hypothetical                                               1,000.00             1,018.75           6.44

(1) The actual ending account value is based on the actual total return of the Series for the period July 1, 2004 to December 31, 2004 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2004 to December 31, 2004 was 6.33%.

(2) Expenses are equal to the Series annualized expense ratio 1.27% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                                                        SERIES W
Schedule of Investments                  (MAIN STREET GROWTH & INCOME(R) SERIES)
December 31, 2004

                                             NUMBER            MARKET
                                           OF SHARES           VALUE
COMMON STOCKS - 98.0%

AEROSPACE & DEFENSE - 1.7%
Boeing Company                                 2,300          $119,071
General Dynamics Corporation                     500            52,300
Goodrich Corporation                             200             6,528
Honeywell International, Inc.                  2,000            70,820
Lockheed Martin Corporation                      800            44,440
Northrop Grumman Corporation                   1,900           103,284
Raytheon Company                               1,100            42,713
Rockwell Colllins, Inc.                          100             3,944
United Defense Industries, Inc.*                 300            14,175
United Technologies Corporation                4,200           434,070
                                                              --------
                                                               891,345
                                                              --------
AGRICULTURAL PRODUCTS - 0.1%
Archer-Daniels-Midland Company                 1,300            29,003
Corn Products International, Inc.                200            10,712
                                                              --------
                                                                39,715
                                                              --------
AIR FREIGHT & LOGISTICS - 0.6%
CNF, Inc.                                        600            30,060
EGL, Inc.*                                       600            17,934
Expeditors International of
  Washington, Inc.                               200            11,176
FedEx Corporation                                700            68,943
Ryder System, Inc.                               500            23,885
United Parcel Service, Inc. (Cl.B)             1,800           153,828
                                                              --------
                                                               305,826
                                                              --------
AIRLINES - 0.2%
AMR Corporation*                               2,300            25,185
Alaska Air Group, Inc.*                          400            13,396
Continental Airlines, Inc. (Cl.B)*             1,200            16,248
Delta Air Lines, Inc.*                         2,600            19,448
Northwest Airlines Corporation*                  600             6,558
                                                              --------
                                                                80,835
                                                              --------
ALUMINUM - 0.3%
Alcoa, Inc.                                    5,100           160,242
                                                              --------
APPAREL RETAIL - 1.0%
Abercrombie & Fitch Company                    1,100            51,645
Aeropostale, Inc.*                               750            22,073
American Eagle Outfitters, Inc.                  900            42,390
AnnTaylor Stores Corporation*                    675            14,533
Bebe Stores, Inc.                                150             4,047
Children's Place Retail Stores, Inc.*            200             7,406
Christopher & Banks Corporation                  100             1,845
Finish Line, Inc.                                200             3,660
Gap, Inc.                                      4,600            97,152
Hot Topic, Inc.*                                 400             6,876
Limited Brands, Inc.                           3,300            75,966
Men's Wearhouse, Inc.*                           200             6,392
Pacific Sunwear of California, Inc.*           1,375            30,607
TJX Companies, Inc.                            4,100           103,033
Talbots, Inc.                                    600            16,338
Too, Inc.*                                       400             9,784
Urban Outfitters, Inc.*                          300            13,320
                                                              --------
                                                               507,067
                                                              --------

APPAREL, ACCESSORIES & LUXURY GOODS - 0.2%
Coach, Inc.*                                     600            33,840
Jones Apparel Group, Inc.                        900            32,913
V.F. Corporation                                 500            27,690
                                                              --------
                                                                94,443
                                                              --------
APPLICATION SOFTWARE - 0.4%
Amdocs, Ltd.*                                    700            18,375
Autodesk, Inc.                                 1,200            45,540
Compuware Corporation*                           200             1,294
FactSet Research Systems, Inc.                   200            11,688
Fair Isaac Corporation                           400            14,672
FileNet Corporation*                             300             7,728
Quest Software, Inc.*                            100             1,595
RSA Security, Inc.*                              800            16,048
Siebel Systems, Inc.*                          1,900            19,950
Synopsys, Inc.*                                1,000            19,620
Tibco Software, Inc.*                          2,400            32,016
                                                              --------
                                                               188,526
                                                              --------
ASSET MANAGEMENT & CUSTODY BANKS - 0.6%
Affiliated Managers Group, Inc.*                 350            23,709
Bank of New York Company, Inc.                 3,200           106,944
Federated Investors, Inc. (Cl.B)                 200             6,080
Franklin Resources, Inc.                         200            13,930
Legg Mason, Inc.                                 150            10,989
Mellon Financial Corporation                   1,000            31,110
Northern Trust Corporation                       900            43,722
SEI Investments Company                          300            12,579
State Street Corporation                         700            34,384
T. Rowe Price Group, Inc.                        400            24,880
                                                              --------
                                                               308,327
                                                              --------
AUTO PARTS & EQUIPMENT - 0.2%
Aftermarket Technology Corporation*              129             2,077
ArvinMeritor, Inc.*                              300             6,711
Autoliv, Inc.                                    900            43,470
BorgWarner, Inc.                                 100             5,417
Dana Corporation                               2,100            36,393
Delphi Corporation                               500             4,510
Lear Corporation                                 100             6,101
Visteon Corporation                              800             7,816
                                                              --------
                                                               112,495
                                                              --------
AUTOMOBILE MANUFACTURERS - 0.4%
Ford Motor Company                             7,874           115,275
General Motors Corporation                     1,400            56,084
Thor Industries, Inc.                            100             3,705
Winnebago Industries, Inc.                       300            11,718
                                                              --------
                                                               186,782
                                                              --------

                                                         See accompanying notes.

                                                                        SERIES W
Schedule of Investments                  (MAIN STREET GROWTH & INCOME(R) SERIES)
December 31, 2004

                                             NUMBER          MARKET
                                           OF SHARES         VALUE
COMMON STOCKS (CONTINUED)

BIOTECHNOLOGY - 0.7%
Amgen, Inc.*                                   4,700      $   301,505
Applera Corporation -
  Applied Biosystems Group                     1,400           29,274
Gen-Probe, Inc.*                                 400           18,084
Millennium Pharmaceuticals, Inc.*              1,400           16,968
Onyx Pharmaceuticals, Inc.*                      100            3,239
United Therapeutics Corporation*                 300           13,545
                                                          -----------
                                                              382,615
                                                          -----------
BREWERS - 0.2%
Anheuser-Busch Companies, Inc.                 1,600           81,168
                                                          -----------
BROADCASTING & CABLE TV - 1.1%
Charter Communications, Inc.*                  5,500           12,320
Clear Channel Communications, Inc.             2,500           83,725
Comcast Corporation*                          12,431          413,704
EchoStar Communications Corporation*           1,300           43,212
NTL, Inc.*                                       100            7,296
Westwood One, Inc.*                              600           16,158
                                                          -----------
                                                              576,415
                                                          -----------
BUILDING PRODUCTS - 0.2%
American Standard Companies, Inc.*               500           20,660
Masco Corporation                              1,100           40,183
USG Corporation*                                 600           24,162
                                                          -----------
                                                               85,005
                                                          -----------
CASINOS & GAMING - 0.3%
Aztar Corporation*                               100            3,492
Caesars Entertainment, Inc.*                   1,500           30,210
International Game Technology                  2,400           82,512
Mandalay Resort Group                            600           42,258
MGM Mirage*                                      200           14,548
                                                          -----------
                                                              173,020
                                                          -----------
CATALOG RETAIL - 0.2%
IAC/InterActiveCorp*                           3,000           82,860
                                                          -----------
COMMODITY CHEMICALS - 0.1%
Georgia Gulf Corporation                         600           29,880
Lyondell Chemical Company                        900           26,028
                                                          -----------
                                                               55,908
                                                          -----------
COMMON STOCKS (CONTINUED)

COMMUNICATIONS EQUIPMENT - 3.4%
Adtran, Inc.                                     800           15,312
Avaya, Inc.*                                   3,200           55,040
Brocade Communications Systems, Inc.*          2,200           16,808
Ciena Corporation*                             4,700           15,698
Cisco Systems, Inc.*                          40,500          781,650
CommScope, Inc.*                                 100            1,890
Comverse Technology, Inc.*                     1,900           46,455
Ditech Communications Corporation*               100            1,495
Extreme Networks, Inc.*                          800            5,240
Harris Corporation                               200           12,358
Juniper Networks, Inc.*                        4,600          125,074
Lucent Technologies, Inc.*                    20,800           78,208
Motorola, Inc.                                 8,300          142,760
Polycom, Inc.*                                   400            9,328
Qualcomm, Inc.                                 9,400          398,560
Scientific-Atlanta, Inc.                       1,200           39,612
Sonus Networks, Inc.*                            600            3,438
Tellabs, Inc.*                                 1,000            8,590
                                                          -----------
                                                            1,757,516
                                                          -----------
COMPUTER & ELECTRONICS RETAIL - 0.3%
Best Buy Company, Inc.                         1,300           77,246
Circuit City Stores, Inc.                      3,000           46,920
Electronics Boutique Holding Corporation*        200            8,588
Leapfrog Enterprises, Inc.*                      100            1,360
                                                          -----------
                                                              134,114
                                                          -----------
COMPUTER HARDWARE - 4.5%
Apple Computer, Inc.*                            900           57,960
Dell, Inc.*                                   16,700          703,738
Hewlett-Packard Company                       23,700          496,989
International Business
  Machines Corporation                         9,500          936,510
NCR Corporation*                                 600           41,538
Sun Microsystems, Inc.*                       21,000          112,980
                                                          -----------
                                                            2,349,715
                                                          -----------
COMPUTER STORAGE & PERIPHERALS - 0.3%
Avid Technology, Inc.*                           100            6,175
Electronics for Imaging, Inc.*                   200            3,482
Lexmark International, Inc.*                   1,000           85,000
Maxtor Corporation*                            2,300           12,190
QLogic Corporation*                              100            3,673
Storage Technology Corporation*                1,000           31,610
Western Digital Corporation*                   1,100           11,924
                                                          -----------
                                                              154,054
                                                          -----------
CONSTRUCTION & ENGINEERING - 0.0%
Shaw Group, Inc.*                                400            7,140
                                                          -----------

                                                         See accompanying notes.

                                                                        SERIES W
Schedule of Investments                  (MAIN STREET GROWTH & INCOME(R) SERIES)
December 31, 2004

                                             NUMBER          MARKET
                                           OF SHARES         VALUE
COMMON STOCKS (CONTINUED)

CONSTRUCTION & FARM MACHINERY - 0.7%
Caterpillar, Inc.                              1,100      $   107,261
Cummins, Inc.                                    500           41,895
Deere & Company                                1,200           89,280
Navistar International Corporation*              600           26,388
Paccar, Inc.                                     700           56,336
Terex Corporation*                               100            4,765
Toro Company                                     200           16,270
Wabash National Corporation*                     300            8,079
                                                          -----------
                                                              350,274
                                                          -----------
CONSTRUCTION MATERIALS - 0.1%
Eagle Materials, Inc. (Cl.B)                     278           23,435
Florida Rock Industries, Inc.                    100            5,953
Texas Industries, Inc.                           100            6,238
Vulcan Materials Company                         300           16,383
                                                          -----------
                                                               52,009
                                                          -----------
CONSUMER ELECTRONICS - 0.0%
Harman International Industries, Inc.            200           25,400
                                                          -----------
CONSUMER FINANCE - 0.9%
American Express Company                       4,200          236,754
Capital One Financial Corporation                800           67,368
MBNA Corporation                               5,400          152,226
SLM Corporation                                  400           21,356
                                                          -----------
                                                              477,704
                                                          -----------
DATA PROCESSING & OUTSOURCED SERVICES - 0.9%
Affiliated Computer Services, Inc.*            1,000           60,190
Automatic Data Processing, Inc.                2,700          119,745
Bisys Group, Inc.*                               100            1,645
CheckFree Corporation*                         1,100           41,888
Computer Sciences Corporation*                 1,200           67,644
Convergys Corporation*                           900           13,491
Electronic Data Systems Corporation            2,500           57,750
First Data Corporation                         1,600           68,064
Sabre Holdings Corporation                     1,300           28,808
                                                          -----------
                                                              459,225
                                                          -----------
DEPARTMENT STORES - 0.6%
Dillard's, Inc.                                  700           18,809
Federated Department Stores, Inc.              1,400           80,906
J.C. Penney Company, Inc.                      2,800          115,920
Kohl's Corporation*                              100            4,917
Neiman Marcus Group, Inc.                        100            7,154
Nordstrom, Inc.                                  900           42,057
Sears, Roebuck & Company                       1,000           51,030
                                                          -----------
                                                              320,793
                                                          -----------
DISTILLERS & VINTNERS - 0.0%
Brown-Forman Corporation (Cl.B)                  100            4,868
                                                          -----------
DISTRIBUTORS - 0.0%
Genuine Parts Company                            200            8,812
                                                          -----------
COMMON STOCKS (CONTINUED)

DIVERSIFIED BANKS - 5.2%
Bank of America Corporation                   25,584        1,202,192
Comerica, Inc.                                 1,400           85,428
U.S. Bancorp                                  14,833          464,569
Wachovia Corporation                           7,800          410,280
Wells Fargo & Company                          8,400          522,060
                                                          -----------
                                                            2,684,529
                                                          -----------
DIVERSIFIED CHEMICALS - 0.6%
Cabot Corporation                                200            7,736
Dow Chemical Company                           1,200           59,412
E.I. du Pont de Nemours & Company              3,400          166,770
Eastman Chemical Company                         500           28,865
Engelhard Corporation                            400           12,268
FMC Corporation*                                 200            9,660
Hercules, Inc.*                                  100            1,485
PPG Industries, Inc.                             400           27,264
                                                          -----------
                                                              313,460
                                                          -----------
DIVERSIFIED COMMERCIAL SERVICES - 0.4%
Brink's Company                                  100            3,952
Cendant Corporation                            5,300          123,914
Cintas Corporation                               500           21,930
Copart, Inc.*                                    500           13,160
Corporate Executive Board Company                100            6,694
Dun & Bradstreet Corporation*                    200           11,930
Equifax, Inc.                                    600           16,860
ITT Educational Services, Inc.*                  200            9,510
Sotheby's Holdings, Inc.*                        300            5,448
                                                          -----------
                                                              213,398
                                                          -----------
DIVERSIFIED METALS & MINING - 0.3%
Inco, Ltd.*                                      200            7,356
Massey Energy Company                            800           27,960
Phelps Dodge Corporation*                        900           89,028
Southern Peru Copper Corporation                 200            9,442
                                                          -----------
                                                              133,786
                                                          -----------
DRUG RETAIL - 0.2%
Rite Aid Corporation*                          2,400            8,784
Walgreen Company                               2,900          111,273
                                                          -----------
                                                              120,057
                                                          -----------
ELECTRIC UTILITIES - 0.3%
American Electric Power Company, Inc.          1,900           65,246
Edison International                             900           28,827
Exelon Corporation                               624           27,500
FPL Group, Inc.                                  300           22,425
NRG Energy, Inc.*                                100            3,605
PG&E Corporation*                                800           26,624
Progress Energy, Inc. - Contingent
  Value Obligation*                              400               48
Wisconsin Energy Corporation                     100            3,371
                                                          -----------
                                                              177,646
                                                          -----------

                                                         See accompanying notes.

                                                                        SERIES W
Schedule of Investments                  (MAIN STREET GROWTH & INCOME(R) SERIES)
December 31, 2004

                                            NUMBER          MARKET
                                           OF SHARES         VALUE
COMMON STOCKS (CONTINUED)

ELECTRICAL COMPONENTS & EQUIPMENT - 0.3%
American Power Conversion Corporation            800      $    17,120
Cooper Industries, Ltd.                          300           20,367
Emerson Electric Company                       1,500          105,150
Rockwell Automation, Inc.                        600           29,730
                                                          -----------
                                                              172,367
                                                          -----------
ELECTRONIC EQUIPMENT MANUFACTURERS - 0.2%
Agilent Technologies, Inc.*                    3,200           77,120
Amphenol Corporation*                          1,000           36,740
Cognex Corporation                               200            5,580
Littelfuse, Inc.*                                100            3,416
Symbol Technologies, Inc.                        200            3,460
                                                          -----------
                                                              126,316
                                                          -----------
ELECTRONIC MANUFACTURING SERVICES - 0.2%
Jabil Circuit, Inc.*                           1,300           33,254
Molex, Inc. (Non-Voting)                         500           13,325
Molex, Inc. (Voting)                             900           27,000
Sanmina-SCI Corporation*                       3,300           27,951
Trimble Navigation, Ltd.*                        200            6,608
                                                          -----------
                                                              108,138
                                                          -----------
EMPLOYMENT SERVICES - 0.1%
Gevity HR, Inc.                                  100            2,056
Resources Connection, Inc.*                      100            5,431
Robert Half International, Inc.                1,200           35,316
                                                          -----------
                                                               42,803
                                                          -----------
ENVIRONMENTAL SERVICES - 0.1%
Republic Services, Inc.                          500           16,770
Waste Management, Inc.                         1,300           38,922
                                                          -----------
                                                               55,692
                                                          -----------
FERTILIZERS & AGRICULTURAL CHEMICALS - 0.3%
Monsanto Company                               2,400          133,320
Scotts Company*                                  100            7,352
                                                          -----------
                                                              140,672
                                                          -----------
FOOD DISTRIBUTORS - 0.2%
Sysco Corporation                              3,300          125,961
                                                          -----------
FOOD RETAIL - 0.2%
Kroger Company*                                1,300           22,802
Safeway, Inc.*                                 1,100           21,714
Supervalu, Inc.                                1,000           34,520
Whole Foods Market, Inc.                         100            9,535
                                                          -----------
                                                               88,571
                                                          -----------
FOOTWEAR - 0.2%
Deckers Outdoor Corporation*                     100            4,699
Nike, Inc. (Cl.B)                                600           54,414
Timberland Company*                              600           37,602
                                                          -----------
                                                               96,715
                                                          -----------
COMMON STOCKS (CONTINUED)

FOREST PRODUCTS - 0.1%
Louisiana-Pacific Corporation                  1,700           45,458
                                                          -----------
GENERAL MERCHANDISE STORES - 0.3%
Kmart Holding Corporation*                       300           29,685
Target Corporation                             2,200          114,246
                                                          -----------
                                                              143,931
                                                          -----------
HEALTH CARE DISTRIBUTORS - 0.1%
AmerisourceBergen Corporation                    600           35,208
Andrx Corporation*                               500           10,915
McKesson Corporation                             600           18,876
                                                          -----------
                                                               64,999
                                                          -----------
HEALTH CARE EQUIPMENT - 1.3%
Baxter International, Inc.                       600           20,724
Becton, Dickinson & Company                    1,400           79,520
Biomet, Inc.                                     200            8,678
Boston Scientific Corporation*                 1,000           35,550
Dade Behring Hldgs, Inc.                         100            5,593
Idexx Laboratories, Inc.*                        100            5,459
Inamed Corporation*                              100            6,325
Medtronic, Inc.                                6,200          307,954
PerkinElmer, Inc.                              1,600           35,984
Stryker Corporation*                           2,000           96,500
Thermo Electron Corporation*                   1,400           42,266
Varian Medical Systems, Inc.*                    400           17,296
VISX, Inc.*                                      300            7,761
Wright Medical Group, Inc.*                      200            5,700
                                                          -----------
                                                              675,310
                                                          -----------
HEALTH CARE FACILITIES - 0.1%
HCA, Inc.                                        200            7,992
LCA-Vision, Inc.                                 450           10,525
Select Medical Corporation                       300            5,280
Sunrise Senior Living, Inc.*                     200            9,272
                                                          -----------
                                                               33,069
                                                          -----------
HEALTH CARE SERVICES - 0.5%
Advisory Board Company*                          300           11,064
Amedisys, Inc.*                                  100            3,239
Caremark Rx, Inc.*                               900           35,487
Cerner Corporation*                              100            5,317
Covance, Inc.*                                   500           19,375
DaVita, Inc.*                                    200            7,906
eResearch Technology, Inc.*                      200            3,170
Express Scripts, Inc.*                           100            7,644
IMS Health, Inc.                                 393            9,121
Laboratory Corporation of America
  Holdings*                                      500           24,910
Medco Health Soulutions, Inc.*                 1,647           68,515
Pediatrix Medical Group, Inc.*                   400           25,620
Quest Diagnostics, Inc.                          600           57,330
                                                          -----------
                                                              278,698
                                                          -----------

                                                         See accompanying notes.

                                                                     SERIES W
Schedule of Investments                 (MAIN STREET GROWTH & INCOME(R) SERIES)
December 31, 2004


                                               NUMBER       MARKET
                                             OF SHARES      VALUE
COMMON STOCKS (CONTINUED)
HEALTH CARE SUPPLIES - 0.0%
Bausch & Lomb, Inc.                                300     $   19,338
                                                           ----------
HOME ENTERTAINMENT SOFTWARE - 0.2%
Activision, Inc.*                                  900         18,162
Electronic Arts, Inc.*                           1,000         61,680
THQ, Inc.*                                         700         16,058
Take-Two Interactive Software, Inc.*               500         17,395
                                                           ----------
                                                              113,295
                                                           ----------
HOME FURNISHINGS - 0.1%
Ethan Allen Interiors, Inc.                        300         12,006
Furniture Brands International, Inc.               200          5,010
Leggett & Platt, Inc.                              700         19,901
                                                           ----------
                                                               36,917
                                                           ----------
HOME IMPROVEMENT RETAIL - 1.5%
Home Depot, Inc.                                14,100        602,634
Lowe's Companies, Inc.                           2,000        115,180
Sherwin-Williams Company                           800         35,704
                                                           ----------
                                                              753,518
                                                           ----------
HOMEBUILDING - 0.3%
Beazer Homes USA, Inc.                             100         14,621
Cavco Industries, Inc.*                             60          2,697
Hovnanian Enterprises, Inc.*                       100          4,952
KB Home                                            400         41,760
Lennar Corporation (Cl.B)                          340         17,751
M.D.C. Holdings, Inc.                              380         32,847
Meritage Homes Corporation*                        300         33,810
Ryland Group, Inc.                                 400         23,016
                                                           ----------
                                                              171,454
                                                           ----------
HOTELS, RESORTS & CRUISE LINES - 0.2%
Choice Hotels International, Inc.                  100          5,800
Marriott International, Inc.                     1,500         94,470
                                                           ----------
                                                              100,270
                                                           ----------
HOUSEHOLD APPLIANCES - 0.2%
Black & Decker Corporation                         500         44,165
Stanley Works                                      400         19,596
Whirlpool Corporation                              300         20,763
                                                           ----------
                                                               84,524
                                                           ----------
HOUSEHOLD PRODUCTS - 1.7%
Clorox Company                                     200         11,786
Energizer Holdings, Inc.*                          300         14,907
Kimberly-Clark Corporation                       1,700        111,877
Procter & Gamble Company                        13,400        738,072
Rayovac Corporation*                               200          6,112
                                                           ----------
                                                              882,754
                                                           ----------
HOUSEWARES & SPECIALTIES - 0.1%
American Greetings Corporation                     600         15,210
Newell Rubbermaid, Inc.                          2,300         55,637
                                                           ----------
                                                               70,847
                                                           ----------
HYPERMARKETS & SUPERCENTERS - 1.6%
BJ's Wholesale Club, Inc.*                         700         20,391
Costco Wholesale Corporation                     1,500         72,615
Wal-Mart Stores, Inc.                           13,900        734,198
                                                           ----------
                                                              827,204
                                                           ----------
INDUSTRIAL CONGLOMERATES - 5.0%
3M Company                                       4,800        393,936
General Electric Company                        59,400      2,168,100
Textron, Inc.                                      300         22,140
Tyco International, Ltd.                           700         25,018
                                                           ----------
                                                            2,609,194
                                                           ----------
INDUSTRIAL GASES - 0.0%
Praxair, Inc.                                      300         13,245
                                                           ----------
INDUSTRIAL MACHINERY - 0.6%
Briggs & Stratton Corporation                      100          4,158
Danaher Corporation                                400         22,964
Dover Corporation                                  400         16,776
Illinois Tool Works, Inc.                        1,100        101,948
Ingersoll-Rand Company                             800         64,240
Mueller Industries, Inc.                           200          6,440
Pall Corporation                                   500         14,475
Parker Hannifin Corporation                        300         22,722
SPX Corporation                                  1,000         40,060
Unova, Inc.*                                       100          2,529
                                                           ----------
                                                              296,312
                                                           ----------
INSURANCE BROKERS - 0.2%
AON Corporation                                  1,900         45,334
Marsh & McLennan Companies, Inc.                 1,000         32,900
                                                           ----------
                                                               78,234
                                                           ----------
INTEGRATED OIL & GAS - 5.3%
Amerada Hess Corporation                           700         57,666
ChevronTexaco Corporation                        9,682        508,402
ConocoPhillips                                   2,783        241,648
Exxon Mobil Corporation                         35,400      1,814,604
Murphy Oil Corporation                             200         16,090
Occidental Petroleum Corporation                 1,000         58,360
Tesoro Corporation*                              1,100         35,046
                                                           ----------
                                                            2,731,816
                                                           ----------
INTEGRATED TELECOMMUNICATION SERVICES - 3.4%
AT&T Corporation                                 1,400         26,684
Alltel Corporation                                 600         35,256
BellSouth Corporation                           10,500        291,795
CenturyTel, Inc.                                 1,000         35,470
Citizens Communications Company                  3,800         52,402
Qwest Communications International, Inc.*          800          3,552
SBC Communications, Inc.                        24,800        639,096
Sprint Corporation                               1,400         34,790
Verizon Communications, Inc.                    16,000        648,160
                                                           ----------
                                                            1,767,205
                                                           ----------

                                                         See accompanying notes.

                                                                       SERIES W
Schedule of Investments                  (MAIN STREET GROWTH & INCOME(R) SERIES)
December 31, 2004

                                                               NUMBER       MARKET
                                                              OF SHARES     VALUE
COMMON STOCKS (CONTINUED)
INTERNET RETAIL - 0.6%
Amazon.com, Inc.*                                                   800   $   35,432
eBay, Inc.*                                                       2,300      267,444
                                                                          ----------
                                                                             302,876
                                                                          ----------
INTERNET SOFTWARE & SERVICES - 0.6%
DoubleClick, Inc.*                                                  800        6,224
EarthLink, Inc.*                                                  1,600       18,432
InfoSpace, Inc.*                                                    400       19,020
Internet Security Systems, Inc.*                                    700       16,275
Openwave Systems Inc.*                                              300        4,638
United Online, Inc.*                                              1,250       14,413
ValueClick, Inc.*                                                   700        9,331
VeriSign, Inc.*                                                     500       16,760
WebEx Communications, Inc.*                                         100        2,378
Websense, Inc.*                                                     400       20,288
Yahoo!, Inc.*                                                     4,500      169,560
                                                                          ----------
                                                                             297,319
                                                                          ----------
INVESTMENT BANKING & BROKERAGE - 2.1%
American Capital Strategies, Ltd.                                   500       16,675
Bear Sterns Companies, Inc.                                       1,100      112,541
Charles Schwab Corporation                                        7,000       83,720
E*Trade Financial Corporation*                                    2,300       34,385
Goldman Sachs Group, Inc.                                           700       72,828
Knight Trading Group, Inc.*                                         100        1,095
Lehman Brothers Holdings, Inc.                                      800       69,984
Merrill Lynch & Company, Inc.                                     4,800      286,896
Morgan Stanley                                                    7,600      421,952
                                                                          ----------
                                                                           1,100,076
                                                                          ----------
IT CONSULTING & OTHER SERVICES - 0.1%
Acxiom Corporation                                                  800       21,040
Unisys Corporation*                                                 500        5,090
                                                                          ----------
                                                                              26,130
                                                                          ----------
LEISURE PRODUCTS - 0.1%
Action Performance Companies, Inc.                                1,100       12,089
Hasbro, Inc.                                                      1,100       21,318
Marvel Enterprises, Inc.*                                           600       12,288
Nautilus Group, Inc.                                                200        4,834
Polaris Industries, Inc.                                            200       13,604
SCP Pool Corporation                                                200        6,380
                                                                          ----------
                                                                              70,513
                                                                          ----------
LIFE & HEALTH INSURANCE - 0.6%
AFLAC, Inc.                                                       2,800      111,552
AmerUs Group Company*                                               100        4,530
Jefferson-Pilot Corporation                                         300       15,588
Lincoln National Corporation                                        900       42,012
MetLife, Inc.                                                     1,000       40,510
Protective Life Corporation                                         100        4,269
StanCorp Financial Group, Inc.                                      100        8,250
Torchmark Corporation                                               400       22,856
UICI                                                                100        3,390
UnumProvident Corporation                                         2,000       35,880
                                                                          ----------
                                                                             288,837
                                                                          ----------

MANAGED HEALTH CARE - 1.7%
Aetna, Inc.                                                         900      112,275
Cigna Corporation                                                 1,200       97,884
Coventry Health Care, Inc.*                                         600       31,848
Humana, Inc.*                                                     1,200       35,628
PacifiCare Health Systems, Inc.*                                    900       50,868
Sierra Health Services, Inc.*                                       300       16,533
UnitedHealth Group, Inc.                                          3,857      339,532
WellChoice, Inc.*                                                   400       21,360
WellPoint, Inc.*                                                  1,400      161,000
                                                                          ----------
                                                                             866,928
                                                                          ----------
MARINE - 0.1%
General Maritime Corporation*                                       400       15,980
OMI Corporation                                                     900       15,165
Teekay Shipping Corporation                                         500       21,055
                                                                          ----------
                                                                              52,200
                                                                          ----------
METAL & GLASS CONTAINERS - 0.1%
Ball Corporation                                                    100        4,398
Crown Holdings, Inc.*                                               800       10,992
Owens-Illinois, Inc.*                                             1,200       27,180
Pactiv Corporation*                                                 200        5,058
                                                                          ----------
                                                                              47,628
                                                                          ----------
MOTORCYCLE MANUFACTURERS - 0.2%
Harley-Davidson, Inc.                                             1,300       78,975
                                                                          ----------
MOVIES & ENTERTAINMENT - 2.2%
Fox Entertainment Group, Inc.*                                      100        3,126
Pixar*                                                              100        8,561
Time Warner, Inc.*                                               25,400      493,776
Viacom, Inc. (Cl.B)                                               8,004      291,266
Walt Disney Company                                              13,100      364,180
                                                                          ----------
                                                                           1,160,909
                                                                          ----------
MULTI-LINE INSURANCE - 2.2%
Allmerica Financial Corporation*                                    300        9,849
American Financial Group, Inc.                                      400       12,524
American International Group, Inc.                               14,437      948,078
Hartford Financial Services Group, Inc.                           1,800      124,758
Loews Corporation                                                   800       56,240
                                                                          ----------
                                                                           1,151,449
                                                                          ----------
MULTI-UTILITIES & UNREGULATED POWER - 0.1%
CMS Energy Corporation*                                           1,000       10,450
Calpine Corporation*                                              2,200        8,668
Oneok, Inc.                                                         200        5,684
Reliant Energy, Inc.*                                               400        5,460
                                                                          ----------
                                                                              30,262
                                                                          ----------
OFFICE SERVICES & SUPPLIES - 0.0%
Herman Miller, Inc.                                                 200        5,526
Pitney Bowes, Inc.                                                  300       13,884
                                                                          ----------
                                                                              19,410
                                                                          ----------

                                                         See accompanying notes.

                                                                        SERIES W
Schedule of Investments                  (MAIN STREET GROWTH & INCOME(R) SERIES)
December 31, 2004

                                                           NUMBER       MARKET
                                                         OF SHARES      VALUE
COMMON STOCKS (CONTINUED)
OIL & GAS DRILLING - 0.1%
Atwood Oceanics, Inc.*                                         100    $    5,210
Diamond Offshore Drilling, Inc.                              1,200        48,060
Pride International, Inc.*                                     400         8,216
                                                                      ----------
                                                                          61,486
                                                                      ----------
OIL & GAS EQUIPMENT & SERVICES - 0.3%
BJ Services Company                                            500        23,270
Cal Dive International, Inc.*                                  400        16,300
Grant Prideco, Inc.*                                           900        18,045
Halliburton Company                                          1,100        43,164
Hydril*                                                        100         4,551
Lone Star Technologies, Inc.*                                  200         6,692
Oil States International, Inc.*                                900        17,361
Smith International, Inc.*                                     200        10,882
Universal Compression Holdings, Inc.*                          500        17,455
                                                                      ----------
                                                                         157,720
                                                                      ----------
OIL & GAS EXPLORATION & PRODUCTION - 0.8%
Apache Corporation                                           1,400        70,798
Cabot Oil & Gas Corporation                                    100         4,425
Chesapeake Energy Corporation                                1,500        24,750
Cimarex Energy Company*                                        359        13,606
Devon Energy Corporation                                     1,400        54,488
EOG Resources, Inc.                                            600        42,816
Forest Oil Corporation*                                        300         9,516
Houston Exploration Company*                                   400        22,524
Kerr-McGee Corporation                                         400        23,116
Newfield Exploration Company*                                  400        23,620
Noble Energy, Inc.                                             500        30,830
Patina Oil & Gas Corporation                                   300        11,250
Petroleum Development Corporation*                             200         7,714
Pioneer Natural Resources Company                              300        10,530
Plains Exploration & Production Company*                       300         7,800
Pogo Producing Company                                         100         4,849
Southwestern Energy Company*                                   100         5,069
Unocal Corporation                                           1,400        60,536
Vintage Petroleum, Inc.                                        300         6,807
                                                                      ----------
                                                                         435,044
                                                                      ----------
OIL & GAS REFINING, MARKETING & TRANSPORTATION - 0.5%
Ashland, Inc.                                                  300        17,514
El Paso Corporation                                            600         6,240
Frontier Oil Corporation                                     3,700        98,642
Premcor, Inc.                                                  200         8,434
Sunoco, Inc.                                                   700        57,197
Valero Energy Corporation                                    1,500        68,100
Williams Companies, Inc.                                     1,100        17,919
                                                                      ----------
                                                                         274,046
                                                                      ----------
OTHER DIVERSIFIED FINANCIAL SERVICES - 5.1%
Citigroup, Inc.                                             30,931     1,490,256
JP Morgan Chase & Company                                   25,928     1,011,451
Nationwide Financial Services, Inc.                            600        22,938
Principal Financial Group, Inc.                              2,200        90,068
St. Joe Company                                                100         6,420
                                                                      ----------
                                                                       2,621,133
                                                                      ----------
PACKAGED FOODS & MEATS - 0.6%
ConAgra Foods, Inc.                                            300         8,835
H.J. Heinz Company                                           2,500        97,475
Kellogg Company                                                100         4,466
Kraft Foods, Inc.                                            1,200        42,732
Pilgrim's Pride Corporation                                    100         3,068
Sara Lee Corporation                                         3,300        79,662
Smithfield Foods, Inc.*                                        100         2,959
Tyson Foods, Inc.                                            1,800        33,120
Wm. Wrigley Jr. Company                                        200        13,838
                                                                      ----------
                                                                         286,155
                                                                      ----------
PAPER PACKAGING - 0.0%
Bemis Company, Inc.                                            100         2,909
Smurfit-Stone Container Corporation*                           500         9,340
                                                                      ----------
                                                                          12,249
                                                                      ----------
PAPER PRODUCTS - 0.4%
Georgia-Pacific Corporation                                  2,700       101,196
International Paper Company                                    400        16,800
MeadWestvaco Corporation                                     1,800        61,002
Neenah Paper, Inc.*                                             64         2,074
Potlatch Corporation                                           300        15,174
                                                                      ----------
                                                                         196,246
                                                                      ----------
PERSONAL PRODUCTS - 0.4%
Avon Products, Inc.                                          1,000        38,700
Estee Lauder Companies, Inc.                                 1,600        73,232
Gillette Company                                             2,500       111,950
NBTY, Inc.*                                                    100         2,401
                                                                      ----------
                                                                         226,283
                                                                      ----------
PHARMACEUTICALS - 7.9%
Abbott Laboratories                                          6,100       284,565
Allergan, Inc.                                                 600        48,642
Barr Pharmaceuticals, Inc.*                                    400        18,216
Bristol-Myers Squibb Company                                12,400       317,688
Eli Lilly & Company                                          5,200       295,100
Endo Pharmaceuticals Holdings, Inc.*                         1,300        27,326
Eon Labs, Inc.*                                                500        13,500
Forest Laboratories, Inc.*                                   2,100        94,206
Hospira, Inc.*                                               1,070        35,845
Johnson & Johnson                                           15,886     1,007,490
Merck & Company, Inc.                                       15,500       498,170
Pfizer, Inc.                                                45,065     1,211,798
Schering-Plough Corporation                                  1,600        33,408
Wyeth                                                        4,800       204,432
                                                                      ----------
                                                                       4,090,386
                                                                      ----------
PHOTOGRAPHIC PRODUCTS - 0.0%
Eastman Kodak Company                                          600        19,350
                                                                      ----------

                                                         See accompanying notes.

                                                                        SERIES W
Schedule of Investments                  (MAIN STREET GROWTH & INCOME(R) SERIES)
December 31, 2004

                                                 NUMBER      MARKET
                                               OF SHARES     VALUE
COMMON STOCKS (CONTINUED)
PROPERTY & CASUALTY INSURANCE - 0.9%
Ace, Ltd.                                            900   $   38,475
Allstate Corporation                               3,700      191,364
Ambac Financial Group, Inc.                          100        8,213
Chubb Corporation                                    400       30,760
Cincinnati Financial Corporation                     500       22,130
Fidelity National Financial, Inc.                  1,290       58,914
First American Corporation                           200        7,028
LandAmerica Financial Group, Inc.                    200       10,786
MBIA, Inc.                                           500       31,640
Old Republic International Corporation               300        7,590
Progressive Corporation                              200       16,968
Safeco Corporation                                   700       36,568
St. Paul Travelers Companies, Inc.                   500       18,535
                                                           ----------
                                                              478,971
                                                           ----------

PUBLISHING - 0.3%
Gannett Company, Inc.                                200       16,340
Getty Images, Inc.*                                  200       13,770
Knight-Ridder, Inc.                                  300       20,082
Martha Stewart Living Omnimedia, Inc.*               500       14,510
McGraw-Hill Companies, Inc.                        1,200      109,848
                                                           ----------
                                                              174,550
                                                           ----------
RAILROADS - 0.1%
Burlington Northern Santa Fe Corporation             300       14,193
CSX Corporation                                      200        8,016
Norfolk Southern Corporation                         300       10,857
                                                           ----------
                                                               33,066
                                                           ----------
REGIONAL BANKS - 1.5%
Associated Banc-Corp                                 100        3,321
BB&T Corporation                                   1,100       46,255
Bank of Hawaii Corporation                           100        5,074
Banknorth Group, Inc.                              1,200       43,920
Compass Bancshares, Inc.                             300       14,601
Fifth Third Bancorp                                1,300       61,464
First Horizon National Corporation                   200        8,622
Hibernia Corporation                                 800       23,608
Huntington Bancshares, Inc.                          500       12,390
KeyCorp                                            2,100       71,190
M&T Bank Corporation                                 400       43,136
National City Corporation                          1,700       63,835
North Fork Bancorporation, Inc.                    1,039       29,969
PNC Financial Services Group                       1,200       68,928
Regions Financial Corporation                      1,264       44,986
Silicon Valley Bancshares*                           200        8,964
SunTrust Banks, Inc.                               1,400      103,432
UnionBanCal Corporation                            1,300       83,824
Zions Bancorporation                                 300       20,409
                                                           ----------
                                                              757,928
                                                           ----------
REINSURANCE - 0.1%
Reinsurance Group of America, Inc.                   700       33,915
RenaissanceRe Holdings, Ltd.                         200       10,416
                                                           ----------
                                                               44,331
                                                           ----------
RESTAURANTS - 0.7%
Applebee's International, Inc.                       375        9,919
CBRL Group, Inc.                                     600       25,110
CEC Entertainment, Inc.*                             800       31,976
Darden Restaurants, Inc.                             200        5,548
Jack in the Box, Inc.*                               200        7,374
McDonald's Corporation                             5,000      160,300
Outback Steakhouse, Inc.                             100        4,578
P.F. Chang's China Bistro, Inc.*                     100        5,635
Rare Hospitality International, Inc.*                200        6,372
Sonic Corporation*                                   100        3,050
Starbucks Corporation*                               800       49,888
Yum! Brands, Inc.                                  1,200       56,616
                                                           ----------
                                                              366,366
                                                           ----------
SEMICONDUCTOR EQUIPMENT - 0.5%
Applied Materials, Inc.*                           8,200      140,220
Cabot Microelectronics Corporation*                  400       16,020
Cymer, Inc.*                                         200        5,908
KLA-Tencor Corporation*                              600       27,948
Lam Research Corporation*                          1,100       31,801
Teradyne, Inc.*                                      400        6,828
                                                           ----------
                                                              228,725
                                                           ----------
SEMICONDUCTORS - 3.4%
Advanced Micro Devices, Inc.*                      2,600       57,252
Agere Systems, Inc.*                               5,100        6,987
Altera Corporation*                                2,000       41,400
Analog Devices, Inc.                               2,800      103,376
Applied Micro Circuits Corporation*                2,600       10,946
Atmel Corporation*                                 9,100       35,672
Broadcom Corporation*                                200        6,456
Cree, Inc.*                                        1,100       44,088
Freescale Semiconductor, Inc.*                     1,200       21,384
Freescale Semiconductor, Inc. (Cl.B)*                883       16,218
Integrated Circuit Systems, Inc.*                    100        2,092
Integrated Device Technology, Inc.*                  800        9,248
Intel Corporation                                 36,300      849,057
Intersil Corporation                               1,700       28,458
LSI Logic Corporation*                             2,600       14,248
Linear Technology Corporation                      2,700      104,652
Maxim Integrated Products, Inc.                    1,200       50,868
Micrel, Inc.*                                        500        5,510
Microchip Technology, Inc.                         1,100       29,326
Micron Technology, Inc.*                           4,800       59,280
National Semiconductor Corporation*                3,100       55,645
PMC-Sierra, Inc.*                                    100        1,125
Rambus, Inc.*                                        600       13,800
Semtech Corporation*                                 500       10,935
Silicon Image, Inc.*                                 500        8,230
Texas Instruments, Inc.                            5,300      130,486
Xilinx, Inc.                                         500       14,825
                                                           ----------
                                                            1,731,564
                                                           ----------

                                                         See accompanying notes.

                                                                        SERIES W
Schedule of Investments                  (MAIN STREET GROWTH & INCOME(R) SERIES)
December 31, 2004

                                            NUMBER     MARKET
                                          OF SHARES     VALUE
COMMON STOCKS (CONTINUED)
SOFT DRINKS - 2.1%
Coca-Cola Company                           11,500   $  478,745
PepsiAmericas, Inc.                            100        2,124
Pepsi Bottling Group, Inc.                   1,300       35,152
PepsiCo, Inc.                               11,320      590,904
                                                     ----------
                                                      1,106,925
                                                     ----------
SPECIALIZED FINANCE - 0.1%
CIT Group, Inc.                              1,100       50,402
Moody's Corporation                            200       17,370
                                                     ----------
                                                         67,772
                                                     ----------
SPECIALTY CHEMICALS- 0.1%
OM Group, Inc.*                                400       12,968
Rohm & Haas Company                            600       26,538
W.R. Grace & Company*                          800       10,888
                                                     ----------
                                                         50,394
                                                     ----------
SPECIALTY STORES - 0.9%
AutoNation, Inc.*                              600       11,526
Barnes & Noble, Inc.*                          500       16,135
Bed Bath & Beyond, Inc.*                     1,200       47,796
Blockbuster, Inc. (Cl.B)                     1,807       15,920
Borders Group, Inc.                          1,400       35,560
Claire's Stores, Inc.                        1,300       27,625
Hollywood Entertainment Corporation*           400        5,236
Michael's Stores, Inc.                       1,100       32,967
Office Depot, Inc.*                          2,400       41,664
Petco Animal Supplies, Inc.*                   100        3,948
Petsmart, Inc.                                 300       10,659
Rent-A-Center, Inc.*                           100        2,650
Staples, Inc.                                4,000      134,840
Tiffany & Company                              600       19,182
Toys 'R' Us, Inc.*                           2,200       45,034
Zale Corporation*                            1,000       29,870
                                                     ----------
                                                        480,612
                                                     ----------
STEEL - 0.3%
AK Steel Holding Corporation*                1,000       14,470
Carpenter Technology Corporation               100        5,846
Cleveland-Cliffs, Inc.                         200       20,772
Nucor Corporation                              600       31,404
Schnitzer Steel Industries, Inc.               100        3,393
Steel Dynamics, Inc.*                          200        7,576
United States Steel Corporation              1,100       56,375
Worthington Industries, Inc.                   500        9,790
                                                     ----------
                                                        149,626
                                                     ----------

SYSTEMS SOFTWARE - 4.2%
Adobe Systems, Inc.                            600       37,644
BEA Systems, Inc.*                           1,600       14,176
BMC Software, Inc.*                          1,500       27,900
Computer Associates International, Inc.      1,200       37,272
Macrovision Corporation*                       300        7,716
McAfee, Inc.*                                1,200       34,716
Microsoft Corporation                       57,800    1,543,838
MicroStrategy, Inc.*                           100        6,025
Oracle Corporation*                         27,500      377,300
Sybase, Inc.*                                1,800       35,910
Veritas Software Corporation*                1,200       34,260
                                                     ----------
                                                      2,156,757
                                                     ----------
TECHNOLOGY DISTRIBUTORS - 0.1%
CDW Corporation                                300       19,905
Ingram Micro, Inc.*                          1,200       24,960
Tech Data Corporation*                         600       27,240
                                                     ----------
                                                         72,105
                                                     ----------
THRIFTS & MORTGAGE FINANCE - 2.2%
Astoria Financial Corporation                  500       19,985
Countrywide Financial Corporation            2,498       92,451
Fannie Mae                                   6,200      441,502
Freddie Mac                                  4,700      346,390
Fremont General Corporation                    900       22,662
Golden West Financial Corporation              500       30,710
Independence Community Bank Corporation        400       17,032
IndyMac Bancorp, Inc.                          300       10,335
MGIC Investment Corporation                    800       55,128
PMI Group, Inc.                                200        8,350
R&G Financial Corporation (Cl.B)               100        3,888
Radian Group, Inc.                             700       37,268
Washington Mutual, Inc.                      1,300       54,964
Webster Financial Corporation                  300       15,192
                                                     ----------
                                                      1,155,857
                                                     ----------
TIRES & RUBBER - 0.1%
Goodyear Tire & Rubber Company*              1,700       24,922
                                                     ----------
TOBACCO - 1.3%
Altria Group, Inc.                          10,600      647,660
Reynolds American, Inc.                        200       15,720
UST, Inc.                                      400       19,244
                                                     ----------
                                                        682,624
                                                     ----------
TRADING COMPANIES & DISTRIBUTORS - 0.0%
W.W. Grainger, Inc.                            300       19,986
                                                     ----------
TRUCKING - 0.1%
J.B. Hunt Transport Services, Inc.             700       31,395
Swift Transportation Company, Inc.*            700       15,036
                                                     ----------
                                                         46,431
                                                     ----------

                                                         See accompanying notes.

                                                                        SERIES W
Schedule of Investments                  (MAIN STREET GROWTH & INCOME(R) SERIES)
December 31, 2004

                                            NUMBER     MARKET
                                          OF SHARES    VALUE
COMMON STOCKS (CONTINUED)
WIRELESS TELECOMMUNICATION SERVICES
 - 0.4
Alamosa Holdings, Inc.*                       800    $     9,976
Crown Castle International Corporation*       200          3,328
Nextel Communications, Inc.*                5,900        177,000
Telephone & Data Systems, Inc.                100          7,695
                                                     -----------
                                                         197,999
                                                     -----------
TOTAL COMMON STOCKS
  (cost $47,091,789)                                  50,713,042
                                                     -----------

FOREIGN STOCKS - 0.6%
CANADA - 0.6%
Talisman Energy, Inc.                       2,900         78,300
Canadian Natural Resources, Ltd.            1,934         82,725
Paramount Resources, Ltd.*                  5,000        112,256
Precision Drilling Corporation*               200         12,606
                                                     -----------
                                                         285,887
                                                     -----------
HONG KONG - 0.0%
Nu Skin Enterprises, Inc. ADR                 400         10,152
                                                     -----------
TOTAL FOREIGN STOCKS
  (cost $127,623)                                        296,039
                                                     -----------

PREFERRED STOCK - 0.0%
REGIONAL BANKS - 0.0%
Wachovia Corporation(1)                       200              1
                                                     -----------
TOTAL PREFERED STOCK
  (cost $48)                                                   1
                                                     -----------
TOTAL INVESTMENTS - 98.6%
(cost $47,219,460)                                    51,009,082
CASH & OTHER ASSETS, LESS LIABILITIES
- 1.4%                                                   727,787
                                                     -----------
TOTAL NET ASSETS - 100.0%                            $51,736,869
                                                     ===========

For federal income tax purposes, the identified cost of investments owned at December 31, 2004 was $47,663,006.

*Non-income producing security

ADR (American Depositary Receipt)

(1) Security is restricted. The total market value of restricted securities is $1 (cost $48), or 0.0% of total net assets. The acquisition date was June 6, 2002.

                                                         See accompanying notes.

                                                                        SERIES W
                                         (MAIN STREET GROWTH & INCOME(R) SERIES)
Statement of Assets and Liabilities
December 31, 2004

ASSETS:
Investments, at value(1) ..........................   $ 51,009,082
Cash ..............................................        595,739
Cash denominated in a foreign currency,
  at value(2) .....................................          1,966
Receivables:
  Fund shares sold ................................         81,889
  Securities sold .................................        596,005
  Dividends .......................................         65,479
Prepaid expenses ..................................            881
                                                      ------------
Total assets ......................................     52,351,041
                                                      ------------
LIABILITIES:
Payable for:
  Securities purchased ............................        542,287
  Fund shares redeemed ............................          7,681
  Management fees .................................         43,099
  Custodian fees ..................................          3,308
  Transfer agent and administration fees ..........          8,767
  Professional fees ...............................          7,100
  Other ...........................................          1,930
                                                      ------------
Total liabilities .................................        614,172
                                                      ------------
NET ASSETS ........................................   $ 51,736,869
                                                      ============

NET ASSETS CONSIST OF:
Paid in capital ...................................   $ 53,222,316
Accumulated undistributed net investment income ...        360,383
Accumulated net realized loss on sales of
  investments and foreign currency transactions ...     (5,635,571)
Net unrealized appreciation
  in value of investments and translation
  of assets and liabilities in foreign currency .....    3,789,741
                                                      ------------
Net assets ........................................   $ 51,736,869
                                                      ============

Capital shares authorized .........................     indefinite
Capital shares outstanding ........................      5,813,014
Net asset value and redemption price per share
 (net assets divided by shares outstanding) .......   $       8.90
                                                      ============

(1)Investments, at cost ...........................   $ 47,219,460
(2)Cash denominated in a foreign currency,
at cost ...........................................          1,847

Statement of Operations
For the Year Ended December 31, 2004

INVESTMENT INCOME:
  Dividends .......................................   $    972,226
  Interest ........................................          3,361
                                                      ------------
                                                           975,587
  Less: Foreign tax expense .......................           (200)
                                                      ------------
  Total investment income .........................        975,387
                                                      ------------
EXPENSES:
  Management fees .................................        477,984
  Custodian fees ..................................         42,275
  Transfer/maintenance fees .......................         22,019
  Administration fees .............................         53,299
  Directors' fees .................................          2,333
  Professional fees ...............................          8,647
  Reports to shareholders .........................          3,136
  Other expenses ..................................          1,527
                                                      ------------
  Total expenses ..................................        611,220
                                                      ------------
  Net investment income ...........................        364,167
                                                      ------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) during the period on:

  Investments .....................................      4,880,507
  Foreign currency transactions ...................           (292)
                                                      ------------
  Net realized gain ...............................      4,880,215
                                                      ------------
Net change in unrealized appreciation (depreciation)
  during the period on:
  Investments .....................................     (1,242,015)
  Translation of assets and liabilities
  in foreign currencies ...........................             93
                                                      ------------
  Net unrealized depreciation .....................     (1,241,922)
                                                      ------------
  Net gain ........................................      3,638,293
                                                      ------------
  Net increase in net assets resulting from
    operations ....................................   $  4,002,460
                                                      ============

                                                         See accompanying notes.

                                                                        SERIES W
Statement of Changes in Net Assets       (MAIN STREET GROWTH & INCOME(R) SERIES)

                                                                            YEAR ENDED         YEAR ENDED
                                                                         ECEMBER 31, 2004  DECEMBER 31, 2003
                                                                         ----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income ..............................................   $     364,167       $    173,318
  Net realized gain (loss) during the period on investments
    and foreign currency transactions ................................       4,880,215           (636,791)
  Net change in unrealized appreciation (depreciation) during the period on investments and translation of assets and liabilities
    in foreign currencies ............................................      (1,241,922)         9,157,376
                                                                         -------------       ------------
  Net increase in net assets resulting from operations ...............       4,002,460          8,693,903
                                                                         -------------       ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income ..............................................         (17,331)          (160,140)
                                                                         -------------       ------------
  Total distributions to shareholders ................................         (17,331)          (160,140)
                                                                         -------------       ------------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares .......................................      17,508,541         17,409,674
  Distributions reinvested ...........................................          17,331            160,140
  Cost of shares redeemed ............................................     (14,950,814)       (11,486,230)
                                                                         -------------       ------------
  Net increase from capital share transactions .......................       2,575,058          6,083,584
                                                                         -------------       ------------
  Net increase in net assets .........................................       6,560,187         14,617,347
                                                                         -------------       ------------

NET ASSETS:
  Beginning of period ................................................      45,176,682         30,559,335
                                                                         -------------       ------------
  End of period ......................................................   $  51,736,869       $ 45,176,682
                                                                         =============       ============

  Accumulated undistributed net investment income at end of period ...   $     360,383       $     13,839
                                                                         =============       ============

CAPITAL SHARE ACTIVITY:
  Shares sold ........................................................       2,092,659          2,448,894
  Shares reinvested ..................................................           2,098             19,943
  Shares redeemed ....................................................      (1,800,092)        (1,645,990)
                                                                         -------------       ------------
  Total capital share activity .......................................         294,665            822,847
                                                                         =============       ============

                                `                        See accompanying notes.

                                                                        SERIES W
Financial Highlights                     (MAIN STREET GROWTH & INCOME(R) SERIES)
Selected data for each share of capital stock outstanding throughout each period

                                                                                                  YEAR ENDED
                                                                                                  DECEMBER 31,
                                               2004         2003          2002          2001         2000(d)
                                            -----------  -----------  ------------  ------------  ------------
PER SHARE DATA
Net asset value, beginning of period        $     8.19   $     6.51   $     8.10    $     9.01    $    10.00
                                            ----------   ----------   ----------    ----------    ----------
Income (loss) from investment operations:
Net investment income                             0.06         0.03         0.03          0.01             -
Net gain (loss) on securities (realized
and unrealized)                                   0.65         1.68        (1.59)        (0.91)        (0.98)
                                            ----------   ----------   ----------    ----------    ----------
Total from investment operations                  0.71         1.71        (1.56)        (0.90)        (0.98)
                                            ----------   ----------   ----------    ----------    ----------
Less distributions:
Dividends from net investment income                 -        (0.03)       (0.03)        (0.01)        (0.01)
Distributions from realized gains                    -            -            -             -             -
                                            ----------   ----------   ----------    ----------    ----------
Total distributions                                  -        (0.03)       (0.03)        (0.01)        (0.01)
                                            ----------   ----------   ----------    ----------    ----------
Net asset value, end of period              $     8.90   $     8.19   $     6.51    $     8.10    $     9.01
                                            ==========   ==========   ==========    ==========    ==========

TOTAL RETURN(a)                                   8.71%       26.26%      (19.28%)       (9.99%)       (9.84%)
                                            ----------   ----------   ----------    ----------    ----------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)    $   51,737   $   45,177   $   30,559    $   37,579    $   26,638
                                            ----------   ----------   ----------    ----------    ----------
Ratios to average net assets:
Net investment income (loss)                      0.76%        0.48%        0.37%         0.14%         0.14%
Total expenses                                    1.28%        1.25%        1.24%         1.25%         1.23%
Gross expenses(b)                                 1.28%        1.25%        1.24%         1.25%         1.23%
Net expenses(c)                                   1.28%        1.25%        1.24%         1.24%         1.17%
                                            ----------   ----------   ----------    ----------    ----------
Portfolio turnover rate                             85%          81%          92%           67%           57%

(a) Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

(b) Gross expense information reflects expense ratios absent fund expense reductions by the Investment Manager.

(c) Net expense information reflects expense ratios after expense reductions or fee waivers and reduction of custodian expenses.

(d) Series W was initially capitalized on May 1, 2000 with a net asset value of $10 per share. Percentage amounts for the period have been annualized, expect for total return.

                                                         See accompanying notes.

                                                                        SERIES X
Manager's Commentary                                   (SMALL CAP GROWTH SERIES)
February 15, 2005                                                    (unaudited)

[PHOTO OF BILL WOLFENDEN]                                  [RS INVESTMENTS LOGO]
Bill Wolfenden
Portfolio Manager
                                                      Subadvisor, RS Investments
TO OUR SHAREHOLDERS:

The stock market and small-cap stocks continued their strong run in 2004. After a strong year last year, this was a nice follow through to what is now a multi-year small cap rally. The Small Cap Growth Series portfolio performed well in 2004, gaining 17.18%(1) compared with 14.31% for the benchmark Russell 2000 Growth(R) Index.

Small-cap growth stocks continued their outperformance over their large-cap brethren in 2004. The overall economy was positive for small stocks. Small-cap stocks typically perform best coming out of recession like we saw in 2003, but also perform well during periods of strong economic growth and high productivity as long as interest rates remain stable. 2004 presented such a backdrop for small caps with a third year of higher Gross Domestic Product (GDP) growth of around 4%, stable interest rates and productivity that translated into good profit growth for companies. Many small companies also went through tremendous downsizing and restructuring during the recession, which helped position them for significant operating leverage with any slight improvement in the economy. As a result of this improvement, a number of our holdings experienced rapid earnings and revenue growth over the past year.

The portfolio's outperformance was driven by strong stock selection and spread mostly among four sectors: consumer, energy, transportation and health care. The top four industries were oilwell equipment and services, consumer electronics (which includes many of our Internet holdings), semiconductors, and medical systems. Most had returns significantly higher than our benchmark. In the case of semiconductors, we booked some nice gains early in the year to lock in performance in that industry.

The portfolio was negatively impacted by the materials and processing sector, which was underweighted, and producer durables and technology in which our stock selection was poor. In a reversal of 2003, the computer services software and systems area was our worst performing industry, led by Tumbleweed Communications Corporation (one of our 2003 biggest winners) and ClickSoftware Technologies Ltd, both of which had disappointing fundamental results in 2004. The software industry continues to suffer as enterprise related technology spending has failed to develop.

It was rewarding to see a number of our long-term holdings like Aaron Rents, Inc., Scientific Games Corporation, Guitar Center, Inc., Superior Energy Ser-vices, Inc. and Unit Corporation among the top contributors in 2004. Once again, our Internet stocks contributed significantly to the portfolio's performance. The top winners in that area were InfoSpace, Inc., ValueClick, Inc., Jupitermedia Corporation and CNET Networks, Inc.

We pride ourselves on our research process and ability to identify and understand small domestic companies earlier than many investors. Our long-term philosophy (a two-to-five year investment horizon) seems old fashioned in today's myopic market, but we are staying steadfast with this approach and truly believe that hands-on research prevails in the long run. This process truly benefited our investors in 2004.

Sincerely,

Bill Wolfenden
Portfolio Manager

Investing in smaller companies can involve risks such as less publicly available information than larger companies, volatility, and less liquidity. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in technology companies may be highly volatile.

The discussion of specific securities mentioned in the commentaries is neither an offer to sell nor a solicitation of an offer to buy these specific securities. Fund holdings will vary.

                                                                        SERIES X
Manager's Commentary                                   (SMALL CAP GROWTH SERIES)
February 15, 2005                                                    (unaudited)

PERFORMANCE

[PERFOMANCE GRAPH]


                          SBL X INVESTMENT INFORMATION

   DATE                  value
--------               ---------
SBL X
10/15/97               10,000.00
12/31/97                9,580.00
 3/31/98               10,695.13
 6/30/98               10,404.72
 9/30/98                8,722.34
12/31/98               10,685.11
  3/3199               10,671.07
 6/30/99               11,403.20
 9/30/99               13,218.49
12/31/99               20,002.66
 3/31/00               25,838.49
 6/30/00               22,642.18
 9/30/00               22,979.77
12/31/00               18,256.90
 3/31/01               13,357.19
 6/30/01               14,751.16
 9/30/01               11,224.62
12/31/01               13,169.94
 3/31/02               12,785.03
 6/30/02               11,495.09
 9/30/02                9,102.45
12/31/02                9,674.60
 3/31/03                9,123.25
 6/30/03               11,703.14
 9/30/03               13,544.44
12/31/03               15,136.07
 3/31/04               16,176.35
 6/30/04               15,926.68
 9/30/04               15,416.94
12/31/04               17,736.76

RUSSELL 2000 GROWTH

        DATE                      value
------------------              ---------
INCEPTION 10/15/97              10,000.00
          12/31/97               9,181.79
          03/31/98              10,273.74
          06/30/98               9,682.72
          09/30/98               7,518.21
          12/31/98               9,295.99
          03/31/99               9,139.64
          06/30/99              10,487.61
          09/30/99               9,972.25
          12/31/99              13,302.29
          03/31/00              14,537.86
          06/30/00              13,465.31
          09/30/00              12,930.24
          12/31/00              10,317.88
           3/31/01               8,748.79
           6/30/01              10,333.82
           9/30/01               7,431.31
          12/31/01               9,376.30
           3/31/02               9,192.40
           6/30/02               7,749.65
           9/30/02               6,081.96
          12/31/02               6,538.34
           3/31/03               6,284.15
           6/30/03               7,801.58
           9/30/03               8,618.29
          12/31/03               9,711.65
           3/31/04              10,254.15
           6/30/04              10,263.98
           9/30/04               9,646.93
          12/31/04              11,101.04

                       SBL Fund Series X $17,737
                       Russell 2000 Growth Index $11,101

                            $10,000 SINCE INCEPTION

The chart above assumes a hypothetical $10,000 investment in Series X (Small Cap Growth Series) on October 15, 1997 (date of inception), and reflects the fees and expenses of Series X.

PORTFOLIO COMPOSITION BY SECTOR

Consumer Discretionary                  13.17%
Energy                                   6.97
Financials                               8.54
Health Care                             22.54
Industrials                             12.32
Information Technology                  27.81
Cash & other assets, less liabilities    8.65

AVERAGE ANNUAL RETURNS                                    SINCE INCEPTION
PERIODS ENDED 12-31-04(1)   1 YEAR         5 YEARS           (5-3-99)
                            ------         -------        ---------------
Series X                    17.18%         (2.38%)             8.27%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

    The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                                         See accompanying notes.

                                                                        SERIES X
Manager's Commentary                                   (SMALL CAP GROWTH SERIES)
February 15, 2005                                                    (unaudited)

PERFORMANCE

INFORMATION ABOUT YOUR SERIES EXPENSES

CALCULATING YOUR ONGOING SERIES EXPENSES

EXAMPLE

As a shareholder of the Series, you incur ongoing costs, including management fees and other series expenses. Performance figures and expense ratios do not reflect fees and expenses associated with an investment in variable insurance products. Shares of a Series of SBL Fund are available only through the purchase of such products. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 - December 31, 2004.

ACTUAL EXPENSES

The first line in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR
COMPARISON PURPOSES

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses associated with an investment in variable insurance products. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses associated with an investment in variable insurance products were included, your costs would have been higher.

FUND EXPENSES
                                      BEGINNING         ENDING        EXPENSES PAID
                                    ACCOUNT VALUE    ACCOUNT VALUE       DURING
                                      07-01-04        12-31-04(1)       PERIOD(2)
                                    -------------    -------------    -------------
Series X (Small Cap Growth Series)
  Actual                            $    1,000.00    $    1,113.70    $        6.27
  Hypothetical                           1,000.00         1,019.20             5.99

(1) The actual ending account value is based on the actual total return of the Series for the period July 1, 2004 to December 31, 2004 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2004 to December 31, 2004 was 11.37%.

(2) Expenses are equal to the Series annualized expense ratio 1.18% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                                                        SERIES X
Schedule of Investments                                (SMALL CAP GROWTH SERIES)
December 31, 2004

                                            NUMBER      MARKET
                                          OF SHARES      VALUE
COMMON STOCKS - 91.3%

AEROSPACE & DEFENSE - 4.2%
Applied Signal Technology, Inc.              21,830   $   769,507
Ceradyne, Inc.*                               8,280       473,699
DRS Technologies, Inc.*                      20,080       857,617
Engineered Support Systems, Inc.             15,150       897,183
Mercury Computer Systems, Inc.*              27,770       824,214
                                                      -----------
                                                        3,822,220
                                                      -----------
AIR FREIGHT & LOGISTICS - 0.7%
Forward Air Corporation*                     14,920       666,924
                                                      -----------
APPAREL RETAIL - 2.0%
Charlotte Russe Holding, Inc.*               67,300       679,730
Jos. A. Bank Clothiers, Inc.*                41,032     1,161,206
                                                      -----------
                                                        1,840,936
                                                      -----------
APPAREL, ACCESSORIES & LUXURY GOODS - 2.4%
Ashworth, Inc.*                              99,120     1,079,417
Oxford Industries, Inc.                      27,100     1,119,230
                                                      -----------
                                                        2,198,647
                                                      -----------
APPLICATION SOFTWARE - 4.7%
Epicor Software Corporation*                 60,540       853,009
SafeNet, Inc.*                               34,450     1,265,693
Smith Micro Software, Inc.*                  63,350       566,982
Sonic Solutions*                             41,200       924,528
Synplicity, Inc.*                           122,150       723,128
                                                      -----------
                                                        4,333,340
                                                      -----------
AUTO PARTS & EQUIPMENT - 0.1%
IMPCO Technologies, Inc.*                     5,600        42,280
                                                      -----------
BIOTECHNOLOGY - 4.4%
Alexion Pharmaceuticals, Inc.*               35,440       893,088
Connetics Corporation*                       33,950       824,645
Nabi Biopharmaceuticals*                     46,650       683,422
QLT, Inc.*                                   59,640       959,011
Rigel Pharmaceuticals, Inc.*                 26,550       648,351
                                                      -----------
                                                        4,008,517
                                                      -----------
CASINOS & GAMING - 1.9%
Mikohn Gaming Corporation*                    7,200        73,584
Scientific Games Corporation*                70,560     1,682,150
                                                      -----------
                                                        1,755,734
                                                      -----------
COMMUNICATIONS EQUIPMENT - 1.5%
Harmonic, Inc.*                              86,480       721,243
Symmetricom, Inc.*                           71,690       696,110
                                                      -----------
                                                        1,417,353
                                                      -----------
COMPUTER STORAGE & PERIPHERALS - 1.4%
M-Systems Flash Disk Pioneers, Ltd.*         38,050       750,346
Novatel Wireless, Inc.*                      29,520       572,098
                                                      -----------
                                                        1,322,444
                                                      -----------
CONSUMER FINANCE - 0.9%
EZCORP, Inc.*                                50,900       784,369
                                                      -----------
DATA PROCESSING & OUTSOURCED SERVICES - 0.6%
Open Solutions, Inc.*                        21,790       565,668
                                                      -----------
DISTRIBUTORS - 0.9%
Beacon Roofing Supply, Inc.*                 42,550       845,043
                                                      -----------
DIVERSIFIED BANKS - 0.8%
Signature Bank*                              22,400       724,864
                                                      -----------
DIVERSIFIED COMMERCIAL SERVICES - 2.7%
Laureate Education, Inc.*                    20,370       898,113
Marlin Business Services, Inc.*              34,820       661,580
Navigant Consulting, Inc.*                   32,920       875,672
                                                      -----------
                                                        2,435,365
                                                      -----------
ELECTRICAL COMPONENTS & EQUIPMENT - 1.1%
Argon ST, Inc.*                               2,200        77,990
Artesyn Technologies, Inc.*                  84,400       953,720
                                                      -----------
                                                        1,031,710
                                                      -----------
ELECTRONIC EQUIPMENT MANUFACTURERS - 0.8%
BEI Technologies, Inc.                       25,090       774,779
                                                      -----------
EMPLOYMENT SERVICES - 1.1%
Kforce, Inc.*                                94,110     1,044,621
                                                      -----------
HEALTH CARE EQUIPMENT - 4.8%
Abaxis, Inc.*                                52,700       763,623
Closure Medical Corporation*                 44,700       871,650
Encore Medical Corporation*                 132,700       901,033
Intuitive Surgical, Inc.*                    10,350       414,207
Laserscope*                                  17,260       619,807
Spectranetics Corporation*                  150,350       845,117
                                                      -----------
                                                        4,415,437
                                                      -----------
HEALTH CARE FACILITIES - 0.9%
Kindred Healthcare, Inc.*                    27,710       829,914
                                                      -----------
HEALTH CARE SERVICES - 6.5%
America Service Group, Inc.*                 36,910       988,081
Chemed Corporation                           18,600     1,248,246
LabOne, Inc.*                                37,400     1,198,296
Lifeline Systems, Inc.*                      36,350       936,376
Merge Technologies, Inc.*                    31,690       705,102
Providence Service Corporation*              41,190       863,754
                                                      -----------
                                                        5,939,855
                                                      -----------
HEALTH CARE SUPPLIES - 2.5%
Advanced Neuromodulation Systems, Inc.*      17,600       694,496
Orthovita, Inc.*                            161,550       676,894
PolyMedica Corporation                       25,410       947,539
                                                      -----------
                                                        2,318,929
                                                      -----------
HOME ENTERTAINMENT SOFTWARE - 1.0%
THQ, Inc.*                                   38,150       875,161
                                                      -----------

                                                         See accompanying notes.

                                                                        SERIES X
Schedule of Investments                                (SMALL CAP GROWTH SERIES)
December 31, 2004

                                            NUMBER       MARKET
                                          OF SHARES       VALUE
COMMON STOCKS (CONTINUED)

INTERNET SOFTWARE & SERVICES - 12.2%
Ask Jeeves, Inc.*                            34,310   $    917,793
CNET Networks, Inc.*                         68,160        765,437
Digitas, Inc.*                              125,900      1,202,345
Embarcadero Technologies, Inc.*              88,800        835,608
Equinix, Inc.*                               19,290        824,455
Infocrossing, Inc.*                          44,660        756,094
InfoSpace, Inc.*                             19,760        939,588
j2 Global Communications, Inc.*              31,570      1,089,165
Jupitermedia Corporation*                    19,930        473,935
Keynote Systems, Inc.*                       89,990      1,252,661
RADVision, Ltd.*                             50,430        680,805
Radware, Ltd.*                               25,150        657,169
ValueClick, Inc.*                            60,870        811,397
                                                      ------------
                                                        11,206,452
                                                      ------------
LEISURE PRODUCTS - 1.2%
K2, Inc.*                                    66,590      1,057,449
                                                      ------------
MOVIES & ENTERTAINMENT - 0.4%
Image Entertainment, Inc.*                   61,290        364,063
                                                      ------------
OFFICE SERVICES & SUPPLIES - 0.6%
Knoll, Inc.*                                 31,550        552,125
                                                      ------------
OIL & GAS DRILLING -2.9%
Grey Wolf, Inc.*                            152,410        803,201
Patterson-UTI Energy, Inc.                   55,900      1,087,255
Unit Corporation*                            20,050        766,111
                                                      ------------
                                                         2,656,567
                                                      ------------
OIL & GAS EQUIPMENT & SERVICES - 4.1%
Cal Dive International, Inc.*                18,380        748,985
Key Energy Services, Inc.*                   58,350        688,530
Maverick Tube Corporation*                   22,550        683,265
Oil States International, Inc.*              41,470        799,956
Superior Energy Services, Inc.*              53,550        825,206
                                                      ------------
                                                         3,745,942
                                                      ------------
PHARMACEUTICALS - 3.5%
AtheroGenics, Inc.*                          21,850        514,786
Cypress Bioscience, Inc.*                    52,410        736,885
Inspire Pharmaceuticals, Inc.*               42,690        715,911
Salix Pharmaceuticals, Ltd.*                 44,500        782,755
VaxGen, Inc.*                                26,150        443,243
                                                      ------------
                                                         3,193,580
                                                      ------------
PROPERTY & CASUALTY INSURANCE - 3.3%
Affirmative Insurance Holdings, Inc.         49,150        827,686
Infinity Property & Casualty Corporation     32,350      1,138,720
Tower Group, Inc.                            91,350      1,096,200
                                                      ------------
                                                         3,062,606
                                                      ------------
REAL ESTATE INVESTMENT TRUSTS - 1.2%
Saxon Capital, Inc.                          47,600      1,141,924
                                                      ------------

COMMON STOCKS (CONTINUED)

REGIONAL BANKS - 2.3%
Nara Bancorp, Inc.                           39,900        848,673
PrivateBancorp, Inc.                         17,450        562,413
Southwest Bancorporation of Texas, Inc.      30,970        721,291
                                                      ------------
                                                         2,132,377
                                                      ------------
RESTAURANTS - 1.6%
Cosi, Inc.*                                  93,000        562,650
Rare Hospitality International, Inc.*        28,740        915,656
                                                      ------------
                                                         1,478,306
                                                      ------------
SEMICONDUCTOR EQUIPMENT - 0.8%
Ultratech, Inc.*                             40,310        759,844
                                                      ------------
SEMICONDUCTORS - 4.0%
Microsemi Corporation*                       29,750        516,460
O2Micro International, Ltd.*                 98,270      1,124,209
SRS Labs, Inc.*                             128,250        801,691
Sigmatel, Inc.*                              12,860        456,916
SiRF Technology Holdings, Inc.*              59,900        761,928
                                                      ------------
                                                         3,661,204
                                                      ------------
SPECIALTY STORES - 2.7%
Aaron Rents, Inc.                            25,245        631,125
Cost Plus, Inc.*                             24,220        778,189
Guitar Center, Inc.*                         21,070      1,110,178
                                                      ------------
                                                         2,519,492
                                                      ------------
SYSTEMS SOFTWARE - 0.6%
Faro Technologies, Inc.*                     17,700        551,886
                                                      ------------
TRUCKING - 2.0%
Old Dominion Freight Line, Inc.*             24,390        848,772
Vitran Corporation, Inc.*                    57,900        990,090
                                                      ------------
                                                         1,838,862
                                                      ------------
TOTAL COMMON STOCKS
(cost $70,717,566)                                      83,916,789
                                                      ------------

REPURCHASE AGREEMENT - 8.7%

United Missouri Bank, 1.74%, dated 12-31-05,
matures 01-03-05; repurchase amount
of $7,949,152 (Collateralized by FHLMC,
0.00%, 1-14-05 with a value of
$8,107,323)                              $7,948,000      7,948,000
                                                      ------------

TOTAL REPURCHASE AGREEMENT                               7,948,000
(cost $7,948,000)                                     ------------

TOTAL INVESTMENTS - 100.0%
(cost $78,665,566)                                      91,864,789
CASH & OTHER ASSETS, LESS LIABILITIES - 0.0%                 3,274
                                                      ------------
TOTAL NET ASSETS - 100.0%                             $ 91,868,063
                                                      ============

For federal income tax purposes, the identified cost of investments owned at December 31, 2004 was $78,739,489.
 *Non-income producing security

                                                         See accompanying notes.

                                                                        SERIES X
                                                       (SMALL CAP GROWTH SERIES)
Statement of Assets and Liabilities
December 31, 2004

ASSETS:
Investments, at value(1) .........................    $ 91,864,789
Cash .............................................             562
Receivables:
  Fund shares sold ...............................         201,466
  Securities sold ................................          63,525
  Dividends ......................................          29,434
Prepaid expenses .................................           1,576
                                                      ------------
Total assets .....................................      92,161,352
                                                      ------------

LIABILITIES:
Payable for:
  Securities purchased ...........................          30,631
  Fund shares redeemed ...........................         165,440
  Management fees ................................          75,961
  Custodian fees .................................           1,503
  Transfer agent and administration fees .........           9,520
  Professional fees ..............................           7,174
  Other ..........................................           3,060
                                                      ------------
  Total liabilities ..............................         293,289
                                                      ------------
  NET ASSETS .....................................    $ 91,868,063
                                                      ============

NET ASSETS CONSIST OF:
Paid in capital ..................................    $111,913,103
Accumulated net investment income ................               -
Accumulated net realized loss
  on sales of investments ........................     (33,244,263)
Net unrealized appreciation
  in value of investments ........................      13,199,223
                                                      ------------
Net assets .......................................    $ 91,868,063
                                                      ============

Capital shares authorized ........................      indefinite
Capital shares outstanding .......................       5,388,271
Net asset value and redemption price
  per share (net assets divided by
  shares outstanding) ............................    $      17.05
                                                      ============

(1)Investments, at cost ..........................    $ 78,665,566

Statement of Operations
For the Year Ended December 31, 2004

INVESTMENT INCOME:
  Dividends ......................................         183,427
  Interest .......................................          50,869
                                                      ------------
  Total investment income ........................         234,296
                                                      ------------
EXPENSES:
  Management fees ................................         852,064
  Custodian fees .................................          17,089
  Transfer/maintenance fees ......................          22,066
  Administration fees ............................          78,888
  Directors' fees ................................           4,474
  Professional fees ..............................           9,521
  Reports to shareholders ........................           5,857
  Other expenses .................................           2,366
                                                      ------------
  Total expenses .................................         992,325
                                                      ------------
  Net investment loss ............................        (758,029)
                                                      ------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain during the period on:
  Investments ....................................      16,327,212
                                                      ------------
  Realized gain ..................................      16,327,212
                                                      ------------

Net change in unrealized depreciation
  during the period on:
  Investments ....................................      (2,390,800)
                                                      ------------
  Unrealized depreciation ........................      (2,390,800)
                                                      ------------
  Net gain .......................................      13,936,412
                                                      ------------
Net increase in net assets .......................
  resulting from operations ......................    $ 13,178,383
                                                      ============

                                                         See accompanying notes.

                                                                        SERIES X
Statement of Changes in Net Assets                     (SMALL CAP GROWTH SERIES)

                                                                                              YEAR ENDED           YEAR ENDED
                                                                                           DECEMBER 31, 2004   DECEMBER 31, 2003
                                                                                           -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment loss ...................................................................  $        (758,029)  $        (617,018)
  Net realized gain during the period on investments.....................................         16,327,212          13,363,753
  Net change in unrealized appreciation (depreciation) during the period on investments..         (2,390,800)         14,700,791
                                                                                           -----------------   -----------------
  Net increase in net assets resulting from operations ..................................         13,178,383          27,447,526
                                                                                           -----------------   -----------------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares ..........................................................         33,797,054          39,702,411
  Cost of shares redeemed  ..............................................................        (44,847,080)        (25,603,610)
                                                                                           -----------------   -----------------
  Net increase (decrease) from capital share transactions................................        (11,050,026)         14,098,801
                                                                                           -----------------   -----------------
  Net increase in net assets ............................................................          2,128,357          41,546,327
                                                                                           -----------------   -----------------

NET ASSETS:
  Beginning of period ...................................................................         89,739,706          48,193,379
                                                                                           -----------------   -----------------
  End of period .........................................................................  $      91,868,063   $      89,739,706
                                                                                           =================   =================
  Accumulated net investment income at end of period ....................................  $               -   $               -
                                                                                           =================   =================

CAPITAL SHARE ACTIVITY:
  Shares sold ...........................................................................          2,234,913           3,273,469

  Shares redeemed........................................................................         (3,015,092)         (2,286,835)
                                                                                           -----------------   -----------------
  Total capital share activity...........................................................           (780,179)            986,634
                                                                                           =================   =================

                                                         See accompanying notes.

                                                                        SERIES X
Financial Highlights                                   (SMALL CAP GROWTH SERIES)
Selected data for each share of capital stock outstanding throughout each period

                                                                         YEAR ENDED DECEMBER 31,
                                                            2004       2003       2002(D)    2001        2000
                                                          -------    -------    ---------   -------    --------
PER SHARE DATA
Net asset value, beginning of period                      $ 14.55    $  9.30    $  12.66    $ 17.55      $19.40
                                                          -------    -------    --------    -------    --------
Income (loss) from investment operations:
Net investment income (loss)                                (0.14)     (0.10)      (0.10)     (0.09)      (0.07)
Net gain (loss) on securities (realized and unrealized)      2.64       5.35       (3.26)     (4.80)      (1.59)
                                                          -------    -------    --------    -------    --------
Total from investment operations                             2.50       5.25       (3.36)     (4.89)      (1.66)
                                                          -------    -------    --------    -------    --------
Less distributions:
Dividends from net investment income                            -          -           -          -           -
Distributions from realized gains                               -          -           -          -           -
Distributions in excess of capital gains                        -          -           -          -       (0.18)
Return of capital                                               -          -           -          -       (0.01)
                                                          -------    -------    --------    -------    --------
Total distributions                                             -          -           -          -       (0.19)
                                                          -------    -------    --------    -------    --------
Net asset value, end of period                            $ 17.05    $ 14.55    $   9.30    $ 12.66    $  17.55
                                                          =======    =======    ========    =======    ========
TOTAL RETURN(A)                                             17.18%     56.45%     (26.54%)   (27.86%)     (8.73%)
                                                          -------    -------    --------    -------    --------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                  $91,868    $89,740    $ 48,193    $73,408    $114,283
                                                          -------    -------    --------    -------    --------
Ratios to average net assets:
Net investment income (loss)                                (0.89%)    (1.00%)     (0.89%)    (0.66%)     (0.44%)
Total expenses                                               1.17%      1.17%       1.15%      1.15%       1.13%
Gross expenses(b)                                            1.17%      1.17%       1.15%      1.15%       1.13%
Net expenses(c)                                              1.17%      1.16%       1.15%      1.15%       1.13%
                                                          -------    -------    --------    -------    --------
Portfolio turnover rate                                       146%       208%        282%       353%        335%

(a) Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

(b) Gross expense information reflects expense ratios absent fund expense reductions by the Investment Manager.

(c) Net expense information reflects expense ratios after expense reductions or fee waivers and reduction of custodian expenses.

(d) RS Investments, Inc. became the sub-adviser of Series X effective September 3, 2002. Prior to September 3, 2002, Security Management Company, LLC paid Strong Capital Management, Inc. for sub-advisory services.

                                                         See accompanying notes.

                                                                        SERIES Y
Manager's Commentary                                          (SELECT 25 SERIES)
February 15, 2005                                                    (unaudited)

                                                           [SECURITY FUNDS LOGO]

                                       Advisor, Security Management Company, LLC



[PHOTO OF MARK A. MITCHELL]
     Mark A. Mitchell
     Portfolio Manager

TO OUR SHAREHOLDERS:

With the retirement of Terry Milberger in February 2004, this marks my first annual letter to the Select 25 Series shareholders. 2004 was a normal year in many respects; returns were positive, but not as spectacular as in 2003. The Select 25 Series returned 11.63%(1) in the period, beating the benchmark S&P 500 index's return of 10.88% and outperforming the Fund's peer group median return of 8.29%. Stock selection was the key driver to our solid results in 2004.

Our approach to managing the Select 25 Series is based on our investment philosophy described below.

We understand a company's growth potential over the long term based on our bottom-up fundamental investment process. We invest today based on future potential. We concentrate our investments in companies with sustainable competitive advantages when they are undervalued. Companies must demonstrate management ability by consistently adding shareholder value. They must have strong financial positions and be well positioned for growth. We are patient buyers and sellers focused on the long term, and we take advantage of investor uncertainty and short-term thinking.

This philosophy is applied to a broad range of growth names. Each of our research analysts recommends his or her favorite names based on this analysis. We then narrow the list down to our favorite 25 to 30 names that are included in the portfolio.

ENERGY AND INDUSTRIAL STOCKS TOP PERFORMERS

KFX and BJ Services drove strong performance in the Series energy holdings. KFX, up 62%, benefited from better visibility into the potential for their clean coal technology. While BJ Services, up 30%, was driven by industry-related spending as a result of higher crude oil and natural gas prices.

The Series industrial holdings were up 47% compared to 18% for the index. Positions in Shaw Group and Federal Express contributed positively to the Fund. Shaw Group benefited from an improving global economy. Federal Express had strong results driven by continued economic growth and business model efficiencies.

TECHNOLOGY AND HEALTH CARE DISAPPOINTING

Following an extremely strong year in 2003, technology stocks had a difficult time in 2004. Adverse stock selection in Analog Devices and Mindspeed Technologies had a negative impact on the Series. Analog Devices was down 19% as a result of an industry-wide slowdown and a corresponding inventory correction in semiconductors, while Mindspeed's earnings breakeven was pushed out as our expectation of the upcoming wave of telecomm related spending has yet to materialize.

Health care, as a sector overall, underperformed the index. Cardinal Health and Pfizer both had a negative impact on the Series. Cardinal was down more than 22% as a result of undergoing a substantial industry change in how pharmaceutical manufacturers distribute and price their products. Pfizer was down more than 21% on safety concerns in its COX-2 class drugs and slowing growth prospects.

2005 MARKET OUTLOOK

Our outlook for the equity market continues to be guardedly optimistic. Like every year, there are many potential positive and negative influences. We believe the most significant issue facing us in 2005 will be a slowing profit cycle. In such an environment, we believe more normal equity returns are likely. Skilled stock picking versus owning beta will be critical. This favors our focus on identifying good companies at attractive valuations.

We continue to believe that investing is a long-term pursuit that requires patience and a consistent approach. Dollar cost averaging is a sound way to build long-term value.While it does not assure profits or protect against losses in a declining market, we think it is the best way to take advantage of the natural highs and lows in a market cycle. We recognize there are many investment fund alternatives available today and thank you for your business and the confidence you place in us.

Sincerely,

Mark A. Mitchell
Portfolio Manager

                                                                        SERIES Y
Manager's Commentary                                          (SELECT 25 SERIES)
February 15, 2005                                                    (unaudited)

PERFORMANCE

[PERFORMANCE GRAPHS]


                          SBL Y INVESTMENT INFORMATION

   DATE          VALUE
----------     ---------
SBL Y
    5/3/99     10,000.00
   6/30/99     10,510.00
   9/30/99     10,340.00
  12/31/99     12,370.00
   3/31/00     12,240.00
   6/30/00     11,870.00
   9/30/00     11,580.00
  12/31/00     10,380.00
   3/31/01      8,830.00
   6/30/01      9,510.00
   9/30/01      7,690.00
  12/31/01      9,350.00
   3/31/02      9,310.00
   6/30/02      7,560.00
   9/30/02      6,600.00
  12/31/02      6,860.00
   3/31/03      6,710.00
   6/30/03      7,380.00
   9/30/03      7,480.00
  12/31/03      8,080.00
   3/31/04      8,420.00
   6/30/04      8,480.00
   9/30/04      8,060.00
  12/31/04      9,020.00

S& P 500

      DATE              value
-----------------     ---------
INCEPTION 5/03/99     10,000.00
          6/30/99     10,305.90
          9/30/99      9,662.23
         12/31/99     11,099.83
          3/31/00     11,354.94
         06/30/00     11,053.83
         09/30/00     10,946.91
         12/31/00     10,091.15
          3/31/01      8,895.28
          6/30/01      9,416.16
          9/30/01      8,034.87
         12/31/01      8,893.97
          3/31/02      8,918.14
          6/30/02      7,723.63
          9/30/02      6,389.69
         12/31/02      6,929.34
          3/31/03      6,711.11
          6/30/03      7,744.15
          9/30/03      7,949.11
         12/31/03      8,917.03
          3/31/04      9,068.30
          6/30/04      9,223.74
          9/30/04      9,050.82
         12/31/04      9,886.55

                            SBL Fund Series Y $9,020
                            S& P 500 Index $9,887


                             $10,000 SINCE INCEPTION

The chart above assumes a hypothetical $10,000 investment in Series Y (Select 25 Series) on May 3, 1999 (date of inception), and reflects the fees and expenses of Series Y.

PORTFOLIO COMPOSITION BY SECTOR

Consumer Discretionary                    19.46%

Consumer Staples                          11.50

Energy                                    10.00

Financials                                 7.88

Health Care                               10.75

Industrials                               15.00

Information Technology                    11.54

Materials                                  3.71

Utilities                                  6.42

Cash & other assets, less liabilities      3.74

AVERAGE ANNUAL RETURNS

PERIODS ENDED 12-31-04(1)   1 YEAR   5 YEARS   SINCE INCEPTION
                                                  (5-3-99)
-------------------------   ------   -------   ---------------
Series Y                    11.63%   (6.12%)       (1.80%)

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

    The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                                         See accompanying notes.

                                                                        SERIES Y
Manager's Commentary                                          (SELECT 25 SERIES)
February 15, 2005                                                    (unaudited)

PERFORMANCE

INFORMATION ABOUT YOUR SERIES EXPENSES

CALCULATING YOUR ONGOING SERIES EXPENSES

EXAMPLE

As a shareholder of the Series, you incur ongoing costs, including management fees and other series expenses. Performance figures and expense ratios do not reflect fees and expenses associated with an investment in variable insurance products. Shares of a Series of SBL Fund are available only through the purchase of such products. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 - December 31, 2004.

ACTUAL EXPENSES

The first line in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses associated with an investment in variable insurance products. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses associated with an investment in variable insurance products were included, your costs would have been higher.

FUND EXPENSES

                                         BEGINNING         ENDING       EXPENSES PAID
                                      ACCOUNT VALUE    ACCOUNT VALUE       DURING
                                         07-01-04        12-31-04(1)     PERIOD(2)
                                      -------------    -------------    -------------
Series Y (Select 25 Series)
  Actual                                $ 1,000.00       $ 1,063.70        $ 5.03
  Hypothetical                            1,000.00         1,020.26          4.93

(1) The actual ending account value is based on the actual total return of the Series for the period July 1, 2004 to December 31, 2004 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2004 to December 31, 2004 was 6.37%.

(2) Expenses are equal to the Series annualized expense ratio 0.97% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                                                        SERIES Y
Schedule of Investments                                       (SELECT 25 SERIES)
December 31, 2004

                                                            NUMBER       MARKET
                                                          OF SHARES      VALUE
COMMON STOCKS - 96.3

AEROSPACE & DEFENSE - 4.6%
L-3 Communications Holdings, Inc.                            21,300    $ 1,560,012
                                                                       -----------

AIR FREIGHT & LOGISTICS - 5.3%
FedEx Corporation                                            18,200      1,792,518
                                                                       -----------

BIOTECHNOLOGY - 4.2%
Amgen, Inc.*                                                 22,000      1,411,300
                                                                       -----------

BREWERS - 3.9%
Anheuser-Busch Companies, Inc.                               25,700      1,303,761
                                                                       -----------

COMMUNICATIONS EQUIPMENT - 6.8%
3Com Corporation*                                           177,000        738,090
ADC Telecommunications, Inc.*                               418,200      1,120,776
Cisco Systems, Inc.*                                         22,300        430,390
                                                                       -----------
                                                                         2,289,256
                                                                       -----------

CONSTRUCTION & ENGINEERING - 5.1%
Shaw Group, Inc.*                                            96,500      1,722,525
                                                                       -----------

DATA PROCESSING & OUTSOURCED SERVICES - 3.6%
First Data Corporation                                       28,500      1,212,390
                                                                       -----------

DEPARTMENT STORES - 3.7%
Kohl's Corporation*                                          25,700      1,263,669
                                                                       -----------

ELECTRIC UTILITIES - 6.4%
KFx, Inc.*                                                  149,700      2,173,644
                                                                       -----------

HEALTH CARE EQUIPMENT - 2.7%
Boston Scientific Corporation*                               25,900        920,745
                                                                       -----------

HOME IMPROVEMENT RETAIL - 2.7%
Home Depot, Inc.                                             21,200        906,088
                                                                       -----------

HOTELS, RESORTS & CRUISE LINES - 4.7%
Carnival Corporation                                         27,300      1,573,299
                                                                       -----------

HYPERMARKETS & SUPERCENTERS - 3.6%
Wal-Mart Stores, Inc.                                        22,900      1,209,578
                                                                       -----------

INDUSTRIAL GASES - 3.7%
Praxair, Inc.                                                28,400      1,253,860
                                                                       -----------

MOTORCYCLE MANUFACTURERS - 2.0%
Harley-Davidson, Inc.                                        11,400        692,550
                                                                       -----------

MOVIES & ENTERTAINMENT - 6.3%
Time Warner, Inc.*                                           42,700        830,088
Viacom, Inc. (Cl.B)                                          36,200      1,317,318
                                                                       -----------
                                                                         2,147,406
                                                                       -----------

MULTI-LINE INSURANCE - 3.7%
American International Group, Inc.                           19,300      1,267,431
                                                                       -----------

OIL & GAS EQUIPMENT & SERVICES - 4.7%
BJ Services Company                                          34,000      1,582,360
                                                                       -----------

OIL & GAS REFINING, MARKETING & TRANSPORTATION - 5.3%
Williams Companies, Inc.                                    110,500      1,800,045

COMMON STOCKS (CONTINUED)

OTHER DIVERSIFIED FINANCIAL SERVICES - 4.1%
Citigroup, Inc.                                              29,000      1,397,220
                                                                       -----------

PHARMACEUTICALS - 3.9%
Johnson & Johnson                                            20,600      1,306,452
                                                                       -----------

SEMICONDUCTOR EQUIPMENT - 1.2%
Mindspeed Technologies, Inc.*                               145,000        403,100
                                                                       -----------

SOFT DRINKS - 4.1%
PepsiCo, Inc.                                                26,400      1,378,080
                                                                       -----------
TOTAL COMMON STOCKS
  (cost $27,281,031)                                                    32,567,289
                                                                       -----------

REPURCHASE AGREEMENT - 2.7%

United Missouri Bank, 1.74%, dated 12-31-04,
  matures 01-03-05; repurchase amount
  of $937,136 (Collateralized by FHLMC,
  0.00%, 01-14-05 with a value of
  $956,095)                                              $  937,000        937,000
                                                                       -----------
TOTAL REPURCHASE AGREEMENT
  (cost $937,000)                                                          937,000
                                                                       -----------
TOTAL INVESTMENTS - 99.0%
  (cost $28,218,031)                                                    33,504,289
CASH & OTHER ASSETS, LESS LIABILITIES - 1.0%                               327,729
                                                                       -----------
TOTAL NET ASSETS - 100.0%                                              $33,832,018
                                                                       ===========

The identified cost of investments owned at December 31, 2004 was the same for federal income tax and financial statement purposes.

* Non-income producing security

                                                         See accompanying notes.

                                                                        SERIES Y
                                                              (SELECT 25 SERIES)

Statement of Assets and Liabilities
December 31, 2004

ASSETS:
Investments, at value(1) .........................................     $ 33,504,289
Cash .............................................................              394
Receivables:
  Fund shares sold ...............................................          359,463
  Dividends ......................................................           16,147
Prepaid expenses .................................................              689
                                                                       ------------
Total assets .....................................................       33,880,982
                                                                       ------------

LIABILITIES:
Payable for:
  Fund shares redeemed ...........................................           14,395
  Management fees ................................................           21,049
  Custodian fees .................................................              188
  Transfer agent and administration fees .........................            4,654
  Professional fees ..............................................            6,975
  Other ..........................................................            1,703
                                                                       ------------
  Total liabilities ..............................................           48,964
                                                                       ------------
  NET ASSETS .....................................................     $ 33,832,018
                                                                       ============

NET ASSETS CONSIST OF:
Paid in capital ..................................................     $ 50,866,902
Accumulated net investment income ................................                -
Accumulated net realized loss
  on sales of investments ........................................      (22,321,142)
Net unrealized appreciation ......................................
  in value of investments ........................................        5,286,258
                                                                       ------------
Net assets .......................................................     $ 33,832,018
                                                                       ============

Capital shares authorized ........................................       indefinite
Capital shares outstanding .......................................        3,750,357
Net asset value and redemption price
  per share (net assets divided by
  shares outstanding) ............................................     $       9.02
                                                                       ============

(1)Investments, at cost ..........................................     $ 28,218,031

Statement of Operations
For the Year Ended December 31, 2004

INVESTMENT INCOME:
  Dividends ......................................................     $    270,595
  Interest .......................................................           10,553
                                                                       ------------
  Total investment income ........................................          281,148
                                                                       ------------

EXPENSES:
  Management fees ................................................          262,828
  Custodian fees .................................................            2,717
  Transfer/maintenance fees ......................................           21,928
  Administration fees ............................................           31,700
  Directors' fees ................................................            1,674
  Professional fees ..............................................            8,356
  Reports to shareholders ........................................            3,161
  Other expenses .................................................            1,341
                                                                       ------------
  Total expenses .................................................          333,705
                                                                       ------------
  Net investment loss ............................................          (52,557)
                                                                       ------------

NET REALIZED AND UNREALIZED GAIN:
Net realized gain during the period on:
  Investments ....................................................          870,310
                                                                       ------------
  Realized gain ..................................................          870,310
                                                                       ------------

Net change in unrealized appreciation
  during the period on:
  Investments ....................................................        2,734,534
                                                                       ------------
  Unrealized appreciation ........................................        2,734,534
                                                                       ------------

  Net gain .......................................................        3,604,844
                                                                       ------------
  Net increase in net assets
    resulting from operations ....................................     $  3,552,287
                                                                       ============

                                                         See accompanying notes.

                                                                        SERIES Y
Statement of Changes in Net Assets                            (SELECT 25 SERIES)

                                                                                           YEAR ENDED         YEAR ENDED
                                                                                        DECEMBER 31, 2004  DECEMBER 31, 2003
                                                                                        -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment loss ...............................................................     $     (52,557)     $      (1,805)
  Net realized gain (loss) during the period on investments .........................           870,310         (7,155,460)
  Net change in unrealized appreciation during the period on investments ............         2,734,534         12,622,337
                                                                                          -------------      -------------
  Net increase in net assets resulting from operations ..............................         3,552,287          5,465,072
                                                                                          -------------      -------------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares ......................................................        14,709,618         11,578,696
  Cost of shares redeemed ...........................................................       (19,219,579)       (16,539,928)
                                                                                          -------------      -------------
  Net decrease from capital share transactions ......................................        (4,509,961)        (4,961,232)
                                                                                          -------------      -------------
  Net increase (decrease) in net assets .............................................          (957,674)           503,840
                                                                                          -------------      -------------

NET ASSETS:
  Beginning of period ...............................................................        34,789,692         34,285,852
                                                                                          -------------      -------------
  End of period .....................................................................     $  33,832,018      $  34,789,692
                                                                                          =============      =============

  Accumulated net investment income at end of period ................................     $           -      $           -
                                                                                          =============      =============

CAPITAL SHARE ACTIVITY:
  Shares sold .......................................................................         1,775,427          1,606,934
  Shares redeemed ...................................................................        (2,329,965)        (2,296,566)
                                                                                          -------------      -------------
  Total capital share activity ......................................................          (554,538)          (689,632)
                                                                                          =============      =============

                                                         See accompanying notes.

                                                                        SERIES Y
Financial Highlights                                          (SELECT 25 SERIES)
Selected data for each share of capital stock outstanding throughout each year

                                                                                  YEAR ENDED DECEMBER 31,
                                                             2004           2003           2002           2001           2000
                                                          ----------     ----------     ----------     ----------    ------------
PER SHARE DATA

Net asset value, beginning of period                      $     8.08     $     6.86     $     9.35     $    10.38     $    12.37
                                                          ----------     ----------     ----------     ----------     ----------
Income (loss) from investment operations:
Net investment income (loss)                                   (0.01)             -          (0.01)         (0.02)         (0.02)
Net gain (loss) on securities (realized and unrealized)         0.95           1.22          (2.48)         (1.01)         (1.97)
                                                          ----------     ----------     ----------     ----------     ----------
Total from investment operations                                0.94           1.22          (2.49)         (1.03)         (1.99)
                                                          ----------     ----------     ----------     ----------     ----------
Less distributions:
Dividends from net investment income                               -              -              -              -              -
Distributions from realized gains                                  -              -              -              -              -
                                                          ----------     ----------     ----------     ----------     ----------
Total distributions                                                -              -              -              -              -
                                                          ----------     ----------     ----------     ----------     ----------
Net asset value, end of period                            $     9.02     $     8.08     $     6.86     $     9.35     $    10.38
                                                          ==========     ==========     ==========     ==========     ==========

TOTAL RETURN(A)                                                11.63%         17.78%        (26.63%)        (9.92%)       (16.09%)
                                                          ----------     ----------     ----------     ----------     ----------
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in thousands)                  $   33,832     $   34,790     $   34,286     $   52,998     $   65,011
                                                          ----------     ----------     ----------     ----------     ----------
Ratios to average net assets:
Net investment income (loss)                                   (0.15%)        (0.01%)        (0.18%)        (0.20%)        (0.16%)
Total expenses                                                  0.95%          0.93%          0.89%          0.88%          0.89%
Gross expenses(b)                                               0.95%          0.93%          0.89%          0.88%          0.89%
Net expenses(c)                                                 0.95%          0.93%          0.89%          0.88%          0.89%
                                                          ----------     ----------     ----------     ----------     ----------
Portfolio turnover rate                                           42%            49%            34%            38%            68%

(a) Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

(b) Gross expense information reflects expense ratios absent fund expense reductions by the Investment Manager.

(c) Net expense information reflects expense ratios after expense reductions or fee waivers and reduction of custodian expenses.

                                                         See accompanying notes.

                                                                        SERIES Z
Managers' Commentary                                  (ALPHA OPPORTUNITY SERIES)
November 15, 2004                                                    (unaudited)

Advised by: [SECURITY FUNDS LOGO]

[PHOTO OF BILL JENKINS]
Bill Jenkins Co-Portfolio Manager

[PHOTO OF MARK LAMB]
Mark Lamb Co-Portfolio Manager

and [MAINSTREAM INVESTMENT ADVISERS LOGO]                 Subadvisor, Mainstream
                                                             Investment Advisers

TO OUR SHAREHOLDERS:

For the year ended December 31, 2004, the Alpha Opportunity Series total return was 12.58%(1), which exceeded the costless S&P 500 index by 1.69%. The passive strategy synthetically replicates the index by investing in high-quality, short-term fixed income instruments and by being long S&P 500 index futures. The passive strategy provides all of the daily liquidity needed for shareholder purchases and redemptions, enabling the active strategy to focus on adding value long term. The passive strategy is expected to experience minor deviations compared to the costless index due to several factors: 1) bid/offer expense due to buying/selling fixed income instruments and S&P 500 index futures; 2) fractional over/under exposure to the index due to the ability to trade in only whole numbers of futures contracts; 3) change in S&P 500 index futures' price between the time of the shareholder purchase or redemption and the portfolio manager's buy or sell of the S&P 500 index futures; 4) S&P 500 index futures' richness or cheapness with respect to the underlying cash S&P 500 index; 5) differences between the actual S&P 500 dividends and expected dividends implied in the S&P 500 index futures' price; and 6) the difference in yield between the actual fixed income assets purchased and the LIBOR rate implied in the S&P 500 index futures' price.

For 2004, the active value strategy's performance was driven primarily by long positions in the materials, energy and producer durables sectors. We believe favorable supply/demand fundamentals caused by years of underinvestment and strong demand from the U.S. and emerging nations, such as China and India, fueled these groups' relative out performance. Additionally, market strength in value stocks and smaller capitalization issues provided further support for these sectors as investors shunned the big winners of the bull market of the 1990s.

Sincerely,

Bill Jenkins and Mark Lamb
Portfolio Managers

                                                                        SERIES Z
Managers' Commentary                                  (ALPHA OPPORTUNITY SERIES)
February 15, 2005                                                    (unaudited)

PERFORMANCE

[PERFORMANCE GRAPHS]

SBL Z INVESTMENT INFORMATION

   DATE         Value
----------    ---------
SBL Z
    7/7/03    10,000.00
   7/31/03    10,130.00
   8/31/03    10,510.00
   9/30/03    10,280.00
  10/31/03    10,980.00
  11/30/03    11,210.00
  12/31/03    11,832.51
   1/31/04    11,948.93
   2/28/04    12,181.77
   3/31/04    12,065.35
   4/30/04    11,652.58
   5/31/04    11,769.00
   6/30/04    12,287.60
   7/31/04    11,948.93
   8/31/04    11,885.42
   9/30/04    12,420.34
  10/31/04    12,275.92
  11/30/04    13,086.91
  12/31/04    13,320.51

S& P 500


       DATE           value
-----------------    --------
INCEPTION 7/07/03    10,000.00
          7/31/03    10,176.34
          8/31/03    10,374.77
          9/30/03    10,264.66
         10/31/03    10,845.24
         11/30/03    10,940.66
         12/31/03    11,514.53
          1/31/04    11,726.39
          2/28/04    11,889.39
          3/31/04    11,709.86
          4/30/04    11,526.02
          5/31/04    11,683.92
          6/30/04    11,910.59
          7/31/04    11,516.35
          8/31/04    11,562.42
          9/30/04    11,687.29
         10/31/04    11,866.11
         11/30/04    12,346.68
         12/31/04    12,766.47

                           SBL Series Z $13,321
                           S& P 500 Index $12,766


                             $10,000 SINCE INCEPTION

The chart above assumes a hypothetical $10,000 investment in Series Z (Alpha Opportunity Series) on June 7, 2003 (date of inception), and reflects the fees and expenses of Series Z.

PORTFOLIO COMPOSITION BY SECTOR

Consumer Discretionary                     2.01%

Consumer Staples                           0.91

Energy                                     8.72

Financials                                 2.54

Health Care                                1.26

Industrials                                7.68

Information Technology                     0.37

Materials                                 31.34

Utilities                                  0.10

U.S. Agency Bonds & Notes                 41.72

Cash & other assets, less liabilities      3.35

AVERAGE ANNUAL RETURNS

PERIODS ENDED 12-31-04(1)   1 YEAR   SINCE INCEPTION (7-7-03)
-------------------------   ------   ------------------------
Series Z                    12.58%           21.26%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

    The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                                         See accompanying notes.

                                                                        SERIES Z
Managers' Commentary                                  (ALPHA OPPORTUNITY SERIES)
February 15, 2005                                                    (unaudited)

PERFORMANCE

INFORMATION ABOUT YOUR SERIES EXPENSES

CALCULATING YOUR ONGOING SERIES EXPENSES

EXAMPLE

As a shareholder of the Series, you incur ongoing costs, including management fees and other series expenses. Performance figures and expense ratios do not reflect fees and expenses associated with an investment in variable insurance products. Shares of a Series of SBL Fund are available only through the purchase of such products. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 - December 31, 2004.

ACTUAL EXPENSES

The first line in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses associated with an investment in variable insurance products. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses associated with an investment in variable insurance products were included, your costs would have been higher.

FUND EXPENSES

                                           BEGINNING         ENDING        EXPENSES PAID
                                         ACCOUNT VALUE    ACCOUNT VALUE       DURING
                                           07-01-04        12-31-04(1)      PERIOD(2)
                                         -------------    -------------    -------------
Series Z (Alpha Opportunity Series)
  Actual                                 $   1,000.00     $   1,084,10      $    13.62
  Hypothetical                               1,000.00         1,012.07           13.15

(1) The actual ending account value is based on the actual total return of the Series for the period July 1, 2004 to December 31, 2004 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2004 to December 31, 2004 was 8.41%.

(2) Expenses are equal to the Series annualized expense ratio 2.60% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                                                        SERIES Z
Schedule of Investments                               (ALPHA OPPORTUNITY SERIES)
December 31, 2004

                                                   NUMBER       MARKET
                                                 OF SHARES      VALUE
COMMON STOCKS - 55.0%

ADVERTISING - 0.9%
Omnicom Group, Inc.                                 2,000     $   168,640
                                                              -----------

AGRICULTURAL PRODUCTS - 0.5%
Delta & Pine Land Company                           3,800         103,664
                                                              -----------

AIRLINES - 0.9%
Frontier Airlines, Inc.*                            3,000          34,230
Southwest Airlines Company                          8,500         138,380
                                                              -----------
                                                                  172,610
                                                              -----------

ALUMINUM - 1.0%
Century Aluminum Company*                           7,100         186,446
                                                              -----------

APPAREL, ACCESSORIES & LUXURY GOODS - 0.7%
Columbia Sportswear Company*                        2,200         131,142
                                                              -----------

AUTO PARTS & EQUIPMENT - 0.1%
Wabtec Corporation                                    900          19,188
                                                              -----------

BIOTECHNOLOGY - 0.8%
Medlmmune, Inc.*                                    5,600         151,816
                                                              -----------

BUILDING PRODUCTS - 0.0%
Armstrong Holdings, Inc.*                           1,300           3,276
                                                              -----------

COMMODITY CHEMICALS - 1.7%
Lyondell Chemical Company                           4,300         124,356
Nova Chemicals Corporation                          4,400         208,120
                                                              -----------
                                                                  332,476
                                                              -----------

COMPUTER STORAGE & PERIPHERALS - 0.2%
QLogic Corporation*                                 1,200          44,076
                                                              -----------

CONSTRUCTION & FARM MACHINERY - 3.1%
AGCO Corporation*                                   3,500          76,615
CNH Global N.V                                      7,800         151,086
Terex Corporation*                                  3,000         142,950
Trinity Industries, Inc.                            6,700         228,336
                                                              -----------
                                                                  598,987
                                                              -----------

DIVERSIFIED CHEMICALS - 2.2%
Cabot Corporation                                   2,800         108,304
Dow Chemical Company                                1,500          74,265
Hercules, Inc.*                                     1,900          28,215
Olin Corporation                                    9,300         204,786
                                                              -----------
                                                                  415,570
                                                              -----------

DIVERSIFIED METALS & MINING - 15.4%
Alumina, Ltd. ADR                                   4,700          87,138
Amcol International Corporation                     2,900          58,261
Anglo American plc ADR                              7,100         168,909
Arch Coal, Inc.                                     4,200         149,268
BHP Billiton, Ltd. ADR                              7,300         175,346
Consol Energy, Inc.                                 2,700         110,835
Freeport-McMoRan Copper &
  Gold, Inc. (Cl.B)                                10,900         416,707
Inco, Ltd.*                                        10,800         397,224
Ivanhoe Mines, Ltd.*                                1,500          10,815
Massey Energy Company                               4,000         139,800
Noranda, Inc.                                      13,800         242,880
Phelps Dodge Corporation*                           3,700         366,004
RTI International Metals, Inc.*                     5,000         102,700
Rio Tinto plc ADR                                   1,600         190,736
Southern Peru Copper Corporation                    5,600         264,376
Titanium Metals Corporation*                        3,100          74,834
                                                              -----------
                                                                2,955,833
                                                              -----------

ENVIRONMENTAL SERVICES - 0.6%
Waste Management, Inc.                              3,700         110,778
                                                              -----------

FOREST PRODUCTS - 4.2%
Louisiana-Pacific Corporation                       7,200         192,528
Weyerhaeuser Company                                9,000         604,980
                                                              -----------
                                                                  797,508
                                                              -----------

HEALTH CARE FACILITIES - 0.5%
Community Health Systems, Inc.*                     3,200          89,216
                                                              -----------

HOME FURNISHINGS - 0.4%
Kimball International, Inc. (Cl.B)                  4,700          69,607

INDUSTRIAL MACHINERY - 1.5%
JLG Industries, Inc.                                3,200          62,816
Kennametal, Inc.                                      700          34,839
Lincoln Electric Holdings, Inc.                     3,200         110,528
Parker Hannifin Corporation                           900          68,166
Portec Rail Products, Inc.                            400           4,160
Timken Company                                        700          18,214
                                                              -----------
                                                                  298,723
                                                              -----------

INTEGRATED OIL & GAS - 1.7%
Norsk Hydro ASA ADR                                 2,500         196,800
Tesoro Corporation*                                 4,000         127,440
                                                              -----------
                                                                  324,240
                                                              -----------

MARINE - 0.6%
Kirby Corporation*                                  2,500         110,950
                                                              -----------

MOVIES & ENTERTAINMENT - 0.1%
Imax Corporation ADR                                2,400          19,798
                                                              -----------

MULTI-UTILITIES & UNREGULATED POWER - 0.1%
Duke Energy Corporation                               800          20,264
                                                              -----------
OIL & GAS DRILLING - 1.3%
Rowan Companies, Inc.*                              9,800         253,820
                                                              -----------

                                                         See accompanying notes.

                                                                        SERIES Z
Schedule of Investments                               (ALPHA OPPORTUNITY SERIES)
December 31, 2004

                                                         NUMBER      MARKET
                                                       OF SHARES     VALUE
COMMON STOCKS (CONTINUED)

OIL & GAS EQUIPMENT & SERVICES - 4.5%
FMC Technologies, Inc.*                                  4,900     $   157,780
Hydril*                                                  3,800         172,938
Oceaneering International, Inc.*                         3,900         145,548
Schlumberger, Ltd.                                       5,800         388,310
                                                                   -----------
                                                                       864,576
                                                                   -----------

OIL & GAS REFINING, MARKETING& TRANSPORTATION - 1.2%
Ashland, Inc.                                            3,900         227,682
                                                                   -----------

PACKAGED FOODS & MEATS - 0.4%
Pilgrim's Pride Corporation                              2,300          70,564
                                                                   -----------

PAPER PRODUCTS - 2.6%
Abitibi-Consolidated, Inc.                               7,200          49,824
Aracruz Celulose S.A. ADR                                4,300         162,110
Buckeye Technologies, Inc.*                              1,300          16,913
International Paper Company                              1,600          67,200
MeadWestvaco Corporation                                 3,200         108,448
Potlatch Corporation                                     1,700          85,986
                                                                   -----------
                                                                       490,481
                                                                   -----------

RAILROADS - 0.9%
Kansas City Southern*                                    9,900         175,527
                                                                   -----------

REAL ESTATE INVESTMENT TRUSTS - 2.1%
Plum Creek Timber Company, Inc.                          4,500         172,980
Rayonier, Inc.                                           4,700         229,877
                                                                   -----------
                                                                       402,857
                                                                   -----------

SPECIALIZED FINANCE - 0.4%
GATX Corporation                                         2,900          85,724
                                                                   -----------

SPECIALTY CHEMICALS - 2.4%
A. Schulman, Inc.                                        4,200          89,922
Compass Minerals International, Inc.                       400           9,692
Great Lakes Chemical Corporation                         1,600          45,584
MacDermid, Inc.                                          1,700          61,370
Minerals Technologies, Inc.                              1,300          86,710
OM Group, Inc.*                                          4,900         158,858
                                                                   -----------
                                                                       452,136
                                                                   -----------

STEEL - 1.9%
Corus Group plc ADR*                                     2,800          27,496
Gerdau S.A. ADR                                          1,300          23,400
Mechel Steel Group ADR*                                  4,300          96,105
Nucor Corporation                                        1,900          99,446
Posco ADR                                                2,700         120,231
                                                                   -----------
                                                                       366,678
                                                                   -----------

SYSTEMS SOFTWARE - 0.1%
BMC Software, Inc.*                                      1,500          27,900
                                                                   -----------
TOTAL COMMON STOCKS
  (cost $10,378,479)                                                10,542,753
                                                                   -----------
WARRANTS - 0.0%
Inco, Ltd.*                                               500             6,750
                                                                   ------------
TOTAL WARRANTS
  (cost $6,592)                                                           6,750
                                                                   ------------

U.S. GOVERNMENT SPONSORED AGENCIES - 41.7%

Federal Farm Credit Bank,
  2.02%, 01-21-05                                $    125,000           124,863
Federal Home Loan Bank:
  1.95%, 01-14-05                                $    300,000           299,799
  2.01%, 01-21-05                                $  1,900,000         1,897,920
  2.094%, 02-01-05                               $  1,750,000         1,746,771
  2.406%, 03-16-05                               $    815,000           811,186
Federal National Mortgage Association:
  2.16%, 01-03-05                                $    530,000           529,936
  2.018%, 01-05-05                               $    150,000           149,982
  2.192%, 01-10-05                               $    175,000           174,906
  2.02%, 01-19-05(1)                             $    150,000           149,854
  2.025%, 01-24-05(1)                            $    325,000           324,585
  2.35%, 02-07-05                                $    160,000           159,622
  2.27%, 02-16-05                                $    450,000           448,740
  2.313%, 02-23-05                               $    200,000           199,351
  2.346%, 03-02-05                               $    250,000           249,058
  2.384%, 03-09-05                               $    650,000           647,254
  2.50%, 03-29-05                                $     80,000            79,525
                                                                   ------------
TOTAL U.S. GOVERNMENT SPONSORED AGENCIES
  (cost $7,993,204)                                                   7,993,352
                                                                   ------------
TOTAL INVESTMENTS - 96.7%
  (cost $18,378,275)                                                 18,542,855
                                                                   ------------

SHORT POSITIONS - (0.1%)

RESTAURANTS - (0.1%)
California Pizza Kitchen, Inc.*                        (1,000)          (23,000)
                                                                   ------------

TOTAL SHORT POSITIONS
  (proceeds $23,149)                                                    (23,000)
                                                                   ------------
CASH & OTHER ASSETS, LESS LIABILITIES - 3.4%                            641,636
                                                                   ------------
TOTAL NET ASSETS - 100.0%                                          $ 19,161,491
                                                                   ============

For federal income tax purposes, the identified cost of investments owned at December 31, 2004 was $18,401,006.

*Non-income producing security

ADR (American Depositary Receipt)

plc (public limited company)

(1) Security is segregated as collateral for open futures contracts.

                                                         See accompanying notes.

                                                                        SERIES Z
                                                      (ALPHA OPPORTUNITY SERIES)

Statement of Assets and Liabilities
December 31, 2004

ASSETS:
Investments, at value(1) .......................................     $ 18,542,855
Cash ...........................................................          970,961
Deposit for short sales ........................................           25,274
Receivables:
  Fund shares sold .............................................           32,881
  Securities sold ..............................................          654,603
  Due from broker for proceeds on
   securities sold short .......................................           23,149
  Dividends ....................................................            5,844
  Prepaid expenses .............................................              474
                                                                     ------------
Total assets ...................................................       20,256,041
                                                                     ------------

LIABILITIES:
Securities sold short, at value(2) .............................           23,000
Payable for:
  Securities purchased .........................................          997,474
  Fund shares redeemed .........................................           13,820
  Variation margin .............................................            6,963
  Management fees ..............................................           32,654
  Custodian fees ...............................................              387
  Transfer agent and administration fees .......................            5,075
  Professional fees ............................................           13,200
  Other ........................................................            1,977
                                                                     ------------
  Total liabilities ............................................        1,094,550
                                                                     ------------
  NET ASSETS ...................................................     $ 19,161,491
                                                                     ============

NET ASSETS CONSIST OF:
Paid in capital ................................................     $ 17,965,644
Accumulated undistributed net
  investment loss ..............................................                -
Accumulated undistributed net realized gain
  on sales of investments, futures and securities
  sold short ...................................................          833,668
Net unrealized appreciation in value of
  investments, futures and securities
  sold short ...................................................          362,179
                                                                     ------------
Net assets .....................................................     $ 19,161,491
                                                                     ============

Capital shares authorized ......................................       indefinite
Capital shares outstanding .....................................        1,655,952
Net asset value and redemption price
  per share (net assets divided by
  shares outstanding) ..........................................     $      11.57
                                                                     ============

(1)Investments, at cost ........................................     $ 18,378,275
(2)Securities sold short, at proceeds ..........................           23,149

Statement of Operations
For the Year Ended December 31, 2004

INVESTMENT INCOME:
  Dividends ....................................................     $     79,234
  Interest .....................................................           69,856
                                                                     ------------
  Total investment income ......................................          149,090
                                                                     ------------

EXPENSES:
  Management fees ..............................................          213,067
  Custodian fees ...............................................            4,300
  Transfer/maintenance fees ....................................           21,109
  Administration fees ..........................................           26,424
  Directors' fees ..............................................              419
  Professional fees ............................................           19,977
  Reports to shareholders ......................................              449
  Other expenses ...............................................            1,131
                                                                     ------------
  Total expenses ...............................................          286,876
  Less: Reimbursement of expenses ..............................          (22,232
                                                                     ------------
  Net expenses .................................................          264,644
                                                                     ------------
  Net investment loss ..........................................         (115,554)
                                                                     ------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) during the period on:
  Investments ..................................................        1,270,119
  Securities sold short ........................................          (57,165)
  Futures ......................................................          536,332
                                                                     ------------
  Net realized gain ............................................        1,749,286
                                                                     ------------

Net change in unrealized appreciation
  during the period on:
  Investments ..................................................           59,731
  Securities sold short ........................................              707
  Futures ......................................................           73,378
                                                                     ------------
  Net unrealized appreciation ..................................          133,816
                                                                     ------------

Net gain .......................................................        1,883,102
                                                                     ------------
Net increase in net assets
  resulting from operations ....................................     $  1,767,548
                                                                     ============

                                                         See accompanying notes.

                                                                        SERIES Z
Statement of Changes in Net Assets                    (ALPHA OPPORTUNITY SERIES)

                                                                                              YEAR ENDED        YEAR ENDED
                                                                                          DECEMBER 31, 2004  DECEMBER 31, 2003*
                                                                                          -----------------  ------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment loss ..................................................................     $   (115,554)     $    (36,595)
  Net realized gain during the period on investments, futures, and securities sold short        1,749,286           789,315
  Net change in unrealized appreciation during the period on
   investments, futures, and securities sold short .....................................          133,816           228,363
                                                                                             ------------      ------------
  Net increase in net assets resulting from operations .................................        1,767,548           981,083
                                                                                             ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income ................................................................                -                 -
  Net realized gain ....................................................................       (1,187,732)         (365,052)
                                                                                             ------------      ------------
  Total distributions to shareholders ..................................................       (1,187,732)         (365,052)
                                                                                             ------------      ------------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares .........................................................       13,665,469         5,831,380
  Distributions reinvested .............................................................        1,187,732           365,052
  Cost of shares redeemed ..............................................................       (3,009,383)          (74,606)
                                                                                             ------------      ------------
  Net increase from capital share transactions .........................................       11,843,818         6,121,826
                                                                                             ------------      ------------
  Net increase in net assets ...........................................................       12,423,634         6,737,857
                                                                                             ------------      ------------

NET ASSETS:
  Beginning of period ..................................................................        6,737,857                 -
                                                                                             ------------      ------------
  End of period ........................................................................     $ 19,161,491      $  6,737,857
                                                                                             ============      ============

  Accumulated undistributed net investment loss at end of period .......................     $          -      $          -
                                                                                             ============      ============

CAPITAL SHARE ACTIVITY:
  Shares sold ..........................................................................        1,213,974           576,501
  Shares reinvested ....................................................................          105,173            33,187
  Shares redeemed ......................................................................         (265,886)           (6,997)
                                                                                             ------------      ------------
  Total capital share activity .........................................................        1,053,261           602,691
                                                                                             ============      ============

*For the period beginning July 7, 2003 (commencement of operations) to December 31, 2003.

                                                         See accompanying notes.

                                                                        SERIES Z
Financial Highlights                                  (ALPHA OPPORTUNITY SERIES)
Selected data for each share of capital stock outstanding throughout each period

                                                                YEAR ENDED DECEMBER 31,
                                                               2004           2003(d)
                                                            ----------      ------------
PER SHARE DATA

Net asset value, beginning of period                        $    11.18       $   10.00
                                                            ----------       ---------
Income (loss) from investment operations:
Net investment income (loss)                                     (0.07)          (0.06)
Net gain (loss) on securities (realized and unrealized)           1.42            1.88
                                                            ----------       ---------
Total from investment operations                                  1.35            1.82
                                                            ----------       ---------
Less distributions:
Dividends from net investment income                                 -               -
Distributions from realized gains                                (0.96)          (0.64)
                                                            ----------       ---------
Total distributions                                              (0.96)          (0.64)
                                                            ----------       ---------
Net asset value, end of period                              $    11.57       $   11.18
                                                            ==========       =========

TOTAL RETURN(a)                                                  12.58%          18.33%
                                                            ----------       ---------
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in thousands)                    $   19,161       $   6,738
                                                            ----------       ---------
Ratios to average net assets:
Net investment income (loss)                                     (1.12%)         (1.33%)
Total expenses                                                    2.57%           2.52%
Gross expenses(b)                                                 2.78%           2.62%
Net expenses(c)                                                   2.57%           2.50%
                                                            ----------       ---------
Portfolio turnover rate                                           1054%            966%

(a) Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

(b) Gross expense information reflects expense ratios absent fund expense reductions by the Investment Manager.

(c) Net expense information reflects expense ratios after expense reductions or fee waivers and reduction of custodian expenses.

(d) Series Z was initially capitalized on July 7, 2003 with a net asset value of $10 per share. Percentage amounts for the period, except for total return, have been annualized.

                                                         See accompanying notes.

Notes to Financial Statements
December 31, 2004

1. SIGNIFICANT ACCOUNTING POLICIES

      SBL Fund (The Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company of the series type. Each series, in effect, represents a separate fund. The Fund is required to account for the assets of each series separately and to allocate general liabilities of the Fund to each series based on the net asset value of each series. Shares of the Fund will be sold only to separate accounts of Security Benefit Life Insurance Company (SBL). The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

      A. SECURITY VALUATION - Valuations of the Fund's securities are supplied by pricing services approved by the Board of Directors. The Fund's officers, under the general supervision of the Board of Directors, regularly review procedures used by, and valuations provided by, the pricing services. Each security owned by a Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, the Fund will use the price of that exchange that it generally considers to be the principal exchange on which the stock is traded. Fund securities listed on the Nasdaq Stock Market, Inc. ("Nasdaq") will be valued at the Nasdaq Official Closing Price. Securities for which market quotations are not readily available are valued by a pricing service considering securities with similar yields, quality, type of issue, coupon, duration and rating. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or by the Fund's investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair value. If events occur after the close of the foreign exchange that will affect the value of a fund's portfolio securities before the time as of which the NAV is calculated (a "significant event"), the security will generally be priced using a fair value procedure. If the Valuation Committee determines a significant event has occurred, it will evaluate the impact of that event on an affected security or securities, to determine whether a fair value adjustment would materially affect the fund's NAV per share. Some of the factors which may be considered by the Board of Directors in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased and sold. The Fund generally will value short-term debt securities at prices based on market quotations for such securities or securities of similar type, yield, quality and duration, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost which approximates market value.

      Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of foreign securities are determined as of the close of such foreign markets or the close of the New York Stock Exchange, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as WEBS(R). In addition, the Board of Directors has authorized the Valuation Committee and Administrator to use prices and other information supplied by IDC's Fair Value Information Service in valuing foreign securities. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Series to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market value and/or credit risk of the investments.

      B. REPURCHASE AGREEMENTS - In connection with transactions in repurchase agreements, it is the Funds' policy that its custodian take possession of the underlying collateral and that the fair value of the collateral exceed the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

      C. FOREIGN CURRENCY TRANSACTIONS- The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

      The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

      Net realized foreign exchange gains and losses arise from sales of portfolio securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

      D. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - The Fund may enter into forward foreign exchange contracts in order to manage foreign currency risk from purchase or sale of securities denominated in foreign currency. A series may also enter into such contracts to manage changes in foreign

Notes to Financial Statements
December 31, 2004

currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are settled and are reflected in the Statement of Operations. These contracts involve market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The face or contract amount in U.S. dollars reflects the total exposure these funds have in that particular currency contract. Losses may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.

      E. FUTURES - The Fund may utilize futures contracts to a limited extent, with the objectives of maintaining full exposure to the underlying stock market, enhancing returns, maintaining liquidity, minimizing transaction costs and hedging possible variations in foreign exchange rates. The Fund may purchase or sell financial and foreign currency futures contracts to immediately position incoming cash in the market, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. In the event of redemptions, the series may pay from its cash balances and reduce their future positions accordingly. Returns may be enhanced by purchasing futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks contained in the indexes and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the series are required to deposit and maintain as collateral either cash or securities, representing the initial margin, equal to a certain percentage of the contract value. Cash deposits are shown as restricted cash on the Statement of Assets and Liabilities; securities held as collateral are noted in the Schedule of Investments. Subsequent changes in the value of the contract are recorded as unrealized gains or losses. The variation margin is paid or received in cash daily by the series. The series realizes a gain or loss when the contract is closed or expires.

      F. OPTIONS WRITTEN - The Fund may purchase put and call options and write such options on a covered basis on securities that are traded on recognized securities exchanges and over-the-counter markets. Call and put options on securities give the holder the right to purchase or sell (and the writer the obligation to sell or purchase), respectively, a security at a specified price, until a certain date. Options may be used to hedge the series portfolio, to increase returns or to maintain exposure to the equity markets. The primary risks associated with the use of options are an imperfect correlation between the change in market value of the securities held by the series and the price of the option, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

      The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

      G. SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Dividend income less foreign taxes withheld (if any) plus foreign taxes recoverable (if any) are recorded on the ex-dividend date. Interest income is recognized on the accrual basis including the amortization of premiums and accretion of discounts on debt securities.

      H. EXPENSES - Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses are allocated to the series on the basis of relative net assets within the SBL Fund.

      I. DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes.

      J. TAXES - The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable net income and net realized gains sufficient to relieve it from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

      K. EARNINGS CREDITS - Under the fee schedule with the custodian, the Fund earns credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits.

      L. USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted U.S. accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

      M. SHORT SALES - Certain of the series may make short sales "against the box," in which the series enters into a short sale of a security it owns. At no time will more than 15% of the value of the series' net assets be in deposits on short sales against the box. In a short sale that is not "against the box," a series sells a security which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the series must borrow the security generally from the broker through which the short sale is made in order to make delivery to the buyer. The series must replace the security borrowed by purchasing it at the market price at the time of replacement. The series is said to have a "short position" in securities sold until it delivers them to the broker. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities

Notes to Financial Statements
December 31, 2004

as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which differ from the market value reflected on the Statement of Assets and Liabilities. The series are liable for any dividends or interest payable on securities while those securities are in a short position. As collateral for its short positions, the series are required under the Investment Company Act of 1940 to maintain segregated assets consisting of cash, cash equivalents or liquid securities. These segregated assets are valued consistent with Note 1A above. These segregated assets are required to be adjusted daily to reflect changes in the market value of the securities sold short.

      N. INDEMNIFICATIONS - Under the Fund's organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnification to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      Management fees are payable to Security Management Company, LLC (SMC) as follows:

                                                            MANAGEMENT
                                          MANAGEMENT       FEE WAIVERS
                                         FEES (AS A %       (AS A % OF
                                        OF NET ASSETS)    OF NET ASSETS)
                                        -------------     -------------
Series A (Equity Series)                     0.75%             N/A
Series B (Large Cap Value Series)            0.75%             N/A
Series C (Money Market Series)               0.50%             N/A
Series D (Global Series)                     1.00%             N/A
Series E (Diversified Income Series)         0.75%            0.15%
Series G (Large Cap Growth Series)           1.00%            0.25%
Series H (Enhanced Index Series)             0.75%            0.25%
Series J (Mid Cap Growth Series)             0.75%             N/A
Series N (Managed Asset
Allocation Series)                           1.00%             N/A
Series 0 (Equity Income Series)              1.00%             N/A
Series P (High Yield Series)                 0.75%             N/A
Series Q (Small Cap Value Series)            1.00%             N/A
Series S (Social Awareness Series)           0.75%             N/A
Series V (Mid Cap Value Series)              0.75%             N/A
Series W (Main Street Growth
and Income(R) Series)                        1.00%             N/A
Series X (Small Cap Growth Series)           1.00%             N/A
Series Y (Select 25 Series)                  0.75%             N/A
Series Z (Alpha Opportunity Series)*         2.00%(1)          N/A

-----------------------
* Series's management fee will range from 1.25% to 2.75% of average daily net assets as discussed below.

      (1)SMC receives a management fee from Series Z that is composed of two components. The first component is an annual base fee equal to 2.00% of Series Z's average daily net assets. The second component is a performance adjustment that either increases or decreases the base fee, depending on how Series Z performed relative to the S&P 500 Index. The Investment Manager will receive the 2.00% annual base fee for the first year of the Fund's investment operations, and thereafter, if Series Z's investment performance matches the investment record of the S&P 500 Index over the prior 12 month period. If the investment performance of the Fund exceeds the investment record of the S&P 500 Index, the performance adjustment increases the fee paid to the investment Manager proportionately, reaching a maximum annual fee of 2.75% if the Fund outperforms the investment record of the S&P 500 Index by 15 percentage points over the measurement period. If the investment performance of the Fund trails the investment record of the S&P 500 Index, the performance adjustment decreases the fee paid to the Investment Manager proportionately, reaching a minimum annual fee of 1.25% if the Fund underperforms the investment record of the S&P 500 Index by 15 percentage points over the measurement period. The performance adjustment is calculated on the basis of a "rolling" 12 month measuring period, so that a fee rate calculated on the basis of investment performance over a 12 month period will apply only for the next succeeding month, and then will be subject to recalculation for the following month on the basis of the Fund's investment performance over the prior 12 month period. Performance adjustments began on August 1, 2004 based upon Series Z's performance during the 12 months ended December 31, 2004.

Notes to Financial Statements
December 31, 2004

      SMC also acts as the administrative agent and transfer agent for the Funds, and as such performs administrative functions, transfer agency and dividend disbursing series, and the bookkeeping, accounting and pricing functions for each series. For these servic-es, the Investment Manager receives the following:

                                               ADMINISTRATIVE
                                              FEES (AS A % OF
                                                NET ASSETS)*
                                              ---------------
Series A (Equity Series)                                0.09%
Series B (Large Cap Value Series)                       0.09%
Series C (Money Market Series)                          0.09%
Series D (Global Series)                               0.145%
Series E (Diversified Income Series)                    0.09%
Series G (Large Cap Growth Series)                      0.09%
Series H (Enhanced Index Series)                        0.09%
Series J (Mid Cap Growth Series)                        0.09%
Series N (Managed Asset Allocation Series)              0.145%
Series 0 (Equity Income Series)                         0.09%
Series P (High Yield Series)                            0.09%
Series Q (Small Cap Value Series)                       0.09%
Series S (Social Awareness Series)                      0.09%
Series V (Mid Cap Value Series)                         0.09%
Series W (Main Street Growth and Income(R)
  Series                                                0.09%
Series X (Small Cap Growth Series)                      0.09%
Series Y (Select 25 Series)                             0.09%
Series Z (Alpha Opportunity Series)                    0.145%

--------------------
* Effective February 1, 2004 the minimum annual charge for administrative fees is $25,000 for each series.

      SMC is paid the following for providing transfer agent services to the
Funds:

                              EFFECTIVE           PRIOR TO
                          FEBRUARY 1, 2004    FEBRUARY 1, 2004
                          ----------------    ----------------
Per account charge        $ 5.00 - $ 8.00          $ 8.00
Transaction fee           $ 0.60 - $ 1.10          $ 1.00
Minimum annual charge
  per series                  $ 25,000                N/A
Certain out-of-pocket          Varies                 N/A
charges

      SMC pays the Dreyfus Corporation an annual fee equal to .25% of the average daily closing value of the combined net assets of Series B and another fund managed by SMC, Security Large Cap Value Fund, computed on a daily basis. Beginning January 1, 2002, the Dreyfus Corporation agreed to waive .10% of the average daily closing value of the combined net assets of these funds, computed on a daily basis, until December 31, 2006.

      SMC pays OppenheimerFunds, Inc. an annual fee equal to a percentage of the average daily closing value of the combined average daily net assets of SBL Series D and another fund managed by SMC, Security Equity Fund Global Series, computed on a daily basis as follows:

COMBINED AVERAGE DAILY NET ASSETS     ANNUAL FEES
---------------------------------     -----------
$0 to $300 Million...............         .35%
$300 Million to $750 Million.....         .30%
$750 Million or more.............         .25%

      SMC also pays OppenheimerFunds, Inc. an annual fee equal to a percentage of the average daily net assets of Series W, computed on a daily basis as follows:

AVERAGE DAILY NET ASSETS OF THE SERIES      ANNUAL FEES
--------------------------------------      -----------
$0 to $50 Million......................         .35%
$50 Million to $250 Million............         .30%
$250 million or more...................         .25%

      SMC pays T. Rowe Price Associates, Inc. an annual fee equal to .50% of the first $25,000,000 of average daily net assets of Series N and .35% of the average daily net assets of Series N in excess of $25,000,000 for management services provided to that Series. SMC also pays T. Rowe Price Associates, Inc. an annual fee equal to .50% of the first $20,000,000 of average daily net assets of Series 0 and .40% of the average daily net assets in excess of $20,000,000 for management services provided to Series 0.

      SMC pays Strong Capital Management, Inc. with respect to Series Q, an annual fee based on the average net assets of the Series. The fees for these services are outlined below:

AVERAGE DAILY NET ASSETS OF THE SERIES      ANNUAL FEES
--------------------------------------      -----------
Less Than $150 Million................         0.50%
$150 Milllion to $500 Million.........         0.45%
$500 Million or more..................         0.40%

      SMC pays RS Investments an annual fee equal to a percentage of the average daily closing value of the combined net assets of Series X and another fund managed by SMC, Security Equity Fund Small Cap Growth Series, computed on a daily basis as follows:

COMBINED AVERAGE DAILY NET ASSETS      ANNUAL FEES
---------------------------------      -----------
$0 to $100 Million...............          .55%
$100 Million to $400 Million.....          .50%
Over $400 Million................          .45%

      SMC pays Northern Trust an annual fee equal to a percentage of the average daily closing value of the combined net assets of Series H and Security Equity Fund Enhanced Index Series, computed on a daily basis as follows:

COMBINED AVERAGE DAILY NET ASSETS      ANNUAL FEES
---------------------------------      -----------
$0 to $100 Million...............          .20%
$100 Million to $300 Million.....          .15%
$300 Million or more ............          .13%

      SMC pays Mainstream Investment Advisers, LLC an annual fee equal to 2.50% of that portion of the Series Z's assets managed by Mainstream. The sub-advisory fee will be adjusted upward or downward, depending on how that portion of Series Z assets performed relative to the S&P 500 Index.

Notes to Financial Statements
December 31, 2004

      The pro rata adjustment will be determined based upon the investment performance of that portion of Series Z assets managed by Mainstream relative to the investment record of the S&P 500 Index. The amount of any upward adjustment in the Base Fee will be equal to 1.50% (a) multiplied by the number of percentage points by which the investment performance of the Series Z assets managed by Mainstream exceeds the investment record of the S&P 500 Index (b) divided by .30, up to a maximum of 4.00% or a minimum of 1.00% in annual subadvisory fees.

      During its first 12 months of operations, the Investment Manager paid Mainstream the base fee of 2.50% without any adjustment for performance. Performance adjustments began on August 1, 2004 based upon the performance during the 12 months ended July 1, 2004 of that portion of Series Z assets managed by Mainstream. Thereafter, the Investment Manager calculates the performance adjustment at the end of each calendar month based upon the investment performance of the assets managed by Mainstream during the twelve-month period ending on the last day of the prior month compared to the investment record of the S&P 500 Index during the same period.

      The Series Z assets are reallocated between Mainstream and the Investment Manager on a monthly basis to an approximately equal allocation. This procedure ensures that the Investment Manager cannot make allocation decisions that favor the Investment Manager over Mainstream.

      The investment advisory contract between the Fund and SMC provides that the total annual expenses of each series (including management fees, but excluding interest, taxes, brokerage commissions and extraordinary expenses) will not exceed the level of expenses which the series is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are then offered for sale. For the year ended December 31, 2004, SMC agreed to limit the total expenses for Series P, V and X to an annual rate of 2% of the average daily net asset value of each respective series, and limit Series G, H, Q, W and Y to an annual rate of 1.75%. SMC has agreed to limit the total other expenses for Series Z to 0.50%.

      At December 31, 2004, Security Benefit Life Insurance Company, through their insurance company separate accounts, owned 100% of the outstanding shares of SBL Fund.

      The Fund has directed SMC and certain of the sub-advisors to execute certain portfolio trades with broker/dealers in a manner that will benefit the Fund. Security Distributors, Inc. (SDI), a wholly-owned subsidiary of Security Benefit Group, Inc., a financial services holding company, is a national distributor for SBL Fund. These broker/dealers have agreed to either direct a portion of their brokerage commissions to SDI for use in promoting the distribution of Fund shares, or to provide brokerage credits, benefits or other services to be used to promote distribution of Fund shares (the "Brokerage Enhancement Plan"). The duty to seek best execution still applies to these portfolio trades. For the period ended September 17, 2004, the amounts generated under the Brokerage Enhancement Plan were as follows: Series A $0, Series B $196,812, Series G $0, Series J $0, Series 0 $11,316, Series S $0, Series V $0, and Series Y $0. The plan was terminated on September 17, 2004.

3. UNREALIZED APPRECIATION/DEPRECIATION

      For federal income tax purposes, the amounts of unrealized appreciation (depreciation) on investments at December 31, 2004, were as follows:

                             GROSS               GROSS         NET UNREALIZED
                           UNREALIZED         UNREALIZED       APPRECIATION
                          APPRECIATION      (DEPRECIATION)     (DEPRECIATION)
                         -------------     --------------      --------------
SERIES A
 (Equity)                $ 104,207,034      $ (16,240,505)     $   87,966,529
SERIES B
 (Large Cap Value)          60,422,083         (4,772,511)         55,649,572
SERIES C
 (Money Market)                    204            (10,902)            (10,698)
SERIES D
 (Global)                  132,922,493         (8,238,737)        124,683,756
SERIES E
 (Diversified Income)        3,153,925         (1,770,234)          1,383,691
SERIES G
 (Large Cap Growth)          4,023,954           (992,431)          3,031,523
SERIES H
 (Enhanced Index)            2,096,360         (1,122,556)            973,804
SERIES J
 (Mid Cap Growth)          132,720,888        (31,563,552)        101,157,336
SERIES N
 (Managed Asset
 Allocation)                12,806,599         (1,674,117)         11,132,482
SERIES 0
 (Equity Income)            41,026,817        (10,163,823)         30,862,994
SERIES P
 (High Yield)                5,400,305         (2,171,533)          3,228,772
SERIES Q
 (Small Cap Value)          28,931,026         (2,421,360)         26,509,666
SERIES S
 (Social Awareness)         19,725,903        (15,676,127)          4,049,776
SERIES V
 (Mid Cap Value)            96,847,671         (5,397,030)         91,450,641
SERIES W
 (Main Street Growth
 & Income(R)                 4,531,522         (1,185,446)          3,346,076
SERIES X
 (Small Cap Growth)         14,686,351         (1,561,051)         13,125,300
SERIES Y
 (Select 25(R)               6,588,948         (1,302,690)          5,286,258
SERIES Z
 (Alpha Opportunity)           174,750            (32,752)            141,998

Notes to Financial Statements
December 31, 2004

4. INVESTMENT TRANSACTIONS

      Investment transactions for the year ended December 31, 2004, (excluding overnight investments and short-term commercial paper) were as follows:

                                                PROCEEDS
                                PURCHASES      FROM SALES
                                ---------      ----------
SERIES A
 (Equity)                     $ 144,090,932   $ 211,479,102
SERIES B
 (Large Cap Value)              307,254,070     346,276,763
SERIES C
 (Money Market)                         N/A             N/A
SERIES D
 (Global)                       116,627,272     159,470,438
SERIES E
 (Diversified Income)            63,073,716      59,905,543
SERIES G
 (Large Cap Growth)              26,102,317      30,488,255
SERIES H
 (Enhanced Index)                37,364,343      34,646,606
SERIES J
 (Mid Cap Growth)               157,203,318     198,142,652
SERIES N
 (Managed Asset Allocation)      67,669,269      70,638,132
SERIES 0
 (Equity Income)                 54,643,379      41,200,551
SERIES P
 (High Yield)                    40,553,263      47,765,679
SERIES Q
 (Small Cap Value)               43,422,641      38,285,310
SERIES S
 (Social Awareness)              26,629,441      42,584,309
SERIES V
 (Mid Cap Value)                124,924,281     109,198,782
SERIES W
 (Main Street Growth &           42,705,877      39,666,134
Income(R)
SERIES X
 (Small Cap Growth)             116,600,763     128,727,500
SERIES Y
(Select 25(R))                   14,262,051      18,887,552
SERIES Z
(Alpha Opportunity)              64,926,017      59,108,893

5. OPEN FUTURES CONTRACTS

      Open futures contracts for Series H and Series Z as of December 31, 2004 were as follows:

                            SERIES H                SERIES Z
                      S&P 500 E-Mini Futures   S&P 500 Index Futures
                      ----------------------   ---------------------
Position                      Long                     Long
Number of Contracts            8                        25
Expiration Date             3-18-2005                3-17-2005
Contract Amount             $482,843                $7,388,175
Market Value                $485,500                $7,585,625
Unrealized Gain              $2,657                  $197,450

6. OPTIONS WRITTEN

      The following options written were outstanding for Series J as of December 31, 2004:

SERIES J CALL OPTIONS WRITTEN OUSTANDING

                                 EXPIRATION   EXERCISE   NUMBER OF     MARKET
COMMON STOCK                       DATE        PRICE     CONTRACTS     VALUE
------------------------------   ----------   --------   ---------   ---------
Cost Plus, Inc.                   2-18-05     $  35.00         399   $  23,940
Lions Gate Entertainment
 Corporation                      3-18-05        10.00       2,037     244,440
Navigant Consulting, Inc.         1-21-05        25.00         809     141,575
                                                         ---------   ---------
Total call options outstanding
(premiums received, $432,787)                                3,245   $ 409,955
                                                         =========   =========

SERIES J PUT OPTIONS WRITTEN OUTSTANDING

                                 EXPIRATION   EXERCISE   NUMBER OF     MARKET
COMMON STOCK                       DATE         PRICE    CONTRACTS     VALUE
------------------------------   ----------   --------   ---------   --------
Intersil Corporation              1-21-05     $  15.00       1,290   $ 12,900
Mindspeed Technologies, Inc.      1-21-05         2.50       2,497     12,485
                                                         ---------   --------
Total put options oustanding
(premiums received, $236,238)                                3,787   $ 25,385
                                                         =========   ========

Transactions in options written for Series J for the year ended December 31, 2004, were as follows:

SERIES J CALL OPTIONS WRITTEN

                                 NUMBER OF     PREMIUM
                                 CONTRACTS      AMOUNT
                                 ----------   ----------
Balance at December 31, 2003              -   $        -
Opened                                9,538    1,516,335
Bought Back                          (1,308)    (219,991)
Expired                              (1,629)    (237,990)
Exercised                            (3,356)    (625,567)
                                 ----------   ----------
Balance at December 31, 2004          3,245   $  432,787
                                 ==========   ==========

SERIES J PUT OPTIONS WRITTEN

                                 NUMBER OF      PREMIUM
                                 CONTRACTS      AMOUNT
                                 ----------   ----------
Balance at December 31, 2003          5,760   $  306,724
Opened                               11,590    1,227,841
Bought Back                          (1,530)    (211,011)
Expired                              (2,292)    (162,301)
Exercised                            (9,741)    (925,015)
                                 ----------   ----------
Balance at December 31, 2004          3,787   $  236,238
                                 ==========   ==========

Notes to Financial Statements
December 31, 2004

The following options written were outstanding for Series Q as of December 31, 2004:

SERIES Q CALL OPTIONS WRITTEN OUTSTANDING

                             EXPIRATION     EXERCISE      NUMBER OF        MARKET
COMMON STOCK                    DATE          PRICE       CONTRACTS        VALUE
------------------------     ----------     ---------     ----------     ---------
ABM Industries, Inc.          07-15-05      $   22.50              5     $     150
Andrx Corporation             01-21-05          20.00              5           950
                              03-18-05          17.50             25        12,000
                              03-18-05          20.00             20         6,200
Applera Corporation -
 Applied Biosystems Group     01-21-05          20.00             40         4,200
                              03-18-05          20.00             20         3,100
Armor Holdings, Inc.          01-21-05          45.00              5         1,425
                              02-18-05          40.00              5         3,650
                              02-18-05          45.00             45        18,000
                              02-18-05          50.00              5           725
                              05-20-05          50.00             10         3,500
BJ Services Company           01-21-05          47.50             15         1,350
                              02-18-05          45.00              5         1,500
                              04-15-05          50.00             20         3,500
Carpenter Technology
  Corporation                 01-21-05          55.00             30        13,200
                              01-21-05          60.00             10         1,550
                              02-18-05          55.00             10         5,500
                              02-18-05          60.00              5         1,450
                              03-18-05          45.00             15        20,550
                              03-18-05          50.00             25        24,250
                              03-18-05          55.00             25        15,750
                              06-17-05          60.00             15        10,200
Chicago Bridge & Iron
  Company N.V                 01-21-05          30.00              5         5,150
                              04-15-05          35.00             10         5,400
                              04-15-05          40.00              5         1,100
Coherent, Inc.                01-21-05          30.00              5           550
                              02-18-05          30.00             30         5,250
Credence Systems
  Corporation                 05-20-05           7.50              5         1,050
CV Therapeutics, Inc.         01-21-05          17.50             15         7,950
                              01-21-05          22.50             20         2,400
                              04-15-05          17.50              5         3,400
                              04-15-05          20.00             10         5,300
                              04-15-05          22.50             10         3,800
                              07-15-05          30.00              5         1,800
DHB Industries, Inc.          01-21-05          17.50             25         4,875
                              01-21-05          20.00             10           800
                              02-18-05          17.50             10         2,750
                              02-18-05          20.00             10         1,600
                              04-15-05          17.50             10         3,800
                              04-15-05          20.00              5         1,300
Earthlink, Inc.               01-21-05          10.00             30         4,950
                              07-15-05          10.00              5         1,050
                              07-15-05          12.50             25         2,000
Foot Locker, Inc.             02-18-05          25.00             10         2,200
                              05-20-05          25.00             10         2,900
Forest Oil Corporation        02-18-05          30.00              5         1,200
                              05-20-05          30.00             15         5,400
Glamis Gold, Ltd.             02-18-05          17.50             10           800
                              05-20-05          20.00              5           375
Goldcorp, Inc.                02-18-05          15.00             15         1,125
GrafTech International,
Ltd.                          03-18-05          10.00             15           525
H.B. Fuller Company           02-18-05          25.00             25         8,000
                              05-20-05          25.00             50        18,000

Headwaters, Inc.              01-21-05          30.00              5           250
                              02-18-05          30.00             15         1,650
Helmerich & Payne, Inc.       02-18-05          35.00             15         12,75
                              03-18-05          30.00              5         2,150
IDX Systems Corporation       02-18-05          35.00             30         4,500
                              02-18-05          40.00             10           100
Input/Output, Inc.            02-18-05           7.50              5           825
                              02-18-05          10.00              5           100
JDA Software Group, Inc.      04-15-05          15.00              5           450
McMoRan Exploration
 Company                      01-21-05          17.50              5           900
Meridian Gold, Inc.           01-21-05          15.00             10         3,900
                              04-15-05          17.50              5         1,225
                              04-15-05          20.00              5           650
Newfield Exploration
 Company                      01-21-05          60.00             15         1,650
                              03-18-05          65.00              5           600
                              06-17-05          65.00             10         2,550
Newport Corporation           02-18-05          12.50             15         2,625
Noble Energy, Inc.            01-21-05          60.00             20         4,600
                              01-21-05          65.00              5           175
                              02-18-05          60.00             20         6,800
                              02-18-05          65.00              5           425
Oceaneering International,
 Inc.                         01-21-05          35.00             35         8,050
                              04-15-05          40.00             25         3,125
OSI Systems, Inc.             01-21-05          20.00              5         1,450
                              01-21-05          22.50              5           350
                              04-15-05          22.50             10         1,850
Pioneer Natural Resources
 Company                      06-17-05          35.00              5         1,350
R.H. Donnelley
 Corporation                  01-21-05          50.00              5         4,350
                              02-18-05          55.00             10         3,900
                              05-20-05          55.00             10         5,700
                              05-20-05          60.00              5         1,375
Randgold Resources,
 Ltd. ADR                     03-18-05          12.50              5           250
                              06-17-05          12.50              5           450
Range Resources
 Corporation                  01-21-05          17.50              5         1,450
                              01-21-05          20.00              5           450
                              03-18-05          17.50             20         5,400
                              03-18-05          20.00             10         1,450
                              03-18-05          22.50             10           550
Sharper Image
 Corporation                  05-20-05          22.50             10           200
                              05-20-05          25.00             10           250
ShopKo Stores, Inc.           03-18-05          17.50             10         1,950
Smith International, Inc.     04-15-05          60.00              5           725
                              04-15-05          65.00              5           250
Steel Dynamics, Inc.          01-21-05          35.00             20         6,800
                              02-18-05          35.00             25        10,250
                              02-18-05          40.00             20         3,900
                              02-18-05          45.00             25         1,375
                              05-20-05          35.00              5         2,800
                              05-20-05          40.00              5         1,600
                              05-20-05          45.00              5           975
Stone Energy
 Corporation                  03-18-05          45.00             25         6,000
                              06-17-05          50.00             10         1,750
Tibco Software, Inc.          02-18-05          10.00             25         8,500

Notes to Financial Statements
December 31, 2004

                      EXPIRATION   EXERCISE   NUMBER OF      MARKET
COMMON STOCK            DATE         PRICE    CONTRACTS      VALUE
-------------------   ----------   --------   ---------    ---------
Transocean, Inc.        01-21-05      40.00          10    $   3,100
                        02-18-05      40.00          20        7,000
                        02-18-05      45.00          15        1,575
                        05-20-05      45.00          10        2,600
United States Steel
 Corporation            01-21-05      40.00          10       11,200
                        01-21-05      45.00          45       31,050
                        01-21-05      50.00          30        8,850
                        01-21-05      55.00          10          600
                        02-18-05      50.00          10        4,000
                        04-15-05      45.00          15       13,050
                        04-15-05      50.00          10        5,700
                        04-15-05      55.00          20        7,600
Unova, Inc.             01-21-05      25.00           5          475
                        03-18-05      22.50          20        6,800
                        03-18-05      25.00           5          950
                        06-17-05      25.00           5        1,350
York  International
 Corporation            02-18-05      35.00          10        1,200
                        05-20-05      35.00           5          950
                                              ---------    ---------
Total call options outstanding
(premiums received $471,034)                      1,625    $ 493,775
                                              =========    =========

  Transactions in options written for Series Q as of December 31, 2004, were as follows:

SERIES Q CALL OPTIONS WRITTEN

                                NUMBER OF      PREMIUM
                                CONTRACTS      AMOUNT
                                ---------    -----------
Balance at December 31, 2003        1,085    $   385,257
Opened                              4,700      1,186,970
Bought Back                        (3,785)    (1,031,529)
Expired                              (225)       (30,520)
Exercised                            (150)       (39,144)
                                ---------    -----------
Balance at December 31, 2004        1,625    $   471,034
                                =========    ===========

  The following options written were outstanding for Series V as of December 31, 2004 :

SERIES V CALL OPTIONS WRITTEN OUTSTANDING

                              EXPIRATION    EXERCISE   NUMBER OF     MARKET
COMMON STOCK                     DATE         PRICE     CONTRACTS     VALUE
------------                  ----------    --------   ----------  ---------
Arch Coal, Inc.                1-24-05      $ 35.00           404  $  58,580
Nabors Industries, LTD         1-24-05        50.00           400     88,000
Potash Corporation of
 Saskatchewan,Inc.             3-21-05        80.00           200    108,000
                                                       ----------  ---------
Total call options
 outstanding
(premiums received,
  $248,682)                                                 1,004  $ 254,580
                                                       ==========  =========

  Transactions in options written for Series V as of December 31, 2004, were as follows:

SERIES V CALL OPTIONS WRITTEN

                                            NUMBER OF     PREMIUM
                                            CONTRACTS     AMOUNT
                                            ---------    ---------
Balance at December 31, 2003                      327    $  72,266
Opened                                          5,101      911,634
Bought Back                                      (488)    (129,383)
Expired                                        (3,367)    (464,577)
Exercised                                        (569)    (141,258)
                                            ---------    ---------
Balance at December 31, 2004                    1,004    $ 248,682
                                            =========    =========

SERIES V PUT OPTIONS WRITTEN

                                            NUMBER OF     PREMIUM
                                            CONTRACTS     AMOUNT
                                            ---------    ---------
Balance at December 31, 2003                      500    $  73,496
Opened                                          5,720      758,741
Expired                                        (2,593)    (419,837)
Exercised                                      (3,627)    (412,400)
                                            ---------    ---------
Balance at December 31, 2004                        -    $       -
                                            =========    =========

7. FEDERAL TAX MATTERS

      Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to interest income accrued for defaulted and variable rate securities for tax purposes, differing book and tax amortization methods for premium and market discount and the expiration of capital loss carryovers. To the extent these differences are permanent differences, adjustments are made to the appropriate equity accounts in the period that the differences arise. The following adjustments were made to the Statement of Assets and Liabilities to reflect permanent differences:

              ACCUMULATED       UNDISTRIBUTED
              NET REALIZED      NET INVESTMENT        PAID-IN-
              GAIN/(LOSS)         INCOME              CAPITAL
              ------------      --------------      -------------
Series D      $    259,547      $     (259,647)     $         100
Series E          (346,291)            370,349            (24,058)
Series J                 -           2,269,363         (2,269,363)
Series N          (131,275)            131,275                  -
Series 0             5,659              (5,659)                 -
Series P           (68,438)             68,438                  -
Series Q          (639,592)            639,592                  -
Series V            (3,273)            (35,754)            39,027
Series W               292                (292)                 -
Series X                 -             758,029           (758,029)
Series Y                 -              52,557            (52,557)
Series Z          (115,554)            115,554                  -

At December 31, 2004, the following funds had capital loss carryovers and deferred post-October losses to offset future realized capital gains as follows:

                                                   DEFERRED
              CAPITAL LOSS                        POST-OCTOBER
               CARRYOVERS         EXPIRES IN        LOSSES
              --------------      ----------      ------------

Series A                   -            -         $  5,754,173

Series B      $  182,619,625         2008              -
                   5,057,813         2009
                  87,172,720         2010
                  26,620,854         2011
              --------------
              $  301,471,012
              ==============

Series D      $   10,014,130         2010              -
                  13,788,921         2011
              --------------
              $   23,803,051
              ==============

Notes to Financial Statements
December 31, 2004

                                                                DEFERRED
                    CAPITAL LOSS                              POST-OCTOBER
                     CARRYOVERS           EXPIRES IN             LOSSES
                     ----------           ----------             ------
Series E            $  3,286,357             2005
                         389,008             2007
                       9,322,945             2008
                         719,015             2010
                         350,320             2012
                    ------------
                    $ 14,067,645
                    ============

Series G            $  4,494,575             2008             $    148,098
                       4,785,898             2009
                       4,762,728             2010
                       3,378,968             2011
                    ------------
                    $ 17,422,169
                    ============

Series H            $    287,483             2008             $     18,261
                       2,046,119             2009
                       3,351,705             2010
                       5,084,188             2011
                    ------------
                    $ 10,769,495
                    ============

Series J            $  2,680,821             2010                       --
                    ============

Series O                      --               --             $        315

Series P            $    340,864             2009                       --
                       1,081,601             2010
                         671,214             2011
                    ------------
                    $  2,093,679
                    ============

Series Q                      --               --             $      1,223

Series S            $  1,235,368             2010             $     68,453
                    ============

Series W            $  3,788,869             2010             $      4,396
                       1,398,760             2011
                    ------------
                    $  5,187,629
                    ============

Series X            $ 23,398,087             2009                       --
                       9,772,253             2010
                    ------------
                    $ 33,170,340
                    ============

Series Y            $     91,338             2007             $    186,717
                       4,034,029             2008
                       5,673,178             2009
                       5,905,423             2010
                       6,092,309             2011
                         338,148             2012
                    ------------
                    $ 22,134,425
                    ============

Notes to Financial Statements
December 31, 2004

7. FEDERAL TAX MATTERS (CONTINUED)

      The tax character of distributions paid during the years ended December 31, 2003 and 2004 was the same for financial statement purposes, except for the following series:

Distributions from:

                         ORDINARY      LONG-TERM
                          INCOME      CAPITAL GAIN       TOTAL
                          ------      ------------       -----
2003
----
Series 0 ...........    $2,519 784    $  1,474,867    $ 3,994,651
Series Z ...........       365,052              --        365,052
2004
----
Series V ...........     1,861,428       4,229,761      6,091,189
Series Z ...........     1,014,665         173,067      1,187,732

Short term distributions are treated as ordinary distributions for federal income tax purposes.

      As of December 31, 2004, the components of accumulated distributable earnings/(defecit) on a tax basis were the same as those reported in the Statement of Assets and Liabilities, except as follows:

                                                                                                                   CAPITAL LOSSES
                  UNDISTRIBUTED          UNDISTRIBUTED            ACCUMULATED               UNREALIZED             AND UNREALIZED
                     ORDINARY              LONG-TERM              CAPITAL AND              APPRECIATION            APPRECIATION/
                      INCOME                 GAIN                 OTHER LOSSES            (DEPRECIATION)           (DEPRECIATION)
                      ------                 ----                 ----- ------            --------------           --------------
Series A            $4,363,888            $ 8,824,507            $  (5,754,173)            $ 87,966,529            $  95,400,751
Series B             4,627,033                     --             (301,471,012)              55,649,572             (241,194,407)
Series D             1,542,729                     --              (23,803,051)             124,732,101              102,471,779
Series E             7,294,273                     --              (14,067,645)               1,383,691               (5,389,681)
Series G               212,012                     --              (17,570,267)               3,031,523              (14,326,732)
Series H               480,803                     --              (10,787,756)                 973,804               (9,333,149)
Series J                    --                     --               (2,680,821)             101,391,022               98,710,201
Series N             1,690,399                526,358                       --               11,133,324               13,350,081
Series 0             4,239,748              5,257,095                     (315)              30,863,232               40,359,760
Series P             4,870,394                     --               (2,093,679)               3,077,104                5,853,819
Series Q             1,609,496              8,934,887                   (1,223)              26,486,908               37,030,068
Series S             1,093,613                     --               (1,303,821)               4,049,776                3,839,568
Series V             4,212,873             22,954,717                       --               91,444,744              118,612,334
Series W               360,383                     --               (5,192,025)               3,346,194               (1,485,448)
Series X                    --                     --              (33,170,340)              13,125,300              (20,045,040)
Series Z               712,752                341,097                       --                  141,998                1,195,847

      The difference between book basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain forward foreign currency contracts, passive foreign investment companies and certain appreciated securities at January 1, 2001.

      For federal income tax purposes, the following Series hereby designate the amounts set forth below as capital gain dividends for the fiscal year ended December 31, 2004:

Series Q            $  617,424
Series V             4,235,183
Series Z               173,067

Notes to Financial Statements
December 31, 2004

8. ACQUISITION OF SERIES I OF SBL FUND
      Pursuant to a plan of reorganization approved by the stockholders of Series I of SBL Fund, Series D of SBL Fund acquired all the net assets of Series I on October 3, 2003, which totalled $17,884,030. A total of 2,429,653 shares of Series I were exchanged for 2,893,567 shares of Series D immediately after the closing date. This exchange qualified as a tax-free reorganization under Section 368(a)(l)(c) of the Internal Revenue Code. Series I's net assets included $811,441 of unrealized appreciation, $217,611 of accumulated net investment income and $7,210,184 of accumulated realized loss on sale of investments. The aggregate net assets of Series D immediately before the acquisition totalled $360,601,773 and following the acquisition, the combined net assets of Series D totalled $378,485,803.

9. ACQUISITION OF SERIES T OF SBL FUND

      Pursuant to a plan of reorganization approved by the stockholders of Series T of SBL Fund, Series J of SBL Fund acquired all the net assets of Series T on October 3, 2003, which totalled $28,421,162. A total of 6,660,098 shares of Series T were exchanged for 1,234,851 shares of Series J immediately after the closing date. This exchange qualified as a tax-free reorganization under Section 368(a)(l)(c) of the Internal Revenue Code. Series T's net assets included $3,995,908 of unrealized appreciation, $16,703,007 of accumulated realized loss on sale of investments and $196,022 of net investment loss. The aggregate net assets of Series J immediately before the acquisition totalled $388,839,977 and following the acquisition, the combined net assets of Series J totalled $417,261,139.

10.AFFILIATED COMPANY TRANSACTIONS

      As defined in the 1940 Act, if a fund's holding represents ownership of 5% or more of the voting securities of a company, the company is affiliaited. A summary of transactions for each company which is or was an affiliate at or during the year ended December 31, 2004 follows:

                                  SHARE                             SHARE            MARKET
                                 BALANCE          PURCHASE         BALANCE           VALUE
FUND                             12-31-03          COST            12-31-04         12-31-04
----                             --------       ------------       ---------       -----------
SERIES J
Electric City Corporation*         --           $  3,823,359       2,214,000       $ 2,723,220
Electric City Warrants*            --           $    604,641         645,750           266,071

*Non-income producing.

Report of Independent Registered Public Accounting Firm

TO THE CONTRACTHOLDERS AND BOARD OF DIRECTORS
SBL FUND

We have audited the accompanying statements of assets and liabilities of SBL Fund (comprised of Series A, B, C, D, E, G, H, J, N, 0, P, Q, S, V, W, X, Y and Z portfolios) (the Fund), including the schedules of investments, as of December 31, 2004, and the related statements of operations for the year then ended, statement of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion of the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2004, by correspondence with custodians and brokers. As to certain securities relating to uncompleted transactions, we performed other audit procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Fund at December 31, 2004, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Kansas City, Missouri                                        Ernst & Young LLP
February 4, 2005

Directors and Officers (unaudited)
The business address of each director and officer is One Security Benefit Place, Topeka, KS 66636-0001.

DIRECTORS

NAME
(DATE OF BIRTH)
YEAR ELECTED***                 PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS
---------------                 -------------------------------------------
Donald A. Chubb, Jr.**          Business broker, Griffith & Blair Realtors
(12-14-46)
1994

Harry W. Craig, Jr.             Chairman, CEO, Secretary & Director, The Martin Tractor Company, Inc.; President & Director,
(05-11-39)                      The Martin Tractor Company, Inc.
2004

Penny A. Lumpkin**              Partner, Vivians' Gift Shop (Corporate Retail)
(08-20-39)                      Vice President, Palmer Companies, Inc. (Small Business and Shopping Center Development)
1993                            Vice President, PLB (Real Estate Equipment Leasing)
                                Vice President, Town Crier (Retail)
                                Prior to 1999:
                                Vice President & Treasurer, Palmer News, Inc.
                                Vice President, M/S News, Inc.
                                Secretary, Kansas City Periodicals
                                Prior to 2002:
                                Vice President, Bellaire Shopping Center (Managing and Leasing)
                                Partner, Goodwin Enterprises (Retail)

Maynard F. Oliverius**          President & Chief Executive Officer, Stormont-Vail HealthCare
(12-18-43)
1998

John D. Cleland*                Retired. Prior to January 1, 2003, Senior Vice President, Security Benefit Group, Inc. &
(05-01-36)                      Security Benefit Life Insurance Company
1991 (Director)
2000 (Chairman of the Board)

Michael G. Odium*               President & Managing Member Representative, Security Management Company, LLC
(01-12-52)                      Senior Vice President and Chief Investment Officer, Security Corporation and
2004 (President)                Security Benefit Life Insurance Company
2004 (Director)                 Director, Security Distributors, Incc.
                                Director, Vice President and Chief Investment Officer, First Security Benefit Life Insurance and
                                Annuity Company of New York
                                President & Chief Operating Officer, Allied Investment Advisors, Inc.
                                Principal, Vanguard Group

----------
* These directors are deemed to be "interested persons" of the Funds under the Investment Company Act of 1940, as amended, by reason of their positions with the Fund's Investment Manager and/or the parent of the Investment Manager.

** These directors serve on the Funds' joint audit committee, the purpose of which is to meet with the independent auditors, to review the work of the auditors, and to oversee the handling by Security Management Company, LLC of the accounting function for the Fund.

*** Each director oversees 35 Security Fund portfolios and serves until the next annual meeting, or until a successor has been duly elected and qualified.

OFFICERS

                  NAME
             (DATE OF BIRTH)
                  TITLE
              YEAR ELECTED*                                        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
             ---------------                                       -------------------------------------------
Steven M. Bowser                                  Vice President & Senior Portfolio Manager, Security Management Company, LLC;
(02-11-60)                                        Vice President & Security Benefit Life Insurance Company
Vice President
2003

Brenda M. Harwood                                 Assistant Vice President, Chief Compliance Officer & Treasurer, Security
(11-03-63)                                        Management Company, LLC;
Treasurer                                         Assistant Vice President, Security Benefit Life Insurance Company
1988                                              Vice President & Director, Security Distributors, Inc.

Mark Lamb                                         Vice President, Security Management Company, LLC,
(02-03-60)                                        Security Benefit Life Insurance Company
Vice President
2003

Amy J. Lee                                        Secretary, Security Management Company, LLC & Security Distributors, Inc.;
(06-05-61)                                        Vice President, Associate General Counsel & Assistant Secretary,
Secretary                                         Security Benefit Life Insurance Company
1987

Mark Mitchell                                     Vice President & Portfolio Manager, Security Management Company, LLC
(08-24-64)
Vice President
2003

James P. Schier                                   Vice President & Senior Portfolio Manager, Security Management Company, LLC;
(12-28-57)                                        Vice President, Security Benefit Life Insurance Company
Vice President
1998

Cindy L. Shields                                  Vice President & Head of Equity Asset Management, Security Management Company,LLC,
(06-05-67)                                        Security Benefit Life Insurance Company
Vice President
1988

Christopher D. Swickard                           Assistant Secretary, Security Management Company, LLC
(10-09-65)                                        Second Vice President & Counsel, Security Benefit Life Insurance Company
Assistant Secretary
1996

* Officers serve until the next annual meeting or until a successor has been duly elected and qualified.

Each of the Security Funds files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Forms N-Q of each such Fund are available on the Commission's website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The portfolio holdings of each of the Security Funds are available on their website, www.securitybenefit.com or by calling 1-800-888-2461.

A description of the policies and procedures that the Security Funds use to determine how to vote proxies relating to portfolio securities is available upon request, free of charge by calling 1-800-888-2461, or accessing the U.S. Securities and Exchange Commission website at www.sec.gov. Information regarding how the Security Funds voted proxies relating to portfolio securities during the 12 month period ended June 30, 2004 is available upon request, free of charge by calling 1-800-888-2461, or accessing the U.S. Securities and Exchange Commission website at www.sec.gov.

The statement of additional information ("SAI") includes additional information about the Funds' Directors and is available upon request without charge by calling 1-800-888-2461.

                       This page left blank intentionally.

THE SECURITY GROUP OF MUTUAL FUNDS

      Security Equity Fund

            -     Alpha Opportunity Series

            -     Enhanced index Series

            -     Equity Series

            -     Global Series

            -     Large Cap Growth Series

            -     Mid Cap Value Series

            -     Select 25(R) Series

            -     Small Cap Growth Series

            -     Social Awareness Series

      Security Large Cap value Fund

      Security Mid Cap Growth Fund

      Security Income Fund

            -     Diversified Income Series

            -     High Yield Series

            -     Income opportunity Series

            -     Capital Preservation Series

      Security Municipal Bond Fund

      Security Cash Fund

SECURITY FUNDS OFFICERS AND DIRECTORS

DIRECTORS

Donald A. Chubb, Jr.

John D. Cleland

Harry W. Craig, Jr.

Penny A. Lumpkin

Michael G. Odlum

Maynard F. Oliverius

OFFICERS

John D. Cleland, Chairman of the Board

Michael G. Odlum, President

Steve M. Bowser, Vice President, Equity Fund

Mark Lamb,Vice President, Equity Fund

Mark Mitchell, Vice President, Equity Fund

James P. Schier, Vice President, Equity and Mid Cap Growth Fund

Cindy L. Shields, Vice President, Equity Fund

Amy J. Lee, Secretary

Christopher D. Swickard, Assistant Secretary

Brenda M. Harwood, Chief Compliance Officer & Treasurer

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which contains details concerning the sales charges and other pertinent information.

[SECURITY DISTRIBUTORS, INC. LOGO]

One Security Benefit Place
Topeka, KS 66636-0001

ITEM 2.  CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. A copy of the Registrant's code of ethics is filed herewith as Exhibit 10(a)(1). No amendments were made to the provisions of the code of ethics during the period covered by this report. No implicit or explicit waivers to the provisions of the code of ethics were granted during the period covered by this report. The Registrant hereby undertakes to provide any person without charge, upon request, a copy of its Code by calling the Registrant at 1-800-888-2461.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's Board of Directors has determined that Maynard Oliverius, a member of the Audit Committee of the Board, is an audit committee financial expert. Mr. Oliverius is "independent" for purposes of this item.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $241,000 in 2003 and $303,000 in 2004.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $8,000 in 2003 and $5,000 in 2004. These services consisted of a review of the Registrant's semi-annual financial statements.

      The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates") which required pre-approval by the Audit Committee were $14,000 in 2003 and $18,000 in 2004, which related to the review of the transfer agent function.(1)

------------
(1) Prior to May 6, 2003, the Registrant's Audit Committee was not required to pre-approve non-audit services. Therefore, the information here represents only fees for pre-approved non-audit services rendered after May 6, 2003, to Service Affiliates.

(c) Tax Fees. The aggregate fees billed to the Registrant in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $23,000 in 2003 and $47,000 in 2004. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies.

      The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2003 and $0 in 2004.(2)

------------
(2) Prior to May 6, 2003, the Registrant's Audit Committee was not required to pre-approve Tax Services. Therefore, the information here represents only fees for pre-approved Tax Services rendered after May 6, 2003, to Service Affiliates.

(d) All Other Fees. The aggregate fees billed to the Registrant in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2003 and $0 in 2004.

      The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (d) of this Item, which required pre-approval by the Audit Committee were $0 in 2003 and $0 in 2004.(3)

------------
(3) Prior to May 6, 2003, the Registrant's Audit Committee was not required to pre-approve these services. Therefore, the information here represents only fees for pre-approved services rendered after May 6, 2003, to Service Affiliates.

(e)   (1)   Audit Committee Pre-Approval Policies and Procedures. The
            Registrant's Audit Committee has established policies and procedures for pre-approval of the auditor's engagements for audit and non-audit services to the Registrant. Pre-approval considerations include whether the proposed services are compatible with maintaining the auditor's independence as specified in applicable rules.

(e)   (2)   Percentage of Non-Audit Services Approved under (c)(7)(i)(C). The percentage of the services described in each of (b) through (d) of this Item 4 (only those that relate to the Registrant) that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X was 1.84%, 0% and 0%, respectively.

(f)   Not applicable.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $45,000 in 2003 and $70,000 in 2004.

(h) Auditor Independence. The Registrant's Audit Committee was provided with information relating to the provision of non-audit services by E&Y to the Registrant (and its affiliates) that were not pre-approved by the Audit Committee so that a determination could be made whether the provision of such services is compatible with maintaining E&Y's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant's board.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's board.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's President and Treasurer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no significant changes in the registrant's internal controls, or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. EXHIBITS.

(a)   (1)   Code of Ethics pursuant to Item 2 above.

      (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached hereto.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              SBL FUND

                              By:      MICHAEL G. ODLUM
                                       -----------------------------------
                                       Michael G. Odlum, President

                              Date:    March 9, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                              By:      MICHAEL G. ODLUM
                                       -----------------------------------
                                       Michael G. Odlum, President

                              Date:    March 9, 2005

                              By:      BRENDA M. HARWOOD
                                       -----------------------------------
                                       Brenda M. Harwood, Treasurer

                              Date:    March 9, 2005